Exhibit 10.1

[counsel for the Parties are identified
on the signature pages of this document]

IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF IDAHO

)
)
UNITED STATES OF AMERICA,		)
)
Plaintiff,		)
		)	No. 96-0122-N-EJL
v.		)	No. 91-0342-N-EJL
		)	No. 94-0206-N-HLR
HECLA LIMITED, a Delaware Corporation,		)
		)	CONSENT DECREE
Defendant.		)
)

)
and CONSOLIDATED CASES.		)
)

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Table of Contents (Cont.)

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I.     BACKGROUND

          A.     In 1983, the United States Environmental Protection Agency (“EPA”) placed the Bunker Hill Mining and Metallurgical Complex Superfund Site on the National Priorities List (“NPL”) pursuant to 42 U.S.C. § 9605.

          B.     In 1991, the Coeur d’Alene Tribe of Idaho (“Tribe”) filed a complaint in this matter pursuant to Section 107 of CERCLA, 42 U.S.C. § 9607, seeking natural resource damages with respect to the Site.

          C.     In 1994, the United States and the State of Idaho (“State”) filed actions for response costs against numerous defendants, including some of the Settling Companies as defined herein, for a discrete portion of the Site referred to as “the Box,” which were settled in a Consent Decree entered by the United States District Court for the District of Idaho on November 17, 1994 in case number CV-94-206-N-EJL.

          D.     In 1996, the United States of America (“United States”), on behalf of the Administrator of EPA, the Secretary of the United States Department of the Interior, and the Secretary of the United States Department of Agriculture, filed a complaint in this matter pursuant to Section 107 of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. § 9607, as amended (“CERCLA”), and Section 311 of the Clean Water Act (“CWA”), 33 U.S.C. § 1321, seeking natural resource damages and reimbursement of response costs incurred or to be incurred for response actions taken or to be taken at or in connection with the release or threatened release of hazardous substances at the Bunker Hill Mining and Metallurgical Complex Superfund Site. The complaint also seeks declaratory relief on the recoverability of future response costs related to the Site. Also in 1996, Hecla Limited filed a Counterclaim and First Amended Counterclaims against the United States.

          E.     Concurrently with the lodging of this Consent Decree, the State has filed an unopposed motion to intervene and a proposed complaint in intervention in this matter in the United States District Court pursuant to Section 107 of CERCLA, 42 U.S.C. § 9607, Idaho Code Section 39-101 et seq., and Idaho Code Section 39-4401 et seq., seeking reimbursement of response costs and natural resource damages with respect to the Site.

          F.     This Court has previously ruled that Hecla Mining Company (now Hecla Limited), one of the Settling Companies (as defined below), is liable to the United States for response costs under CERCLA Section 107 and to the Trustees for natural resource damages under CERCLA Section 107 and CWA Section 311, although the Court has not ruled on the dollar value of any judgment for either response costs or natural resource damages. See Coeur d’Alene Tribe v. Asarco Inc., 280 F. Supp. 2d 1094 (D. Idaho 2003) and Coeur d’Alene Tribe v. Asarco Inc., 471 F. Supp. 2d 1063 (D. Idaho 2005).

          G.     As a result of the release of hazardous substances at or from the Site, natural resources for which the United States, the Tribe, and the State are trustees under CERCLA and the CWA have been injured. The Trustees (as defined below) have expended funds to assess injuries to natural resources and to restore, replace, or acquire the equivalent of injured natural resources. The Trustees will in the future expend additional funds to restore, replace, or acquire the equivalent of injured natural resources.

          H.     In response to the release or threatened release of hazardous substances at or from the Site, EPA has undertaken substantial response actions at the Site pursuant to Section 104 of CERCLA, 42 U.S.C. § 9604, and will undertake additional substantial response actions in the future. In connection with these response actions, EPA has and will incur substantial response costs at the Site. The State also has undertaken, and will in the future undertake, response actions at the Site. In addition, in the future the Tribe may incur substantial response costs at the Site.

          I.     The response actions that EPA intends to take at the Site include addressing discharges from a number of inactive mine adits, portals, tunnels, shafts, and seeps (collectively referred to as “Features”). These Features are identified by the BLM Source Code locations included in Focused Feasibility Alternative 3+ in the July 2010 Final Draft Focused Feasibility Study Report for the Upper Basin ROD Amendment (“Focused Feasibility Study Alternative 3+”), plus the Hecla shaft, which is part of the Hecla-Star Complex (BUR 128). EPA’s July 2010 Proposed Plan for the Upper Coeur d’Alene Basin and Box contemplates that the discharges from these Features, at a minimum, will be addressed as part of EPA’s response actions over time under the Superfund program. Based on its current understanding of surface water conditions at the Site, EPA currently has no plans to select and implement additional response actions for Features that were not identified in Focused Feasibility Study Alternative 3+ or the Proposed Plan; however, EPA may in the future plan for and implement additional response actions at additional Features in the Site.

          J.     In February 1994, the United States, the State, Hecla Limited (formerly Hecla Mining Company), and other parties entered into the Box Consent Decree (as defined below) to address certain cleanup activities in certain areas of the Site within the 7-mile by 3-mile area of the Site known as the “Box,” approximately centered on Kellogg, Idaho.

          K.     In accordance with Section 122(g)(7) of CERCLA, the United States has reviewed the Financial Information submitted by Settling Companies to determine whether they have a limited ability to pay natural resource damages and response costs incurred and to be incurred at the Bunker Hill Mining and Metallurgical Complex Superfund Site, taking into consideration the ability of Settling Companies to pay response costs and natural resource damages and still maintain and develop their business operations, including their overall financial condition and the effect of payments required by this Consent Decree on their ability to raise revenues. In addition, the United States has reviewed disclosures submitted by Settling Companies to the Securities and Exchange Commission (SEC). Based upon this Financial Information and the SEC disclosures, the United States has determined that Settling Companies qualify for a reduction in settlement amount and/or an alternative payment method within the meaning of Section 122(g)(7) of CERCLA, 42 U.S.C. § 9622(g)(7), and are able to make the payments specified in Section VI. The Tribe and the State concur with this determination.

          L.     Settling Companies do not admit any liability to Plaintiffs or any third party arising out of the transactions or occurrences alleged in the complaints, nor do they acknowledge that any release or threatened release of hazardous substances at or from the Site constitutes an imminent and substantial endangerment to the public health or welfare or the environment. This Consent Decree shall be admissible in any action to interpret, enforce or modify this Consent Decree or in any action authorized under the reservations of rights in Sections X, XI, and XII, but it shall not be admissible in any judicial or administrative proceeding against Settling Companies, over their objection, as proof of liability or an admission of any fact dealt with herein.

          M.     The United States, the Tribe, the State, and Settling Companies agree, and this Court by entering this Consent Decree finds, that this Consent Decree has been negotiated by the Parties in good faith, that settlement of this matter will resolve years of prolonged and complicated litigation between the Parties, and that this Consent Decree is fair, reasonable, and in the public interest.

       NOW, THEREFORE, it is hereby ORDERED, ADJUDGED and DECREED:

II. JURISDICTION

          1.          This Court has jurisdiction over the subject matter of this action pursuant to 28 U.S.C. §§ 1331, 1345, 1355, 1362, and 1367; 33 U.S.C. § 1321(n); and 42 U.S.C. §§ 9607 and 9613(b), and also has personal jurisdiction over Settling Companies. Solely for the purposes of this Consent Decree and the underlying complaints, Settling Companies waive all objections and defenses that they may have to jurisdiction of the Court or to venue in this District. Settling Companies shall not challenge entry or the terms of this Consent Decree or this Court’s jurisdiction to enter and enforce this Consent Decree.

III. PARTIES BOUND

          2.          This Consent Decree is binding upon the United States, the Tribe, the State, and upon Settling Companies and their successors and assigns. Any change in ownership or corporate or other legal status, including, but not limited to, any transfer of assets or real or personal property, shall in no way alter the status or responsibilities of Settling Companies under this Consent Decree.

IV. DEFINITIONS

          3.          Unless otherwise expressly provided in this Consent Decree, terms used in this Consent Decree that are defined in CERCLA or in regulations promulgated under CERCLA shall have the meaning assigned to them in CERCLA or in such regulations. Terms defined in this Section in the plural may also be used in a singular form. Whenever terms listed below are used in this Consent Decree, including in any appendix attached hereto, the following definitions shall apply:

        “Active Mining Operations” shall mean, after the Lodging Date, activities, including construction activities, related to the extraction, removal or recovery, and beneficiation of metal ore in commercial quantities, and thereby excludes Exploration Operations.

          “Active Operations” shall mean, after the Lodging Date, all Active Mining Operations and all business, commercial or industrial activities of any kind other than Exploration Operations.

          “Box Consent Decree” shall mean the consent decree entered on November 18, 1994 in United States, et al. v. Asarco, Inc., et al., Civ. No. 94-0206-N-HLR, to which Hecla Limited (formerly Hecla Mining Company) is a party.

          “Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account” shall mean the special account, within the EPA Hazardous Substances Superfund, established for the Bunker Hill Mining and Metallurgical Complex Superfund Site by EPA pursuant to Section 122(b)(3) of CERCLA, 42 U.S.C. § 9622(b)(3).

          “CAA” shall mean the Clean Air Act, 42 U.S.C. §§ 7401 et seq.

          “CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq.

          “Coeur d’Alene Basin Natural Resource Trustee Account” shall mean the DOI Restoration Fund NRDAR Account 14X5198.

          “Consent Decree” shall mean this Consent Decree and all appendices attached hereto. In the event of conflict between this Consent Decree and any appendix, this Consent Decree shall control.

          “CWA” shall mean the Clean Water Act, 33 U.S.C. §§ 1251 et seq.

          The term “day” shall mean a calendar day. In computing any period of time under this Consent Decree, where the last day would fall on a Saturday, Sunday, or federal holiday, the period shall run until the close of business of the next working day.

          “DOI Account For Receiving Stock For The Trustees” shall mean the following account:

Merrill Lynch:
For Federal Book Entry Securities:
ABA#021000018
BK of NYC/MLGOV
Further Credit to the US Department of the Interior
Account Number: 78L-09001

           “DOJ” shall mean the United States Department of Justice and any successor departments, agencies or instrumentalities of the United States.

          “Effective Date” shall be the date upon which this Consent Decree is entered by the Court as recorded on the Court docket, or, if the Court instead issues an order approving the Consent Decree, the date such order is recorded on the Court docket.

          “Environmental Covenant” shall mean a recordable instrument under the Idaho Uniform Environmental Covenants Act, as amended, in the form of the document attached as Appendix A and including any site specific conditions selected by EPA, after consultation with the Idaho Department of Environmental Quality, necessary to ensure the protectiveness of any remedy implemented on the property.

          “EPA” shall mean the United States Environmental Protection Agency and any successor departments, agencies or instrumentalities of the United States.

          “EPA Account For Receiving Stock” shall mean the following account:

Merrill Lynch:
DTC#: 5198 Merrill Lynch
Account Name: U.S. Department of the Treasury
Further Credit to the United States Environmental Protection Agency
Account#: 78L-09000

          “EPA Hazardous Substance Superfund” shall mean the Hazardous Substance Superfund established by the Internal Revenue Code, 26 U.S.C. § 9507.

          “Exploration Operations” shall mean activities, after the Lodging Date, performed on the surface of lands or underground to locate mineral bodies and to determine the mineability and merchantability thereof, and which are conducted in conformance with the requirements of the Protocol in Appendix B. These activities include, but are not limited to, construction of roads or other accesses, trenches, and drilling.

          “Federal Land Management Agencies” shall mean the United States Bureau of Land Management and the United States Forest Service.

          “Federal Lands” shall mean federal lands within the Site, including but not limited to lands that are subject to unpatented mining claims.

          “Financial Information” shall mean those financial documents provided by David Sienko, on behalf of Settling Companies to Patrick Casey, on behalf of Plaintiffs, on July 15, 2010, July 26,

2010, and August 4, 2010, pursuant to the Protective Order entered by this Court on May 29, 2008.

          “Forward-Looking Information” is that Financial Information provided by Settling Companies to the Plaintiffs which consists of variable projections and estimates of future metals prices and of the Settling Companies’ future performance that may not be accurate predictors of any actual outcome.

          “Fractional Interest Property” shall mean any real property within the Site where one or more of the Settling Companies own less than one hundred percent (100%) of the interest in the real property as a tenant in common or a joint tenant and one or more persons or entities who or which are not Settling Companies own the remaining interest in the real property.

          “Governors Trust Fund” shall mean that certain trust fund established by the State of Idaho and attached to the Box Consent Decree as attachment M.

          “Hecla Limited” shall mean Hecla Limited, a Delaware corporation.

          “Hecla Mining Company” shall mean Hecla Mining Company, a Delaware corporation.

          “Hecla-Star Complex” shall mean the real property and other interests depicted in Appendix C and related current and future facilities located in or on said property.

          “IDAPA” shall mean the official publication of the Administrative Rules of the State of Idaho as required by the Idaho Administrative Procedures Act.

          “Institutional Controls” shall mean any applicable laws, regulations, ordinances, zoning restrictions, or other governmental controls or notices that: (a) limit land, water and/or resource use to minimize potential for human exposure to Waste Materials at the Site; (b) limit land, water and/or resource use to implement, ensure non-interference with, or ensure the protectiveness of any response action at the Site; and/or (c) provide information intended to modify or guide human behavior in response to risks posed by Waste Materials at the Site.

          “Insurance Information” shall mean those insurance documents included in Appendix D.

          “Interest” shall mean interest at the rate specified for interest on investments of the EPA Hazardous Substance Superfund established by 26 U.S.C. § 9507, compounded annually on October 1 of each year, in accordance with 42 U.S.C. § 9607(a). The applicable rate of interest shall be the rate in effect at the time the interest accrues. The rate of interest is subject to change on October 1 of each year.

          “Lodging Date” shall mean the date on which this Consent Decree is lodged with the Court.

          “Lucky Friday Active Area” shall mean the real property and other interests depicted in Appendix E and related current and future facilities located in or on said property.

           “Natural Resource Trustees,” or “Trustees,” shall mean the United States Department of the Interior, the United States Department of Agriculture (including the United States Forest Service), the Tribe, and the State.

          “Paragraph” shall mean a portion of this Consent Decree identified by an Arabic numeral or an upper or lower case letter.

          “Parties” shall mean the United States, the Coeur d’Alene Tribe, the State of Idaho, and Settling Companies.

          “Performing Parties” shall mean the United States, the State, the ASARCO Trust, and potentially responsible parties who have entered into or may enter into an agreement with the United States or the State for performance of response actions at the Site.

          “Plaintiffs” shall mean the United States, the Coeur d’Alene Tribe, and the State of Idaho.

          “Pre-Lodging Interest” shall mean interest calculated at an annual rate of 3.25% on the sum $197.5 million, from April 15, 2011, through the Lodging Date, if the Lodging Date is after April 15, 2011.

          “Proprietary Controls” shall mean: (1) easements or covenants running with the land that limit land, water use, or resource use and/or provide access rights; and (2) are created pursuant to common law or statutory law by an instrument that is recorded by the owner in the appropriate land records office.

          “Protocol” shall mean the document attached as Appendix B.

          “RCRA” shall mean the Solid Waste Disposal Act, 42 U.S.C. § 6901, et seq. (also known as the Resource Conservation and Recovery Act).

          “Section” shall mean a portion of this Consent Decree identified by a Roman numeral.

          “Settling Companies” (or “Settling Company” in the singular) shall mean Hecla Mining Company, Hecla Limited, Hecla Silver Valley, Inc., Silver Hunter Mining Company and HLT, Inc. “Settling Companies” also shall include successors and assigns to the Settling Companies to the extent that their liability, if any, arises solely from their status as successors or assigns to a Settling Company.

          “Site” shall mean the Bunker Hill Mining and Metallurgical Complex Superfund Site, which is generally located in the Coeur d’Alene Basin watershed in Idaho, including, without limitation, the South Fork of the Coeur d’Alene River (“South Fork”) and its tributaries, the 7-mile by 3-mile area known as “the Box,” the mainstem of the Coeur d’Alene River downstream of the confluence of the South Fork and the North Fork of the Coeur d’Alene River (“North Fork”), Lake Coeur d’Alene, and the Spokane River upstream of Upriver Dam, and those other areas where Waste Material originating from facilities on the South Fork and its tributaries have come to be located. The Lucky Friday Active Area, as depicted in Appendix E, the two properties owned by Hecla Limited that are identified in Appendix F, and the North Fork, including all tributaries of the North Fork, are excluded from the “Site” for purposes of this Consent Decree. The exclusion of the Lucky Friday Active Area from the “Site” for purposes of this Consent Decree does not exclude the Lucky Friday Active Area from the Bunker Hill Mining and Metallurgical Complex Superfund Site as listed by EPA on the National Priorities List on September 3, 1983. 48 Fed.Reg. 40,658, 40,670 (Sept. 8, 1983).

          “State” shall mean the State of Idaho.

          “Star Tailings Ponds” shall mean the tailings impoundments (Nos. 1-6) and related facilities located proximate to Woodland Park in the Canyon Creek drainage, as depicted in Appendix G.

          “Transfer” shall mean to sell, assign, convey or lease, or where used as a noun, a sale, assignment, conveyance, or any other disposition of any interest by operation of law or otherwise. Transfer shall not include (i) the granting of a security interest, pledge or mortgage of any interest except when the holder of any such interest forecloses or otherwise exercises its right to take both equitable and legal title to the interest, (ii) the transfer of any interest in a Fractional Interest Property, or (iii) a transfer from one Settling Company to another Settling Company.

          “Tribe” shall mean the federally-recognized Indian tribe known as the Coeur d’Alene Tribe, including its departments, agencies, and instrumentalities. The Tribe, which has a governing Tribal Constitution and Tribal Council duly recognized by the Secretary of the Interior, is an “Indian tribe” within the meaning of Section 101(36) of CERCLA, 42 U.S.C. § 9601(36).

          “United States” shall mean the United States of America and each department, agency, and instrumentality of the United States.

          “Waste Material” shall mean (1) any hazardous substance under Section 101(14) of CERCLA, 42 U.S.C. § 9601(14) or under Section 311(a)(14) of the CWA, 33 U.S.C. § 1321(a)(14); (2) any pollutant or contaminant under Section 101(33) of CERCLA, 42 U.S.C. § 9601(33); (3) any “solid waste” under Section 1004(27) of RCRA, 42 U.S.C. § 6903(27); (4) any pollutant under Section 502(6) of the CWA, 33 U.S.C. § 1362(6); (5) hazardous wastes as defined in the Idaho Hazardous Waste Management Act, Idaho Code 39-4403(8); (6) “pollutants” as defined in IDAPA 58.01.02.010.78; (7) “contaminants” as defined in IDAPA 58.01.11.007.10; (8) “hazardous materials” as defined in IDAPA 58.01.02.010.44; or (9) “deleterious materials” as defined in IDAPA 58.01.02.010.19.

V. STATEMENT OF PURPOSE

          4.          By entering into this Consent Decree, the primary mutual objectives of the Parties are: for Settling Companies to make the payments, deliveries, and guarantees in Section VI to resolve their civil liability at the Site, as provided in the Covenants Not to Sue, and subject to the Reservations of Rights, in Sections X, XI, and XII; to fully satisfy and resolve any remaining liability of any of the Settling Companies under the Box Consent Decree; to provide for Access and Institutional Controls as set forth in Section XVIII; to resolve other claims as set forth in Sections XIII, XIV, and XVI; and to establish a protocol for coordinating Settling Companies’ future mining-related activities with activities authorized by CERCLA, as set forth in Section XX.

VI. PAYMENTS, DELIVERIES, AND GUARANTEES

          5.          Court Registry.

                    a.     The United States and the State shall file a motion to deposit certain funds into the registry of the Court (“Registry Account”) no later than twenty (20) days after the date of Lodging of this Consent Decree. Settling Defendants shall not oppose that motion.

                    b.     The proposed order granting that motion shall be consistent with the proposed order attached hereto as Appendix K.

                    c.     The purpose of the Registry Account is to receive certain payments from Settling Companies as is provided in Paragraphs 6(a) and 6(c) (“Total Registry Payment Amount”); to earn interest; and to provide funds to finance response actions relating to water treatment, including operation and maintenance, as necessary, taken or to be taken at or in connection with the Bunker Hill Mining and Metallurgical Complex Superfund Site. The funds shall be disbursed from the Registry Account under conditions which are described in Paragraphs 5(d) - 5(f) below.

                    d.     EPA presently expects to issue an amended Record of Decision (“ROD”) within the next year in connection with its July 2010 Proposed Plan for the Upper Coeur d’Alene Basin and Box. Concurrently with preparing the ROD, EPA and the State will be discussing the State’s role in performing certain response actions relating to water treatment and distribution of the proceeds held in the Registry Account. Those discussions will consider EPA’s estimate of the cost of response actions to be performed by the State, other cleanup priorities within the Site and their associated costs, and the availability of funding for these and other planned response actions. Should the State agree to perform such response actions, which agreement would be reflected in a Superfund State Contract, and once the agreement is finalized, EPA and the State shall jointly move the Court for a distribution from the Registry Account and shall provide accompanying payment instructions, consistent with that agreement. Neither EPA nor the State can unilaterally determine that an agreement has been reached. Settling Companies are not eligible to receive any funds directly from the Registry Account, nor may Settling Companies participate in the discussions between EPA and the State about those funds.

                    e.     If after eighteen (18) months EPA and the State have not jointly moved for distribution of the funds held in the Registry Account and provided instructions for payments of such funds, all funds remaining in the Registry Account, including interest, shall be disbursed to EPA upon motion to the Court by the United States.

                    f.     Any disbursements made to EPA from the Registry Account made pursuant to this Paragraph shall be made by certified or cashier’s check or wire transfer made payable to “EPA Hazardous Substance Superfund” and shall be deposited in the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account within the EPA Hazardous Substance Superfund, to be retained and used to conduct or finance response actions at or in connection with the Bunker Hill Mining and Metallurgical Complex Superfund Site. After certification of completion of the Bunker Hill Mining and Metallurgical Complex Superfund Site remedial action, any balance remaining in the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account may be transferred by EPA to the EPA Hazardous Substance Superfund.

                    g.     The provisions of this Paragraph and any disagreements between the State and EPA regarding allocation of the Total Registry Payment Amount are not subject to the Dispute Resolution provisions of this Consent Decree.

          6.          Hecla Limited shall make the following payments to EPA, or to the Registry Account pursuant to Paragraphs 6(a) and 6(c), to be retained and used by EPA or the State to conduct or finance response actions at or in connection with the Site:

                    a.     Within thirty (30) days of the Effective Date, Hecla Limited shall pay to the Registry Account in accordance with Paragraph 5 the sum of $66,588,208, which includes 75% of the proceeds from all Series 1 and 3 warrants exercised between the date of issuance and April 12, 2011.

                    b.     Within thirty (30) days of the Effective Date, Hecla Limited shall either: (i) pay to the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account the sum of $41,625,000, or (ii) deliver to the EPA Account For Receiving Stock a number of shares of common stock of Hecla Mining Company having a market value of $41,625,000, based on the closing price for Hecla Mining Company common stock on the New York Stock Exchange on the trading day prior to delivery. The choice between paying cash or delivering stock shall be made by Hecla Limited. In the event that Hecla Limited elects to make this payment in shares of common stock, those shares shall be delivered on the last trading day of the 30-day period.

                    c.     Within thirty (30) days of the Effective Date, Hecla Limited shall pay 66.5% of Pre-Lodging Interest to the Registry Account in accordance with Paragraph 5. If the Consent Decree was lodged on or before April 15, 2011, no payment of Pre-Lodging Interest is required.

                    d.     Within thirty (30) days of the one-year anniversary of the Effective Date, Hecla Limited shall pay to the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account the principal amount of $18,750,000, plus Interest. Interest on the payment under this sub-paragraph shall be calculated from the Effective Date through the date of payment.

                    e.     Within thirty (30) days of the two-year anniversary of the Effective Date, Hecla Limited shall pay to the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account the principal amount of $11,250,000 plus Interest. Interest on the payment under this sub-paragraph shall be calculated from the Effective Date through the date of payment.

                    f.     Between the Effective Date and August 15, 2014, Hecla Limited shall pay to the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account the sum of $42,336,792, as follows:

                           (i)     Within 30 days of the end of each calendar quarter between the Effective Date and August 15, 2014, Hecla Limited shall pay to the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account 75% of an amount equal to the proceeds from exercised Hecla Mining Company Series 1 and Series 3 warrants received during the prior calendar quarter. The first quarterly payment to be made under this sub-paragraph shall include 75% of all warrant exercise proceeds from April 13, 2011 through the end of the calendar quarter in which the Effective Date falls.

                           (ii)     No later than August 15, 2014, Hecla Limited shall pay to the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account the sum of $42,336,792, less the quarterly payments previously made to the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account pursuant to sub-paragraph (i), above.

          7.          Hecla Limited shall make the following payments to the Trustees:

                    a.     Within thirty (30) days of the Effective Date, Hecla Limited shall pay to the Coeur d’Alene Basin Natural Resource Trustee Account the sum of $21,732,736, which includes 25% of the proceeds from all Series 1 and 3 warrants exercised between the date of issuance and April 12, 2011.

                    b.     Within thirty (30) days of the Effective Date, Hecla Limited shall either: (i) pay to the Coeur d’Alene Basin Natural Resource Trustee Account the sum of $13,875,000, or (ii) deliver to the DOI Account For Receiving Stock For The Trustees a number of shares of common stock of Hecla Mining Company having a market value of $13,875,000, based on the closing price for Hecla Mining Company common stock on the New York Stock Exchange on the trading day prior to delivery. The choice between paying cash or delivering stock shall be made by Hecla Limited. In the event that Hecla Limited elects to make this payment in shares of common stock, those shares shall be delivered on the last trading day of the 30-day period.

                    c.       Within thirty (30) days of the Effective Date, Hecla Limited shall pay to the Coeur d’Alene Basin Natural Resource Trustee Account 22% of Pre-Lodging Interest. If the Consent Decree was lodged on or before April 15, 2011, no payment of Pre-Lodging Interest is required.

                    d.       Within thirty (30) days of the one-year anniversary of the Effective Date, Hecla Limited shall pay to the Coeur d’Alene Basin Natural Resource Trustee Account the principal amount of $6,250,000, plus Interest. Interest on the payment under this sub-paragraph shall be calculated from the Effective Date through the date of payment.

                    e.       Within thirty (30) days of the two-year anniversary of the Effective Date, Hecla Limited shall pay to the Coeur d’Alene Basin Natural Resource Trustee Account the principal amount of $3,750,000, plus Interest. Interest on the payment under this sub-paragraph shall be calculated from the Effective Date through the date of payment.

                    f.       Between the Effective Date and August 15, 2014, Hecla Limited shall pay to the Coeur d’Alene Basin Natural Resource Trustee Account the sum of $14,112,264, as follows:

                              (i)          Within 30 days of the end of each calendar quarter between the Effective Date and August 15, 2014, Hecla Limited shall pay to the Coeur d’Alene Basin Natural Resource Trustee Account 25% of an amount equal to the proceeds from exercised Hecla Mining Company Series 1 and Series 3 warrants received during the prior calendar quarter. The first quarterly payment to be made under this sub-paragraph shall include 25% of all warrant exercise proceeds from April 13, 2011 through the end of the calendar quarter in which the Effective Date falls.

                              (ii)         No later than August 15, 2014, Hecla Limited shall pay to the Coeur d’Alene Basin Natural Resource Trustee Account the sum of $14,112,264, less the quarterly payments previously made to the Coeur d’Alene Basin Natural Resource Trustee Account pursuant to sub-paragraph (i), above.

          8.      Within 30 days of the Effective Date, Hecla Limited shall pay to EPA and the State of Idaho jointly the sum of $17,000,000, to be deposited in the Governor’s Trust Fund and used in accordance therewith to fund the requirements set forth in Attachment D to the Box Consent Decree and related Institutional Control Plan activities at other areas in the Site. Within thirty (30) days of the Effective Date, Hecla Limited shall pay to the Governor’s Trust Fund 8.5% of Pre-Lodging Interest. If the Consent Decree was lodged on or before April 15, 2011, no payment of Pre-Lodging Interest is required. Payments made pursuant to this section shall be made via electronic funds transfer in accordance with the Electronic Remittance Guide prepared by the Idaho State Treasurer’s Office. Questions concerning payment should be directed to:

Fiscal Office Idaho Department of Environmental Quality 1410 N. Hilton, Boise, Idaho 83706 208-373-0315

          9.      Within 30 days of the Effective Date, Hecla Limited shall pay to the State and the Tribe the aggregate sum of $ 2,130,000, to enhance implementation of the Lake Coeur d’Alene Lake Management Plan. Said monies shall be paid as follows:

                    a.          $1,065,000 to be paid to the State of Idaho Department of Environmental Quality and deposited in an account and used exclusively to fund activities of the Lake Coeur d’Alene Lake Management Plan. Payments made pursuant to this sub-paragraph shall be made via electronic funds transfer in accordance with the Electronic Remittance Guide prepared by the Idaho State Treasurer’s Office. If the payment instructions are not provided by the Idaho State Treasurer’s Office at least three days prior to the payment’s due date, then the due date for that payment shall be extended until the third day after the Idaho State Treasurer’s Office provides payment instructions for that payment. Questions concerning payment should be directed to:

Fiscal Office Idaho Department of Environmental Quality 1410 N. Hilton, Boise, Idaho 83706 208-373-0315

                    b.        $1,065,000 to be paid to the Coeur d’Alene Tribe and deposited in an account and used exclusively to fund activities of the Lake Coeur d’Alene Lake Management Plan. Payment to the Tribe under this Section shall be paid by certified or cashier’s check made payable to the “Coeur d’Alene Tribe” and sent to:

Coeur d’Alene Tribe Finance Department 850 A Street P O Box 408 Plummer, ID 83851

The check, or a letter accompanying the check, shall identify the payment as “payment to fund activities of the Lake Coeur d’Alene Management Plan” under this Section and shall reference the name and address of the Party making payment, the Coeur d’Alene Basin site, the civil action numbers 96-0122-N-EJL, 91-0342-N-EJL and 94-0206-N-HLR and this Consent Decree.

                    c.        Within thirty (30) days of the Effective Date, Hecla Limited shall pay to the State and the Coeur d’Alene Tribe each 0.5% of Pre-Lodging Interest. If the Consent Decree was lodged on or before April 15, 2011, no payment of Pre-Lodging Interest is required.

          10.     Within 30 days of the Effective Date, Hecla Limited shall pay to the Tribe the sum of $4,000,000 in past costs. Within thirty (30) days of the Effective Date, Hecla Limited shall pay to the Coeur d’Alene Tribe 2% of Pre-Lodging Interest. If the Consent Decree was lodged on or before April 15, 2011, no payment of Pre-Lodging Interest is required. Payment to the Tribe under this Section shall be paid by certified or cashier’s check made payable to the “Coeur d’Alene Tribe” and sent to:

Coeur d’Alene Tribe
Finance Department
850 A Street
P O Box 408
Plummer, ID 83851

The check, or a letter accompanying the check, shall identify the payment as “payment for past costs” under this Section and shall reference the name and address of the Party making payment, the Coeur d’Alene Basin site, the civil action numbers 96-0122-N-EJL, 91-0342-N-EJL and 94-0206-N-HLR and this Consent Decree.

          11.     With respect to the interest payments due under Paragraphs 6(c)-6(e) and 7(c)-7(e), the Financial Litigation Unit (“FLU”) of the United States Attorney’s Office for the District of Idaho shall send a calculation of the interest due for each payment to Hecla Limited. Hecla Limited may make any payment due under Paragraphs 6(c) – 6(e) and 7(c) – 7(e) prior to the due date, but must contact the FLU in advance for a determination regarding the amount of interest to be included with the payment.

          12.     Hecla Limited shall make payments required in Paragraphs 6 and 7 by FedWire Electronic Funds Transfer (“EFT”) to the U.S. Department of Justice account in accordance with current EFT procedures, included in the written instructions that shall be provided to Settling Companies by the FLU after the Effective Date. The payment instructions provided by the FLU shall include a Consolidated Debt Collection System (“CDCS”) number, which shall be used to identify all payments required to be made in accordance with this Consent Decree. The FLU shall provide the payment instructions in accordance with Section XXIII (Notices and Submissions). If the payment instructions are not provided by the FLU at least three days prior to a payment’s due date, then the due date for that payment shall be extended until the third day after the FLU provides payment instructions for that payment.

          13.     At the time of each payment, Hecla Limited shall send notice to each Plaintiff that payment has been made to it in accordance with Section XXIII (Notices and Submissions). In addition, for payments required by Paragraphs 6 and 7, Hecla Limited shall send notice that payment has been made to the EPA Cincinnati Finance Office by email at acctsreceivable.cinwd@epa.gov, or by mail to:

EPA Cincinnati Finance Office 26 Martin Luther King Drive Cincinnati, Ohio 45268

Such notice shall reference the Site/Spill ID Number1020, DOJ Case Numbers 90-11-3-128L and 90-11-3-128M.

          14.     The amounts paid by the Settling Companies to the EPA Hazardous Superfund shall be deposited by EPA into the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account, to be retained and used to conduct or finance response actions relating to water treatment, including operation and maintenance, as necessary, and other response actions at or in connection with the Bunker Hill Mining and Metallurgical Complex Superfund Site.

Proceeds from the sale of any shares of stock delivered to the EPA Account For Receiving Stock pursuant to Paragraph 6(b) also shall be deposited by EPA into the Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account, to be retained and used to conduct or finance response actions relating to water treatment, including operation and maintenance, as necessary, and other response actions at or in connection with the Bunker Hill Mining and Metallurgical Complex Superfund Site. After completion of response actions at or in connection with the Bunker Hill Mining and Metallurgical Complex Superfund Site, any remaining funds may be transferred by EPA to the EPA Hazardous Substance Superfund.

          15.     Hecla Mining Company guarantees all payments and deliveries of stock to be made by Hecla Limited pursuant to Paragraphs 6(a) – 6(c), 7(a) – 7(c), 8, 9, and 10. Hecla Mining Company shall immediately assume responsibility for and fulfill any obligation in this Consent Decree of Hecla Limited pursuant to Paragraphs 6(a) – 6(c), 7(a) – 7(c), 8, 9, and 10 to make payments or deliver stock if Hecla Limited fails to do so, including any and all principal payments, interest, and penalties or additional payments required by Section IX below.

          16.     Hecla Limited shall secure the full amounts of the payments required in Paragraphs 6(d)-6(f) and 7(d)-7(f), excluding interest, with third-party performance guarantee(s) in the form(s) attached hereto in Appendix H-1 (EPA) or Appendix H-2 (Trustees), or in one consolidated form designating both EPA and the Trustees. Within 30 days after the Effective Date of this Consent Decree, Hecla Limited shall execute or otherwise finalize all instruments or other documents required in order to make the performance guarantees in Appendix H legally binding, and such performance guarantees shall thereupon be fully effective. Within 45 days of the Effective Date of this Consent Decree, Hecla Limited shall submit to Plaintiffs copies of all executed and/or otherwise finalized instruments or other documents required in order to make the performance guarantees legally binding in accordance with Section XXIII (Notices and Submissions).

          17.     Hecla Limited shall have the right to decrease the dollar amount of a relevant performance guarantee pursuant to Paragraph 16 by the amounts of any payments made by Hecla Limited pursuant to Paragraphs 6(f) and 7(f) against the guaranteed obligation. When any payment required to be made pursuant to Paragraphs 6(d)-6(f) and 7(d)-7(f) has been made, Hecla Limited may adjust or discontinue the relevant performance guarantee.

          18.     In the event that the United States or any Settling Company becomes aware of information indicating that any performance guarantee in Appendix H is no longer fully effective or is otherwise not materially in compliance with the terms of this Consent Decree, Hecla Limited, within ninety (90) days of receipt of notice from the United States, or, as the case may be, within ninety (90) days of the Settling Company becoming aware of such information, shall obtain a revised or alternative form of performance guarantee that is equivalent to the form of the guarantee set forth in either Appendix H-1 (EPA) or Appendix H-2 (Trustees).

          19.     In the event that the initial guarantee required by Paragraph 16 or the replacement guarantee required by Paragraph 18 is not provided as specified and within the time periods required by those Paragraphs, all payments remaining to be made by Hecla Limited pursuant to this Consent Decree shall be accelerated and shall become fully due and payable fifteen (15) days after such event.

          20.     All payments for natural resource damages will be spent according to the provisions of CERCLA Sections 107(f) and 111(i).

          21.     A minimum of $10,000,000 from the above payments for natural resource damages will be used for restoration of Lake Coeur d’Alene. In addition, use of these funds will be guided by the existing Memorandum of Understanding between the federal trustees and the Tribe, as well as future agreements that may be reached among all the Trustees.

          22.     This Consent Decree is based on Settling Companies’ limited ability to pay. The Parties stipulate for the limited purposes specified herein that but for Settling Companies’ limited ability to pay, Settling Companies’ potential liability to Plaintiffs for the Site could be substantially higher than $263,400,000. Therefore, in the event that any Settling Company files or becomes subject to a petition for relief under the Bankruptcy Code, Plaintiffs may assert, notwithstanding any other provision of the Consent Decree, a claim for the full amount of that Settling Company’s potential liability. Settling Companies reserve the right to oppose the claim on any ground other than that the amount of their liability is limited by the terms of this Consent Decree. The provisions of the Bankruptcy Code and applicable nonbankruptcy law shall then govern Plaintiffs’ and Settling Companies’ rights. This paragraph shall be null and void when the payments to be made under Paragraphs 6(a)-6(c), 7(a)-7(c), and 8-10 have been made.

VII. EXCESS RECOVERIES UNDER INSURANCE POLICIES

          23.     Settling Companies, in their sole discretion, may by settlement or litigation seek to recover funds from insurers based on a duty to indemnify pursuant to the insurance policies identified in the Insurance Information in Appendix D. If Settling Companies receive any such insurance proceeds in excess of the aggregate amount of $3,100,000.00, Settling Companies shall pay to Plaintiffs 50% of the any amounts exceeding $3,100,000.00, as follows:

                    a.     Within 30 days of receiving funds such that the aggregate amount of all recoveries from the insurance policies identified in the Insurance Information exceeds $3,100,000, Settling Companies shall pay 37.5% of the amount of funds received that exceeds $3,100,000.00 in the aggregate to the “Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account.”

                    b.     Within 30 days of receiving funds such that the aggregate amount of all recoveries from the insurance policies identified in the Insurance Information exceeds $3,100,000, Settling Companies shall pay 12.5% of the amount of funds received that exceeds $3,100,000.00 in the aggregate to the “Coeur d’Alene Basin Natural Resource Trustee Account.”

VIII. CESSATION OF DISCHARGES FROM LUCKY FRIDAY TAILINGS POND 1

          24.     Beginning on the Effective Date, Settling Companies shall cease any and all discharges of pollutants pursuant to NPDES permit No. ID-000017-5 from the tailings pond identified by EPA as the Lucky Friday Tailings Pond No. 3 MUL020, but which Appendix I refers to as “Pond #1.” The prohibition on the discharges referenced in this Paragraph shall not preclude utilization of Outfall 001 (as identified in NPDES permit No. ID-000017-5) for discharges not from Tailings Pond No. 1. Outfall 001 is located proximate to but not within Tailings Pond No. 1.

          25.     No later than December 15, 2013, Settling Companies shall complete closure of Tailings Pond No. 1 pursuant to all applicable legal requirements, including the requirements of the Idaho Department of Water Resources. Proper completion of closure of Tailings Pond No. 1 shall not be a basis for exercising the reservations of rights in Paragraphs 32(j), 37(i), and 42(i) (precluding EPA’s work plan).

IX. FAILURE TO COMPLY WITH CONSENT DECREE

          26.     Interest on Payments. Interest will accrue on any unpaid amounts until the total amount due has been received if Hecla Limited or Hecla Mining Company, as guarantor, if applicable, fail to make any payment required by Paragraphs 6 - 10 by the required due date.

          27.     Stipulated Penalties or Additional Payments.

                    a.     If any amounts due under Paragraphs 6 – 10, 19, and 23 are not paid by the required date, Settling Companies shall be in violation of this Consent Decree and Hecla Limited or Hecla Mining Company, as guarantor, if applicable, shall pay, in addition to the Interest required by Paragraph 26, a stipulated penalty or additional payment in the amount of one-half of one percent (.5%) of the amount of each payment that is late for each day late. Stipulated penalties or additional payments shall be due to each Plaintiff in proportion to that Plaintiff’s percentage share of payments due it under Section VI. The portion of any stipulated penalty for payments relating to Paragraphs 6, 8, or 19 owed to EPA shall be paid as set forth below. The portion of any additional payment for payments relating to Paragraphs 7, 9, 10, or 19 owed to the Trustees shall be paid as set forth below.

                    b.     If Settling Companies do not comply with Sections VIII (Cessation of Discharges from Lucky Friday Tailings Pond 3), XVII (Notice to Successors), XIX (Access to Information), XVIII (Access and Institutional Controls), and those requirements of the Protocol not subject to the Protocol’s stipulated penalty provisions, Settling Companies shall be in violation of this Consent Decree and Hecla Limited shall pay to EPA pursuant to sub-paragraph (c) or the Trustees pursuant to sub-paragraph (d), as applicable, as a stipulated penalty or additional payment, per violation per day of such noncompliance, as follows:

Penalty Per Violation Per Day	Period of Noncompliance

$750.00	1st through 14th day
$1,750.00	15th through 30th day
$3,000.00	31st day and beyond

                    c.     Stipulated penalties owed to EPA are due and payable within thirty (30) days after the date of the written demand for payment of the penalties by EPA. All payments to EPA under this Paragraph shall be identified as “stipulated penalties” and shall be made by FedWire Electronic Funds Transfer to:

Federal Reserve Bank of New York
ABA = 021030004
Account = 68010727
SWIFT address = FRNYUS33
33 Liberty Street
New York NY 10045
Field Tag 4200 of the FedWire message should read “D 68010727
Environmental Protection Agency”

and shall reference the CDCS Number, Site/Spill ID Number 1020, and DOJ Case Number 90-11-3-128L.

                    d.     Additional payments owed to the Trustees shall be to provide additional compensation for injuries to natural resources that are not otherwise addressed by this ability-to-pay settlement. Additional payments owed to the Trustees are due and payable within thirty (30) days after the date of the written demand for payment of the additional payments by the Trustees. All payments to the Trustees under this Paragraph shall be identified as “additional payments” and shall be made to the Coeur d’Alene Basin Natural Resource Trustee Account and shall reference DOJ Case Number 90-11-3-128M.

                    e.     At the time of payment, Hecla Limited or Hecla Mining Company, as guarantor, if applicable, shall send notice that payment has been made to Plaintiffs in accordance with Section XXIII (Notices and Submissions), and (for payments due to EPA only) to the EPA Cincinnati Finance Office by email at acctsreceivable.cinwd@epa.gov, or by mail to:

EPA Cincinnati Finance Office 26 Martin Luther King Drive Cincinnati, Ohio 45268

Such notice shall reference the CDCS Number, Site/Spill ID Number 1020, and DOJ Case Number 90-11-3-128L.

                    f.     Penalties and additional payments shall accrue as provided in this Paragraph regardless of whether any Plaintiff has notified Settling Companies of the violation or made a demand for payment, but need only be paid upon demand. All penalties and additional payments shall begin to accrue on the day after payment is due or the day a violation occurs, and shall continue to accrue through the date of payment or the final day of correction of the noncompliance or completion of the activity. Nothing in this Consent Decree shall prevent the simultaneous accrual of separate penalties or additional payments for separate violations of this Consent Decree.

          28.     If one or more Plaintiffs bring an action to enforce this Consent Decree, Hecla Limited or Hecla Mining Company shall reimburse such Plaintiffs for all reasonable costs of such action, including but not limited to costs of attorney time.

          29.     Payments made under this Section shall be in addition to any other remedies or sanctions available to Plaintiffs by virtue of Settling Companies’ failure to comply with the requirements of this Consent Decree. However, stipulated penalties and additional payments shall not accrue: (1) with respect to a decision by the Director of the Office of Environmental Cleanup, EPA Region 10, under Paragraph 83(b) or 84(a) of Section XXII (Dispute Resolution), during the period, if any, beginning on the 21st day after the date that the Settling Companies’ reply to EPA’s Statement of Position is received until the date that the Director issues a final decision regarding such dispute; and (2) with respect to judicial review by this Court of any dispute under Section XXII (Dispute Resolution), during the period, if any, beginning on the 31st day after the Court’s receipt of the final submission regarding the dispute until the date that the Court issues a final decision regarding such dispute.

          30.     Notwithstanding any other provision of this Section, any Plaintiff may, in its unreviewable discretion, waive payment of any portion of the stipulated penalties or additional payments that have accrued to it pursuant to this Consent Decree. Payment of stipulated penalties or additional payments shall not excuse Hecla Limited or Hecla Mining Company, as guarantor, if applicable, from payment as required by Section VI or from performance of any other requirements of this Consent Decree.

X. COVENANTS NOT TO SUE AND RESERVATIONS OF RIGHTS BY THE UNITED STATES

          31.     United States’ Covenant Not to Sue. Except as specifically provided in Paragraphs 32-35 (Reservations of Rights by United States), the United States covenants not to sue or to take administrative action against Settling Companies regarding the Site pursuant to Sections 106 and 107(a) of CERCLA, 42 U.S.C. §§ 9606 and 9607(a), Section 7003 of RCRA, 42 U.S.C. § 6973, and Sections 309, 311 and 504 of the CWA, 33 U.S.C. § 1319, 1321and 1364. With respect to present and future liability, these covenants shall take effect upon receipt of all of the payments and/or deliveries of stock required by Paragraphs 6(a)-6(c), 7(a)-7(c), 8, 9, and 10 (Payments, Deliveries, and Guarantees). These covenants not to sue are conditioned upon the satisfactory performance by Settling Companies of their obligations under this Consent Decree, including but not limited to payment of all amounts due under Paragraphs 6 - 10 (Payments, Deliveries, and Guarantees) and any Interest, stipulated penalties, or additional payments due thereon under Section IX (Failure to Comply with Consent Decree). These covenants not to sue are also conditioned upon the veracity of the Financial Information (except as to Forward-Looking Information) and the Insurance Information provided by Settling Companies and the financial, insurance, and indemnity certification made by Settling Companies in Paragraph 79. If the Financial Information (except as to Forward-Looking Information) or the Insurance Information provided by Settling Companies, or the financial, insurance, or indemnity certification made by Settling Companies in Paragraph 79, is subsequently determined by the United States, following consultation with the State and the Tribe, to be (subject to dispute resolution in accordance with Section XXII) knowingly false or in any material respect inaccurate, in each case as of the date such Financial Information was provided by the Settling Companies, then Settling Companies shall forfeit all payments made pursuant to this Consent Decree and these covenants not to sue and the contribution protection in Paragraph 53 shall be null and void. Such forfeiture shall not constitute liquidated damages and shall not in any way foreclose the United States’ right to pursue any other causes of action arising from Settling Companies’ materially inaccurate information. However, such payments will be credited against any Settling Company’s CERCLA liability at the Site. These covenants not to sue extend only to Settling Companies and do not extend to any other person.

          32.     Reservations of Rights By United States. The United States reserves, and this Consent Decree is without prejudice to, all rights against Settling Companies with respect to all matters not expressly included within the Covenants Not to Sue by United States in Paragraph 31. Notwithstanding any other provision of this Consent Decree, the United States reserves all rights against Settling Companies with respect to the Site for:

                    a.          liability for failure of Settling Companies to meet a requirement of this Consent Decree;

                    b.          criminal liability;

                    c.          liability for violations of federal law by Settling Companies which occur after the Lodging Date;

                    d.          liability based on releases of Waste Materials after the Lodging Date from Settling Companies’ Active Operations;

                    e.          liability based on releases of Waste Materials after the Lodging Date from Settling Companies’ Exploration Operations, but excluding liability for releases of Waste Materials (i) present at the Site prior to or as of the Lodging Date, and (ii) if such releases were not caused by Settling Companies’ Exploration Operations;

                    f.          liability, based on Settling Companies’ ownership of real property within the Site when such ownership commences after the Lodging Date, up to but not exceeding the increase in fair market value of the property as a result of response actions conducted on the property after Settling Companies’ ownership of the property commenced, but excluding liability for property transferred from one Settling Company to another, where the property has been continuously and exclusively owned by one or more Settling Companies on and after the Lodging Date;

                    g.          liability based on any Settling Companies’ transportation, treatment, storage, discharge, or disposal, or the arrangement for the transportation, treatment, storage, discharge, release, or disposal of a Waste Material at or in connection with the Site, after the Lodging Date; provided that a re-release of Waste Materials present at the Site prior to or as of the Lodging Date not caused by Settling Companies is not included within this reservation of rights;

                    h.          liability based on releases of Waste Materials after the Lodging Date from Star Tailings Ponds 5 and 6;

                    i.           liability based on releases of Waste Materials from adits, portals, tunnels, or shafts where Settling Companies conduct Active Operations after the Lodging Date, regardless of whether the Waste Materials relate to activities conducted prior to the Lodging Date or after the Lodging Date;

                    j.          with respect to any property currently owned by Settling Companies that is inactive as of the Lodging Date but that is subsequently redeveloped for Exploration Operations or Active Operations (including but not limited to the Hecla-Star Complex), liability based on the presence of Waste Materials at the subject property prior to the Lodging Date to the extent the Settling Companies’ Exploration Operations or Active Operations preclude EPA from responding to releases from such Waste Materials pursuant to EPA’s work plan for the property;

                    k.          liability for unpermitted discharges or disposition of Waste Materials in connection with or resulting from Active Operations or Exploration Operations where the discharge or disposition requires a permit under the CWA, regardless of whether the Waste Materials relate to activities conducted prior to the Lodging Date or after the Lodging Date;

                    l.           liability for violations of permit conditions in Site-related permits issued under the CWA to any Settling Company in connection with Active Operations or Exploration Operations, including violations of Site-related permit conditions by Settling Companies occurring prior to the Lodging Date, regardless of whether the violations of permit conditions relate to activities conducted prior to the Lodging Date or after the Lodging Date;

                    m.         liability under the CWA or RCRA for imminent and substantial endangerment in connection with Settling Companies’ Active Operations or Exploration Operations conducted after the Lodging Date; and

                    n.          liability arising from the past, present, or future disposal, release or threat of release of a Waste Material outside of the Site.

          33.     Nothing in this Consent Decree shall be interpreted to limit or diminish Settling Companies’ obligations to obtain and comply with any necessary permits, including, but not limited to, under the CWA, for Active Operations or Exploration Operations that Settling Companies conduct after the Lodging Date. Nothing in this Consent Decree shall affect whether Waste Materials present at the Site prior to the Lodging Date are subject to any permit requirements after the Lodging Date.

          34.     Nothing in this Consent Decree shall be interpreted to limit or diminish the United States’ authority to establish, modify, or enforce permit conditions or discharge limitations in permits issued to Settling Companies, including permits issued before and after the Lodging Date.

          35.     Notwithstanding any other provision of this Consent Decree, the United States reserves, and this Consent Decree is without prejudice to, the right to reinstitute or reopen this action, or to commence a new action seeking relief other than as provided in this Consent Decree, if the Financial Information (except as to Forward-Looking Information) or the Insurance Information provided by Settling Companies, or the financial, insurance, or indemnity certification made by Settling Companies in Paragraph 79, is subsequently determined by the United States, following consultation with the State and the Tribe, to be (subject to dispute resolution in accordance with Section XXII) knowingly false or in any material respect inaccurate, in each case as of the date such Financial Information was provided by the Settling Companies.

XI. COVENANTS NOT TO SUE AND RESERVATIONS OF RIGHTS BY THE TRIBE

          36.     Tribe’s Covenant Not to Sue. Except as specifically provided in Paragraphs 37-40 (Reservations of Rights by Tribe), the Tribe covenants not to sue or to take administrative action against Settling Companies regarding the Site pursuant to Section 104 of CERCLA, 42 U.S.C. § 9604, Section 107(a) of CERCLA, 42 U.S.C. § 9607(a), Section 7002 of RCRA, 42 USC § 6972, and Sections 309, 311 and 505 of the CWA, 33 U.S.C. §§ 1319, 1321 and 1365, and pursuant to any applicable law of the Tribe concerning natural resource damages or response actions or costs. With respect to present and future liability, these covenants shall take effect upon receipt of all of the payments and/or deliveries of stock required by Paragraphs 6(a)-6(c), 7(a)-7(c), 8, 9, and 10 (Payments, Deliveries, and Guarantees). These covenants not to sue are conditioned upon the satisfactory performance by Settling Companies of their obligations under this Consent Decree, including but not limited to payment of all amounts due under Paragraphs 6 - 10 (Payments, Deliveries, and Guarantees) and any Interest, stipulated penalties, or additional payments due thereon under Section IX (Failure to Comply with Consent Decree). These covenants not to sue are also conditioned upon the veracity of the Financial Information (except as to Forward-Looking Information) and the Insurance Information provided by Settling Companies and the financial, insurance, and indemnity certification made by Settling Companies in Paragraph 79. If the Financial Information (except as to Forward-Looking Information) or the Insurance Information provided by Settling Companies, or the financial, insurance, or indemnity certification made by Settling Companies in Paragraph 79, is subsequently determined by the United States, following consultation with the State and the Tribe, to be (subject to dispute resolution in accordance with Section XXII) knowingly false or in any material respect inaccurate, in each case as of the date such Financial

Information was provided by the Settling Companies, then Settling Companies shall forfeit all payments made pursuant to this Consent Decree and these covenants not to sue and the contribution protection in Paragraph 53 shall be null and void. Such forfeiture shall not constitute liquidated damages and shall not in any way foreclose the Tribe’s right to pursue any other causes of action arising from Settling Companies’ materially inaccurate information. However, such payments will be credited against any Settling Company’s CERCLA liability at the Site. These covenants not to sue extend only to Settling Companies and do not extend to any other person.

          37.     Reservations of Rights By Tribe. The Tribe reserves, and this Consent Decree is without prejudice to, all rights against Settling Companies with respect to all matters not expressly included within the Covenants Not to Sue by Tribe in Paragraph 36. Nothing in this Consent Decree (including the Protocol in Appendix B) shall be construed to enlarge, diminish, or be deemed an admission by Settling Companies of the Tribe’s jurisdiction or legal authority under applicable law. Notwithstanding any other provision of this Consent Decree, the Tribe reserves all rights it may have under applicable law against Settling Companies with respect to the Site for:

                    a.          liability for failure of Settling Companies to meet a requirement of this Consent Decree;

                    b.          liability for violations of applicable law by Settling Companies which occur after the Lodging Date;

                    c.          liability based on releases of Waste Materials after the Lodging Date from Settling Companies’ Active Operations;

                    d.          liability based on releases of Waste Materials after the Lodging Date from Settling Companies’ Exploration Operations, but excluding liability for releases of Waste Materials (i) present at the Site prior to or as of the Lodging Date, and (ii) if such releases were not caused by Settling Companies’ Exploration Operations;

                    e.          liability, based on Settling Companies’ ownership of real property within the Site when such ownership commences after the Lodging Date, up to but not exceeding the increase in fair market value of the property as a result of response actions conducted on the property after Settling Companies’ ownership of the property commenced, but excluding liability for property transferred from one Settling Company to another, where the property has been continuously and exclusively owned by one or more Settling Companies on and after the Lodging Date;

                    f.          liability based on any Settling Companies’ transportation, treatment, storage, discharge, or disposal, or the arrangement for the transportation, treatment, storage, discharge, release, or disposal of a Waste Material at or in connection with the Site, after the Lodging Date; provided that a re-release of Waste Materials present at the Site prior to or as of the Lodging Date not caused by Settling Companies is not included within this reservation of rights;

                    g.          liability based on releases of Waste Materials after the Lodging Date from Star Tailings Ponds 5 and 6;

                    h.          liability based on releases of Waste Materials from adits, portals, tunnels, or shafts where Settling Companies conduct Active Operations after the Lodging Date, regardless of whether the Waste Materials relate to activities conducted prior to the Lodging Date or after the Lodging Date;

                    i.           with respect to any property currently owned by Settling Companies that is inactive as of the Lodging Date but that is subsequently redeveloped for Exploration Operations or Active Operations (including but not limited to the Hecla-Star Complex), liability based on the presence of Waste Materials at the subject property prior to the Lodging Date to the extent the Settling Companies’ Exploration Operations or Active Operations preclude EPA from responding to releases from such Waste Materials pursuant to EPA’s work plan for the property;

                    j.          liability for unpermitted discharges or disposition of Waste Materials in connection with or resulting from Active Operations or Exploration Operations where the discharge or disposition requires a permit under the CWA, regardless of whether the Waste Materials relate to activities conducted prior to the Lodging Date or after the Lodging Date;

                    k.          liability for violations of permit conditions in Site-related permits issued under the CWA to any Settling Company in connection with Active Operations or Exploration Operations, including violations of Site-related permit conditions by Settling Companies occurring prior to the

Lodging Date, regardless of whether the violations of permit conditions relate to activities conducted prior to the Lodging Date or after the Lodging Date;

                    l.          liability under the CWA or RCRA for imminent and substantial endangerment in connection with Settling Companies’ Active Operations or Exploration Operations conducted after the Lodging Date; and

                    m.          liability arising from the past, present, or future disposal, release or threat of release of a Waste Material outside of the Site.

          38.     Nothing in this Consent Decree shall be interpreted to limit or diminish Settling Companies’ obligations to obtain and comply with any necessary permits, including, but not limited to, under the CWA, for Active Operations or Exploration Operations that Settling Companies conduct after the Lodging Date. Nothing in this Consent Decree shall affect whether Waste Materials present at the Site prior to the Lodging Date are subject to any permit requirements after the Lodging Date.

          39.     Nothing in this Consent Decree (including the Protocol) shall be interpreted to enlarge or diminish, or be deemed an admission by Settling Companies of any jurisdiction or legal authority the Tribe may have under applicable laws to establish, modify, or enforce permit conditions or discharge limitations in permits issued to Settling Companies, including permits issued before and after the Lodging Date.

          40.     Notwithstanding any other provision of this Consent Decree, the Tribe reserves, and this Consent Decree is without prejudice to, the right to reinstitute or reopen this action, or to commence a new action seeking relief other than as provided in this Consent Decree, if the Financial Information (except as to Forward-Looking Information) or the Insurance Information provided by Settling Companies, or the financial, insurance, or indemnity certification made by Settling Companies in Paragraph 79, is subsequently determined by the United States, following consultation with the State and the Tribe, to be (subject to dispute resolution in accordance with Section XXII) knowingly false or in any material respect inaccurate, in each case as of the date such Financial Information was provided by the Settling Companies.

XII. COVENANTS NOT TO SUE AND RESERVATIONS OF RIGHTS BY THE STATE

          41.     State’s Covenant Not to Sue. Except as specifically provided in Paragraphs 42-45 (Reservations of Rights by State), the State covenants not to sue or to take administrative action against Settling Companies regarding the Site pursuant to Section 107(a) of CERCLA, (42 U.S.C. § 9607(a)), RCRA Section 7002, (42 U.S.C. § 6972), Sections 311 and 505 of the CWA, (33 U.S.C. §§ 1321 and 1365), Idaho Code section 39-108 and Idaho Code section 39-4413, and to the extent otherwise authorized by law, it being the intent of this Consent Decree to have the effect of a Consent Order pursuant to Idaho Code section 39-108(3)(a)(iv) and Idaho Code section 39-4413(A)(1)(d). With respect to present and future liability, these covenants shall take effect upon receipt of all of the payments and/or deliveries of stock required by Paragraphs 6(a)-6(c), 7(a)-7(c), 8, 9, and 10 (Payments, Deliveries, and Guarantees). These covenants not to sue are conditioned upon the satisfactory performance by Settling Companies of their obligations under this Consent Decree, including but not limited to payment of all amounts due under Paragraphs 6 - 10 (Payments, Deliveries, and Guarantees) and any Interest, stipulated penalties, or additional payments due thereon under Section IX (Failure to Comply with Consent Decree). These covenants not to sue are also conditioned upon the veracity of the Financial Information (except as to Forward-Looking Information) and the Insurance Information provided by Settling Companies and the financial, insurance, and indemnity certification made by Settling Companies in Paragraph 79. If the Financial Information (except as to Forward-Looking Information) or the Insurance Information provided by Settling Companies, or the financial, insurance, or indemnity certification made by Settling Companies in Paragraph 79, is subsequently determined by the United States, following consultation with the State and the Tribe, to be (subject to dispute resolution in accordance with Section XXII) knowingly false or in any material respect inaccurate, in each case as of the date such Financial Information was provided by the Settling Companies, then Settling Companies shall forfeit all payments made pursuant to this Consent Decree and these covenants not to sue and the contribution protection in Paragraph 53 shall be null and void. Such forfeiture shall not constitute liquidated damages and shall not in any way foreclose the State’s right to pursue any other causes of action arising from Settling Companies’ materially inaccurate information. However, such payments will be credited against any Settling Company’s CERCLA liability at the Site. These covenants not to sue extend only to Settling Companies and do not extend to any other person.

          42.     Reservations of Rights By State. The State reserves, and this Consent Decree is without prejudice to, all rights against Settling Companies with respect to all matters not expressly included within the Covenants Not to Sue by State in Paragraph 41. Notwithstanding any other provision of this Consent Decree, the State reserves all rights against Settling Companies with respect to: liability for failure of Settling Companies to meet a requirement of this Consent Decree;

                    a.          liability for failure of Settling Companies to meet a requirement of this Consent Decree;

                    b.          criminal liability;

                    c.          liability for violations of law by Settling Companies which occur after the Lodging Date;

                    d.          liability based on releases of Waste Materials after the Lodging Date from Settling Companies’ Active Operations;

                    e.          liability based on releases of Waste Materials after the Lodging Date from Settling Companies’ Exploration Operations, but excluding liability for releases of Waste Materials (i) present at the Site prior to or as of the Lodging Date, and (ii) if such releases were not caused by Settling Companies’ Exploration Operations;

                    f.          liability based on any Settling Companies’ transportation, treatment, storage, discharge, or disposal, or the arrangement for the transportation, treatment, storage, discharge, release, or disposal of a Waste Material at or in connection with the Site, after the Lodging Date; provided that a re-release of Waste Materials present at the Site prior to or as of the Lodging Date not caused by Settling Companies is not included within this reservation of rights;

                    g.          liability based on releases of Waste Materials after the Lodging Date from Star Tailings Ponds 5 and 6;

                    h.          liability based on releases of Waste Materials from adits, portals, tunnels, or shafts where Settling Companies conduct Active Operations after the Lodging Date,

regardless of whether the Waste Materials relate to activities conducted prior to the Lodging Date or after the Lodging Date;

                    i.          with respect to any property currently owned by Settling Companies that is inactive as of the Lodging Date but that is subsequently redeveloped for Exploration Operations or Active Operations (including but not limited to the Hecla-Star Complex), liability based on the presence of Waste Materials at the subject property prior to the Lodging Date to the extent the Settling Companies’ Exploration Operations or Active Operations preclude EPA from responding to releases from such Waste Materials pursuant to EPA’s work plan for the property;

                    j.          liability under the CWA or RCRA for imminent and substantial endangerment in connection with Settling Companies’ Active Operations or Exploration Operations conducted after the Lodging Date; and

                    k.          liability arising from the past, present, or future disposal, release or threat of release of a Waste Material outside of the Site.

          43.     Nothing in this Consent Decree shall be interpreted to limit or diminish Settling Companies’ obligations to obtain and comply with any necessary permits for Active Operations or Exploration Operations that Settling Companies conduct after the Lodging Date. Nothing in this Consent Decree shall affect whether Waste Materials present at the Site prior to the Lodging Date are subject to any permit requirements after the Lodging Date.

          44.     Nothing in this Consent Decree shall be interpreted to limit or diminish the State’s authority to establish, modify, or enforce permit conditions in permits issued to Settling Companies, including permits issued before and after the Lodging Date.

          45.     Notwithstanding any other provision of this Consent Decree, the State reserves, and this Consent Decree is without prejudice to, the right to reinstitute or reopen this action, or to commence a new action seeking relief other than as provided in this Consent Decree, if the Financial Information (except as to Forward-Looking Information) or the Insurance Information provided by Settling Companies, or the financial, insurance, or indemnity certification made by Settling Companies in Paragraph 79, is subsequently determined by the United States, following consultation with the State and the Tribe, to be (subject to dispute resolution in accordance with Section

XXII) knowingly false or in any material respect inaccurate, in each case as of the date such Financial Information was provided by the Settling Companies.

XIII. COVENANTS NOT TO SUE BY SETTLING COMPANIES

          46.     Settling Companies covenant not to sue and agree not to assert any claims or causes of action against the United States, the Tribe, or the State, or their contractors or employees, with respect to the Site and this Consent Decree, including but not limited to:

                    a.          any direct or indirect claim for reimbursement from the Hazardous Substance Superfund based on Sections 106(b)(2), 107, 111, 112, or 113 of CERCLA, 42 U.S.C. §§ 9606(b)(2), 9607, 9611, 9612, or 9613, or any other provision of law;

                    b.          any claim arising out of response actions at or in connection with the Site, including any claim under the United States Constitution, the Tribal Constitution, the State Constitution, the Tucker Act, 28 U.S.C. § 1491, the Equal Access to Justice Act, 28 U.S.C. § 2412, as amended, or at common law; or

                    c.          any claim against the United States, the Tribe, or the State pursuant to Sections 107(a) and 113 of CERCLA, 42 U.S.C. §§ 9607(a) and 9613, Section 7002 of RCRA, 42 U.S.C. §§ 6972, and Section 505 of the CWA, 33 U.S.C. § 1365, tribal law, or state law, relating to the Site.

          47.     Except as provided in Paragraph 49 (Claims against other PRPs) and Paragraph 55 (Res Judicata and other Defenses), these covenants not to sue shall not apply in the event the United States, the Tribe, or the State brings a cause of action or issues an order pursuant to any of the reservations set forth in Paragraph 32 (Reservations of Rights by United States), Paragraph 37 (Reservations of Rights by Tribe), or Paragraph 42 (Reservations of Rights by State), other than in Paragraphs 32(a), 37)(a), and 42(a) (claims for failure to meet a requirement of the Consent Decree), Paragraphs 32(b) and 42(b) (criminal liability), Paragraphs 32(c), 37(b), and 42(c) (violation of law), Paragraphs 32(f) and 37(e) (after-acquired property), Paragraphs 32(j), 37(i), and 42(i) (precluding EPA’s work plan), Paragraphs 32(k) and 37(j) (claims for unpermitted discharges), Paragraphs 32(l) and 37(k) (claims for violations of permit conditions), or Paragraphs 32(m), 37(l), and 42(j) (imminent and substantial endangerment), but only to the extent that: (i) Settling Companies’ claims arise from the same response action, response costs, or damage claim that the United States, the Tribe, or the State is seeking pursuant to the applicable reservation; and (ii) the facts in support of the Settling Companies’ claims occur after the Lodging Date. Settling Companies’ covenants not to sue in this Section do not bar Settling Companies from seeking to intervene as a defendant in an action brought by a Plaintiff against another Plaintiff pursuant to Paragraph 51; provided, however, that in such an action Settling Companies may not assert against a Plaintiff any claim that is barred by Settling Companies’ covenants not to sue in this Section.

          48.     Nothing in this Consent Decree shall be deemed to constitute approval or preauthorization of a claim within the meaning of Section 111 of CERCLA, 42 U.S.C. § 9611, or 40 C.F.R. 300.700(d).

          49.     Settling Companies agree not to assert any claims and to waive all claims or causes of action (including but not limited to claims or causes of action under Sections 107(a) and 113 of CERCLA and Section 311 of the CWA) arising prior to the Lodging Date that they may have with respect to response costs and natural resource damages at the Site against any other person who, or entity which, is a potentially responsible party under CERCLA, RCRA, the CWA, tribal law, or state law at the Site. This waiver shall not apply with respect to any defense, claim, or cause of action that a Settling Company may have against such person or entity, if such person or entity asserts a claim or cause of action relating to the Site against a Settling Company.

XIV. COVENANTS NOT TO SUE AMONG PLAINTIFFS

          50.     Except as specifically provided in Paragraph 51 (Reservations of Rights by Plaintiffs), Plaintiffs covenant not to sue and agree not to assert any claims or causes of action against each other, or their contractors or employees, with respect to Waste Materials present at the Site prior to the Lodging Date, including but not limited to:

                    a.          any direct or indirect claim for reimbursement from the Hazardous Substance Superfund based on Sections 106(b)(2), 107, 111, 112, or 113 of CERCLA, 42 U.S.C. §§ 9606(b)(2), 9607, 9611, 9612, or 9613, or any other provision of law;

                    b.          any claim arising out of response actions at or in connection with the Site, including any claim under the United States Constitution, the Tribal Constitution, the State Constitution, the Tucker Act, 28 U.S.C. § 1491, the Equal Access to Justice Act, 28 U.S.C. § 2412, as amended, or at common law; or

                    c.          any claim against each other pursuant to Sections 106, 107(a), and 113 of CERCLA, 42 U.S.C. §§ 9606, 9607(a), and 9613, Sections 3008, 7002, and 7003 of RCRA, 42 U.S.C. §§ 6928, 6972, and 6973, and Sections 309, 311, 504, and 505 of the CWA, 33 U.S.C. §§ 1319, 1321, 1364, and 1365, tribal law, or state law.

          51.     Plaintiffs reserve, and this Consent Decree is without prejudice to, all rights against each other with respect to all matters not expressly included within the Covenants Not to Sue Among Plaintiffs in Paragraph 50. Notwithstanding any other provision of this Consent Decree, the Plaintiffs reserve all rights against each other with respect to the Site for: (i) liability for violations of applicable law which occur after the Lodging Date, and (ii) judicial review under federal, state, or Tribal law, including the CWA, RCRA, CERCLA, and their state law and Tribal law counterparts, of actions taken, delayed, or not taken after the Lodging Date, and which pertain to water quality or Waste Materials (including Waste Materials present at the Site prior to the Lodging Date and Waste Materials present at the Site after the Lodging Date) in the Site. This includes, but is not limited to, judicial review of the issuance or denial of permits, the promulgation of regulations or standards, cleanup decisions, and claims for failure to perform nondiscretionary duties. A prevailing Plaintiff may seek remand, vacatur, or any other relief that may be obtained by a party prevailing on a claim included in this reservation of rights. This reservation of rights does not include: (i) any claims for monetary relief regarding Waste Materials present at the Site prior to the Lodging Date, other than claims for fees and costs where a Plaintiff prevails on a claim included in this reservation of rights; or (ii) any claims, other than for violations of applicable law which occur after the Lodging Date, that any Plaintiff caused, contributed to, or is otherwise liable for any releases, handling, storage, treatment, transportation, or disposal of any Waste Materials present at the Site prior to the Lodging Date.

XV. EFFECT OF SETTLEMENT/CONTRIBUTION

          52.     Except as provided in Paragraph 49 (claims against other PRPs), nothing in this Consent Decree shall be construed to create any rights in, or grant any cause of action to, any person not a Party to this Consent Decree. Except as provided in Paragraph 49 (claims against other PRPs), each of the Parties expressly reserves any and all rights (including, but not limited to, under Section 113 of CERCLA, 42 U.S.C. § 9613), defenses, claims, demands, and causes of action which it may have with respect to any matter, transaction, or occurrence relating in any way to the Site against any person not a Party hereto. Nothing in this Consent Decree diminishes the right of the United States, the Tribe, or the State, pursuant to Section 113(f)(2) and (3) of CERCLA, 42 U.S.C. § 9613(f)(2) - (3), to pursue any such persons to obtain additional response costs or response action and to enter into settlements that give rise to contribution protection pursuant to Section 113(f)(2).

          53.     The Parties agree, and by entering this Consent Decree this Court finds, that this settlement constitutes a judicially-approved settlement for purposes of Section 113(f)(2) of CERCLA, 42 U.S.C. § 9613(f)(2), and that Settling Companies are entitled, as of the Effective Date, to protection from contribution actions or claims as provided by Section 113(f)(2) of CERCLA, or as may be otherwise provided by law, for “matters addressed” in this Consent Decree. The “matters addressed” in this Consent Decree are claims for natural resource damages and all response actions taken or to be taken and all response costs incurred or to be incurred, at or in connection with the Site, by the United States, the Tribe, the State, or any other person; provided, however, that if the United States, the Tribe, or the State exercise rights under the reservations in Paragraph 32 (Reservations of Rights by United States), Paragraph 37 (Reservations of Rights by Tribe), or Paragraph 42 (Reservations of Rights by State), other than in Paragraphs 32(a), 37)(a), and 42(a) (claims for failure to meet a requirement of the Consent Decree), Paragraphs 32(b) and 42(b) (criminal liability), Paragraphs 32(c), 37(b), and 42(c) (violation of law), Paragraphs 32(f) and 37(e) (after-acquired property), Paragraphs 32(j), 37(i), and 42(i) (precluding EPA’s work plan), Paragraphs 32(k) and 37(j) (claims for unpermitted discharges), Paragraphs 32(l) and 37(k) (claims for violations of permit conditions), or Paragraphs 32(m), 37(l), and 42(j) (imminent and substantial endangerment), the “matters addressed” in this Consent Decree will no longer include those response costs or response actions or natural resource damages that are within the scope of the exercised reservation.

          54.     Settling Companies shall, with respect to any suit or claim brought by them for matters related to this Consent Decree, notify the United States, the Tribe, and the State in writing no later than 60 days prior to the initiation of such suit or claim. Settling Companies also shall, with respect to any suit or claim brought against them by a person other than a Plaintiff for matters related to this Consent Decree, notify the United States, the Tribe, and the State in writing within ten days of service of the complaint or claim upon them. In addition, Settling Companies shall notify the United States, the Tribe, and the State within ten days of service or receipt of any Motion for Summary Judgment, and within ten days of receipt of any order from a court setting for trial a case subject to this Paragraph.

          55.     In any subsequent administrative or judicial proceeding initiated by the United States, the Tribe, or the State for injunctive relief, recovery of response costs, or other relief relating to the Site, Settling Companies shall not assert, and may not maintain, any defense or claim based upon the principles of waiver, res judicata, collateral estoppel, issue preclusion, claim-splitting, or other defenses based upon any contention that the claims raised by the United States, the Tribe, or the State in the subsequent proceeding were or should have been brought in the instant case; provided, however, that nothing in this Paragraph affects the enforceability of the Covenants Not to Sue set forth in Sections X, XI, and XII.

XVI. EFFECT UPON PRIOR SETTLEMENTS AND AGREEMENTS

          56.     It is understood and agreed by the remaining parties to the Box Consent Decree that this Consent Decree fully addresses, resolves and satisfies any remaining obligations of the Settling Companies (i) under the Box Consent Decree, and (ii) under any other CERCLA order or CERCLA-related agreement relating to the Site that pertains to the Settling Companies. The remaining parties to the Box Consent Decree shall, within thirty (30) days of the Effective Date, prepare and file a stipulation dismissing Hecla Limited from the Box Consent Decree. The governmental parties to the Box Consent Decree will request the Court to retain jurisdiction over the Box Consent Decree due to the continuing nature of the Institutional Controls Program (ICP) as an integral part of the remedy in the Box.

          57.     It is understood and agreed by the Parties to this Consent Decree that nothing in this Consent Decree shall be modified by or otherwise subject to any claim of offset or credit arising from or related to that certain Credit And Tolling Agreement entered by and between the State of Idaho and Hecla Mining Company on March 22, 1996, it being the express intent that this Consent Decree be the exclusive statement of terms and conditions associated with resolution of the State’s claims against Hecla.

XVII. NOTICE TO SUCCESSORS-IN-TITLE AND TRANSFERS OF REAL PROPERTY

          58.     For any real property owned or controlled by Settling Companies located at the Site, except for Federal Lands, Settling Companies shall, within 30 days after the Effective Date, record with the appropriate land records office a notice attached hereto as Appendix J that provides a description of such real property and provides notice to all successors-in-title that the real property is part of the Site, that EPA has selected or may in the future select a response action for the real property in question, and that potentially responsible parties have entered into this Consent Decree containing access and related provisions that contemplate the implementation of response actions at the Site. The notice shall describe the land use restrictions set forth in Paragraph 63(b). Such notice(s) shall identify the U.S. District Court in which the Consent Decree was filed. Settling Companies shall provide EPA, the Tribe, and the State with a certified copy of the recorded notice(s) within ten days of recording such notice(s).

          59.     Settling Companies shall, at least 60 days prior to any Transfer of any real property located at the Site to any other person or entity, give written notice: (a) to the transferee regarding the Consent Decree and any Proprietary Controls regarding the real property; and (b) to EPA, the United States Department of Agriculture, the United States Department of the Interior, the Tribe, and the State regarding the proposed Transfer, including the name and address of the transferee and the date on which the transferee was notified of the Consent Decree and any Proprietary Controls.

          60.     Any Settling Company may Transfer any real property located at the Site only if: (a) except for Federal Lands, any Proprietary Controls required by Paragraph 63(c) have been recorded with respect to the real property; or (b) Settling Companies have obtained an agreement from the transferee, enforceable by the Settling Company, the State, and the United States, to allow access and restrict land/water use, pursuant to Paragraphs 63(a) and 63(b), and, except for Federal Lands, record any Proprietary Controls on the real property after such Proprietary Controls have been approved in writing by EPA. In the event of any Transfer of real property located at the Site, to the extent the Settling Companies retain an interest in the transferred property, Settling Companies shall continue to comply with their obligations under the Consent Decree with respect to the transferred property, including, but not limited to, those identified in Section XVIII (Access and Institutional Controls)

          61.     Prior to a transfer of any Settling Company’s interest in a Fractional Interest Property, that Settling Company shall (i) comply with the requirements of Paragraph 59 for that Fractional Interest Property, (ii) comply with the requirements of Paragraph 63(c) for that Fractional Interest Property to the extent allowed by law, and (iii) except for Federal Lands, exercise its best efforts (excluding payment of compensation of other interest holders in the Fractional Interest Property) to obtain consent to record Proprietary Controls from all other interest holders in the property.

          62.     Any Settling Company that grants a security interest, or pledges or mortgages any real property it owns or controls within the Site shall obtain an agreement from the secured entity or person at the time of such grant that upon foreclosure of the real property any transfer of the title to the real property, including any transfer by operation of law, shall be subject to the Proprietary Controls. Documentation of compliance with this Paragraph shall be provided to EPA by such Settling Company within thirty (30) days of the establishment of such security interest, pledge, or mortgage.

XVIII. ACCESS AND INSTITUTIONAL CONTROLS

          63.     For those portions of the Site owned or controlled by Settling Companies where access or land/water use restrictions are determined by EPA (after consultation with any Federal Land Management Agency regarding any Federal Lands) to be applicable (subject to dispute resolution pursuant to Section XXII (Dispute Resolution)):

                    a.          Settling Companies shall, commencing on the Effective Date, provide Performing Parties and their representatives, contractors, and subcontractors, with access at all reasonable times and upon reasonable notice (at least 72 hours absent an emergency) to those portions of the Site owned or controlled by Settling Companies to conduct any activity relating to a response action at the Site, including, but not limited to, the following activities, after consultation with any Federal Land Management Agency regarding any Federal Lands:

                                 (1)     Monitoring, investigation, removal, remedial or other activities at the Site;

                                 (2)     Verifying any data or information submitted to the United States or the State;

                                 (3)     Conducting investigations regarding contamination at or near the Site;

                                 (4)     Obtaining samples;

                                 (5)     Assessing the need for, planning, or implementing response actions at or near the Site;

                                 (6)     Assessing compliance by Settling Companies with this Consent Decree and the activities of any Performing Parties;

                                 (7)     Implementing, monitoring, maintaining, reporting on, and enforcing any Institutional Controls; and

                                 (8)     Constructing, operating, repairing, and maintaining one or more waste repositories at Star Ponds #1 and #2. Settling Companies shall not have any regulatory responsibilities for any such waste repositories, however, any of Settling Companies’ regulatory responsibilities for Star Ponds #1 and #2 apart from such waste repositories shall not be affected by this sub-sub Paragraph. Notwithstanding the notice requirement applicable to most of this sub-paragraph, no prior notice to Settling Companies shall be required for access to Star Ponds #1 and #2.

Whenever Performing Parties or their representatives, contractors, or subcontractors exercise their access rights under this sub-Paragraph, the Tribe may accompany those persons for purposes of assessing compliance with this Consent Decree. Nothing in this Consent Decree shall limit or preclude the Tribe, or representatives and companies affiliated with the Tribe, from serving as response action contractors for any Performing Party.

                    b.          Except as provided in the Protocol, commencing on the Lodging Date, Settling Companies shall not use any real property in the Site in any manner that EPA determines, after consultation with any Federal Land Management Agency regarding any Federal Lands, will pose an unacceptable risk to human health and the environment due to exposure of Waste Materials or interfere with or adversely affect the implementation, integrity or protectiveness of the removal or remedial measures taken or to be performed at the Site. EPA acknowledges that the Settling Companies currently use real property they own or control within the Site, and will continue to use and will likely expand their use of property within the Site for Active Mining Operations and Exploration Activities. EPA believes that the Settling Companies’ current Active Mining Operations and Exploration Operations will not interfere with or adversely affect the implementation, integrity or protectiveness of removal or remedial measures taken or to be performed at the Site. If current circumstances change, EPA and the Settling Companies agree to work together pursuant to the Protocol, to formulate and implement a course of action to avoid such interference or adverse effects on the implementation, integrity or protectiveness of removal or remedial measures taken or to be performed at the Site. Except as provided in Section 5.A.(1) of the Protocol, if EPA and the Settling Companies are unable to agree upon a course of action to avoid such interference or adverse effects on the implementation, integrity or protectiveness on removal or remedial measures taken or to be performed at the Site, EPA’s determination as to the appropriate course of action shall govern, subject to the Settling Companies’ rights to invoke Dispute Resolution under Section XXII of this Consent Decree.

                    c.          Prior to a Settling Company’s transfer of any real property interest in the Site, and within forty-five (45) days of receipt of the notice to be provided pursuant to Paragraph 59, EPA, after consultation with the State and any Federal Land Management Agency regarding any Federal Lands, shall review and approve draft Proprietary Controls that will provide the rights and obligations set forth in Paragraphs 63(a) and 63(b). Except for Federal Lands, Settling Companies shall submit such draft Proprietary Controls substantially in the form attached hereto as Appendix A (Environmental Covenant appendix) at the time notice is provided pursuant to Paragraph 59. Except for Federal Lands, upon approval from EPA, such Settling Company shall execute and record the Proprietary Controls in the appropriate land records office during or before the transfer. Any dispute regarding the form of the Proprietary Controls under this sub-Paragraph is subject to the Settling Companies’ rights to invoke Dispute Resolution under Section XXII of this Consent Decree.

          64.     Performing Parties will coordinate their respective use of the right of access provided in Paragraph 63 to ensure that interference with the Settling Companies’ use and enjoyment of its property is minimized to the extent practicable. During such coordination, the Settling Companies may provide the Performing Party(ies) with any written health and safety policies regarding the Settling Companies’ property within the Site.

          65.     If, after consultation with any Federal Land Management Agency regarding any Federal Lands, EPA determines (subject to dispute resolution in accordance with Section XXII) that Institutional Controls in the form of future regulations, ordinances, zoning restrictions, or other governmental controls are applicable to real property in the Site owned or controlled by any Settling Company, then that Settling Company shall provide information requested by EPA with respect to such Institutional Controls and shall not oppose EPA’s and the State’s efforts to secure compliance with such controls.

          66.     Except as provided herein, the United States, the State, and the Tribe retain all of their access authorities and rights, as well as all of their rights to require applicable Institutional Controls, including enforcement authorities related thereto, under CERCLA, RCRA, and any other applicable statute or regulations.

XIX. ACCESS TO INFORMATION

          67.     Settling Companies shall provide to EPA, the State, and the Tribe, upon request, copies of all records, reports, or information (including records, reports, documents and other information in electronic form) (hereinafter referred to as “Records”) within their possession or control or that of their contractors or agents relating to the implementation of this Consent Decree or implementation of response actions at the Site and documentation required by the Protocol.

          68.     Confidential Business Information and Privileged Documents.

                     a.          Settling Companies may assert business confidentiality claims covering part or all of the Records submitted to Plaintiffs under this Consent Decree to the extent permitted by and in accordance with Section 104(e)(7) of CERCLA, 42 U.S.C. § 9604(e)(7), and 40 C.F.R. § 2.203(b). Records determined to be confidential by EPA will be accorded the protection specified in 40 C.F.R. Part 2, Subpart B. If no claim of confidentiality accompanies Records when they are submitted to EPA, the State, or the Tribe, or if EPA has notified Settling Companies that the Records are not confidential under the standards of Section 104(e)(7) of

CERCLA or 40 C.F.R. Part 2, Subpart B, the public may be given access to such Records without further notice to Settling Companies.

                    b.          Settling Companies may assert that certain Records are privileged under the attorney-client privilege or any other privilege recognized by federal law. If Settling Companies assert such a privilege in lieu of providing Records, they shall provide EPA, the State, or the Tribe with the following: (1) the title of the Record; (2) the date of the Record; (3) the name, title, affiliation (e.g., company or firm), and address of the author of the Record; (4) the name and title of each addressee and recipient; (5) a description of the subject of the Record; and (6) the privilege asserted. If a claim of privilege applies only to a portion of a Record, the Record shall be provided to the United States, the State, or the Tribe in redacted form to mask the privileged portion only. Settling Companies shall retain all Records that they claim to be privileged until the United States, the State, or the Tribe has had a reasonable opportunity to dispute the privilege claim and any such dispute has been resolved in Settling Companies’ favor.

          69.     Except for records submitted by Settling Companies that are designated as confidential pursuant to Section 2 of the Protocol, no claim of confidentiality or privilege shall be made with respect to any data, including but not limited to, all sampling, analytical, monitoring, hydrogeologic, scientific, chemical, or engineering data, or any other records evidencing conditions at or around the Site that are generated after the Lodging Date.

          70.     Nothing in this Section is in derogation of the May 29, 2008 Protective Order.

XX. PROTOCOL FOR COORDINATING SETTLING COMPANIES’ MINING
OPERATIONS WITH EPA’S REMEDIAL ACTIONS

          71.     EPA and Settling Companies expect that EPA will be conducting substantial response activities throughout the Site for many years to come and that Settling Companies will be conducting Active Operations and Exploration Operations at certain areas within the Site for many years to come.

          72.     To better coordinate Settling Companies’ Active Operations and Exploration Operations with EPA’s response activities, EPA and Settling Companies have agreed upon the Protocol set forth in Appendix B.

          73.     Except as provided in Sections X, XI and XII (Covenants and Reservations), nothing in this Consent Decree (including the Protocol) alters or diminishes the rights or authorities of the United States, the State, or the Tribe to evaluate, select, or implement any and all response actions under applicable law, and the United States, the State, and the Tribe retain all authority and reserve all rights to take any and all response actions authorized by law.

          74.     Nothing in the Protocol in Appendix B enlarges in any fashion the rights of Settling Companies or any other person to obtain judicial review of the United States’ or the State’s response actions, including, but not limited to, judicial review of the United States’ or the State’s selection of remedial actions in Records of Decision or the United States’ or the State’s actions to implement those Records of Decision. In addition, Settling Companies shall not seek judicial review of EPA’s selection of any or all response actions proposed in EPA’s July 2010 Proposed Plan for the Upper Coeur d’Alene Basin and Box.

          75.     Nothing in this Consent Decree (including the Protocol) shall be interpreted as exempting the Parties from compliance with any applicable legal obligations, including but not limited to CERCLA, General Mining Law of 1872, 30 U.S.C. Sections 22-54, and the Federal Land Policy and Management Act, 43 U.S.C. section 1701 et seq., and their applicable regulations.

XXI. RETENTION OF RECORDS AND CERTIFICATIONS

          76.     Until ten (10) years after the entry of this Consent Decree, Settling Companies shall preserve and retain all non-identical copies of Records now in their possession or control, or which come into their possession or control, that relate in any manner to the implementation of this Consent Decree, regardless of any corporate retention policy to the contrary.

          77.     After the conclusion of the document retention period in the preceding paragraph, Settling Companies shall notify Plaintiffs at least 90 days prior to the destruction of any such Records, and, upon request by a Plaintiff, Settling Companies shall deliver any such Records to Plaintiffs. Settling Companies may assert that certain Records are privileged under the attorney-client privilege or any other privilege recognized by federal law. If Settling Companies assert such a privilege, they shall provide the Plaintiffs with the following: (1) the title of the Record; (2) the date of the Record; (3) the name, title, affiliation (e.g., company or firm), and address of the author of the Record; (4) the name and title of each addressee and recipient; (5) a description of the subject of the Record; and (6) the privilege asserted. If a claim of privilege applies only to a portion of a Record, the Record shall be provided to Plaintiffs in redacted form to mask the privileged portion only. Settling Companies shall retain all Records that it claims to be privileged until the Plaintiffs have had a reasonable opportunity to dispute the privilege claim and any such dispute has been resolved in Settling Companies’ favor.

          78.     Settling Companies certify that, to the best of their knowledge and belief, they have fully complied with any and all EPA and State requests for information regarding the Site and Settling Companies’ financial circumstances, including but not limited to insurance and indemnity information, pursuant to Sections 104(e) and 122(e) of CERCLA, 42 U.S.C. §§ 9604(e) and 9622(e), and Section 3007 of RCRA, 42 U.S.C. § 6927.

          79.     Settling Companies certify that they have:

                    a.          submitted to Plaintiffs Financial Information (excluding Forward-Looking Information) and to the U.S. Securities and Exchange Commission filings for operations in the year 2010 that are accurate in all material respects; and

                    b.          fully disclosed to Plaintiffs, as requested, the insurance policies and other information that is included in the Insurance Information.

XXII. DISPUTE RESOLUTION

          80.     Except as otherwise provided in the Protocol, the dispute resolution procedures of this Section shall be the exclusive mechanism to resolve all disputes regarding this Consent Decree. Except where the Consent Decree expressly provides otherwise, the dispute resolution procedures in this Section apply to disputes arising under provisions of the Consent Decree that expressly reference Section XXII (Dispute Resolution) and disputes that contain no such express reference. However, except as otherwise provided in the Protocol, the procedures set forth in this Section shall not apply to actions by the Plaintiffs to enforce obligations of Settling Companies that have not been disputed in accordance with this Section.

          81.     Any dispute regarding this Consent Decree shall in the first instance be the subject of informal negotiations between the Parties to the dispute. The period for informal negotiations shall not exceed 20 days from the time the dispute arises, unless it is modified by written agreement of the Parties to the dispute. The dispute shall be considered to have arisen when one Party sends the other Parties a written notice of dispute.

          82.     Statements of Position.

                    a.          In the event that the Parties cannot resolve a dispute by informal negotiations under the preceding Paragraph, then the position advanced by those Plaintiffs that are party to the dispute (hereafter in this Section, “Disputing Plaintiffs”) shall be considered binding unless, within 15 days after the conclusion of the informal negotiation period, Settling Companies invoke the formal dispute resolution procedures of this Section by serving on the United States, the State, and the Tribe a written Statement of Position on the matter in dispute, including, but not limited to, any factual data, analysis or opinion supporting that position and any supporting documentation relied upon by Settling Companies. The Statement of Position shall specify Settling Companies’ position as to whether formal dispute resolution should proceed under Paragraph 83 or Paragraph 84.

                    b.          Within 30 days after receipt of Settling Companies’ Statement of Position, Disputing Plaintiffs will serve on Settling Companies their Statement(s) of Position (jointly or separately, at their discretion), including, but not limited to, any factual data, analysis, or opinion supporting that position and all supporting documentation relied upon by Disputing Plaintiffs. Disputing Plaintiffs’ Statement(s) of Position shall include a statement as to whether formal dispute resolution should proceed under Paragraph 83 or 84. Within 15 days after receipt of Disputing Plaintiffs’ Statement(s) of Position, Settling Companies may submit a Reply.

                    c.          If there is disagreement between Disputing Plaintiffs and Settling Companies as to whether dispute resolution should proceed under Paragraph 83 or 84, the Parties to the dispute shall follow the procedures set forth in the paragraph determined by Disputing Plaintiffs to be applicable. If Disputing Plaintiffs do not agree whether dispute resolution should proceed under Paragraph 83 or 84, the Parties to the dispute shall follow the procedures set forth in the paragraph determined by the United States to be applicable. However, if Settling Companies ultimately appeal to the Court to resolve the dispute, the Court shall determine which paragraph is applicable in accordance with the standards of applicability set forth in Paragraphs 83 or 84.

          83.     Record Review. Formal dispute resolution for disputes pertaining to the selection or adequacy of any response action and all other disputes that are accorded review on the administrative record under applicable principles of administrative law shall be conducted pursuant to the procedures set forth in this Paragraph. For purposes of this Paragraph, the selection or adequacy of any response action includes, without limitation, the adequacy or appropriateness of plans, procedures to implement plans, or any other items requiring approval by EPA under this Consent Decree. Nothing in this Consent Decree shall be construed to allow any dispute by Settling Companies regarding the validity of any EPA Record of Decision, or amendment thereto, regarding the Site.

                    a.          An administrative record of the dispute shall be maintained by EPA and shall contain all statements of position, including supporting documentation, submitted pursuant to this Section. Where appropriate, EPA may allow submission of supplemental statements of position by the Parties to the dispute.

                    b.          The Director of the Office of Environmental Cleanup, EPA Region 10, will issue a final administrative decision resolving the dispute based on the administrative record described in Paragraph 83(a). This decision shall be binding upon Settling Companies, subject only to the right to seek judicial review pursuant to Paragraphs 83(c) and 83(d).

                    c.          Any final administrative decision made by EPA pursuant to Paragraph 83(b) shall be reviewable by this Court, provided that a motion for judicial review of the decision is filed by Settling Companies with the Court and served on all Parties within ten days of receipt of EPA’s decision. The motion shall include a description of the matter in dispute, the efforts made by the Parties to resolve it, the relief requested, and the schedule, if any, within which the dispute must be resolved to ensure orderly implementation of this Consent Decree. The Disputing Plaintiffs may file a response (jointly or separately, at their discretion) to Settling Companies’ motion.

                    d.          In proceedings on any dispute governed by this Paragraph, Settling Companies shall have the burden of demonstrating that the decision of the Director of the Office of Environmental Cleanup is arbitrary and capricious or otherwise not in accordance with law. Judicial review of EPA’s decision shall be on the administrative record compiled pursuant to Paragraph 83(a).

          84.     Other Disputes. Formal dispute resolution for disputes that neither pertain to the selection or adequacy of any response action nor are otherwise accorded review on the administrative record under applicable principles of law, shall be governed by this Paragraph.

                    a.          Following receipt of Settling Companies’ Statement of Position submitted pursuant to Paragraph 82, the Director of the Office of Environmental Cleanup, EPA Region 10, will issue a final decision resolving the dispute. The Office of Environmental Cleanup Director’s decision shall be binding on Settling Companies unless, within ten days of receipt of the decision, Settling Companies file with the Court and serve on the Parties a motion for judicial review of the decision setting forth the matter in dispute, the efforts made by the Parties to resolve it, the relief requested, and the schedule, if any, within which the dispute must be resolved to ensure orderly implementation of matters affected by the dispute. The Disputing Plaintiffs may file a response (jointly or separately, at their discretion) to Settling Companies’ motion.

                    b.            Judicial review of any dispute governed by this Paragraph shall be governed by applicable principles of law.

          85.     The invocation of formal dispute resolution procedures under this Section shall not extend, postpone, or affect in any way any obligation of Settling Companies under this Consent Decree, not directly in dispute, unless all Disputing Plaintiffs or the Court agree otherwise. Stipulated penalties or additional payments with respect to the disputed matter shall continue to accrue, but payment shall be stayed pending resolution of the dispute. Notwithstanding the stay of payment, stipulated penalties or additional payments shall accrue from the first day of noncompliance with any applicable provision of this Consent Decree. In the event that Settling Companies do not prevail on the disputed issue, stipulated penalties or additional payments shall be assessed and paid as provided in Section IX (Failure to Comply With Consent Decree).

XXIII. NOTICES AND SUBMISSIONS

          86.     Whenever, under the terms of this Consent Decree, notice is required to be given or a document is required to be sent by one Party to another, it shall be directed to the individuals at the addresses specified below, unless those individuals or their successors give notice of a change to the other Parties in writing. Except as otherwise provided herein, written notice as specified in this Section shall constitute complete satisfaction of any written notice requirement of the Consent Decree with respect to the United States, the Tribe, the State, and Settling Companies, respectively.

As to the United States:	Chief, Environmental Enforcement Section
Environment and Natural Resources Division
U.S. Department of Justice
P.O. Box 7611
Washington, D.C. 20044-7611
Re: DJ# 90-11-3-128L and 90-11-3-128M

Chief, Environmental Defense Section
Environment and Natural Resources Division
U.S. Department of Justice
P.O. Box 23986
Washington, D.C. 20026-3986
Re: DJ# 90-11-3-1681

and

As to EPA:	Director, Office of Environmental Cleanup
U.S. Environmental Protection Agency, Region 10
1200 Sixth Avenue
Seattle, WA 98101
Attention: Cami Grandinetti, Shawn Blocker,
and Bill Adams

Regional Counsel
Office of Regional Counsel
U.S. Environmental Protection Agency, Region 10
1200 Sixth Avenue
Seattle, WA 98101
Attention: Ted Yackulic

As to the Department of Agriculture:	Diane Connolly
USDA Office of the General Counsel
740 Simms Street
Golden, CO 80401-4720

Bob Kirkpatrick, P.E.
Deputy Director of Engineering
USDA - Forest Service, Northern Region
200 E. Broadway
Missoula, MT 59807

As to the Department of the Interior:	U.S. Fish & Wildlife Service Pacific Region, Regional Office
Kathleen Moynan, DOI Project Manager
911 NE 11th Avenue
Portland, Oregon 97232

With a copy to:	Barry Stein
Office of the Regional Solicitor
805 SW Broadway, Suite 600
Portland, Oregon 97205

As to the Tribe:	Phillip Cernera, Director
Lake Management Department
Coeur d’Alene Tribe
850 A Street
P.O. Box 408
Plummer, Idaho 83851

Eric Van Orden
Office of Legal Counsel
Coeur d’Alene Tribe
850 A Street
P.O. Box 408
Plummer, Idaho 83851

With a copy to:	Howard A. Funke
Howard Funke & Associates, P.C.
424 Sherman Avenue, Suite 308
P.O. Box 969
Coeur d’Alene, Idaho 83816-0969

As to the State:	Rob Hanson,
Mine Waste Program Manager
Idaho Department of Environmental Quality
1410 N. Hilton
Boise, Idaho 83706

As to Settling Companies:	Hecla Mining Company
Attn: General Counsel
6500 N. Mineral Dr., Suite 200
Coeur d’Alene, ID 83815-9408

With a copy to:	Elizabeth H. Temkin
Temkin Wielga & Hardt LLP
1900 Wazee Street, Suite 303
Denver, CO 80202

XXIV. RETENTION OF JURISDICTION

          87.     This Court retains jurisdiction over both the subject matter of this Consent Decree and Settling Companies for the duration of the performance of the terms and provisions of this Consent Decree for the purpose of enabling any of the Parties to apply to the Court at any time for such further order, direction, and relief as may be necessary or appropriate for the construction or modification of this Consent Decree, or to effectuate or enforce compliance with its terms, or to resolve disputes in accordance with Section XXII (Dispute Resolution).

XXV. INTEGRATION/APPENDICES

          88.     This Consent Decree and its appendices constitute the final, complete and exclusive agreement and understanding between the Parties with respect to the settlement embodied in this Consent Decree. Except with respect to Financial Information provided by Settling Companies to Plaintiffs but not attached to this Consent Decree due to its confidential nature, the Parties acknowledge that there are no representations, agreements or understandings relating to the settlement other than those expressly contained in this Consent Decree. The following appendices are attached to and incorporated into this Consent Decree:

Appendix A:	Environmental Covenant

Appendix B:	Protocol (with MMP)

Appendix C:	Depiction of Hecla-Star Complex

Appendix D:	Insurance Information

Appendix E:	Depiction of Lucky Friday Active Area

Appendix F:	Information on Other Excluded Locations

Appendix G:	Depiction of Star Tailings Ponds

Appendix H:	Performance Guarantees (H-1 (EPA), H-2 (Trustees))

Appendix I:	Depiction of Lucky Friday Tailings Pond #1

Appendix J:	Notice of Consent Decree

Appendix K:	Court Order for creation of Registry Account

XXVI. MODIFICATION

          89.     Material modifications to this Consent Decree (including the Protocol) shall be in writing, signed by the Parties, and shall be effective upon approval by the Court. Non-material modifications to this Consent Decree (including the Protocol) shall be in writing and shall be effective when signed by duly authorized representatives of the Parties.

          90.     Nothing in this Consent Decree shall be deemed to alter the Court’s power to enforce, supervise or approve modifications to this Consent Decree.

XXVII. LODGING AND OPPORTUNITY FOR PUBLIC COMMENT

          91.     This Consent Decree shall be lodged with the Court for a period of not less than 30 days for public notice and comment. The United States, the State, and the Tribe each reserves the right to withdraw or withhold its consent if the comments regarding the Consent Decree disclose facts or considerations which indicate that this Consent Decree is inappropriate, improper, or inadequate. Settling Companies consent to the entry of this Consent Decree without further notice.

          92.     If for any reason this Court should decline to approve this Consent Decree in the form presented, this Consent Decree is voidable at the sole discretion of any Party and the terms of the Consent Decree may not be used as evidence in any litigation between the Parties.

XXVIII. SIGNATORIES/SERVICE

          93.     Each undersigned representative of Settling Companies, the Assistant Attorney General of the Environmental and Natural Resources Division, United States Department of Justice, Chief Allan, Chairman, Coeur

d’Alene Tribe, Howard Funke, Special Counsel, Coeur d’Alene Tribe, and the Governor of the State of Idaho certifies that he or she is authorized to enter into the terms and conditions of this Consent Decree and to execute and bind legally such Party to this document.

          94.     Settling Companies agree not to oppose entry of this Consent Decree by this Court or to challenge any provision of this Consent Decree, unless the United States, the State, or the Tribe has notified Settling Companies in writing that it no longer supports entry of the Consent Decree.

          95.     Settling Companies shall identify, on the attached signature page, the name and address of an agent who is authorized to accept service of process by mail on their behalf with respect to all matters arising under or relating to this Consent Decree. Settling Companies agree to accept service in that manner and to waive the formal service requirements set forth in Rule 4 of the Federal Rules of Civil Procedure and any applicable local rules of this Court, including but not limited to, service of a summons.

XXIX. FINAL JUDGMENT

          96.     Upon entry of this Consent Decree by the Court, this Consent Decree shall constitute the final judgment between and among the United States, the Tribe, the State, and Settling Companies. The Court enters this judgment as a final judgment under Fed. R. Civ. P. 54 and 58.

SO ORDERED THIS ________________________ DAY OF ________________________, 2011.

Hon. Edward J. Lodge
United States District Judge

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR THE UNITED STATES OF AMERICA:

IGNACIA S. MORENO
Assistant Attorney General
Environment and Natural Resources Division
U.S. Department of Justice

JOHN CRUDEN
Deputy Assistant Attorney General
Environment and Natural Resources Division

Date:
MICHAEL J. ZEVENBERGEN
Senior Counsel
Environmental Enforcement Section
c/o NOAA Damage Assessment
7600 Sand Point Way, NE
Seattle, Washington 98115

DAVID ASKMAN, Senior Counsel
PAT CASEY, Senior Counsel
DAVID DAIN, Senior Attorney
KATHRYN C. MACDONALD, Senior Attorney
ROBERT E. MAHER, JR., Assistant Chief
Environmental Enforcement Section
601 “D” Street, N.W.
Washington, D.C. 20004

Date:
MARK A. NITCZYNSKI
Senior Counsel
Environmental Defense Section
999 18th Street, South Terrace, Suite 370
Denver, CO 80202

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR THE UNITED STATES ENVIRONMENTAL PROTECTION AGENCY:

Date:
DENNIS J. MCLERRAN
Regional Administrator
United States Environmental Protection Agency,
Region 10
1200 Sixth Avenue
Seattle, WA 98101

Date:
TED YACKULIC
Office of Regional Counsel
United States Environmental Protection Agency,
Region 10
1200 Sixth Avenue
Seattle, WA 98101

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR THE COEUR D’ALENE TRIBE

Date:
CHIEF J. ALLAN, Chairman
Coeur d’Alene Tribal Council
Coeur d’Alene Tribe
P.O. Box 408
Plummer, Idaho 83851

Date:
HOWARD A. FUNKE Special Counsel
Coeur d’Alene Tribe
Howard Funke & Associates, P.C.
P.O. Box 969
Coeur d’Alene, Idaho 83816-0969 hfunke@indian-law.org

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR THE STATE OF IDAHO

Date:
C.L. “BUTCH” OTTER
Governor, State of Idaho

Date:
DARRELL G. EARLY
Deputy Attorney General
Office of the Idaho Attorney General
Environmental Quality Section
1410 N. Hilton
Boise, ID 83706

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR HECLA LIMITED

Date: May 6, 2011	/s/ Dean W.A. McDonald
Dean W.A. McDonald
President

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR HECLA MINING COMPANY

Date: May 6, 2011	/s/ Phillips S. Baker, Jr.
Phillips S. Baker, Jr.
CEO & President

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR HECLA SILVER VALLEY, INC.

Date: May 6, 2011	/s/ Dean W.A. McDonald
Dean W.A. McDonald
President

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR SILVER HUNTER MINING COMPANY

Date: May 6, 2011	/s/ Dean W.A. McDonald
Dean W.A. McDonald
President

Signature Page for Consent Decree regarding United States of America et al. v. Hecla Limited et al. and consolidated cases, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and 94-0206-N-HLR, relating to the Bunker Hill Mining and Metallurgical Complex Superfund Site in Northern Idaho

FOR HLT, INC.

Date: May 6, 2011	/s/ James A. Sabala
James A. Sabala
President

Appendix A

Environmental Covenant

Recording Requested By and
When Recorded Return to:

SPACE ABOVE THIS LINE FOR RECORDERS USE ONLY

THIS PROPERTY IS SUBJECT TO AN ENVIRONMENTAL COVENANT IMPOSING ACTIVITY AND USE LIMITATIONS PURSUANT TO THE UNIFORM ENVIRONMENTAL COVENANTS ACT, IDAHO CODE § 55-3001, et seq.

ENVIRONMENTAL COVENANT

This instrument is an Environmental Covenant (“Environmental Covenant”) executed by Hecla Limited (“Hecla”), the United States Environmental Protection Agency (“EPA”), and the Idaho Department of Environmental Quality (“Department”) pursuant to the Uniform Environmental Covenants Act, Idaho Code §§ 55-3001 through 3015. This Environmental Covenant sets forth protective provisions, covenants, restrictions and conditions (collectively referred to as “Activity and Use Limitations”) on the Property described below. The Activity and Use Limitations are designed to protect natural resources, human health and the environment. Hecla is a “Holder” as defined in Idaho Code § 55-3002(6). Hecla, as the current property owner, grants this Environmental Covenant to EPA and the Department.

Property. This Environmental Covenant concerns real property located in the County of Shoshone, State of Idaho, legally described as [INSERT LOT AND TOWNSHIP] (hereafter referred to as “the Property”). The Property is legally described in the attached Schedule A. [Attach map if available]

Property Ownership. Hecla hereby represents and warrants to the other signatories to this Environmental Covenant that it is the sole owner of the Property as of the date this Environmental Covenant is executed, holds fee simple title to the Property, and has the power and authority to enter into this Environmental Covenant. [This will change for partial ownership]

Reason for Activity and Use Limitations. Historic mine wastes have been identified on, or may exist on, certain portions of the Property. On [INSERT DATE], Hecla entered into a Consent Decree with the United States and State of Idaho in United States of America v. Hecla Limited, Nos. 96-0122-N-EJL, 91-0342-N-EJL, and No. 94-0206-N-HLR, United States District Court, State of Idaho (the “Consent Decree”), which provides for, or in the future may provide for, the

1

remediation of certain portions of the Property. The Consent Decree was entered by the Court on [INSERT DATE]. This Environmental Covenant is required because any remediation which is conducted may leave residual concentrations of lead, arsenic, cadmium and zinc in soil and residual concentrations of lead, cadmium and zinc in groundwater underlying the Property. This Environmental Covenant ensures EPA and the Department necessary access and requires that activities on the Property protect and do not interfere with historic mining features on the Property that have been remediated.

Name and Location of Administrative Record. A copy of the administrative record for EPA decision-making at the Bunker Hill Mining and Metallurgical Complex Superfund Site (which includes the Property) can be found at the Wallace Public Library, 415 River Street, Wallace, Idaho 83873 or EPA Field Office, 1910 Northwest Boulevard, Suite 208, Coeur d’Alene, Idaho, Idaho 83814.

Activity and Use Limitations. By acceptance and recordation of this Environmental Covenant, Hecla, and any successors in interest with respect to the Property, are hereby restricted from using the Property, or any portion thereof, now or at any time in the future, as specifically set forth below unless such use has been expressly approved in writing by the Department:

          1. A right of access is granted to the EPA, the Department, any party performing on behalf of the EPA or the Department and their respective representatives, employees and contractors for purposes of conducting any activity related to the Consent Decree, including, but not limited to, those activities listed in Paragraph 63(a-b) of the Consent Decree.

          2. Except as otherwise provided in the Consent Decree, the Property will not be used in a manner that will materially interfere with or adversely affect the integrity or protectiveness of the removal or remedial measures taken at the Site. [Additional language more specific to use restriction will be developed, if appropriate prior to transfer, in accordance with Paragraph 63(c) of the Consent Decree.]

          3. Groundwater under the Property may not be used for drinking water or other purposes involving direct human contact, except in the exercise of valid water rights under Idaho law and in accordance with any applicable regulatory requirements or except if treated, as necessary, to meet applicable drinking water standards or direct human contact standards.

          4. The Property, and any portion thereof, may be used for commercial and industrial uses. Any portion of the Property that is identified for remediation or at which remediation has been completed shall not be used for residential uses or as a location of a children’s school or daycare center unless site conditions at that portion of the Property are determined to be protective of human health.

Each owner of the Property, or any portion thereof, shall be solely responsible for demonstrating that his/her/its use at the time of his/her/its ownership is in conformity with the Activity and Use Limitations. The Activity and Use Limitations are imposed due to conditions resulting from identification of historic mine wastes on portions of the Property.

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Amendment by Consent. The Environmental Covenant may be amended by consent pursuant to Idaho Code § 55-3010. Except for an assignment undertaken pursuant to a governmental reorganization, assignment of the Environmental Covenant to a new Holder is an amendment requiring consent.

Termination by Consent. The Activity and Use Limitations shall apply to the Property or any subdivided portion thereof, unless Hecla, or its successors in interest, applies to EPA and the Department to have this Environmental Covenant terminated pursuant to Idaho Code § 55-3010 and demonstrates that:

          1. The Property or any subdivided portion thereof is shown in an EPA-or Department-approved document not to contain contaminated soils or groundwater; or

          2. Contaminated soils and groundwater are at levels the EPA and the Department deem in writing to be adequate for the Property to be developed for unrestricted use.

Provisions to Run With the Land. Each and all of the Activity and Use Limitations shall run with the land, and pass with each and every portion of the Property, and shall apply to and bind the respective successors in interest thereof. Each and all of the Activity and Use Limitations are imposed upon the entire Property unless expressly stated as applicable to a specific portion of the Property.

Concurrence of Subsequent Owners Presumed. All purchasers, lessees, or possessors of any portion of the Property shall be deemed by their purchase, leasing, or possession of such Property, to be in accord with the foregoing and to agree for and among themselves, and their successors, that the Activity and Use Limitations as herein established must be adhered to and that their interest in the Property shall be subject to the Activity and Use Limitations contained herein.

Recording/Filing of Environmental Covenants. This Environmental Covenant, once fully executed, and any amendment or termination of the Environmental Covenant, shall be recorded by the Property owner in the county recorder’s office of every county in which any portion of the Property subject to the Environmental Covenant is located, as required by Paragraph 63(c) of the Consent Decree. Within thirty (30) days of the recording of this Environmental Covenant, or any amendment or termination, the owner at that time shall provide to the EPA and the Department a copy of this recorded Environmental Covenant, or any amendment or termination of this Environmental Covenant. Upon receipt of the copy of the recorded Environmental Covenant, and any amendment or termination therein, the Department shall post the copy of the fully executed instrument in the Registry as required by Idaho Code § 55-3012(1). In addition, a copy of the recorded Environmental Covenant, or any amendment or termination, shall be

3

provided by the owner at that time to the following persons: (a) each person that signed the Environmental Covenant; (b) each person holding a recorded interest in the Property; (c) each person in possession of the Property; (d) each municipality or other local government in which the Property is located; and (e) any other person the Department requires. The validity of the Environmental Covenant is not affected by failure to provide a copy of the Environmental Covenant as required under this section. The Activity and Use Limitations set forth herein shall be incorporated by reference in each and all deeds and leases of any portion of the Property.

Enforcement. The EPA, the Department, and any party to the Environmental Covenant shall have authority to enforce the Activity and Use Limitations against the owner(s) at the time of a violation of this Environmental Covenant and any other person(s) then using the Property. Failure to comply with any of the Activity and Use Limitations set forth herein shall be grounds for the EPA, the Department, or their successors to require that the owner(s) at the time of the violation correct or remove any violations of this Environmental Covenant. Violation of this Environmental Covenant shall be grounds for the EPA, the Department, or their successors, to file civil actions against the owner(s) at the time of the violation as provided by law or in equity, including without limitation, the Uniform Environmental Covenants Act, Idaho Code § 55-3011.

Notice of Conveyance of Property. Within thirty (30) days of the closing of any conveyance of the Property, or part thereof, the conveyor of the Property shall provide written notice of the fact of conveyance to the EPA and the Department and each municipality or other local government in which the Property is located. Such notice shall include the name and address of all the then owners and/or occupants of the Property, or part thereof, conveyed. The EPA and the Department shall not, by reason of this Environmental Covenant, have authority to approve, disapprove, or otherwise affect any conveyance of the Property except as otherwise provided by law.

Notices. All notices required or permitted to be given hereunder shall be in writing and mailed in the United States Mail, postage prepaid, by certified or registered mail, return receipt requested, to the appropriate address indicated below or at such other place or places as Hecla or its successors, the EPA or its successors, or the Department or its successors, may, from time to time, respectively, designate in a written notice given to the others. Notices which are deposited in the United States Mail in accordance with the terms of this provision shall be deemed received three (3) days after the date of mailing thereof.

Hecla:	Hecla Mining Company
ATTN: General Counsel
6500 N. Mineral Dr., Suite 200
Coeur d’Alene, ID 83815-9408

EPA:	United States Environmental Protection Agency
ATTN: ___________________

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1200 Sixth Avenue, Suite 900
Seattle, Washington 98101

IDEQ:	Idaho Department of Environmental Quality
ATTN: ___________________
1410 N. Hilton
Boise, ID 83706

Costs and Expenses. All costs of terminating this Environmental Covenant, including the cost of any remediation or abatement of any environmental condition related to Activity and Use Limitations pertaining to the Property, shall be borne by the party seeking such termination.

Partial Invalidity. If any portion of the Environmental Covenant or terms set forth herein is determined to be invalid for any reason, the remaining portion shall remain in full force and effect as if such invalidated portion had not been included herein.

Headings. Headings at the beginning of each section of this Environmental Covenant are solely for the convenience of the parties and are not part of the Environmental Covenant.

Idaho Code References. All references to the Idaho Code sections include successor provisions.

Reservation of Rights by EPA and the Department, and Notice to Subsequent Owners. Notwithstanding any provision of this Environmental Covenant, the EPA and the Department retain all of their access and enforcement authorities with respect to the Property under any applicable statute or rule. Nothing in this Environmental Covenant shall affect the EPA’s or the Department’s ability to enforce the terms of the Consent Decree or any other future agreement relating to remediation of the Property. Nothing in this Environmental Covenant shall affect the obligations of Settling Companies under the Consent Decree or any other future agreement with EPA or the State. Nothing in this Environmental Covenant shall affect the Department’s or EPA’s ability to modify this covenant in accordance with the authorities set forth in the Uniform Environmental Covenants Act, Idaho Code §§ 55-3001 through 3015.

Reservation of Rights by Hecla. Hecla retains all of its rights in the Property to the extent that those rights are not affected by this Environmental Covenant or the Consent Decree.

No Third-Party Beneficiaries. This Environmental Covenant is solely for the benefit of EPA, the Department and Hecla and its successors to the Property. There are no other intended third-party

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beneficiaries, and the parties hereto expressly disclaim any unintended third-party beneficiaries to this Environmental Covenant or any part hereof.

Effective Date. The effective date of this instrument shall be the date the fully executed Environmental Covenant is recorded at the county recorder’s office.

Signature and Acknowledgments

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Appendix B

Protocol

PROTOCOL

1.	GUIDING PRINCIPLES

          The Parties intend this Protocol to provide a cooperative process that allows the Settling Companies to exercise their right to continue and expand their Mining Activity within the Site consistent with the need for the United States Environmental Protection Agency (“EPA”) and the Idaho Department of Environmental Quality (“IDEQ”) to retain and exercise their decision-making authority on remedy selection and implementation of response activity in order to protect human health and the environment. The process embodied in this Protocol is intended to allow each of these activities to go forward in the future and provides for coordination between the Parties to minimize the conflicts between Settling Companies’ future Mining Activity and EPA’s and the IDEQ’s actions to address the environmental conditions of concern in the Site. The Parties agree to work together in good faith to achieve these guiding principles.

          The EPA has identified the Bunker Hill Mining and Metallurgical Complex Superfund Site located in Northern Idaho for response actions under CERCLA. The “Site” as defined in the Consent Decree (including this Protocol) comprises nearly all of the EPA’s Superfund Site (see definition of “Site” in Section IV of the Consent Decree). EPA’s response actions are ongoing and will continue into the future at multiple locations within the Site. The Settling Companies have significant investments and own significant property interests, including mineral rights such as unpatented mining claims, surface rights, water rights, right-of-ways and improvements in the Site. Settling Companies will continue to conduct Mining Activity and make significant investments at their properties within the Site into the future.

2.	SCOPE OF PROTOCOL

          This Protocol applies to Mining Activities undertaken in certain specified locations in the Upper Basin of the Site. As set forth in more detail below, the applicability of the various procedures and requirements in this Protocol depends on the type of Mining Activity being conducted, the location of that Mining Activity, and whether that Mining Activity affects EPA’s ongoing or completed response actions.

          This Protocol is subject to the provisions of the Consent Decree and is not intended to alter or amend any terms of the Consent Decree.

          Discussions conducted and documents submitted pursuant to the Protocol shall be treated as confidential by the Parties to the extent that Settling Companies assert business confidentiality claims pursuant to Section XIX (Access to Information) of the Consent Decree. The Parties intend to request the Court to enter a protective order to prohibit the disclosure of such confidential information submitted pursuant to the Protocol.

          Only Settling Companies, EPA, IDEQ, the Tribe, and the Federal Natural Resource Trustees are participants in this Protocol.

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          For any Mining Activity on lands under the jurisdiction, custody or control of a Federal Land Management Agency, for which oversight will be conducted by EPA or IDEQ under this Protocol, EPA or IDEQ shall notify the Federal Land Management Agency that the Settling Company intends to perform Mining Activities and shall consult with the Federal Land Management Agency prior to approving any such Mining Activities.

3.	DEFINITIONS

          Terms not defined herein shall have the same definition as provided in the Consent Decree to which this Appendix B is attached. Terms defined in the plural may also be used in a singular form. For convenience, Consent Decree definitions are replicated and attached at Attachment 1.

          “Active Mining Operations in Un-Remediated Areas” shall mean all Active Mining Operations conducted by Settling Companies in the Upper Basin other than Active Mining Operations in Remediated Areas.

          “Covered Exploration Operations in Un-Remediated Areas,” or “Covered Exploration Operations,” shall mean Exploration Operations in Response Action Areas and Exploration Operations determined to be Covered Exploration Operations pursuant to Section 5. A.

          “Exploration Operations in Un-Remediated Areas” shall mean all Exploration Operations conducted by Settling Companies in areas of the Upper Basin other than Exploration Operations in Remediated Areas.

          “Federal Land Management Agencies” shall mean the United States Bureau of Land Management and the United States Forest Service.

          “Federal Natural Resource Trustees” shall mean the United States Department of the Interior, and the United States Department of Agriculture (including the United States Forest Service).

          “Materials Management Plan” (MMP) shall mean the plan of the same name attached hereto as Attachment 2.

          “Mining Activity” shall mean both Active Mining Operations and Exploration Operations.

          “Parties” shall mean the Settling Companies, EPA, IDEQ, the Federal Natural Resource Trustees, and the Tribe.

          “Remediated Areas” shall mean areas in the Upper Basin where response actions are ongoing, complete, or where a pre-final remedial design report has been prepared (e.g., a 60% or similar design level), including areas proximately located thereto as needed for access (including road construction), staging of response actions, and consolidation of waste materials.

          “Response Action Areas” shall mean locations in the Upper Basin, other than Remediated Areas, where EPA has proposed or selected response actions, including areas

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proximately located thereto as needed for access (including road construction), staging of response actions, and consolidation of waste materials. As of the date of this Protocol, these locations are identified in EPA’s Focused Feasibility Study Alternative 3+ in the July 2010 Final Draft Focused Feasibility Study Report for the Upper Basin ROD Amendment.

          “Upper Basin” shall mean that geographic area including the South Fork of the Coeur d’ Alene River drainage east of the confluence of the South Fork and North Fork of the Coeur d’ Alene River, including the Box, but excluding the Lucky Friday Active Area.

4.	ANNUAL MEETING

          Pre-meeting Information. By February 1 of each year, the Settling Companies shall, to the extent known, provide EPA, IDEQ, and the Trustees with detailed information identifying the areas of all Mining Activity that Settling Companies intend to undertake in the Upper Basin during that year and any plans for the next two- and five-year periods, including the route of access for such Mining Activity. Any Mining Activity that cannot timely be identified at or before the annual meeting shall be identified in writing by Settling Companies as soon as possible, but at least thirty (30) days in advance of the proposed activity. The notice shall identify the location and schedule for the activity and a description of the activity, including the route of access for the activity.

          By February 1 of each year, EPA and DEQ shall, to the extent known, provide Settling Companies detailed information identifying the locations of response actions that EPA or IDEQ intend to undertake in the Upper Basin during that year and any plans for response actions during the next two and five year periods, including descriptions of the response actions and the route of access for such response actions. Any response actions that cannot be timely identified prior to or at the annual meeting provided for in this Section shall be identified in writing by EPA and IDEQ as soon as possible, but at least thirty (30) days in advance of the response action. The notice shall identify the location and the schedule for the response action and a description of the response action, including the route of access for that response action.

          Annual Meeting. At least once a year on or before March 1, the Parties shall meet, provide notice of and confer on:

A.	all Mining Activity in the Upper Basin any Settling Company proposes to undertake during that year and, to the extent known, during the next two and five year periods;

B.	all response actions within the Upper Basin that either EPA or the IDEQ proposes to undertake during that year or, to the extent known, during the next two- and five-year periods; and

C.

any work plans or details, as further described herein, relating to such proposed Mining Activity or any such proposed response actions by any Party, which shall be shared with the other Parties by February 1.

          One purpose of the meeting is to share planning information in order to minimize conflicts and facilitate the ability of each Party to undertake its planned activities as scheduled.

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Among other things, during the annual meeting, the Parties intend to identify areas where they may share interests and identify potential conflicts and try to resolve the same. Another purpose of the meeting is to identify for each of Settling Companies’ planned activities the provisions of the Protocol that apply to that activity.

          The annual meeting may include a field visit (subject to winter access) to view locations and access routes contemplated for Mining Activity and Response Actions. In addition, the Parties may schedule additional meetings, and, as necessary, develop schedules for exchanges of their respective planning or other related documents.

          The Trustees may attend the annual meeting and all other coordinating meetings between EPA, the State, and Settling Companies held pursuant to Protocol, and the Trustees shall be provided with copies of all materials exchanged pursuant to the Protocol. EPA and the State intend, to the extent practicable, to keep the Trustees informed of coordination meetings under the Protocol.

5.	EXPLORATION OPERATIONS

          Settling Companies’ Exploration Operations in the Site shall comply with all applicable best management practices (“BMPs”).

          A. Exploration Operations In Un-Remediated Areas

          The following provisions apply to Exploration Operations in Un-Remediated Areas:

(1)	Determining which Exploration Operations are Covered Exploration Operations in Un-Remediated Areas.

          For all Exploration Operations in Un-Remediated Areas that are identified as set forth above in Section 4 (Annual Meeting), EPA and the Settling Companies will determine whether each Exploration Operation is a Covered Exploration Operation. This determination will be made at the annual meeting described in Section 4 or as soon a practicable after written notice of Exploration Operations is given. Exploration Operations that will occur in Response Action Areas are Covered Exploration Operations. In addition, EPA may request that Exploration Operations outside of Response Action Areas be included as Covered Exploration Operations if EPA determines there is a threatened release of Waste Materials present at the Site prior to the Lodging Date as a result of those Exploration Operations. If Settling Companies and EPA disagree about whether to include any Exploration Operations as Covered Exploration Operations, EPA and the State shall consult and make a determination within fourteen (14) days of notice from the Settling Companies that they disagree with EPA’s inclusion of those Exploration Operations as Covered Exploration Operations. If EPA and the State agree that such Exploration Operations should be Covered Exploration Operations, then those Exploration Operations shall be Covered Exploration Operations. If EPA and the State do not agree that such Exploration Operations should be Covered Exploration Operations, then those Exploration Operations shall not be Covered Exploration Operations. The outcome of the consultation between EPA and the State in this paragraph shall not be subject to further dispute resolution under the Consent Decree (including this Protocol).

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(2)	Requirements For Covered Exploration Operations.

          Settling Companies shall comply with the MMP attached hereto at each Covered Exploration Operation.

          By October 15 of the year during which the Covered Exploration Operations are performed, the Settling Company will certify and document for each Covered Exploration Operation that has been completed by October 1 of that year. Settling Companies shall certify and document for each Covered Exploration Operation that continues after October 1, through the end of the calendar year, within 30 days of completion of that Covered Exploration Operation:

a.	Compliance with the MMP, including requirements pertaining to waste and water management, permits, and other legal requirements (i.e., applicable federal, IDEQ and local laws);

b.	The environmental conditions of the area subject to the Exploration Operation before and after the Exploration Operation; and

c.	If applicable, compliance with any work plan approved pursuant to Section 5.C.(3).

          IDEQ shall evaluate Settling Companies’ compliance with the MMP by reviewing the self-certifications required by this Section 5.A.(2) and by performing field inspections. IDEQ may perform a field inspection of any Covered Exploration Operation. During such a field inspection, if IDEQ determines the Settling Company has failed to comply with the MMP, then IDEQ may direct Settling Company to modify the Exploration Operation so that the Exploration Operation complies with the MMP.

          If IDEQ determines that any Covered Exploration Operation is not in compliance with the requirements of this Protocol, then, in addition to the actions authorized by this Section 5.A, IDEQ may take further actions as provided in Section 7.A. (Enforcement and Dispute Resolution).

(3)	Additional requirements for certain Covered Exploration Operations in Un-Remediated Areas.

          In addition to the above requirements of Section 5.A.(2) for Covered Exploration Operations, whenever a planned Covered Exploration Operation and EPA’s response activities are scheduled to occur in the same or proximate location and at the same times such that they potentially conflict, the following requirements apply:

a.	The Settling Companies shall meet with EPA and IDEQ to discuss an approach and schedule for coordinating the implementation of the Covered Exploration Operations and EPA’s response activities.

b.	If Settling Companies and EPA are unable within twenty one (21) days to agree upon an approach and schedule for implementing the Covered

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Exploration Operations and remediation, EPA shall within fifteen (15) days issue a decision for such an approach and schedule that is subject to the dispute resolution process, excluding informal negotiations pursuant to Consent Decree ¶ 80 (informal negotiation provision).

c.

If the Settling Companies and EPA agree to an approach and schedule for implementing Covered Exploration Operations or if EPA issues a decision that provides for such implementation, the Settling Companies shall, subject to the dispute resolution provisions of the Consent Decree’s dispute resolution process, excluding informal negotiations pursuant to Consent Decree ¶ 80 (informal negotiation provision), implement the Exploration Operations in accordance with the conditions of this Section 5.A or elect in the Settling Companies’ sole discretion not to proceed with the Covered Exploration Operation.

          B. Exploration Operations that are not Covered Exploration Operations.

          Except as provided in this paragraph, Exploration Operations in Un-Remediated Areas that are not Covered Exploration Operations are not subject to any further requirements under this Protocol. However, as provided in Paragraph 75 of the Consent Decree and Section 9.D of this Protocol, such Exploration Operations remain subject to all other applicable federal, state, or other legal requirements. In addition, IDEQ will inspect such Exploration Operations. If IDEQ determines that an Exploration Operation is not in compliance with BMPs or that the Exploration Operation may be out of compliance with other applicable requirements relating to environmental protection, then IDEQ shall provide written notice to the Settling Company of the alleged non-compliance with BMPs or other applicable requirements within DEQ’s jurisdiction, and that Exploration Operation shall, as to such alleged non-compliance, be immediately treated as a Covered Exploration Operation for purposes of this Protocol, including MMP compliance prospectively and self-certification. If IDEQ identifies compliance issues related to environmental laws or regulations outside of its jurisdiction, IDEQ will notify the appropriate regulatory entity, including, as applicable, the appropriate Federal Land Management Agency.

          C. Exploration Operations in Remediated Areas.

                    (1)          Exploration Operations in Remediated Areas shall comply with the requirements of Section 5.A.(2), except that EPA shall perform the State’s roles set forth in that Section.

                    (2)          For each Exploration Operation in Remediated Areas, Settling Companies shall, within forty-five (45) days of notifying EPA of such Exploration Operation, develop and submit a work plan for EPA review and approval that:

a.	Describes whether and how the Exploration Operation may impact the remedy;

b.	Identifies and describes plans and specifications for managing or addressing the impacts to the remedy and/or to repair the remedy;

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c.

Provides plans and specifications (engineered, if necessary) that identify how the remedy will meet performance standards and design specifications of the remedy as originally implemented after any necessary repair.

                    (3)          EPA shall approve or disapprove the work plan submitted under Section 5.C.(2) within thirty (30) days of receipt of the work plan. If EPA disapproves a submitted work plan, it shall notify the Settling Company in writing, identifying the alleged deficiencies. Settling Company shall have fifteen (15) days from receipt to submit a revised work plan addressing the alleged deficiencies. EPA shall have thirty (30) days to review and approve or disapprove, in writing, the revised work plan. If Settling Companies dispute EPA’s decision to approve or disapprove the revised work plan, the dispute shall be resolved pursuant to the dispute resolution provisions of the Consent Decree, excluding informal negotiations pursuant to Paragraph 81 (Dispute Resolution).

                    (4)          EPA may approve a work plan that provides for a remedial repair that does not meet performance standards and design specifications of the remedy originally implemented if the repairs provide a level of protection to human health and the environment at least as protective as the originally implemented remedy.

                    (5)          Settling Companies may not conduct the Exploration Operation in Remediated Areas until the work plan has been approved by EPA. Settling Companies shall implement the work plan as approved by EPA, or elect, at the Settling Company’s sole discretion, not to proceed with the Exploration Operation under the work plan.

                    (6)          After the Exploration Operation is complete, the Settling Companies shall provide documentation demonstrating to EPA that the work plan was implemented as approved, the impacts to the remedy have been addressed and/or the remedy has been repaired as approved.

                    (7)          If EPA subsequently determines that any Settling Company has not implemented a work plan as approved by EPA or that the implemented work fails to meet performance objectives or design specifications included in that work plan, then EPA may do one or more of the following:

a.

EPA may require Settling Companies to submit to EPA for review and approval a corrective work plan, including a schedule, to implement said work plan as approved. EPA shall make a determination to approve or disapprove said work plan within twenty-one (21) days of submittal by Settling Companies. If EPA approves the work plan, the Settling Companies shall implement this work plan as approved and submit documentation demonstrating compliance with the corrective work plan (including a demonstration of compliance with performance objectives and design specifications in the work plan). If EPA disapproves the work plan, EPA may require re-submittal of the disapproved work plan under the procedures and schedule in this Section 5.C.(7).a.; or

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b.

EPA may perform additional work if EPA disapproves the corrective work plan submitted by Settling Companies under Section 5.C.(7).a., or if the Settling Company’s implementation of a work plan under Section 5.C.(7).a does not meet the requirements of that work plan. EPA may recover from Settling Companies its costs of performing such work under this Section 5.C.(7).b.

6.	ACTIVE MINING OPERATIONS

          Active Mining Operations shall be subject to the requirements of this section.

          A. Active Mining Operations in Un-Remediated Areas

          The following requirements apply to Active Mining Operations in Un-Remediated Areas:

                    (1)          Within thirty (30) days of receipt of notice pursuant to Section 4 that Settling Companies intend to undertake an Active Mining Operation, EPA shall determine whether a work plan for that Active Mining Operation is required. If EPA determines that a work plan is needed in connection with the Active Mining Operation, the provisions in this Section 6.A shall apply to the preparation, approval, and implementation of that work plan. Settling Companies may dispute EPA’s determination that a work plan is required pursuant to the Dispute Resolution provision in Section XXII of the Consent Decree. EPA may require a work plan under the following circumstances:

a.	the Active Mining Operation is in a Response Action Area,

b.

EPA determines that the Active Mining Operation may limit EPA’s ability to perform its planned response actions in a Response Action Area, by limiting access to or use of locations outside the Response Action Area needed, for example, for access, staging or waste consolidation, or,

c.	EPA determines that the Active Mining Operation may cause releases of Waste Materials present in the Upper Basin prior to the Lodging Date.

                    (2)          Settling Companies shall develop and submit to EPA a work plan before initiating or expanding an Active Mining Operation if EPA determines pursuant to Section 6.A(1) above that such a work plan is needed. The submitted work plan shall, as applicable:

a.	Define the footprint of the Active Operations area such that EPA can determine what response actions may need to be completed prior to Settling Companies’ activities.

b.	Define the Active Operations project schedule.

c.	Define the timing of demolition of existing structures and other constructed features.

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d.	Identify other required earthmoving activities.

e.

Describe how impacts associated with the Active Mining Operation will be documented, including but not limited to an assessment of pre-development conditions, appropriate monitoring data, and an assessment of post-development conditions.

f.

Describe whether and how the Active Mining Operation will affect Waste Materials present at the time the Active Mining Operations is initiated and what steps will be taken to prevent the release of those Waste Materials into the environment.

g.	Describe whether and how the Active Mining Operation may impact any remediation to be conducted in a Response Action Area and what steps will be taken to address any such impact.

h.	Identify special conditions that may require additional consideration and planning.

                    (3)          Settling Companies shall submit a work plan as described in Section 6.A.(2) above within forty-five (45) days of EPA’s determination that a work plan is needed for such Active Mining Operation. EPA shall review the submitted work plan and shall determine, based on potential conflicts with EPA’s planned response activities, whether to follow the process in sub-paragraph (4) or sub-paragraph (5) below.

                    (4)          Coordination Process Where Active Mining Operations May Conflict With EPA’s Response Activities.

                                   Whenever a planned Active Mining Operations may prevent EPA from performing its response actions, then at the written request of EPA:

a.	Settling Companies shall meet with EPA to discuss an approach and schedule for coordinating the implementation of the work plan and response action.

b.

EPA will prepare and provide the Settling Companies within ninety (90) days of the meeting with a schedule for completing the necessary response actions that considers the schedule submitted in Section 6.A.(2).b. above, but which also must consider:

i. disposal of contaminated waste materials, including the time needed to develop, design, and construct a waste repository;

ii. the time needed to construct the infrastructure to collect, transport, and treat contaminated water from the area in and around the Active Mining Operation;

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iii. the time needed to design the response actions and to procure and implement a construction contract to perform the response actions; and

iv. other relevant considerations.

c.

If the EPA and Settling Companies s are unable to timely agree upon an approach and schedule for implementing the work plan and response actions, EPA will within 21 days of providing the Settling Companies with its schedule, issue a decision for such an approach and schedule that is subject to the Consent Decree’s dispute resolution process.

d.

If the Settling Companies and EPA agree to an approach and schedule for implementing the work plan, or if EPA issues a decision that provides for such implementation, the Settling Companies shall implement the work plan; provided however, Settling Companies shall have the right, in their sole discretion, to not proceed with the Active Mining Operation under the schedule and work plan.

                    (5)          Coordination Process Where Active Mining Operations Will Not Conflict With EPA’s Response Activities. EPA, after consultation with the State, shall review and approve or disapprove the work plan within forty-five (45) days of receipt of the work plan. If EPA disapproves a submitted work plan, it shall notify the Settling Company in writing, identifying the alleged deficiencies. Settling Company shall have forty-five (45) days from receipt to submit a revised work plan addressing the alleged deficiencies. EPA shall have forty-five (45) days from receipt of the revised work plan to review and approve or disapprove, in writing, the revised work plan. If Settling Companies dispute EPA’s decision to approve or disapprove the revised work plan, the dispute shall be resolved pursuant to the dispute resolution provisions of the Consent Decree, excluding informal negotiations, pursuant to Section XXII (Dispute Resolution).

                    (6)          Changes in the Field. Settling Companies shall provide seven (7) days advance written notice to the designated EPA Remedial Project Manager (RPM) of requested field changes to the approved work plan. All field changes must be approved by the designated RPM before being implemented. If the Settling Companies are unable to provide such written notice, the field change may be implemented if EPA’s RPM approves the field change verbally or in writing. A verbal approval requires written confirmation within seven (7) days of the verbal approval.

                    (7)          Settling Companies may not conduct those portions of the Active Mining Operation covered by the work plan in Section 6.A.(2)(e) – (h), as applicable, until the work plan has been approved by EPA. Settling Companies will implement the work plan as approved by EPA, provided however, the Settling Companies may elect, in their sole discretion, not to proceed with the Active Mining Operation activities associated with the work plan.

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                    (8)          After the work plan is implemented, the Settling Companies shall provide documentation demonstrating to EPA that the work plan was implemented as approved.

                    (9)          If EPA subsequently determines that any Settling Company has not implemented a work plan as approved by EPA or that the implemented work fails to meet performance objectives or design specifications included in that work plan, then EPA may do one or more of the following:

a.

EPA may require Settling Companies to submit to EPA for review and approval a corrective work plan, including a schedule, to implement said work plan as approved. EPA shall make a determination to approve or disapprove said work plan within forty-five (45) days of submittal by Settling Companies. If EPA approves the work plan, the Settling Companies shall implement this work plan as approved and submit documentation demonstrating compliance with the corrective work plan (including a demonstration of compliance with performance objectives and design specifications in the work plan). If EPA disapproves the work plan, EPA may require re-submittal of the disapproved work plan under the procedures and schedule in this Section 6.A.(9).a.; or

b.

EPA may perform additional work if EPA disapproves the corrective work plan submitted by Settling Companies under Section 6.A.(9).a., or if the Settling Company’s implementation of a work plan under this Section 6.A.(9).a does not meet the requirements of that work plan. EPA may recover from Settling Companies its costs of performing such work under this Section 6.A.(9).a.

          B. Active Mining Operations in Remediated Areas

          The following requirements apply to Active Mining Operations in Remediated Areas:

                    (1)          Settling Companies shall develop and submit to EPA a work plan before initiating or expanding an Active Mining Operation. This work plan shall:

a.	Document impacts to Remediated Areas, including but not limited to assessing pre-development conditions, monitoring, and assessing post-development conditions.

b.	Describe whether and how the Active Mining Operation may impact the implemented remedy;

c.	Identify and address plans and specifications for managing or addressing any impacts;

d.	Provide engineered plans and specifications that identify how any repairs to the remedy will continue to meet performance standards and design specifications of the remedy as originally implemented.

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                    (2)          EPA, after consultation with the State, shall have seventy-five (75) days to review and approve or disapprove the work plan. If EPA disapproves a submitted work plan, it shall notify the Settling Company in writing, identifying the alleged deficiencies. Settling Company shall have forty-five (45) days from receipt to submit a revised work plan addressing the alleged deficiencies. EPA shall have forty-five (45) days to review and approve or disapprove, in writing, the revised work plan. If Settling Companies dispute EPA’s decision to approve or disapprove the revised work plan, the dispute shall be resolved pursuant to the dispute resolution provisions of the Consent Decree, excluding informal negotiations pursuant to Paragraph 81 (Dispute Resolution).

                    (3)          Settling Companies shall provide seven (7) days advance written notice to the designated EPA Remedial Project Manager (RPM) of requested field changes to the approved work plan. All field changes must be approved by the designated RPM before being implemented. If the Settling Companies are unable to provide such written notice, the field change may be implemented if EPA’s RPM approves the field change verbally or in writing. A verbal approval requires written confirmation within seven (7) days of the verbal approval.

                    (4)          EPA may approve a work plan that provides for a response that does not meet performance standards and design specifications of the remedy originally implemented if the response provides a level of protection to human health and the environment at least as protective as the originally implemented remedy, providing, however, the Settling Companies may elect, in their sole discretion, not to proceed with Active Mining Operation activities associated with the work plan.

                    (5)          Settling Companies may not conduct the Active Mining Operation until the work plan has been approved by EPA.

                    (6)          If approved, the Settling Companies shall implement the work plan as approved and provide documentation demonstrating to EPA that any impacts to the remedy have been addressed and/or the remedy has been repaired as approved.

                    (7)          If EPA subsequently determines that any Settling Company has not implemented a work plan as approved by EPA or that the implemented work fails to meet performance objectives or design specifications included in that work plan, then EPA may do one or more of the following:

a.

EPA may require Settling Companies to submit to EPA for review and approval a corrective work plan, including a schedule, to implement said work plan as approved. EPA shall make a determination to approve or disapprove said work plan within forty-five (45) days of submittal by Settling Companies. If EPA approves the work plan, the Settling Companies shall implement this work plan as approved and submit documentation demonstrating compliance with the corrective work plan (including a demonstration of compliance with performance objectives and design specifications in the work plan). If EPA disapproves the work plan, EPA may require re-submittal of the

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disapproved work plan under the procedures and schedule in this Section 6.B.(7).a.; or

b.

EPA may perform additional work if EPA disapproves the corrective work plan submitted by Settling Companies under Section 6.B.(7).a., or if the Settling Company’s implementation of a work plan under this Section 6.B.(7).a does not meet the requirements of that work plan. EPA may recover from Settling Companies its costs of performing such work under this Section 6.B.(7).a.

7.	ENFORCEMENT AND DISPUTE RESOLUTION

	A.	Enforcement and Dispute Resolution for Protocol Requirements Overseen By the State

          The following provisions shall govern the enforcement of Protocol requirements overseen by the State, as well as dispute resolution of alleged violations of Protocol requirements overseen by the State:

                    (1) Compliance with the MMP by a Settling Company in connection with an Exploration Operation shall be evaluated and enforced by the IDEQ. In making such determinations, IDEQ may conduct onsite inspections and review the self certifications submitted by a Settling Company. During inspections, IDEQ may provide verbal direction concerning compliance with the MMP.

                    (2) In the event violations of the MMP are not cured during the inspection, IDEQ shall provide written notice of any finding by IDEQ of violations of the MMP. The Settling Company receiving the Notice shall have ten (10) days from receipt of the notice to cure (or, if weather does not permit, a plan to cure as soon as practicable) any alleged violation.

                    (3) In the event of deficient self certifications, IDEQ shall provide written notice of any finding by IDEQ of incomplete self certification. The Settling Company receiving the Notice shall have twenty-one (21) days from receipt of the Notice to correct any alleged violation to which stipulated penalties pursuant to this Section 7.A.

                    (4) Uncured violations of any MMP requirements or incomplete self certification shall result in a stipulated penalty of $1,000 per day for each day of violation.

                    (5) In the event a Settling Company fails to cure as required in Section 7.A.2 or A.3, Stipulated Penalties as specified in Section 7.A.4 shall accrue commencing upon the date of discovery of the violation. IDEQ shall notify Settling Companies in writing of such uncured violation and of the amount of any assessed stipulated penalty associated with such violation.

                    (6) If Settling Companies dispute the existence of any uncured violation or the amount of any stipulated penalty assessed by IDEQ pursuant to Section 7.A.5 above, Settling Companies shall have ten (10) days from receipt of such notice to request and conduct a conference with IDEQ to resolve the claimed or “alleged” violation by mutual agreement, including any necessary corrective action and payment of all or a portion of the stipulated

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penalty assessed, which shall be made within ten (10) days following the conclusion of the conference.

                    (7) If Setting Companies fail to request a conference within ten (10) days, Settling Companies shall comply with IDEQ’s compliance directive as set out in the original notice and if applicable, pay the assessed stipulated penalty not later than thirty (30) days following receipt of the initial notice from IDEQ.

                    (8) If the parties are not able to reach agreement at the conference specified in Section 7.A.6, IDEQ will issue a written decision resolving the dispute not later than fifteen (15) days after the conclusion of the conference. Any such decision shall be final and not subject to further dispute resolution. Settling Defendants shall have fifteen (15) days from the date of receipt of the decision to comply with the decision and pay any assessed stipulated penalty.

                    (9) In the event Settling Defendants fail to comply with the IDEQ’s decision, including a failure to pay any assessed stipulated penalties within the time period specified, IDEQ may bring a motion in the United States District Court pursuant to the retained jurisdiction of the Court in this matter to enforce the decision and collect any assessed stipulated penalty. The motion shall describe the violation, the assessed stipulated penalty and the parties’ efforts to resolve the violation and shall attach all non-privileged documents generated in this enforcement process. Proceedings in the Court to resolve the motion shall be governed by the Federal Rules of Civil Procedure and applicable local rules.

B.	Enforcement and Dispute Resolution for Protocol Requirements Overseen By EPA

                    (1)          Violations of any requirements of this Protocol involving EPA-approved work plans, including conducting Mining Activities before obtaining EPA approval of required work plans, failing to correct deficiencies in a work plan previously disapproved by EPA, and failing to properly implement a work plan, shall result in stipulated penalties pursuant to Section IX of the Consent Decree (Failure to Comply with Consent Decree), subject to dispute resolution pursuant to Section XXII of the Consent Decree.

                    (2)          Except for disputes resolved under Section 5.A.(1) of this Protocol, all disputes under this Protocol between EPA and Settling Companies shall be resolved pursuant to the dispute resolution provisions in Section XXII of the Consent Decree (Dispute Resolution).

C.	General Provisions Relating To Enforcement

                    (1)          All enforcement remedies under this Protocol shall be in addition to, and not in lieu of, penalties, actions, or other enforcement actions otherwise available, except as provided in the Consent Decree, for any violations of required permits (including any failure to obtain a permit) or other federal, state or local laws applicable to Mining Activities.

                    (2)          The State, EPA, and the Trustees shall notify each other upon discovery of potential violations by Settling Companies of this Protocol.

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8.	HECLA-STAR COMPLEX

          The Hecla-Star Complex is an inactive mill and mine site and has the likely potential to be redeveloped by one or more of the Settling Companies in the near future. The potential near-term redevelopment involves a mining scenario and, possibly, a milling scenario, soon thereafter. The first scenario would involve removing ore through the Star 2000 level to be milled off site with temporary support structures located on the surface of the Hecla-Star Complex. The second redevelopment scenario would involve demolition of existing structures and constructing permanent structures at the Hecla-Star Complex for milling ore and for supporting Mining Activities.

          The Hecla-Star Complex is an area where EPA is likely to implement substantial remedial work that likely will involve sub-surface excavation of Waste Materials. Efforts to coordinate Hecla’s redevelopment work with EPA response actions will be handled under Section 6.A of this Protocol. The Parties intend to fast track coordination efforts. To this end, the EPA began coordination efforts immediately upon learning of potential redevelopment of the Star Complex, and the Parties agree to continue their coordination efforts both before and after the Lodging Date of the Consent Decree.

          Based on discussions to date between EPA and Hecla, EPA believes that its plans and schedule for remediation of the Hecla-Star Complex can be completed contemporaneously with removing ore through the Star 2000 level to be milled off site, with temporary support structures located on the surface of the Hecla-Star Complex.

          For the redevelopment involving locating permanent milling facilities at the Hecla-Star Complex in particular, there are potentially significant logistical issues and opportunities associated with accommodating both development and remedial requirements. In order to characterize the Waste Materials to be remediated, establish the contracts for remediation, and implement the work, EPA believes that at least three years will be required after the existing structures are demolished, barring unforeseen circumstances.

9.	GENERAL PROVISIONS

	A.	Nothing in this Protocol shall be construed to modify or limit in any way the reservations of rights of the United States, the Tribe, or the State in Sections X, XI, XII, or XIV of the Consent Decree.

	B.	Reimbursement of EPA Costs.

(1) Costs incurred by EPA in approval and administration of work plans and in conducting work pursuant to this Protocol, and the oversight costs by the State pursuant to this Protocol, shall be reimbursed by Settling Companies to the extent they incur costs on an annual basis. No later than March 31 of each year, EPA shall submit to Settling Companies a bill for their costs incurred pursuant to this Protocol during the prior calendar year. Settling Companies shall pay the bills within 30 days of receipt, subject to the right to invoke Dispute Resolution pursuant to the Consent Decree. In the event that Settling Companies invoke Dispute Resolution as to some costs, Settling Companies

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shall timely pay EPA for all costs for which Dispute Resolution was not invoked.

(2) Within thirty (30) days of the Annual Meeting specified in Section 4 of this Protocol, EPA and Settling Companies shall discuss by telephone or in person EPA’s estimate of EPA’s costs for the coming year under this Protocol, including the estimated division of costs to be incurred by EPA staff and by EPA’s contractors. This cost estimate shall not be binding and shall not be used by any party in any dispute with EPA under Section 9.B.(1) regarding reimbursement of EPA’s costs by Settling Companies.

C.	Reimbursement of IDEQ Costs. Settling Companies hereby agree to reimburse the reasonable costs of the Department incurred in implementing this Protocol in the following manner:

(1) Within thirty (30) days of the Effective Date, as an initial deposit, Settling Companies will pay the sum of ten thousand dollars ($10,000.00) to be deposited to an account established for this Agreement. Payment of this deposit shall be made to:

Idaho Department of Environmental Quality,
ATTN: Fiscal Office
1410 N. Hilton
Boise, ID 83706
Reference: Coeur d’Alene Basin Protocol Cost Recovery

(2) Within thirty (30) days of the Annual Meeting specified in Section 4 of this Protocol the IDEQ shall provide Settling Companies with a budget estimate for the current years in light of information provided before and at the Annual Meeting. This estimate shall not be considered a cap on the amounts billed pursuant to this Section but is provided for informational purposes to Settling Companies.

(3) Thereafter, the IDEQ shall provide a quarterly accounting and invoice to Hecla of Costs incurred by the IDEQ in relation to this Protocol. “Costs” subject to reimbursement under this paragraph shall mean all direct or indirect costs incurred by the IDEQ after the effective date of the Protocol in connection with the Department’s support of Work performed by or on behalf of the IDEQ under this Protocol including but not limited to: reasonable time and travel costs associated with oversight of the Work performed under the Protocol; the IDEQ’s contractor costs; compliance monitoring, including the collection and analysis of split samples; Site visits; review and approval or disapproval of document submittals; reasonable overhead charges and any other costs directly or indirectly incurred in overseeing this Protocol.

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(4) Within thirty (30) days of Settling Companies’ receipt of the IDEQ’s quarterly accounting invoice, Settling Companies shall reimburse the IDEQ for all costs reflected in the accounting invoice.

(5) In the event this Protocol is terminated, the initial deposit or such remaining amounts as appropriate will be returned to Hecla within sixty (60) days of the date the IDEQ receives final payment of all costs.

D.

With respect to Mining Activities conducted under this Protocol on federal lands, including but not limited to lands that are subject to unpatented mining claims, nothing in this Protocol shall be interpreted as exempting the Parties from compliance with any otherwise-applicable legal obligations, including but not limited to the General Mining Law of 1872, 30 U.S.C. Sections 22-54, and the Federal Land Policy and Management Act, 43 U.S.C. Section 1701 et seq. and their applicable regulations. Nothing in this Protocol shall preclude or limit the Federal Land Management Agencies from enforcing violations by Settling Companies of such otherwise-applicable legal obligations. Moreover, the State’s role in implementing this Protocol on federal lands shall not be construed to expand state jurisdiction or authority over federal lands or activities on federal lands, or to restrict the authority of the Federal Land Management Agencies to enforce all applicable federal laws and regulations.

E.	The Parties may select and identify their representatives under this Protocol.

F.

When Settling Companies perform reclamation activities at Active Mining Operations in the Upper Basin, Settling Companies shall provide EPA, the State, and the Trustees with notice of those operations and a copy of the reclamation plans.

G.

If EPA fails to take an action required under this Protocol within the time period provided for that action, Settling Companies may seek Dispute Resolution under Section XXII of the Consent Decree to compel that action.

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ATTACHMENT 1 TO THE PROTOCOL

EXCERPT OF DEFINITIONS FROM CONSENT DECREE

IV. DEFINITIONS

          3.          Unless otherwise expressly provided in this Consent Decree, terms used in this Consent Decree that are defined in CERCLA or in regulations promulgated under CERCLA shall have the meaning assigned to them in CERCLA or in such regulations. Terms defined in this Section in the plural may also be used in a singular form. Whenever terms listed below are used in this Consent Decree, including in any appendix attached hereto, the following definitions shall apply:

          “Active Mining Operations” shall mean, after the Lodging Date, activities, including construction activities, related to the extraction, removal or recovery, and beneficiation of metal ore in commercial quantities, and thereby excludes Exploration Operations.

          “Active Operations” shall mean, after the Lodging Date, all Active Mining Operations and all business, commercial or industrial activities of any kind other than Exploration Operations.

          “Box Consent Decree” shall mean the consent decree entered on November 18, 1994 in United States, et al. v. Asarco, Inc., et al., Civ. No. 94-0206-N-HLR, to which Hecla Limited (formerly Hecla Mining Company) is a party.

          “Bunker Hill Mining and Metallurgical Complex Superfund Site Special Account” shall mean the special account, within the EPA Hazardous Substances Superfund, established for the Bunker Hill Mining and Metallurgical Complex Superfund Site by EPA pursuant to Section 122(b)(3) of CERCLA, 42 U.S.C. § 9622(b)(3).

          “CAA” shall mean the Clean Air Act, 42 U.S.C. §§ 7401 et seq.

          “CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq.

          “Coeur d’Alene Basin Natural Resource Trustee Account” shall mean the DOI Restoration Fund NRDAR Account 14X5198.

          “Consent Decree” shall mean this Consent Decree and all appendices attached hereto. In the event of conflict between this Consent Decree and any appendix, this Consent Decree shall control.

          “CWA” shall mean the Clean Water Act, 33 U.S.C. §§ 1251 et seq.

          The term “day” shall mean a calendar day. In computing any period of time under this Consent Decree, where the last day would fall on a Saturday, Sunday, or federal holiday, the period shall run until the close of business of the next working day.

          “DOI Account For Receiving Stock For The Trustees” shall mean the following account:

Merrill Lynch:
For Federal Book Entry Securities:
ABA#021000018
BK of NYC/MLGOV
Further Credit to the US Department of the Interior
Account Number: 78L-09001

          “DOJ” shall mean the United States Department of Justice and any successor departments, agencies or instrumentalities of the United States.

          “Effective Date” shall be the date upon which this Consent Decree is entered by the Court as recorded on the Court docket, or, if the Court instead issues an order approving the Consent Decree, the date such order is recorded on the Court docket.

          “Environmental Covenant” shall mean a recordable instrument under the Idaho Uniform Environmental Covenants Act, as amended, in the form of the document attached as Appendix A and including any site specific conditions selected by EPA, after consultation with the Idaho Department of Environmental Quality, necessary to ensure the protectiveness of any remedy implemented on the property.

          “EPA” shall mean the United States Environmental Protection Agency and any successor departments, agencies or instrumentalities of the United States.

          “EPA Account For Receiving Stock” shall mean the following account:

Merrill Lynch:
DTC#: 5198 Merrill Lynch
Account Name: U.S. Department of the Treasury
Further Credit to the United States Environmental Protection Agency
Account#: 78L-09000

          “EPA Hazardous Substance Superfund” shall mean the Hazardous Substance Superfund established by the Internal Revenue Code, 26 U.S.C. § 9507.

          “Exploration Operations” shall mean activities, after the Lodging Date, performed on the surface of lands or underground to locate mineral bodies and to determine the mineability and merchantability thereof, and which are conducted in conformance with the requirements of the Protocol in Appendix B. These activities include, but are not limited to, construction of roads or other accesses, trenches, and drilling.

          “Federal Land Management Agencies” shall mean the United States Bureau of Land Management and the United States Forest Service.

          “Federal Lands” shall mean federal lands within the Site, including but not limited to lands that are subject to unpatented mining claims.

          “Financial Information” shall mean those financial documents provided by David Sienko, on behalf of Settling Companies to Patrick Casey, on behalf of Plaintiffs, on July 15, 2010, July 26, 2010, and August 4, 2010, pursuant to the Protective Order entered by this Court on May 29, 2008.

          “Forward-Looking Information” is that Financial Information provided by Settling Companies to the Plaintiffs which consists of variable projections and estimates of future metals prices and of the Settling Companies’ future performance that may not be accurate predictors of any actual outcome.

          “Fractional Interest Property” shall mean any real property within the Site where one or more of the Settling Companies own less than one hundred percent (100%) of the interest in the real property as a tenant in common or a joint tenant and one or more persons or entities who or which are not Settling Companies own the remaining interest in the real property.

          “Governors Trust Fund” shall mean that certain trust fund established by the State of Idaho and attached to the Box Consent Decree as attachment M.

          “Hecla Limited” shall mean Hecla Limited, a Delaware corporation.

          “Hecla Mining Company” shall mean Hecla Mining Company, a Delaware corporation.

          “Hecla-Star Complex” shall mean the real property and other interests depicted in Appendix C and related current and future facilities located in or on said property.

          “IDAPA” shall mean the official publication of the Administrative Rules of the State of Idaho as required by the Idaho Administrative Procedures Act.

          “Institutional Controls” shall mean any applicable laws, regulations, ordinances, zoning restrictions, or other governmental controls or notices that: (a) limit land, water and/or resource use to minimize potential for human exposure to Waste Materials at the Site; (b) limit land, water and/or resource use to implement, ensure non-interference with, or ensure the protectiveness of any response action at the Site; and/or (c) provide information intended to modify or guide human behavior in response to risks posed by Waste Materials at the Site.

          “Insurance Information” shall mean those insurance documents included in Appendix D.

          “Interest” shall mean interest at the rate specified for interest on investments of the EPA Hazardous Substance Superfund established by 26 U.S.C. § 9507, compounded annually on October 1 of each year, in accordance with 42 U.S.C. § 9607(a). The applicable rate of interest shall be the rate in effect at the time the interest accrues. The rate of interest is subject to change on October 1 of each year.

          “Lodging Date” shall mean the date on which this Consent Decree is lodged with the Court.

          “Lucky Friday Active Area” shall mean the real property and other interests depicted in Appendix E and related current and future facilities located in or on said property.

          “Natural Resource Trustees,” or “Trustees,” shall mean the United States Department of the Interior, the United States Department of Agriculture (including the United States Forest Service), the Tribe, and the State.

          “Paragraph” shall mean a portion of this Consent Decree identified by an Arabic numeral or an upper or lower case letter.

          “Parties” (or “Party” in the singular form) shall mean the United States, the Coeur d’Alene Tribe, the State of Idaho, and Settling Companies.

          “Performing Parties” shall mean the United States, the State, the ASARCO Trust, and potentially responsible parties who have entered into or may enter into an agreement with the United States or the State for performance of response actions at the Site.

          “Plaintiffs” shall mean the United States, the Coeur d’Alene Tribe, and the State of Idaho.

          “Pre-Lodging Interest” shall mean interest calculated at an annual rate of 3.25% on the sum $197.5 million, from April 15, 2011, through the Lodging Date, if the Lodging Date is after April 15, 2011.

          “Proprietary Controls” shall mean: (1) easements or covenants running with the land that limit land, water use, or resource use and/or provide access rights; and (2) are created pursuant to common law or statutory law by an instrument that is recorded by the owner in the appropriate land records office.

          “Protocol” shall mean the document attached as Appendix B.

          “RCRA” shall mean the Solid Waste Disposal Act, 42 U.S.C. § 6901, et seq. (also known as the Resource Conservation and Recovery Act).

          “Section” shall mean a portion of this Consent Decree identified by a Roman numeral.

          “Settling Companies” (or “Settling Company” in the singular) shall mean Hecla Mining Company, Hecla Limited, Hecla Silver Valley, Inc., Silver Hunter Mining Company and HLT, Inc. “Settling Companies” also shall include successors and assigns to the Settling Companies to the extent that their liability, if any, arises solely from their status as successors or assigns to a Settling Company.

          “Site” shall mean the Bunker Hill Mining and Metallurgical Complex Superfund Site, which is generally located in the Coeur d’Alene Basin watershed in Idaho, including, without limitation, the South Fork of the Coeur d’Alene River (“South Fork”) and its tributaries, the 7-mile by 3-mile area known as “the Box,” the mainstem of the Coeur d’Alene River downstream of the confluence of the South Fork and the North Fork of the Coeur d’Alene River (“North Fork”), Lake Coeur d’Alene, and the Spokane River upstream of Upriver Dam, and those other areas where Waste Material originating from facilities on the South Fork and its tributaries have come to be located. The Lucky Friday Active Area, as depicted in Appendix E, the two properties owned by Hecla Limited that are identified in Appendix F, and the North Fork, including all tributaries of the North Fork, are excluded from the “Site” for purposes of this Consent Decree. The exclusion of the Lucky Friday Active Area from the “Site” for purposes of this Consent Decree does not exclude the Lucky Friday Active Area from the Bunker Hill Mining and Metallurgical Complex Superfund Site as listed by EPA on the National Priorities List on September 3, 1983. 48 Fed.Reg. 40,658, 40,670 (Sept. 8, 1983).

          “State” shall mean the State of Idaho.

          “Star Tailings Ponds” shall mean the tailings impoundments (Nos. 1-6) and related facilities located proximate to Woodland Park in the Canyon Creek drainage, as depicted in Appendix G.

          “Transfer” shall mean to sell, assign, convey or lease, or where used as a noun, a sale, assignment, conveyance, or any other disposition of any interest by operation of law or otherwise. Transfer shall not include (i) the granting of a security interest, pledge or mortgage of any interest except when the holder of any such interest forecloses or otherwise exercises its right to take both equitable and legal title to the interest, (ii) the transfer of any interest in a Fractional Interest Property, or (iii) a transfer from one Settling Company to another Settling Company.

          “Tribe” shall mean the federally-recognized Indian tribe known as the Coeur d’Alene Tribe, including its departments, agencies, and instrumentalities. The Tribe, which has a governing Tribal Constitution and Tribal Council duly recognized by the Secretary of the Interior, is an “Indian tribe” within the meaning of Section 101(36) of CERCLA, 42 U.S.C. § 9601(36).

          “United States” shall mean the United States of America and each department, agency, and instrumentality of the United States.

          “Waste Material” shall mean (1) any hazardous substance under Section 101(14) of CERCLA, 42 U.S.C. § 9601(14) or under Section 311(a)(14) of the CWA, 33 U.S.C. § 1321(a)(14); (2) any pollutant or contaminant under Section 101(33) of CERCLA, 42 U.S.C. § 9601(33); (3) any “solid waste” under Section 1004(27) of RCRA, 42 U.S.C. § 6903(27); (4) any pollutant under Section 502(6) of the CWA, 33 U.S.C. § 1362(6); (5) hazardous wastes as defined in the Idaho Hazardous Waste Management Act, Idaho Code 39-4403(8); (6) “pollutants” as defined in IDAPA 58.01.02.010.78; (7) “contaminants” as defined in IDAPA 58.01.11.007.10; (8) “hazardous materials” as defined in IDAPA 58.01.02.010.44; or (9) “deleterious materials” as defined in IDAPA 58.01.02.010.19.

ATTACHMENT 2 TO THE PROTOCOL

MATERIALS MANAGEMENT PLAN

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1.0       INTRODUCTION

This Materials Management Plan (MMP) has been developed to guide certain activities specified in the Protocol as Covered Exploration Operations. The status of the remedial action at these Covered Exploration Operations may be future, ongoing, or completed.

1.1       Applicability

This MMP shall apply to those Covered Exploration Operations identified in Section 5 of the Protocol, Appendix B to the Consent Decree.

1.2       Purpose

The purpose of the MMP is to serve as a guidance document for selection of best management practices (BMPs) that are to be implemented to meet the objectives of the MMP.

1.3       Objective

The objective of the MMP is to properly manage mining-related waste materials to achieve the following:

•	to prevent the contribution of sediment to area streams;
•	to prevent impacts to existing water quality; and
•	to attain equivalent protectiveness at sites where remedial actions have already been implemented.

1.4       Performance Standards

The performance standards selected to achieve the objectives of the MMP are guidelines and BMPs established by the State of Idaho (ID, 2010) and Idaho Department of Lands (IDL, 1992). Sources of performance standards include:

•

The IDL manual, Best Management Practices for Mining in Idaho,(a joint effort through the Idaho Mining Advisory Committee (MAC) – Idaho Department of Lands, Idaho Department of Water Resources, Idaho Department of Environmental Quality, Idaho Department of Fish and Game, Idaho Conservation League, Clark Fork Coalition, Idaho Mining Association, and Independent Miner’s Association), is commonly referenced by the US Forest Service and the Bureau of Land Management, MAC members, for mining exploration plans of operation on Forest Service and BLM lands;

•	Hecla’s “Environmental Standard, Surface Diamond Drilling”;
•	BMPs for underground exploration to control impacts to existing drainage from mine openings;
•

Existing regulatory coverage under EPA’s Multi-Sector General Permit for Stormwater Discharges Associated with Industrial Activity (MSGP) provides for BMP identification and implementation for certain activities; and

•	Catalog of Stormwater Best Management Practices for Idaho Cities and Counties.
•	IDAPA 58, Title 1, Chapter 22, Section 10(82), Short-Term or Temporary Activity.

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2.0       SITE MANAGEMENT

Properties under the MMP fall into one or more of the activity scenarios in Table 1. The BMP categories are presented in Table 2. The properties and activities covered under the MMP are industrial in nature, and as such, work activities are covered by specific OSHA and MSHA regulations/requirements and individuals accessing these properties to conduct work are required to have appropriate training and comply with all appropriate requirements.

2.1       Activity Scenarios

The table shown below (Table 1) provides a list of potential activities to be conducted during Covered Exploration Operations and the media affected.

Table 1 Illustrative Activity Scenarios

Activity	Potentially Affected Media
Access Road Construction	Soil – Sediment
Surface Water Quality
Vegetation
Creek Drainage Crossing	Stream flow
Stream bank stability
Mine Opening Rehabilitation	Mine Water Quality
Soil – Sediment
Vegetation
Drill Operation	Mine Water Quality
Drill Pad Construction (including	Soil – Sediment
waste rock pile recontouring)	Surface Water Quality
Vegetation
Additions to or relocation of Waste	Soil – Sediment
Rock Piles	Surface Water Quality
Vegetation
Structure Removal	Soil – Sediment
Surface Water Quality
Road Rehabilitation	Soil – Sediment
Surface Water Quality
Vegetation
New Infrastructure	Soil - Sediment
Surface Water Quality
Vegetation
Infrastructure Development/Repair/	Soil - Sediment
Replace (includes roads and utilities)	Surface Water Quality
Vegetation
Mine Opening Repairs	Mine Water Quality
Soil – Sediment
Mine Opening Closures*	Soil – Sediment
Surface Water Quality
Vegetation
Road/Access Restrictions*	Soil – Sediment
Surface Water Quality
Vegetation

* These activities may also be associated with responses to safety-related conditions

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2.2        Activity Planning

Prior to conducting the activity scenarios in Table 1, the Settling Company will assess the potential impacts of the activity in the context of the current regulatory requirements and required mitigation expectations.

2.2.1     Preliminary Activity Assessment

The preliminary activity assessment will consist of a contaminant level assessment and a permit requirement assessment. The contaminant level assessment consists of reviewing the history and function of the historic mining features where Covered Exploration Operations are to occur and visually evaluating Waste Materials present prior to the Lodging Date to determine if sampling for Principal Threat Materials (PTM) is required. Sampling will be required if the referenced information suggests the presence of PTM. Disturbance of historic materials with concentrations exceeding the Principal Threat Action Levels established for certain metals (see Section 3.4 of the Proposed Plan, Upper Basin of the Coeur d’Alene River, Bunker Hill Mining and Metallurgical Complex Superfund Site. July 12, 2010) requires special handling and disposal in an engineered repository. In addition to this PTM assessment, the Settling Company will review the Covered Exploration Operation and anticipated impacts to determine if existing permits may require modification or if new permits may be required.

2.2.2     BMP Selection

The potential BMPs that can be applied to control impacts listed in Table 1 are shown in Table 2 below. The actual BMPs selected and implemented will be based on location-specific conditions, potentially affected media, applicable permit requirements and performance standards as determined by the Settling Company conducting the activity at the location, to meet the objectives of Section 1.3 of this MMP.

Table 2 Illustrative BMP Categories

BMP Category (IDL, 1992)	BMPs
Soil Stabilization	Matting
Erosion Control Blanket
Mulch – Straw
Mulch – Wood Chips
Compaction
Gabions
Riprap
Native Rock Retaining Walls
Timing-Construction/Control Application
Limited Surface Disturbance
Seeding and Revegetation	Topsoiling
Seedbed Preparation
General Planting/Seeding Specifications
Broadcast Seeding
Drill Seeding
Vegetative Planting
Fertilizer Use
Maintenance of Revegetated Areas
Runoff Collection	Diversion Dike/Ditch
Interceptor Trench

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BMP Category (IDL, 1992)	BMPs
Open Top Box Culverts
Siltation Berm
Waterbars
Culverts
Drain Fields
Stream Alteration
Drop Structures
Rolling Dips
Road Sloping
Runoff Dispersion	Serrated Slopes
Benched Slopes
Level Spreader
Sediment Collection	Straw Bale Barrier
Sediment Trap or Catch Basins
Vegetated Buffer Strip
Silt Fence/Filter Fence
Brush Sediment Barriers
Sediment Settling Ponds
Slash Filter Windrows

2.3     Remediated Properties

Covered Exploration Operations in a Remediated Area will comply with Section 5.C of the Protocol.

3.0     NOTICES

Applicable notices will be given by the Settling Companies according to the Protocol.

4.0     CARE AND MAINTENANCE OF BMPS

Care and maintenance procedures for the BMPs will be based on standard recommendations provided in the references listed in Section 1.4. Performance Standards and adjustments will be made to accommodate site specific conditions and project schedule. The procedures will ensure the effectiveness of the BMPs.

5.0     COMPLETION OF ACTIVITIES

The actions to be taken on properties that were accessed temporarily include the following:

•	Removal of temporary BMPs, if necessary;
•	Reclamation of areas that will no longer be accessed.

6.0     SELF-CERTIFICATION

Self-certification of compliance with this MMP will be prepared for each Covered Exploration Operation accessed under the Protocol in a given year. Each certification will include a signed statement that all activities on a property were conducted in accordance with the MMP and that appropriate BMPs have been implemented and maintained as prescribed by the MMP. The

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certification will provide a detailed discussion of the activities conducted and indicate if all activities have been concluded and closure (reclamation) activities have been completed as required. At a minimum the certification will include the following:

•	Photo documentation will be provided of conditions prior to disturbance and following completion of activities.
•

Activities that impact mine waters, such as re-routing flows, will require samples of the mine water be collected before re-routing and after activities are completed. The certification will include the analysis of the samples.

•	A list of BMPs employed for the activity and the status of the BMPs at completion of the activity.
•	A discussion of what waste was generated during the activity and how the waste was handled.
•	Documentation of any new permits obtained.

If activities are to be continued on a given property during the following year then it will be noted. The self-certification documents for all Covered Exploration Operations accessed during the year under the Protocol will be prepared and submitted in accordance with the Protocol.

7.0     REFERENCES

Hecla Limited. Environmental Standard Surface Diamond Drilling. Silver Valley Generative Exploration. Document No. SVGP 09-01. August 27, 2009.

Idaho Administrative Code (ID 2010). IDAPA 20.03.02 – Rules Governing Exploration/Surface Mining/Closure of Cyanidation Facilities, 2010.

Idaho Department of Environmental Quality. Catalog of Stormwater Best Management Practices for Idaho Cities and Counties. September 2005.

Idaho Department of Lands (IDL 1992). Best Management Practices for Mining in Idaho. November 16, 1992.

U.S. EPA (EPA 2010). Proposed Plan, Upper Basin of the Coeur d’Alene River, Bunker Hill Mining and Metallurgical Complex Superfund Site. July 12, 2010.

U.S. EPA (EPA 2009). United States Environmental Protection Agency, National Pollutant Discharge Elimination System, Multi-Sector General Permit for Stormwater Discharges Associated with Industrial Activity. Modified effective May 27, 2009.

7

Appendix C

Depiction of Hecla-Star Complex

Appendix D

Insurance Information

VIA COURIER

March 15, 2011

Michael J. Zevenbergen, Senior Counsel
Department of Justice, EES
c/o NOAA/Damage Assessment
7600 Sand Point Way, NE
Seattle, WA 98115

          Re: Coeur d’Alene (“CDA”) Basin - Hecla Insurance Coverages

Dear Mr. Zevenbergen:

          You asked for information concerning Hecla’s outstanding insurance coverage potentially applicable to Hecla’s CDA Basin — related liability exposures. Hecla has settled with all of its carriers for the CDA basin liabilities, with the exception of Continental Insurance and Pacific Insurance Company, who are now under the umbrella of CNA. This coverage is the subject of litigation in the case of Hecla Mining Co. v Continental Insurance Co., et al, Civ 91-87608 filed in State of Idaho District Court for Kootenai County. This case was originally filed in 1991 and was stayed in 1996. That stay is still in effect.

          CNA provided coverage of general liability policies to Hecla during the following periods:

1.	1/1/1966-1/1/1969; Primary $100,000 per occurrence;

2.	1/1/1969-1/1/1972; Primary $100,000 per occurrence; Excess $1,000,000 per occurrence;

3.	1/1/1972-1/1/1975; Primary $100,000 per occurrence; Excess $1,000,000 per occurrence;

4.	2/15/1978-2/15/1979; Primary $500,000 per occurrence;

5.	2/15/1979-2/15/1980; Primary $500,000 per occurrence.

6500 Mineral Drive, Suite 200 • Coeur d’Alene, Idaho 83815-9408 • 208.769.4100 • FAX 208.769.4107

Each of these policies provides “occurrence” based coverage. The 1972, 1978 and 1979 policies all contain the “sudden and accidental” pollution exclusion. Hecla has a reference to one excess policy prior to 1969, but has not located the policy; and summary judgment in the above referenced case was granted to CNA on the grounds that Hecla could not prove the terms and conditions of that excess policy.

          As you requested, enclosed are copies of these primary and excess policies.

          Hecla also obtained a property damage liability policy with limits of $25,000 issued to one of its predecessors-in-interest, the Lucky Friday Silver Lead Mines, by Aetna Casualty in the mid-1960s. We have not located a copy of this policy and so have no policy to attach.

          If you have any questions about this information, please contact me.

Very truly yours,

Michael B. White
Corporate Secretary

MBW/apb/se
Enclosures

cc:	Elizabeth Temkin w/o enclosures David Sienko w/o enclosures

6500 Mineral Drive, Suite 200 • Coeur d’Alene, Idaho 83815-9408 • 208.769.4100 • FAX 208.769.4107

The CONTINENTAL INSURANCE COMPANY
A Stock Company Organized 1853

160 PINE STREET, SAN FRANCISCO 11, CALIFORNIA

COMPREHENSIVE BUSINESS POLICY	No. CBP 95806

Amount: (As stated in Schedules.)		Provisional Premium
Policy Term: Three Years		$ 88,250.00	if paid in advance.
Inception:	JANUARY 1, 1966	$ 30,886.00	each installment, if
Expiration:	JANUARY 1, 1969		paid in installments.

INSURED’S NAME AND MAILING ADDRESS

HECLA MINING COMPANY AND HECLA MINING COMPANY OF CANADA, LTD.

P.O. BOX 320
WALLACE, IDAHO

Insurance is afforded only under those parts of the policy designated by the word “Included” opposite such part below. The insurance afforded under any part is only in the amounts and to the extent set forth in such part, subject to all the terms of the policy having reference thereto.

Part I

Fire, Lightning, Windstorm and Hail, Explosion, Riot, Riot attending a Strike, Civil Commotion, Aircraft and Vehicles, Sonic Shock Waves, Smoke, Vandalism and Malicious Mischief, Sprinkler Leakage, Elevator Collision, Accident to an Object (Steam Boiler, Fired Pressure Vessel or Electric Steam Generator)

INCLUDED
Part I (Optional)	Unfired Vessels and Machinery	INCLUDED
Part II	Business Income	INCLUDED
Part III	Inland Marine
Part IV	Automobile Physical Damage	INCLUDED
Part V	Comprehensive Automobile Liability	INCLUDED
Part VI	Comprehensive General Liability	INCLUDED
Part VII	Crime	INCLUDED

IN CONSIDERATION OF THE PROVISIONS AND STIPULATIONS HEREIN OR ADDED HERETO AND OF the premium above specified, this Company for the term of years specified above from inception date shown above At Noon (Standard Time) to expiration date shown above At Noon (Standard Time) at location of property involved, to an amount not exceeding the amount(s) above specified, does insure the insured named above and legal representatives, to the extent of the actual cash value of the property at the time of loss, but not exceeding the amount which it would cost to repair or replace the property with material of like kind and quality within a reasonable time after such loss, without allowance for any increased cost of repair or reconstruction by reason of any ordinance or law regulating construction or repair, and without compensation for loss resulting from interruption of business or manufacture, nor in any event for more than the interest of the insured, against all DIRECT LOSS BY FIRE, LIGHTNING AND BY REMOVAL FROM PREMISES ENDANGERED BY THE PERILS INSURED AGAINST IN THIS POLICY, EXCEPT AS HEREINAFTER PROVIDED, to the property described hereinafter while located or contained as described in this policy, or pro rata for five days at each proper place to which any of the property shall necessarily be removed for preservation from the perils insured against in this policy, but not elsewhere.

Assignment of this policy shall not be valid except with the written consent of this Company.

This policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated, which are hereby made a part of this policy, together with such other provisions, stipulations and agreements as may be added hereto, as provided in this policy.

Countersignature Date               JANUARY 1, 1966               Agency at

Agent

Concealment, fraud.

This entire [ILLEGIBLE] shall [ILLEGIBLE] void if, whether before or [ILLEGIBLE] loss, [ILLEGIBLE] insured has wilfully concealed or misrepresented any material fact or circumstance concerning this insurance or the subject thereof, or the interest of the insured therein, or in case of any fraud or false swearing by the insured relating thereto.

Uninsurable and excepted property.

This policy shall not cover accounts, bills, currency, deeds, evidences of debt, money or securities; nor, unless specifically named hereon in writing, bullion or manuscripts.

Perils not included.

This Company shall not be liable for loss by fire or other perils insured against in this policy caused, directly or indirectly, by: (a) enemy attack by armed forces, including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) civil war; (g) usurped power; (h) order of any civil authority except acts of destruction at the time of and for the purpose of preventing the spread of fire, provided that such fire did not originate from any of the perils excluded by this policy; (i) neglect of the insured to use all reasonable means to save and preserve the property at and after a loss, or when the property is endangered by fire in neighboring premises; (j) nor shall this Company be liable for loss by theft.

Other Insurance.

Other insurance may be prohibited or the amount of insurance may be limited by endorsement attached hereto.

Conditions suspending or restricting insurance. Unless otherwise provided in writing added hereto this Company shall not be liable for loss occurring

(a) while the hazard is increased by any means within the control or knowledge of the insured; or

(b) while a described building, whether intended for occupancy by owner or tenant, is vacant or unoccupied beyond a period of sixty consecutive days; or

(c) as a result of explosion or riot, unless fire ensue, and in that event for loss by fire only:

Other perils or subjects.

Any other peril to be insured against or subject of insurance to be covered in this policy shall be by endorsement in writing hereon or added hereto.

Added provisions.

The extent of the application of insurance under this policy and of the contribution to be made by this Company in case of loss, and any other provision or agreement not inconsistent with the provisions of this policy, may be provided for in writing added hereto, but no provision may be waived except such as by the terms of this policy is subject to change.

Waiver provisions.

No permission affecting this insurance shall exist, or waiver of any provision be valid, unless granted herein or expressed in writing added hereto. No provision, stipulation or forfeiture shall be held to be waived by any requirement or proceeding on the part of this Company relating to appraisal or to any examination provided for herein. .

Cancellation of policy.

This policy shall be cancelled at any time at the request of the insured, in which case this Company shall, upon demand and surrender of this policy, refund the excess of paid premium above the customary short rates for the expired time. This policy may be cancelled at any time by this Company by giving to the insured a five days’ written notice of cancellation with or without tender of the excess of paid premium above the pro rata premium for the expired time, which excess, if not tendered, shall be refunded on demand. Notice of cancellation shall state that said excess premium (if not tendered) will be refunded on demand.

Mortgagee interests and obligations.

If loss hereunder is made payable, in whole or in part, to a designated mortgagee not named herein as the insured, such interest in this policy may be cancelled by giving to such mortgagee a ten days’ written notice of cancellation.

If the insured fails to render proof of loss such mortgagee, upon notice, shall render proof of loss in the form herein specified within sixty (60) days thereafter and shall be subject to the provisions hereof relating to appraisal and time of payment and of bringing suit. If this Company shall claim that no liability existed as to the mortgagor or owner, it shall, to the extent of payment of loss to the mortgagee, be subrogated to all the mortgagee’s rights of recovery, but without impairing mortgagee’s right to sue; or it may pay off the mortgage debt and require an assignment thereof and of the mortgage. Other provisions relating [ILLEGIBLE] and obligations of such mortgagee may be added [ILLEGIBLE] in writing.

Pro rata liability.

This Company shall not be liable for a greater proportion of any loss than the amount hereby insured shall bear to the whole insurance covering the property against the peril involved, whether collectible or not.

Requirements in case loss occurs.

The insured shall give immediate written notice to this Company of any loss, protect the property from further damage, forthwith separate the damaged and undamaged personal property, put it in the best possible order, furnish a complete inventory of the destroyed, damaged and undamaged property, showing in detail quantities, costs, actual cash value and amount of loss claimed; and within sixty days after the loss, unless such time is extended in writing by this Company, the insured shall render to this Company a proof of loss, signed and sworn to by the insured, stating the knowledge and belief of the insured as to the following: the time and origin of the loss, the interest of the insured and of all others in the property, the actual cash value of each item thereof and the amount of loss thereto, all encumbrances thereon, all other contracts of insurance, whether valid or not, covering any of said property, any changes in the title, use, occupation, location, possession or exposures of said property since the issuing of this policy, by whom and for what purpose any. building herein described and the several parts thereof were occupied at the time of loss and whether or not it then stood on leased ground, and shall furnish a copy of all the descriptions and schedules in all policies and, if required, verified plans and specifications of any building, fixtures or machinery destroyed or damaged. The insured, as often as may be reasonably required, shall exhibit to any person designated by this Company all that remains of any property herein described, and submit to examinations under oath by any person named by this Company, and subscribe the same; and, as often as may be reasonably required, shall produce for examination all books of account, bills, invoices and other vouchers, or certified copies thereof if originals be lost, at such reasonable time and place as may be designated by this Company or its representative, and shall permit extracts and copies thereof to be made.

Appraisal.

In case the insured and this Company shall fail to agree as to the actual cash value or the amount of loss, then, on the written demand of either, each shall select a competent and disinterested appraiser and notify the other of the appraiser selected within twenty days of such demand. The appraisers shall first select a competent and disinterested umpire; and failing for fifteen days to agree upon such umpire, then, on request of the insured or this Company, such umpire shall be selected by a judge of a court of record in the state in which the property covered is located. The appraisers shall then appraise the loss, stating separately actual cash value and loss to each item; and, failing to agree, shall submit their differences, only, to the umpire. An award in writing, so itemized, of any two when filed with this Company shall determine the amount of actual cash value and loss. Each appraiser shall be paid by the party selecting him and the expenses of appraisal and umpire shall be paid by the parties equally.

Company’s options.

It shall be optional with this Company to take all, or any part, of the property at the agreed or appraised value, and also to repair, rebuild or replace the property destroyed or damaged with other of like kind and quality within a reasonable time, on giving notice of its intention so to do within thirty days after the receipt of the proof of loss herein required.

Abandonment.

There can be no abandonment to this Company of any property.

When loss payable.

The amount of loss for which this Company may be liable shall be payable sixty days after proof of loss, as herein provided, is received by this Company and ascertainment of the loss is made either by agreement between the insured and this Company expressed in writing or by the filing with this Company of an award as herein provided.

Suit.

No suit or action on this policy for the recovery of any claim shall be sustainable in any court of law or equity unless all the requirements of this policy shall have been complied with, and unless commenced within twelve months next after inception of the loss.

Subrogation.

This Company may require from the insured an assignment of all right of recovery against any party for loss to the extent that payment therefor is made by this Company.

          IN WITNESS WHEREOF, this Company has executed and attested these presents; but this policy shall not be valid unless countersigned by the duly authorized Agent of this Company at the agency hereinbefore mentioned.

Secretary	President

Endorsement No. CBP 600-1

Policy No. CBP 95806

PART VI — COMPREHENSIVE GENERAL LIABILITY

Item	DECLARATIONS
1.

The insurance afforded under this endorsement is only with respect to such and so many of the following coverages as are indicated by a limit of liability. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto.

COVERAGES		LIMITS OF LIABILITY

A	Bodily Injury Liability	$100,000.00 $300,000.00 $300,000.00	each person each accident aggregate products
B	Property Damage Liability	$100,000.00 $100,000.00 $100,000.00 $100,000.00 $100,000.00	each accident aggregate operations aggregate protective aggregate products aggregate contractual

2.	Unless otherwise stated herein, during the past three years no insurer has canceled insurance, issued to the named insured, similar to that afforded hereunder. Exceptions, if any:

Form numbers of endorsements or other forms attached hereto: CBP 601

CBP 602, CBP 617, CBP 634, CBP 644, CBP 678A, CBP 686, SPECIAL ENDORSEMENT A, SPECIAL ENDORSEMENT B

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GENERAL LIABILITY

          None of the provisions, stipulations and other terms of the policy to which this endorsement is attached shall apply to insurance hereunder except as expressly provided in this endorsement.

The Company agrees with the insured, named on page 1, in consideration of the payment of the premium and in reliance upon the statements in the declarations of this endorsement and subject to the limits of liability, exclusions, conditions and other terms of this endorsement:

INSURING AGREEMENTS

I. COVERAGE A—BODILY INJURY LIABILITY: To pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of bodily injury, sickness or disease, including death at any time resulting therefrom, sustained by any person and caused by accident.

COVERAGE B—PROPERTY DAMAGE LIABILITY: To pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of injury to or destruction of property, including the loss of use thereof, caused by accident.

II. DEFENSE, SETTLEMENT, SUPPLEMENTARY PAYMENTS: With respect to such insurance as is afforded by this endorsement, the company shall:

(a)

defend any suit against the insured alleging such injury, sickness, disease or destruction and seeking damages on account thereof, even if such suit is groundless, false or fraudulent; but the company may make such investigation, negotiation and settlement of any claim or suit as it deems expedient;

(b)	(1)

pay all premiums on bonds to release attachments for an amount not in excess of the applicable limit of liability of this endorsement, all premiums on appeal bonds required in any such defended suit, but without any obligation to apply for or furnish any such bonds;

	(2)

pay all expenses incurred by the company, all costs taxed against the insured in any such suit and all interest accruing after entry of judgment until the company has paid or tendered or deposited in court such part of such judgment as does not exceed the limit of the company’s liability thereon;

	(3)	pay expenses incurred by the insured for such immediate medical and surgical relief to others as shall be imperative at the time of the accident;

	(4)	reimburse the insured for all reasonable expenses, other than loss of earnings, incurred at the company’s request;

and the amounts so incurred, except settlements of claims and suits, are payable by the company in addition to the applicable limit of liability of this endorsement.

III. DEFINITION OF INSURED: The unqualified word “insured” includes the named insured and also includes any executive officer, director or stockholder thereof while acting within the scope of his duties as such, and any organization or proprietor with respect to real estate management for the named insured. If the named insured is a partnership, the unqualified word “insured” also includes any partner therein but only with respect to his liability as such. The “named insured” is the insured named on page 1 of this policy.

IV. POLICY PERIOD, TERRITORY: This endorsement applies only to accidents which occur during the policy period within the United States of America, its territories or possessions, or Canada. “Policy Period” means the period from noon on the inception date to noon on the expiration date, both as shown on page 1 of the policy of which this endorsement forms a part, standard time as to both dates at the insured’s mailing address shown on said page.

EXCLUSIONS

This endorsement does not apply:

(a)

to liability assumed by the insured under any contract or agreement except (1) a contract as defined herein or (2) as respects the insurance which is afforded for the Products Hazard as defined, a warranty of goods or products;

(b)	to any obligation for which the insured may be held liable in an action on a contract or an agreement by a person not a party thereto;

CBP 600 (Pac) Incomplete without Page GL-1 and CBP 600-1 Dec

GL-2

(c)

except with respect to operations performed by independent contractors and except with respect to liability asumed by the insured under a contract as defined herein, to the ownership, maintenance, operation, use, loading or unloading of (1) watercraft if the accident occurs away from premises owned by, rented to or controlled by the named insured, except insofar as this part of this exclusion is stated in this endorsement to be inapplicable, (2) automobiles if the accident occurs away from such premises or the ways immediately adjoining, or (3) aircraft;

(d)

to injury, sickness, disease, death or destruction due to war, whether or not declared, civil war, insurrection, rebellion or revolution, or to any act or condition incident to any of the foregoing, with respect to (1) liability assumed by the insured under any contract or agreement or (2) expenses under Insuring Agreement II (b) (3);

(e)

to liability imposed upon the insured or any indemnitee, as a person or organization engaged in the business of manufacturing, selling or distributing alcoholic beverages, or as an owner or lessor of premises used for such purposes, by reason of any statute or ordinance pertaining to the sale, gift, distribution or use of any alcoholic beverage;

(f)

under coverage A, to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(g)

under coverage A, except with respect to liability assumed by the insured under a contract as defined herein, to bodily injury to or sickness, disease or death of any employee of the insured arising out of and in the course of his employment by the insured;

(h)

under coverage B, to injury to or destruction of (1) property owned or occupied by or rented to the insured, or (2) except with respect to liability under sidetrack agreements covered by this endorsement, property used by the insured, or (3) except with respect to liability under such sidetrack agreements or the use of elevators or escalators at premises owned by, rented to or controlled by the named insured, property in the care, custody or control of the insured or property as to which the insured for any purpose is exercising physical control, or (4) any goods, products or containers thereof manufactured, sold, handled or distributed or premises alienated by the named insured, or work completed by or for the named insured, out of which the accident arises;

(i)

under coverage B to injury to or destruction of buildings or property therein, wherever occurring, arising out of any of the following causes, if such cause occurs on or from premises owned by or rented to the named insured: (1) the discharge, leakage or overflow of water or steam from plumbing, heating, refrigerating or air-conditioning systems, standpipes for fire hose, or industrial or domestic appliances, or any substance from automatic sprinkler systems, (2) the collapse or fall of tanks or the component parts or supports thereof which form a part of automatic sprinkler systems, or (3) rain or snow admitted directly to the building interior through defective roofs, leaders or spouting, or open or defective doors, windows, skylights, transoms or ventilators; but this exclusion does not apply to loss due to fire, to the use of elevators or escalators, or to operations performed by independent contractors.

NUCLEAR ENERGY LIABILITY EXCLUSION

Subject to the provisions of paragraph E of this exclusion, the policy and any endorsement used therewith, regardless of whether such endorsement makes the policy exclusions inapplicable, does not apply:

A.	Under any liability coverage, to injury, sickness, disease, death or destruction

(a)

with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by the Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(b)

resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

B.

Under any medical payments coverage, or under any supplementary payments provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury, sickness, disease or death resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

GL-3

C.	Under any liability coverage, to injury, sickness, disease, death or destruction resulting from the hazardous properties of nuclear material, if

(a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

(b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(c)

the injury, sickness, disease, death or destruction arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

D.	As used in this Nuclear Energy Liability Exclusion

“hazardous properties” include radioactive, toxic or explosive properties;

“nuclear material” means source material, special nuclear material or byproduct material;

“source material”, “special nuclear material”, and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

“spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

“waste” means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;

“nuclear facility” means

(a) any nuclear reactor,

(b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)

any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

“nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

With respect to injury to or destruction of property, the word “injury” or “destruction” includes all forms of radioactive contamination of property.

E.	The provisions of this Nuclear Energy Liability Exclusion do not apply to family automobile, comprehensive personal liability and farmer’s comprehensive personal liability insurance.

CONDITIONS

(Unless otherwise noted, the conditions apply to all coverages under this endorsement)

1.     PREMIUM: An estimated premium for this endorsement has been used as a factor in the computation of the Provisional premium for this policy. The actual premium for the insurance afforded by this

GL-4

endorsement, determined in accordance with the Company’s rules, rates, rating plans, premiums and minimum premiums applicable to this insurance, shall be included as a factor in the computation of the earned premium for this policy.

When used as a premium basis:

(1)

the word “admissions” means the total number of persons, other than employees of the named insured, admitted to the event insured or to events conducted on the premises whether on paid admission tickets, complimentary tickets or passes;

(2)

the word “cost” means the total cost to (a) the named insured with respect to operations performed for the named insured during the policy period by independent contractors, or (b) any indemnitee with respect to any contract covered by this policy, of all work let or sub-let in connection with each specific project, including the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the owner, contractor or subcontractor, including all fees, allowances, bonuses or commissions made, paid or due;

(3)

the word “receipts” means the gross amount of money charged by the named insured for such operations by the named insured or by others during the policy period as are rated on a receipts basis other than receipts from telecasting, broadcasting or motion pictures, and includes taxes, other than taxes which the named insured collects as a separate item and remits directly to a governmental division;

(4)

the word “remuneration” means the entire remuneration earned during the policy period by proprietors and by all employees of the named insured, other than drivers of teams or automobiles and aircraft pilots and co-pilots, subject to any overtime earnings or limitation of remuneration rule applicable in accordance with the manuals in use by the company;

(5)

the word “sales” means the gross amount of money charged by the named insured or by others trading under his name for all goods and products sold or distributed during the policy period and charged during the policy period for installation, servicing or repair, and includes taxes, other than taxes which the named insured and such others collect as a separate item and remit directly to a governmental division.

          The named insured shall maintain for each hazard records of the information necessary for premium computation.

2.     DEFINITIONS:

(a) Contract. The word “contract” means, if in writing, a lease of premises, easement agreement, agreement required by municipal ordinance, sidetrack agreement, or elevator or escalator maintenance agreement.

(b) Automobile. The word “automobile” means a land motor vehicle, trailer or semitrailer, provided:

(1)

The following described equipment shall be deemed an automobile while towed by or carried on an automobile not so described, but not otherwise: if of the crawler-type, any tractor, power crane or shovel, ditch or trench digger; any farm-type tractor; any concrete mixer other than of the mix-in-transit type; any grader, scraper, roller or farm implement; and, if not subject to motor vehicle registration, any other equipment not specified in (2) below, which is designed for use principally off public roads.

(2)

The following described equipment shall be deemed an automobile while towed by or carried on an automobile as above defined solely for purposes of transportation or while being operated solely for locomotion, but not otherwise; if of the non-crawler type, any power crane or shovel, ditch or trench digger; and any air-compressing, building or vacuum cleaning, spraying or welding equipment or well drilling machinery.

(c) Products Hazard. The term “products hazard” means

(1)

goods or products manufactured, sold, handled or distributed by the named insured or by others trading under his name, if the accident occurs after possession of such goods or products has been relinquished to others by the named insured or by others trading under his name and if

GL-5

such accident occurs away from premises owned, rented or controlled by the named insured or on premises for which the classification stated in the company’s manual excludes any part of the foregoing; provided, such goods or products shall be deemed to include any container thereof, other than a vehicle, but shall not include any vending machine or any property, other than such container, rented to or located for use of others but not sold;

(2)

operations, including any act or omission in connection with operations performed by or on behalf of the named insured on the premises or elsewhere and whether or not goods or products are involved in such operations, if the accident occurs after such operations have been completed or abandoned and occurs away from premises owned, rented or controlled by the named insured; provided, operations shall not be deemed incomplete because improperly or defectively performed or because further operations may be required pursuant to an agreement; provided further, the following shall not be deemed to be “operations” within the meaning of this paragraph: (a) pickup or delivery, except from or onto a railroad car, (b) the maintenance of vehicles owned or used by or in behalf of the insured, (c) the existence of tools, uninstalled equipment and abandoned or unused materials and (d) operations for which the classification stated in the company’s manual specifically includes completed operations.

(d)	Assault and Battery. Assault and battery shall be deemed an accident unless committed by or at the direction of the insured.

3. LIMITS OF LIABILITY: Coverage A. The limit of bodily injury liability stated in the declarations as applicable to “each person” is the limit of the company’s liability for all damages, including damages for care and loss of services, arising out of bodily injury, sickness or disease, including death at any time resulting therefrom, sustained by one person as the result of any one accident; the limit of such liability stated in the declarations as applicable to “each accident” is, subject to the above provision respecting each person, the total limit of the company’s liability for all damages, including damages for care and loss of services, arising out of bodily injury, sickness or disease, including death at any time resulting therefrom, sustained by two or more persons as the result of any one accident.

4. LIMITS OF LIABILITY—PRODUCTS: Subject to the limit of liability with respect to “each accident”, the limits of bodily injury liability and property damage liability stated in the declarations as “aggregate products” are respectively the total limits of the company’s liability for all damages arising out of the products hazard. Such aggregate limits shall apply separately to each of the three consecutive annual periods comprising the policy period. All such damages arising out of one lot of goods or products prepared or acquired by the named insured or by another trading under his name shall be considered as arising out of one accident.

5. LIMITS OF LIABILITY: Coverage B. The limit of property damage liability stated in the declarations as applicable to “each accident” is the total limit of the company’s liability for all damages arising out of injury to or destruction of all property of one or more persons or organizations, including the loss of use thereof, as the result of any one accident.

     Subject to the limit of liability with respect to “each accident”, the limit of property damage liability stated in the declarations as “aggregate operations” is the total limit of the company’s liability for all damages arising out of injury to or destruction of property, including the loss of use thereof, caused by the ownership, maintenance or use of premises or operations rated on a remuneration premium basis or by contractors’ equipment rated on a receipts premium basis.

     Subject to the limit of liability with respect to “each accident”, the limit of property damage liability stated in the declarations as “aggregate protective” is the total limit of the company’s liability for all damages arising out of injury to or destruction of property, including the loss of use thereof, caused by operations performed for the named insured by independent contractors or general supervision thereof by the named insured, except (a) maintenance and repairs at premises owned by or rented to the named insured and (b) structural alterations at such premises which do not involve changing the size of or moving buildings or other structures.

     Subject to the limit of liability with respect to “each accident”, the limit of property damage liability stated in the declarations as “aggregate contractual” is the total limit of the company’s liability for all damages arising out of injury to or destruction of property, including the loss of use thereof, with respect to liability assumed by the insured under contracts covered by this policy in connection with operations for which there is an “aggregate operations” limit of property damage liability stated in the declarations.

GL-6

     The limits of property damage liability stated in the declarations as “aggregate operations”, “aggregate protective” and “aggregate contractual” apply separately to each project with respect to operations being performed away from premises owned by or rented to the named insured. Such aggregate limits shall apply separately to each of the three consecutive annual periods comprising the policy period.

6. SEVERABILITY OF INTERESTS: The term “the insured” is used in this endorsement severally and not collectively, but the inclusion herein of more than one insured shall not operate to increase the limits of the company’s liability.

7. NOTICE OF ACCIDENT: When an accident occurs written notice shall be given by or on behalf of the insured to the company or any of its authorized agents as soon as practicable. Such notice shall contain particulars sufficient to identify the insured and also reasonably obtainable information respecting the time, place and circumstances of the accident, the names and addresses of the injured and of available witnesses.

8. NOTICE OF CLAIM OR SUIT: If claim is made or suit is brought against the insured, the insured shall immediately forward to the company every demand, notice, summons or other process received by him or his representative.

9. ASSISTANCE AND COOPERATION OF THE INSURED: The insured shall cooperate with the company and, upon the company’s request, shall attend hearings and trials and shall assist in effecting settlements, securing and giving evidence, obtaining the attendance of witnesses and in the conduct of suits. The insured shall not, except at his own cost, voluntarily make any payment, assume any obligation or incur any expense other than for such immediate medical and surgical relief to others as shall be imperative at the time of accident.

10. ACTION AGAINST COMPANY: No action shall lie against the company unless, as a condition precedent thereto, the insured shall have fully complied with all the terms of this endorsement, nor until the amount of the insured’s obligation to pay shall have been finally determined either by judgment against the insured after actual trial or by written agreement of the insured, the claimant and the company.

     Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this endorsement to the extent of the insurance afforded by this endorsement. Nothing contained in this endorsement shall give any person or organization any right to join the company as a codefendant in any action against the insured to determine the insured’s liability.

     Bankruptcy or insolvency of the insured or of the insured’s estate shall not relieve the company of any of its obligations hereunder.

11. OTHER INSURANCE: If the insured has other insurance against a loss covered by this endorsement the company shall not be liable under this endorsement for a greater proportion of such loss than the applicable limit of liability stated in the declarations bears to the total applicable limit of liability of all valid and collectible insurance against such loss.

12. SUBROGATION: In the event of any payment under this endorsement, the company shall be subrogated to all the insured’s rights of recovery therefor against any person or organization and the insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The insured shall do nothing after loss to prejudice such rights.

13. ASSIGNMENT: Assignment of interest under this endorsement shall not bind the company until its consent is endorsed hereon; if, however, the named insured shall die, this endorsement shall cover the named insured’s legal representative as named insured.

14. CANCELLATION: This endorsement may be canceled in accordance with lines 56 to 67 on page 2 of the policy of which it forms a part.

15. DECLARATIONS: By acceptance of this endorsement the named insured agrees that the statements in the declarations of this endorsement are his agreements and representations, that this endorsement is issued in reliance upon the truth of such representations and that this endorsement embodies all agreements existing between himself and the company or any of its agents relating to this insurance.

16. All the General Provisions of the policy apply to this endorsement except those specifically stated to apply only to other parts.

GL-7

Endorsement No. CBP 601

“CAUSED BY ACCIDENT” ELIMINATED
(Bodily injury only)

With respect to such insurance as is afforded under Coverage A of Part VI (Comprehensive General Liability), it is agreed as follows:

1.

The words “caused by accident” are deleted from coverage A of Insuring Agreement I, and wherever the word “accident” appears elsewhere in Part VI, when applicable to coverage A, it shall be understood to mean an occurrence causing bodily injury, sickness, disease or death.

2.	This endorsement does not apply to bodily injury, sickness, disease or death caused intentionally by or at the direction of the insured.

GL-8

Endorsement No. CBP 602

“CAUSED BY ACCIDENT” ELIMINATED

PROPERTY DAMAGE LIABILITY

It is agreed as follows:

1.	Coverage B—Property Damage Liability, under Insuring Agreement I of Part VI is deleted and the following provision substituted therefor:

COVERAGE B—PROPERTY DAMAGE LIABILITY

To pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of physical injury to or physical destruction of tangible property (including any loss of use resulting directly therefrom), caused by an occurrence.

2.

Wherever the word “accident” appears in Part VI of the policy in connection with the insurance provided for Property Damage Liability, it shall be understood to mean an “occurrence” for which insurance is afforded hereunder.

3.

The word “occurrence” includes accident and also means any unforeseen event, or continuous or repeated exposure to harmful conditions which cause physical injury to or physical destruction of tangible property.

4.

If the insured’s alleged liability arises out of a continuous or repeated exposure to harmful conditions, the insurance afforded hereunder shall be applicable only if the first day of the first exposure to such conditions occurs during the policy period. All consequences of a continuous harmful condition shall be considered the result of a single occurrence.

5.	Part VI of the policy does not apply to liability arising from intentional harms committed by or at the direction of the insured.

Endorsement No. CBP 617
Policy No. CBP 95806

CONTRACTUAL LIABILITY ENDORSEMENT

This endorsement forms part of Part VI of the above-numbered policy.

SCHEDULE

The insurance afforded under this endorsement is only with respect to such and so many of the following coverages as are indicated by specific limits of liability.

Coverages	Limits of Liability
Y Contractual Bodily Injury Liability	$100,000.00	each person
	$300,000.00	each accident
Z Contractual Property Damage Liability	$100,000.00	each accident
	$100,000.00	aggregate

Designation of Contracts	Premium Bases

(a) Number Insured
(b) Cost

ANY WRITTEN CONTRACT	BASES TO BE DETERMINED

The company agrees with the named insured, in consideration of the payment of the premiums and in reliance upon the statements in the declarations and in the schedule above and subject to the limits of liability, exclusions, conditions and other terms of this endorsement:

INSURING AGREEMENTS

I.	Coverage Y — Contractual Bodily Injury Liability

          To pay on behalf of the insured all sums which the insured, by reason of the liability assumed by him under any written contract designated in the schedule above, shall become legally obligated to pay as damages because of bodily injury, sickness or disease, including death at any time resulting therefrom, sustained by any person and caused by accident.

Coverage Z — Contractual Property Damage Liability

          To pay on behalf of the insured all sums which the insured, by reason of the liability assumed by him under any written contract designated in the schedule above, shall become legally obligated to pay as damages because of injury to or destruction of property, including the loss of use thereof, caused by accident.

II.

Defense, Settlement, Supplementary Payments. The provisions of Insuring Agreement II of Part VI of the policy, other than paragraph (b)(3) thereof, are applicable to the insurance afforded under this endorsement. With respect to such injury, sickness, disease or destruction as is covered by the terms of this endorsement, the company also shall defend an arbitration proceeding wherein an indemnitee under a written contract designated in the schedule above seeks damages against the insured on account thereof, and wherein the company is entitled to exercise the insured’s rights in the choice of arbitrators and in the conduct of such arbitration proceedings.

III.	Definition of Insured. The provisions of Insuring Agreement III of Part VI of the policy are applicable to the insurance afforded under this endorsement.

IV.

Endorsement Period, Territory. This endorsement applies only to accidents which occur on and after the effective date hereof, during the policy period and within the United States of America, its territories or possessions, or Canada.

EXCLUSIONS

This endorsement does not apply:

(a)	to liability for any warranty of goods or products;

(b)

to damages awarded in arbitration other than an arbitration proceeding as described in Insuring Agreement II of this endorsement but this exclusion shall not apply as respects a lease of premises, easement agreement, agreement required by municipal ordinance, sidetrack agreement or elevator or escalator maintenance agreement;

(c)	to any obligation for which the insured may be held liable in an action on a contract by a person not a party thereto;

(d)

if the insured or indemnitee is an architect, engineer or surveyor, to injury, sickness, disease, death or destruction arising out of defects in maps, plans, designs or specifications, prepared, acquired or used by the insured or indemnitee;

(e)	to injury, sickness, disease, death or destruction due to war, whether or not declared, civil war, insurrection, rebellion or revolution, or to any act or condition incident to any of the foregoing;

(f)

to liability imposed upon any indemnitee, as a person or organization engaged in the business of manufacturing, selling or distributing alcoholic beverages, or as an owner or lessor of premises used for such purposes, by reason of any statute or ordinance pertaining to the sale, gift, distribution or use of any alcoholic beverage;

(g)

under coverage Y, to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(h)

under coverage Z, to injury to or destruction of (1) property owned or occupied by or rented to the insured, or (2) except with respect to liability under sidetrack agreements covered by this endorsement, property used by or in the care, custody or control of the insured or property as to which the insured for any purpose is exercising physical control;

(i)

under coverage Z, to injury to or destruction of any goods, products or containers thereof manufactured, sold, handled or distributed or premises alienated by the named insured, or work completed by or for the named insured, out of which the accident arises;

(j)

under coverage Z, to any of the following insofar as any of them occur on or from premises owned by or rented to the named insured and injure or destroy buildings or property therein and are not due to fire: (1) the discharge, leakage or overflow of water or steam from plumbing, heating, refrigerating or air-conditioning systems, standpipes for fire hose, or industrial or domestic appliances, or any substance from automatic sprinkler systems, (2) the collapse or fall of tanks or the component parts or supports thereof which form a part of automatic sprinkler systems, or (3) rain or snow admitted directly to the building interior through defective roofs, leaders or spouting, or open or defective doors, windows, skylights, transoms or ventilators.

CONDITIONS

1.

Policy Conditions. All of the Conditions of Part VI of the policy which would apply to the bodily injury liability or property damage liability coverages thereof shall apply to the insurance under this endorsement except those respecting “Definitions”, “Limits of Liability” and “Assistance and Cooperation of the Insured”.

2.	Limits of Liability

(a)

Coverage Y. The limit of contractual bodily injury liability stated in the schedule above as applicable to “each person” is the limit of the company’s liability for all damages, including damages for care and loss of services, arising out of bodily injury, sickness or disease, including death at any time resulting therefrom, sustained by one person as the result of any one accident; the limit of such liability stated in the schedule above as applicable to “each accident” is, subject to the above provision respecting each person, the total limit of the company’s liability for all damages, including damages for care and loss of services, arising out of bodily injury, sickness or disease, including death at any time resulting therefrom, sustained by two or more persons as the result of any one accident.

(b)

Coverage Z. The limit of contractual property damage liability stated in the schedule above, as applicable to “each accident” is the total limit of the company’s liability for all damages arising out of injury to or destruction of all property of one or more persons or organizations, including the loss of use thereof, as the result of any one accident; the limit of such liability stated in the schedule above as “aggregate” is, subject to the above provision respecting “each accident”, the total limit of the company’s liability for all damages. Said aggregate limit applies separately to each project with respect to operations being performed away from premises owned by or rented to the named insured.

	(c)	The inclusion herein of more than one insured shall not operate to increase the limits of the company’s liability.

3.

Assistance and Cooperation of the Insured. The insured shall cooperate with the company and, upon the company’s request, shall attend hearings and trials and shall assist in effecting settlements, securing and giving evidence, obtaining the attendance of witnesses and in the conduct of suits and arbitration proceedings covered hereunder. The insured shall not, except at his own cost, voluntarily make any payment, assume any obligation or incur any expense.

4.

Premium. The premium bases for the contracts described in the schedule above are stated therein. When used as a premium basis the word “cost” means the total cost to any indemnitee of all work let or sub-let in connection with each specific project, including the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the owner, contractor or subcontractor, including all fees, allowances, bonuses or commissions made, paid or due.

Endorsement No. CBP 634

BROAD FORM PROPERTY DAMAGE COVERAGE — PART VI

It is agreed that exclusion (h) of Part VI of the policy is replaced by the following:

(h) Under Coverage B:

1.	to injury to or destruction of property owned or occupied by or rented to the insured, property held by the insured for sale or property entrusted to the insured for storage or safekeeping, or

2.

except with respect to liability under sidetrack agreements covered by Part VI of this policy or the use of elevators or escalators at premises owned, rented or controlled by the insured, to injury to or destruction of

	(i)	property while on premises owned by or rented to the insured for the purpose of having operations performed on such property by or on behalf of the insured,

	(ii)	tools or equipment while being used by the insured in performing his operations,

	(iii)	property in the custody of the insured which is to be installed, erected or used in construction by the insured,

	(iv)	that particular part of any property, not on premises owned by or rented to the insured,

(a) upon which operations are being performed by or on behalf of the insured at the time of the injury thereto or destruction thereof, arising out of such operations, or

(b) out of which any injury or destruction arises, or

(c) the restoration, repair or replacement of which has been made or is necessary by reason of faulty workmanship thereon by or on behalf of the insured.

	(v)	property which is being transported by the insured by motor vehicle or team, including the loading or unloading thereof.

3.

to injury or destruction of any goods, products or containers thereof manufactured, sold, handled or distributed or premises alienated by the named insured, or work completed by or for the named insured, out of which the accident arises.

Endorsement No. CBP 644

EMPLOYERS’ NON-OWNERSHIP LIABILITY — AIRCRAFT

It is agreed that notwithstanding anything to the contrary set forth in exclusion (c) of Part VI of this policy the insurance afforded under Part VI of the policy applies to the liability of the insured for bodily injury, sickness, disease or death or injury to or destruction of property arising out of the operation of any aircraft by any employee of the insured, subject to the following provisions:

1.	The insurance does not apply to the operation of any aircraft owned in whole or in part by, or registered in the name of, the insured.

2.

The insurance shall be excess over any other valid and collectible insurance available to the insured, either as an insured under a policy applicable with respect to the aircraft or otherwise, against a loss for which insurance is afforded by this endorsement.

Endorsement No. CBP 678A
Policy No. CBP 95806

PERSONAL INJURY LIABILITY COVERAGE—PART VI

          This endorsement forms part of Part VI of the above-numbered policy.

SCHEDULE

          The insurance afforded under this endorsement is only with respect to such of the following hazards as are indicated by the word “INCLUDED”.

	Hazards	Indicate if Included	Limits of Liability
A	False arrest, detention or imprisonment, or malicious prosecution	INCLUDED	$100,000.00	each person aggregate
B	Libel, slander or defamation of character	INCLUDED
C	Invasion of privacy, wrongful eviction or wrongful entry	INCLUDED	$300,000.00	endorsement aggregate
		Insured’s participation NIL		%

          The company agrees with the named insured, in consideration of the payment of the premium and in reliance upon the statements in the declarations and subject to all of the terms of this endorsement:

INSURING AGREEMENTS

I.	PERSONAL INJURY LIABILITY COVERAGE

To pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of injury sustained by any person or organization and arising out of the following hazards in the conduct of the named insured’s business, and the company shall defend any suit against the insured alleging such injury and seeking damages which are payable under the terms of this endorsement, even if any of the allegations of the suit are groundless, false or fraudulent; but the company may make such investigation and settlement of any claim or suit as it deems expedient:

Hazard A False arrest, detention or imprisonment, or malicious prosecution

Hazard B Libel, slander or defamation of character

Hazard C Invasion of privacy, wrongful eviction or wrongful entry

II.	SUPPLEMENTARY PAYMENTS

To pay, in addition to the applicable limits of liability.

(1)

all expenses incurred by the company, all costs taxed against the insured in any defended suit and all interest on the entire amount of any judgment therein which accrues after entry of the judgment and before the company has paid or tendered or deposited in court that part of the judgment which does not exceed the limit of the company’s liability thereon;

(2)

premiums on appeal bonds required in any such suit, premiums on bonds to release attachments for an amount not in excess of the applicable limit of liability of this endorsement, but without any obligation to apply for or furnish any such bonds;

(3) all reasonable expenses, other than loss of earnings, incurred by the insured at the company’s request.

III.	DEFINITION OF INSURED

The unqualified word “insured” includes the named insured and also includes any executive officer, director or stockholder thereof while acting within the scope of his duties as such. If the named

LIAB. 6181

insured is a partnership, the unqualified word “insured” also includes any partner therein but only with respect to his liability as such.

The insurance afforded under this endorsement applies separately to each insured against whom claim is made or suit is brought, but the inclusion herein of more than one insured shall not operate to increase the limits of the company’s liability.

IV.	ENDORSEMENT PERIOD, TERRITORY

This endorsement applies only to injury occurring on and after the effective date hereof, during the policy period and within the United States of America, its territories or possessions, or Canada.

EXCLUSIONS

This endorsement does not apply:

(a) to liability assumed by the insured under any contract or agreement;

(b) to injury arising out of the wilful violation of a penal statute or ordinance committed by or with the knowledge or consent of any insured;

(c) to injury arising out of any advertising, broadcasting or telecasting activities by or for the insured;

(d) to injury sustained by any person who is an employee of any insured at the time of the offense causing the injury.

CONDITIONS

1.	Policy Conditions

Any conditions in Part VI of the policy captioned “Premium”, “Notice of Claim or Suit”, “Assistance and Cooperation of the Insured”, “Action Against Company”, “Other Insurance”, “Subrogation”, “Assignment”, “Cancelation” and “Declarations” apply to the insurance afforded by this endorsement.

2.	Notice of Injury or Occurrence

In the event of injury to which this endorsement applies or of an occurrence which may give rise to a claim therefor, written notice shall be given by or on behalf of the insured to the company or any of its authorized agents as soon as practicable. Such notice shall contain particulars sufficient to identify the insured and also reasonably obtainable information respecting the time, place and circumstances of the occurrence, the names and addresses of the injured and of available witnesses.

3.	Insured’s Participation

If a participation percentage is stated in the Schedule for the insured, the company shall not be liable for a greater proportion of any loss than the difference between such percentage and one hundred per cent, and the balance of the loss shall be borne by the insured; provided, the company may pay the insured’s said proportion of a loss to effect settlement of the loss and, upon notification of the action taken, the named insured shall promptly reimburse the company therefor.

4.	Limits of Liability

The limit of liability stated in the Schedule as applicable to “each person aggregate” is the limit of the company’s liability under this endorsement for all damages arising out of one or more injuries sustained by the same person or organization during the endorsement period; the limit of liability stated in the Schedule as “endorsement aggregate” is, subject to the above provision respecting “each person aggregate” the total limit of the company’s liability under this endorsement for all damages.

Endorsement No. CBP 686
Policy No. CBP 95806

AGGREGATE LIMITS ENDORSEMENT

          The aggregate limits of liability stated in Endorsement No. CBP 617 AND CBP 678A apply separately to each of the three consecutive annual periods comprising the policy period.

For use with End. No. CBP 610, 611A, 626, 642, 678A and [ILLEGIBLE] similar separate endorsements containing aggregate limits of liability.

SPECIAL ENDORSEMENT A
POLICY NO. CBP 95806

ADDITIONAL INSURED - PART VI

IT IS AGREED THAT SUCH INSURANCE AS IS AFFORDED BY PART VI OF THE POLICY APPLIES TO THE ORGANIZATIONS NAMED BELOW:

1.	THE BUNKER HILL COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE STAR MINE

2.	AMERICAN SMELTING AND REFINING COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE MORNING MINE

3.	NEW PARK MINING COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE MAYFLOWER MINE

4.	RUBY HILL MINING COMPANY

5.	NEWMONT MINING COMPANY

6.	SILVER EUREKA CORPORATION

7.	CYPRESS EXPLORATION CORPORATION

8.	RICHMOND-EUREKA MINING COMPANY

THE INTEREST OF ADDITIONAL INSUREDS 4, 5, 6, 7 AND 8 APPLY ONLY AS RESPECT THE OWNERSHIP AND OPERATION OF THE RUBY HILL MINE, AND/OR RUBY HILL PROJECT

CBP 17

SPECIAL ENDORSEMENT B
POLICY NO. CBP 95806

ADDITIONAL INSURING AGREEMENT - PART VI

IT IS HEREBY AGREED THAT “INSURING AGREEMENT I” OF THE PERSONAL INJURY LIABILITY COVERAGE ENDORSEMENT IS AMENDED BY THE INCLUSION THEREIN OF THE FOLLOWING:

DAZARD D

DISCRIMINATION (OTHER THAN UNFAIR TRADE PRACTICES), WHERE INSURANCE IN CONNECTION THEREWITH IS NOT PROHIBITED OR HELD VIOLATIVE OF LAW OR PUBLIC POLICY BY LEGISLATION, COURT DECISION OR ADMINISTRATIVE RULING.

CBP 17

The CONTINENTAL INSURANCE COMPANY A Stock Company Organized 1853

160 PINE STREET, SAN FRANCISCO, CALIFORNIA 94111
COMPREHENSIVE BUSINESS POLICY	No. CBP 98131

Amount: (As stated in Schedules.)		Provisional Premium
Policy Term:	Three Years	$223,002.00	if paid in advance.
Inception:	JANUARY 1, 1969	$78,051.00	each installment, if paid in installments.
Expiration:	JANUARY 1, 1972

INSURED’S NAME AND MAILING ADDRESS

1. HECLA MINING COMPANY 2. HECLA MINING COMPANY OF CANADA, LTD., 3. NEW PARK MINING COMPANY WITH RESPECT TO THE MAYFLOWER MINE, WASATCH COUNTY, UTAH ONLY

P.O. BOX 320
WALLACE, IDAHO

Insurance is afforded only under those parts of the policy designated by the word “Included” opposite such part below. The insurance afforded under any part is only in the amounts and to the extent set forth in such part, subject to all the terms of the policy having reference thereto.

Part I

Fire, Lightning, Windstorm and Hail, Explosion, Riot, Riot attending a Strike, Civil Commotion, Aircraft and Vehicles, Sonic Shock Waves, Smoke, Vandalism and Malicious Mischief, Sprinkler Leakage, Elevator Collision, Accident to an Object (Steam Boiler, Fired Pressure Vessel or Electric Steam Generator)

INCLUDED

Part I (Optional)	Unfired Vessels and Machinery	INCLUDED
Part II	Business Income	INCLUDED
Part III	Inland Marine	INCLUDED
Part IV	Automobile Physical Damage	INCLUDED
Part V	Comprehensive Automobile Liability	INCLUDED
Part VI	Comprehensive General Liability	INCLUDED
Part VII	Crime	INCLUDED

IN CONSIDERATION OF THE PROVISIONS AND STIPULATIONS HEREIN OR ADDED HERETO AND OF the premium above specified, this Company for the term of years specified above from inception date shown above At Noon (Standard Time) to expiration date shown above At Noon (Standard Time) at location of property involved, to an amount not exceeding the amount(s) above specified, does insure the insured named above and legal representatives, to the extent of the actual cash value of the property at the time of loss, but not exceeding the amount which it would cost to repair or replace the property with material of like kind and quality within a reasonable time after such loss, without allowance for any increased cost of repair or reconstruction by reason of any ordinance or law regulating construction or repair, and without compensation for loss resulting from interruption of business or manufacture, nor in any event for more than the interest of the insured, against all DIRECT LOSS BY FIRE, LIGHTNING AND BY REMOVAL FROM PREMISES ENDANGERED BY THE PERILS INSURED AGAINST IN THIS POLICY, EXCEPT AS HEREINAFTER PROVIDED, to the property described hereinafter while located or contained as described in this policy, or pro rata for five days at each proper place to which any of the property shall necessarily be removed for preservation from the perils insured against in this policy, but not elsewhere.

Assignment of this policy shall not be valid except with the written consent of this Company.

This policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated, which are hereby made a part of this policy, together with such other provisions, stipulations and agreements as may be added hereto, as provided in this policy.

Countersignature Date JANUARY 1, 1969	Agency at SPOKANE, WASHINGTON

Agent
McGOVERN - CARROLL - CAVERLY

11 CBP 1 (N.Y. Std. Form)

[ILLEGIBLE] fraud.

[ILLEGIBLE] before or [ILLEGIBLE] insured has wilfully conceale [ILLEGIBLE] any material fact or circumstance concerning this insurance or the subject thereof, or the interest of the insured therein, or in case of any fraud or false swearing by the insured relating thereto.

Uninsurable and excepted property.

This policy shall not cover accounts, bills, currency, deeds, evidences of debt, money or securities; nor, unless specifically named hereon in writing, bullion or manuscripts.

Perils not included.

This Company shall not be liable for loss by fire or other perils insured against in this policy caused, directly or indirectly, by: (a) enemy attack by armed forces, including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) civil war; (g) usurped power; (h) order of any civil authority except acts of destruction at the time of and for the purpose of preventing the spread of fire, provided that such fire did not originate from any of the perils excluded by this policy; (i) neglect of the insured to use all reasonable means to save and preserve the property at and after a loss, or when the property is endangered by fire in neighboring premises; (j) nor shall this Company be liable for loss by theft.

Other Insurance.

Other insurance may be prohibited or the amount of insurance may be limited by endorsement attached hereto.

Conditions suspending or restricting insurance. Unless otherwise provided in writing added hereto this Company shall not be liable for loss occurring

(a) while the hazard is increased by any means within the control or knowledge of the insured; or

(b) “while a described building, whether intended for occupancy by owner or tenant, is vacant or unoccupied beyond a period of sixty consecutive days; or

(c) as a result of explosion or riot, unless fire ensue, and in that event for loss by fire only:

Other perils or subjects.

Any other peril to be insured against or subject of insurance to be covered in this policy shall be by endorsement in writing hereon or added hereto.

Added provisions.

The extent of the application of insurance under this policy and of the contribution to be made by this Company in case of loss, and any other provision or agreement not inconsistent with the provisions of this policy, may be provided for in writing added hereto, but no provision may be waived except such as by the terms of this policy is subject to change.

Waiver provisions.

No permission affecting this insurance shall exist, or waiver of any provision be valid, unless granted herein or expressed in writing added hereto. No provision, stipulation or forfeiture shall be held to be waived by any requirement or proceeding on the part of this Company relating to appraisal or to any examination provided for herein.

Cancellation of policy.

This policy shall be cancelled at any time at the request of the insured, in which case this Company shall, upon demand and surrender of this policy, refund the excess of paid premium above the customary short rates for the expired time. This policy may be cancelled at any time by this Company by giving to the insured a five days’ written notice of cancellation with or without tender of the excess of paid premium above the pro rata premium for the expired time, which excess, if not tendered, shall be refunded on demand. Notice of cancellation shall state that said excess premium (if not tendered) will be refunded on demand.

Mortgagee interests and obligations.

If loss hereunder is made payable, in whole or in part, to a designated mortgagee not named herein as the insured, such interest in this policy may be cancelled by giving to such mortgagee a ten days’ written notice of cancellation.

If the insured fails to render proof of loss such mortgagee, upon notice, shall render proof of loss in the form herein specified within sixty (60) days thereafter and shall be subject to the provisions hereof relating to appraisal and time of payment and of bringing suit. If this Company shall claim that no liability existed as to the mortgagor or owner, it shall, to the extent of payment of loss to the mortgagee, be subrogated to all the mortgagee’s rights of recovery, but without impairing mortgagee’s right to sue; or it may pay off the mortgage debt and require an assignment thereof and of the mortgage. Other provisions [ILLEGIBLE].

Pro rata [ILLEGIBLE].

[ILLEGIBLE] Company shall not be liable for a greater proportion of any loss than the amount hereby insured shall bear to the whole insurance covering the property against the peril involved, whether collectible or not.

Requirements in case loss occurs.

The insured shall give immediate written notice to this Company of any loss, protect the property from further damage, forthwith separate the damaged and undamaged personal property, put it in the best possible order, furnish a complete inventory of the destroyed, damaged and undamaged property, showing in detail quantities, costs, actual cash value and amount of loss claimed; and within sixty days after the loss, unless such time is extended in writing by this Company, the insured shall render to this Company a proof of loss, signed and sworn to by the insured, stating the knowledge and belief of the insured as to the following: the time and origin of the loss, the interest of the insured and of all others in the property, the actual cash value of each item thereof and the amount of loss thereto, all encumbrances thereon, all other contracts of insurance, whether valid or not, covering any of said property, any changes in the title, use, occupation, location, possession or exposures of said property since the issuing of this policy, by whom and for what purpose any building, herein described and the several parts thereof were occupied at the time of loss and whether or not it then stood on leased ground, and shall furnish a copy of all the descriptions and schedules in all policies and, if required, verified plans and specifications of any building, fixtures or machinery destroyed or damaged. The insured, as often as may be reasonably required, shall exhibit to any person designated by this Company all that remains of any property herein described, and submit to examinations under oath by any person named by this Company, and subscribe the same; and, as often as may be reasonably required, shall produce for examination all books of account, bills, invoices and other vouchers, or certified copies thereof if originals be lost, at such reasonable time and place as may be designated by this Company or its representative, and shall permit extracts and copies thereof to be made.

Appraisal.

In case the insured and this Company shall fail to agree as to the actual cash value or the amount of loss, then, on the written demand of either, each shall select a competent and disinterested appraiser and notify the other of the appraiser selected within twenty days of such demand. The appraisers shall first select a competent and disinterested umpire; and failing for fifteen days to agree upon such umpire, then, on request of the insured or this Company, such umpire shall be selected by a judge of a court of record in the state in which the property covered is located. The appraisers shall then appraise the loss, stating separately actual cash value and loss to each item; and, failing to agree, shall submit their differences, only to the umpire. An award in writing, so itemized, of any two when filed with this Company shall determine the amount of actual cash value and loss. Each appraiser shall be paid by the party selecting him and the expenses of appraisal and umpire shall be paid by the parties equally.

Company’s options.

It shall be optional with this Company to take all, or any part, of the property at the agreed or appraised value, and also to repair, rebuild or replace the property destroyed or damaged with other of like kind and quality within a reasonable time, on giving notice of its intention so to do within thirty days after the receipt of the proof of loss herein required.

Abandonment.

There can be no abandonment to this Company of any property.

When loss payable.

The amount of loss for which this Company may be liable shall be payable sixty days after proof of loss, as herein provided, is received by this Company and ascertainment of the loss is made either by agreement between the insured and this Company expressed in writing or by the filing with this Company of an award as herein provided.

Suit.

No suit or action on this policy for the recovery of any claim shall be sustainable in any court of law or equity unless all the requirements of this policy shall have been complied with, and unless commenced within twelve months next after inception of the loss.

Subrogation.

This Company may require from the insured an assignment of all right of recovery against any party for loss to the extent that payment therefor is made by this Company.

          IN WITNESS WHEREOF, this Company has executed and attested these presents; but this policy shall not be valid unless countersigned by [ILLEGIBLE] duly authorized Agent of this Company at the agency hereinbefore mentioned.

Secretary	President

Endorsement No. CBP 6009E
Policy No. CBP      98131

CONTRACTUAL LIABILITY INSURANCE

(Blanket Coverage)

          This endorsement forms part of Part VI of the above numbered policy.

SCHEDULE

          The insurance afforded for contractual liability is only with respect to such of the following coverages as are indicated by specific limits of liability. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto.

Coverages	Limits of Liability
Contractual Bodily Injury Liability	$100,000.00 each person $300,000.00 each occurrence
Contractual Property Damage Liability	$100,000.00 each occurrence $100,000.00 aggregate

Designation of Contracts	Premium Bases	Code

Cost

ANY WRITTEN CONTRACT AS DEFINED IN THIS ENDORSEMENT	BASES TO BE DETERMINED

          The following exclusions do not apply with respect to any “construction agreement”:

          The company, in consideration of the payment of the premium and subject to all of the provisions of Part VI of the policy not expressly modified herein, agrees with the named insured as follows:

I. COVERAGES—CONTRACTUAL BODILY INJURY LIABILITY
CONTRACTUAL PROPERTY DAMAGE LIABILITY

          The company will pay on behalf of the insured all sums which the insured, by reason of contractual liability assumed by him under any written contract of the type designated in the schedule for this insurance, shall become legally obligated to pay as damages because of bodily injury or
property damage

to which this insurance applies, caused by an occurrence, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend

(1)	any arbitration proceeding wherein the company is not entitled to exercise the insured’s rights in the choice of arbitrators and in the conduct of such proceedings, or

(2)	any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions
This insurance does not apply:

(a)	to liability assumed by the insured under any incidental contract;

Pac. Liab. 3328A

CLI-1

(b)	(1) if the insured is an architect, engineer or surveyor, to bodily injury or property damage arising out of professional services performed by such insured, including

(i) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications, and

(ii) supervisory, inspection or engineering services;

(2) if the indemnitee of the insured is an architect, engineer or surveyor, to the liability of the indemnitee, his agents or employees, arising out of

(i) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications, or

(ii)

the giving of or the failure to give directions or instructions by the indemnitee, his agents or employees, provided such giving or failure to give is the primary cause of the bodily injury or property damage;

(c)	to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing;

(d)

to bodily injury or property damage for which the indemnitee may be held liable, as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages or as an owner or lessor of premises used for such purposes, by reason of the selling, serving or giving of any alcoholic beverage (1) in violation of any statute, ordinance or regulation, (2) to a minor, (3) to a person under the influence of alcohol, or (4) which causes or contributes to the intoxication of any person;

(e)

to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(f)	to property damage to

(1) property owned or occupied by or rented to the insured,

(2) property used by the insured, or

(3) property in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control;

(g)

to any obligation for which the insured may be held liable in an action on a contract by a third party beneficiary for bodily injury or property damage arising out of a project for a public authority; but this exclusion does not apply to an action by the public authority or any other person or organization engaged in the project;

(h)	to property damage to premises alienated by the named insured arising out of such premises or any part thereof;

(i)

to bodily injury or property damage resulting from the failure of the named insured’s products or work completed by or for the named insured to perform the function or serve the purpose intended by the named insured, if such failure is due to a mistake or deficiency in any design, formula, plan, specifications, advertising material or printed instructions prepared or developed by any insured; but this exclusion does not apply to bodily injury, or property damage resulting from the active malfunctioning of such products or work;

(j)	to property damage to the named insured’s products arising out of such products or any part of such products;

(k)	to property damage to work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith;

(l)

to damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the named insured’s products or work completed by or for the named insured or of any property which such products of work form a part, if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

Unless stated in the schedule above as not applicable, the following exclusions also apply to contractual liability assumed by the insured under any agreement relating to construction operations.

This insurance does not apply:

(m)	to bodily injury or property damage arising out of construction, maintenance or repair of watercraft or loading or unloading thereof;

(n)	to bodily injury or property damage arising out of operations, within fifty feet of any railroad property, affecting any railroad bridge or trestle, tracks, road beds, tunnel, underpass or crossing.

CLI-2

Endorsement No. CBP 678E

Policy No. CBP     98131

PERSONAL INJURY LIABILITY INSURANCE

          This endorsement forms part of Part VI of the above-numbered policy.

SCHEDULE

Coverage			Limits of Liability
P.	Personal Injury Liability
	The insurance afforded is only with respect to personal injury arising out of an offense included within such of the following groups of offenses as are indicated by the word “Included.”		$ 100,000. each person aggregate
$ 300,000. general aggregate
Insured’s Participation 0%

Groups of Offenses			Indicate if Included
	A.	False Arrest, Detention or Imprisonment, or Malicious Prosecution	INCLUDED
	B.	Libel, Slander, Defamation or Violation of Right of Privacy	INCLUDED
	C.	Wrongful Entry or Eviction or Other Invasion of Right of Private Occupancy	INCLUDED

I. COVERAGE P—PERSONAL INJURY LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of injury (herein called “personal injury”) sustained by any person or organization and arising out of one or more of the following offenses committed in the conduct of the named insured’s business:

Group A—	false arrest, detention or imprisonment, or malicious prosecution;

Group B—

the publication or utterance of a libel or slander or of other defamatory or disparaging material, or a publication or utterance in violation of an individual’s right of privacy; except publications or utterances in the course of or related to advertising, broadcasting or telecasting activities conducted by or on behalf of the named insured;

Group C—	wrongful entry or eviction, or other invasion of the right of private occupancy;

if such offense is committed during the policy period within the United States of America, its territories or possessions, or Canada, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such personal injury even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

          This insurance does not apply:

(a)	to liability assumed by the insured under any contract or agreement;

(b)	to personal injury arising out of the wilful violation of a penal statute or ordinance committed by or with the knowledge or consent of any insured;

Liab. 6688A

(c)	to personal injury sustained by any person as a result of an offense directly or indirectly related to the employment of such person by the named insured;

(d)

to personal injury arising out of any publication or utterance described in Group B, if the first injurious publication or utterance of the same or similar material by or on behalf of the named insured was made prior to the effective date of this insurance.

(e)

to personal injury arising out of a publication or utterance described in Group B concerning any organization or business enterprise, or its products or services, made by or at the direction of any insured with knowledge of the falsity thereof.

II. PERSONS INSURED

          Each of the following is an insured under this insurance to the extent set forth below:

(a)	if the named insured is designated in the declarations as an individual, the person so designated;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such.

          This insurance does not apply to personal injury arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured.

III. LIMITS OF LIABILITY—INSURED’S PARTICIPATION

          Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain personal injury, or (3) claims made or suits brought on account of personal injury, the total liability of the company for all damages because of all personal injury to which this coverage applies, sustained by any one person or organization, shall not exceed the limit of personal injury liability stated in the schedule as “each person aggregate”.

          Subject to the above provision respecting “each person aggregate”, the total limit of the company’s liability under this coverage for all damages shall not exceed the limit of personal injury liability stated in the schedule as “general aggregate”.

          If a participation percentage is stated in the schedule for the insured, the company shall not be liable for a greater proportion of any loss than the difference between such percentage and one hundred percent and the balance of the loss shall be borne by the insured; provided, the company may pay the insured’s portion of a loss to effect settlement of the loss, and, upon notification of the action taken, the named insured shall promptly reimburse the company therefor.

          The limits of the company’s liability shall apply separately to each consecutive annual period comprising the policy period.

IV. AMENDED DEFINITION

          When used in reference to this insurance:

“damages” means only those damages which are payable because of personal injury arising out of an offense to which this insurance applies.

V. ADDITIONAL CONDITION

          The following provisions of Part VI apply to the insurance afforded under this endorsement; Supplementary Payments; Definitions, other than the definition of damages; Conditons; Nuclear Energy Liability Exclusion.

II. PERSONS INSURED

          Each of the following is an insured under this insurance to the extent set forth below:

(a)	if the named insured is designated in the declarations of Part VI as an individual, the person so designated;

(b)

if the named insured is designated in the declarations of Part VI as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations of Part VI as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such.

III. LIMITS OF LIABILITY

          Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain bodily injury or property damage, or (3) claims made or suit brought on account of bodily injury or property damage, the company’s liability is limited as follows:

Contractual Bodily Injury Liability: The limit of bodily injury liability stated in the schedule as applicable to “each person” is the limit of the company’s liability for all damages because of bodily injury sustained by one person as the result of any one occurrence; but subject to the above provision respecting “each person”, the total liability of the company for all damages because of bodily injury sustained by two or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the schedule as applicable to “each occurrence”.

Contractual Property Damage Liability: The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the schedule as applicable to “each occurrence”.

          Subject to the above provision respecting “each occurrence”, the total liability of the company for all damages because of all property damage to which this coverage applies shall not exceed the limit of property damage liability stated in the schedule as “aggregate”. Such aggregate limit of liability applies separately with respect to each project away from premises owned by or rented to the named insured.

Contractual Bodily Injury and Property Damage Liability: For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

          The limits of the company’s liability shall apply separately to each consecutive annual period comprising the policy period.

IV. ENDORSEMENT PERIOD; TERRITORY

          This insurance applies only to bodily injury or property damage which occurs during the endorsement period within the policy territory.

V. ADDITIONAL DEFINITIONS

          When used in reference to this insurance (including endorsements forming a part of Part VI of the policy):

          “Contractual liability” means liability expressly assumed under a written contract or agreement; provided, however, that contractual liability shall not be construed as including liability under a warranty of the fitness or quality of the named insured’s products or a warranty that work performed by or on behalf of the named insured will be done in a workmanlike manner;

          “Suit” includes an arbitration proceeding to which the insured is required to submit or to which the insured has submitted with the company’s consent.

CLI-3

VI. ADDITIONAL CONDITIONS

1.	Arbitration: The company shall be entitled to exercise all of the insured’s rights in the choice of arbitrators and in the conduct of any arbitration proceeding.

2.

Premium: When used as a premium basis, the word “cost” means the total cost of all work in connection with all contracts of the type designated in the schedule for this insurance with respect to which “cost” is the basis of premium, regardless of whether any liability is assumed under such contracts by the insured. It includes the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the insured, or others including all fees, allowances, bonuses or commissions made, paid or due. It shall not include the cost of any operations to which exclusions (m) or (n) apply, unless such exclusions are voided in the schedule.

          The provisional premium for this policy includes an estimated premium on account of such written contracts as are on file with or known to the company. The named insured shall notify the company of all other written contracts entered into during the policy period to which this insurance applies.

3.	The following provisions of Part VI apply to the insurance afforded by this endorsement: Supplementary Payments; Definitions; Conditions; Nuclear Energy Exclusion Endorsement.

CLI-4

SPECIAL ENDORSEMENT A
POLICY NO. CBP 98131

ADDITIONAL INSURED - PART VI

IT IS AGREED THAT SUCH INSURANCE AS IS AFFORDED BY PART VI OF THE POLICY APPLIES TO THE ORGANIZATIONS NAMED BELOW:

1.	THE BUNKER HILL COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE STAR MINE

2.	AMERICAN SMELTING AND REFINING COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE MORNING MINE

3.	NEW PARK MINING COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP and operation of the mayflower mine

4.	RUBY HILL MINING COMPANY

5.	NEWMONT MINING COMPANY

6.	SILVER EUREKA CORPORATION

7.	CYPRESS EXPLORATION CORPORATION

8.	RICHMOND-EUREKA MINING COMPANY

THE INTEREST OF ADDITIONAL INSURED 4, 5, 6, 7 AND 8 APPLY ONLY AS RESPECT THE OWNERSHIP AND OPERATION OF THE RUBY HILL MINE AND/OR THE RUBY HILL PROJECT.

[ILLEGIBLE]

SPECIAL ENDORSEMENT B
POLICY NO. CBP 98131

ADDITIONAL INSURING AGREEMENT - PART VI

IT IS HEREBY AGREED THAT “INSURING AGREEMENT I” OF THE PERSONAL INJURY LIABILITY COVERAGE ENDORSEMENT IS AMENDED BY THE INCLUSION THEREIN OF THE FOLLOWING:

HAZARD D

DISCRIMINATION (OTHER THAN UNFAIR TRADE PRACTICES), WHERE INSURANCE IN CONNECTION THEREWITH IS NOT PROHIBITED OR HELD VIOLATIVE OF LAW OR PUBLIC POLICY BY LEGISLATION, COURT DECISION OR ADMINISTRATIVE RULING.

[ILLEGIBLE]

Endorsement No. CBP 644E
Policy No. CBP 98131

EMPLOYERS’ NON-OWNERSHIP LIABILITY - AIRCRAFT

It is agreed that notwithstanding anything to the contrary set forth in exclusion (b) of Part VI of this policy the insurance afforded under Part VI of the policy applies to the liability of the insured for bodily injury, sickness, disease or death or injury to or destruction of property arising out of the operation of any aircraft by any employee of the insured, subject to the following provisions:

1.	The insurance does not apply to the operation of any aircraft owned in whole or in part by, or registered in the name of, the insured.

2.

The insurance shall be excess over any other valid and collectible insurance available to the insured, either as an insured under a policy applicable with respect to the aircraft or otherwise, against a loss for which insurance is afforded by this endorsement.

[ILLEGIBLE]

Endorsement No. CBP 634E

BROAD FORM PROPERTY DAMAGE COVERAGE — PART VI

This endorsement forms part of Part VI and modifies such insurance as is afforded by the provisions of Part VI of the policy relating to the following:

COMPREHENSIVE GENERAL LIABILITY INSURANCE

It is agreed that exclusion (i) of Part VI of the policy is replaced by the following:

(i)	to property damage

(1)	to property owned or occupied by or rented to the insured, or held by the insured for sale or entrusted to the insured for storage or safekeeping,

(2)	except with respect to liability under a written sidetrack agreement or the use of elevators to

(i)	property while on premises owned by or rented to the insured for the purpose of having operations performed on such property by or on behalf of the insured,

(ii)	tools or equipment while being used by the insured in performing his operations,

(iii)	property in the custody of the insured which is to be installed, erected or used in construction by the insured,

(iv)	that particular part of any property, not on premises owned by or rented to the insured,

(a)	upon which operations are being performed by or on behalf of the insured at the time of the property damage arising out of such operations, or

(b)	out of which any property damage arises, or

(c)	the restoration, repair or replacement of which has been made or is necessary by reason of faulty workmanship thereon by or, on behalf of the insured,

but parts (a), (b) and (c) of this exclusion do not apply (1) to the named insured’s products where the insured has relinquished physical possession of such products to others, or (2) where the property damage arises out of the completed operations hazard,

(v)	property which is being transported by the insured by automobile, mobile equipment or team, including the loading or unloading thereof.

Liab 6924

Endorsement No. CBP 600E
Policy No. CBP 98131

PART VI — COMPREHENSIVE GENERAL LIABILITY INSURANCE
DECLARATIONS

The insurance afforded is only with respect to such of the following coverages as are indicated by a limit of liability. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto.

COVERAGES AND LIMITS OF LIABILITY

Coverage A Bodily Injury Liability			Coverage B Property Damage Liability

each person	each occurrence	aggregate	each occurrence	aggregate
$100,000.00	$300,000.00	$300,000.00	$100,000.00	$100,000.00

Audit Period: Annual, unless otherwise stated.

The named insured is:	individual ☐;	partnership ☐;	corporation ☒;	joint venture ☐;	other (specify)—

Location of all premises owned by, rented to or controlled by the named insured. (Enter “same” if same location as address shown on page 1 of the policy.)___________________________________________________________

Interest of named insured in such premises. (Describe interest, such as “owner”, “general lessee” or “tenant”.)

Part occupied by named insured__________________________________________________________________________

Forms and Endorsements made a part of Part VI at time of issue: CBP 6005D

CBP 634E, CBP 644, CBP 678E, SPECIAL ENDORSEMENT A AND B

When used as a premium basis:

(1)

“admissions” means the total number of persons, other than employees of the named insured, admitted to the event insured or to events conducted on the premises whether on paid admission tickets, complimentary tickets or passes;

(2)

“cost” means the total cost to the named insured with respect to operations performed for the named insured during the policy period by independent contractors of all work let or sub-let in connection with each specific project, including the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the owner, contractor or subcontractor, including all fees, allowances, bonuses or commissions made, paid or due;

(3)

“receipts” means the gross amount of money charged by the named insured for such operations by the named insured or by others during the policy period as are rated on a receipts basis other than receipts from telecasting, broadcasting or motion pictures, and includes taxes, other than taxes which the named insured collects as a separate item and remits directly to a governmental division;

(4)

“remuneration” means the entire remuneration earned during the policy period by proprietors and by all employees of the named insured, other than chauffeurs (except operators of mobile equipment) and aircraft pilots and co-pilots, subject to any overtime earnings or limitation of remuneration rule applicable in accordance with the manuals in use by the company;

(5)

“sales” means the gross amount of money charged by the named insured or by others trading under his name for all goods and products sold or distributed during the policy period and charged during the policy period for installation, servicing or repair, and includes taxes, other than taxes which the named insured and such others collect as a separate item and remit directly to a governmental division.

CBP 600 E—Dec. (Pac)—Incomplete without pages GL-2 through GL-10

GL-1

COMPREHENSIVE GENERAL LIABILITY INSURANCE

          The Company, in consideration of the payment of the premium, in reliance upon the statements in the declarations of this endorsement made a part hereof and subject to all of the terms of this endorsement, agrees with the named insured as follows:

I.	COVERAGE A—BODILY INJURY LIABILITY
COVERAGE B—PROPERTY DAMAGE LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of

A.	bodily injury or
B.	property damage

to which this insurance applies, caused by an occurrence, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

          This insurance does not apply:

(a)

to liability assumed by the insured under any contract or agreement except an incidental contract; but this exclusion does not apply to a warranty of fitness or quality of the named insured’s products or a warranty that work performed by or on behalf of the named insured will be done in a workmanlike manner;

(b)	to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of
	(1)	any automobile or aircraft owned or operated by or rented or loaned to the named insured, or
	(2)	any other automobile or aircraft operated by any person in the course of his employment by the named insured;

but this exclusion does not apply to the parking of an automobile on premises owned by, rented to or controlled by the named insured or the ways immediately adjoining, if such automobile is not owned by or rented or loaned to the named insured;

(c)	to bodily injury or property damage arising out of and in the course of the transportation of mobile equipment by an automobile owned or operated by or rented or loaned to the named insured;

(d)

to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of any watercraft, if the bodily injury or property damage occurs away from premises owned by, rented to or controlled by the named insured; but this exclusion does not apply to bodily injury or property damage included within the products hazard or the completed operations hazard or resulting from operations performed for the named insured by independent contractors or to liability assumed by the insured under an incidental contract;

(e)	to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing, with respect to

	(1)	liability assumed by the insured under an incidental contract, or
	(2)	expenses for first aid under the Supplementary Payments provision;

(f)

to bodily injury or property damage for which the insured or his indemnitee may be held liable, as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages or as an owner or lessor of premises used for such purposes, by reason of the selling, serving or giving of any alcoholic beverage

	(1)	in violation of any statute, ordinance or regulation,
	(2)	to a minor,
	(3)	to a person under the influence of alcohol, or
	(4)	which causes or contributes to the intoxication of any person;

GL-2

(g)

to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(h)

to bodily injury to any employee of the insured arising out of and in the course of his employment by the insured; but this exclusion does not apply to liability assumed by the insured under an incidental contract;

(i)	to property damage to

(1) property owned or occupied by or rented to the insured,
(2) property used by the insured, or
(3) property in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control;

but parts (2) and (3) of this exclusion do not apply with respect to liability under a written sidetrack agreement and part (3) of this exclusion does not apply with respect to property damage (other than to elevators) arising out of the use of an elevator at premises owned by, rented to or controlled by the named insured;

(j)	to property damage to premises alienated by the named insured arising out of such premises or any part thereof;

(k)

to bodily injury or property damage resulting from the failure of the named insured’s products or work completed by or for the named insured to perform the function or serve the purpose intended by the named insured, if such failure is due to a mistake or deficiency in any design, formula, plan, specifications, advertising material or printed instructions prepared or developed by any insured; but this exclusion does not apply to bodily injury or property damage resulting from the active malfunctioning of such products or work;

(1)	to property damage to the named insured’s products arising out of such products or any part of such products;

(m)	to property damage to work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith;

(n)

to damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the named insured’s products or work completed by or for the named insured or of any property of which such products or work form a part, if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein.

II. PERSONS INSURED

Each of the following is an insured under this endorsement to the extent set forth below:

(a)	if the named insured is designated in the declarations as an individual, the person so designated but only with respect to the conduct of a business of which he is the sole proprietor;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declaration as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such;

(d)	any person (other than an employee of the named insured) or organization while acting as real estate manager for the named insured; and

(e)	with respect to the operation, for the purpose of locomotion upon a public highway, of mobile equipment registered under any motor vehicle registration law,

(i) an employee of the named insured while operating any such equipment in the course of his employment, and
(ii)

any other person while operating with the permission of the named insured any such equipment registered in the name of the named insured and any person or organization legally responsible for such operation, but only if there is no other valid and collectible insurance available, either on a primary or excess basis, to such person or organization;

CBP 600E(Pac) Incomplete without CBP 600E-Dec.(Pac)

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provided that no person or organization shall be an insured under this paragraph (e) with respect to:

(1) bodily injury to any fellow employee of such person injured in the course of his employment, or
(2) property damage to property owned by, rented to, in charge of or occupied by the named insured or the employer of any person described in subparagraph (ii).

          This insurance does not apply to bodily injury or property damage arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this endorsement as a named insured.

III. LIMITS OF LIABILITY

          Regardless of the number of (1) insureds under this endorsement, (2) persons or organizations who sustain bodily injury or property damage, or (3) claims made or suits brought on account of bodily injury or property damage, the company’s liability under this endorsement is limited as follows:

          Coverage A—The limit of bodily injury liability stated in the declarations as applicable to “each person” is the limit of the company’s liability for all damages because of bodily injury sustained by one person as the result of any one occurrence; but subject to the above provision respecting “each person”, the total liability of the company for all damages because of bodily injury sustained by two or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the declarations as applicable to “each occurrence”.

          Subject to the above provisions respecting “each person” and “each occurrence”, the total liability of the company for all damages because of (1) all bodily injury included within the completed operations hazard and (2) all bodily injury included within the products hazard shall not exceed the limit of bodily injury liability stated in the declarations as “aggregate”.

          Coverage B—The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the declarations as applicable to “each occurrence”.

          Subject to the above provision respecting “each occurrence” the total liability of the company for all damages because of all property damage to which this coverage applies and described in any of the numbered subparagraphs below shall not exceed the limit of property damage liability stated in the declarations as “aggregate”:

(1)

all property damage arising out of premises or operations rated on a remuneration basis or contractor’s equipment rated on a receipts basis, including property damage for which liability is assumed under any incidental contract relating to such premises or operations, but excluding property damage included in subparagraph (2) below;

(2)

all property damage arising out of and occurring in the course of operations performed for the named insured by independent contractors and general supervision thereof by the named insured, including any such property damage for which liability is assumed under any incidental contract relating to such operations, but this subparagraph (2) does not include property damage arising out of maintenance or repairs at premises owned by or rented to the named insured or structural alterations at such premises which do not involve changing the size of or moving buildings or other structures;

(3) all property damage included within the products hazard and all property damage included within the completed operations hazard.

          Such aggregate limit shall apply separately to the property damage described in subparagraphs (1), (2) and (3) above, and under subparagraphs (1) and (2), separately with respect to each project away from premises owned by or rented to the named insured.

          Coverages A and B—For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

The limits of the company’s liability shall apply separately to each consecutive annual period comprising the policy period.

IV. POLICY PERIOD; TERRITORY

This insurance applies only to bodily injury or property damage which occurs during the policy period as shown on page 1 of the policy of which this endorsement is a part, within the policy territory.

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V. SUPPLEMENTARY PAYMENTS

The company will pay, in addition to the applicable limit of liability:

(a)

all expenses incurred by the company, all costs taxed against the insured in any suit defended by the company and all interest on the entire amount of any judgment therein which accrues after entry of the judgment and before the company has paid or tendered or deposited in court that part of the judgment which does not exceed the limit of the company’s liability thereon;

(b)

premiums on appeal bonds required in any such suit, premiums on bonds to release attachments in any such suit for an amount not in excess of the applicable limit of liability of this endorsement, and the cost of bail bonds required of the insured because of accident or traffic law violation arising out of the use of any vehicle to which this endorsement applies, not to exceed $250 per bail bond, but the company shall have no obligation to apply for or furnish any such bonds;

(c)	expenses incurred by the insured for first aid to others at the time of an accident, for bodily injury to which this endorsement applies;

(d)

reasonable expenses incurred by the insured at the company’s request, including actual loss of wages or salary (but not loss of other income) not to exceed $25 per day because of his attendance at hearings or trials at such request.

VI. DEFINITIONS

          When used in this endorsement (including endorsements forming a part hereof):

          “automobile” means a land motor vehicle, trailer or semi-trailer designed for travel on public roads (including any machinery or apparatus attached thereto), but does not include mobile equipment;

          “bodily injury” means bodily injury, sickness or disease sustained by any person;

          “completed operations hazard” includes bodily injury and property damage arising out of operations or reliance upon a representation or warranty made at any time with respect thereto, but only if the bodily injury or property damage occurs after such operations have been completed or abandoned and occurs away from premises owned by or rented to the named insured. “Operations” include materials, parts or equipment furnished in connection therewith. Operations shall be deemed completed at the earliest of the following times:

(1)	when all operations to be performed by or on behalf of the named insured under the contract have been completed,

(2)	when all operations to be performed by or on behalf of the named insured at the site of the operations have been completed, or

(3)

when the portion of the work out of which the injury or damage arises has been put to its intended use by any person or organization other than another contractor or subcontractor engaged in performing operations for a principal as a part of the same project.

          Operations which may require further service or maintenance work, or correction, repair or replacement because of any defect or deficiency, but which are otherwise complete, shall be deemed completed.

          The completed operations hazard does not include bodily injury or property damage arising out of

(a)	operations in connection with the transportation of property, unless the bodily injury or property damage arises out of a condition in or on a vehicle created by the loading or unloading thereof,

(b)	the existence of tools, uninstalled equipment or abandoned or unused materials, or

(c)	operations for which the classification stated in the policy or in the company’s manual specifies “including completed operations”;

          “damages” includes damages for death and for care and loss of services resulting from bodily injury and damages for loss of use of property resulting from property damage;

           “elevator” means any hoisting or lowering device to connect floors or landings, whether or not in service, and all appliances thereof including any car, platform, shaft, hoistway, stairway, runway, power equipment and machinery; but does not include an automobile servicing hoist, or a hoist without a platform outside a building if without mechanical power or if not attached to building walls, or a hod or material hoist used in alteration, construction or demolition operations, or an inclined conveyor used exclusively for carrying

GL-5

property or a dumbwaiter used exclusively for carrying property and having a compartment height not exceeding four feet;

          “incidental contract” means any written (1) lease of premises, (2) easement agreement, except in connection with construction or demolition operations on or adjacent to a railroad, (3) undertaking to indemnify a municipality required by municipal ordinance, except in connection with work for the municipality, (4) sidetrack agreement, or (5) elevator maintenance agreement;

          “insured” means (1) with respect to coverages A and B any person or organization qualifying as an insured in the “Persons Insured” provision of this endorsement and (2) with respect to other coverages any person or organization qualifying as an insured in the “Persons Insured” provision of the endorsement affording such coverage. The insurance afforded applies separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the company’s liability;

          “mobile equipment” means a land vehicle (including any machinery or apparatus attached thereto), whether or not self-propelled, (1) not subject to motor vehicle registration, or (2) maintained for use exclusively on premises owned by or rented to the named insured, including the ways immediately adjoining, or (3) designed for use principally off public roads, or (4) designed or maintained for the sole purpose of affording mobility to equipment of the following types forming an integral part of or permanently attached to such vehicle: power cranes, shovels, loaders, diggers and drills; concrete mixers (other than the mix-in-transit type); graders, scrapers, rollers and other road construction or repair equipment; air-compressors, pumps and generators, including spraying, welding and building cleaning equipment; and geophysical exploration and well servicing equipment;

          “named insured” means the person or organization named on page 1 of this policy;

          “named insured’s products” means goods or products manufactured, sold, handled or distributed by the named insured or by others trading under his name, including any container thereof (other than a vehicle), but “named insured’s products” shall not include a vending machine or any property other than such container, rented to or located for use of others but not sold;

          “occurrence” means an accident, including injurious exposure to conditions, which results, during the policy period, in bodily injury or property damage neither expected nor intended from the standpoint of the insured;

          “policy territory” means

(1)	the United States of America, its territories or possessions, or Canada, or

(2)	international waters or air space, provided the bodily injury or property damage does not occur in the course of travel or transportation to or from any other country, state or nation, or

(3)

anywhere in the world with respect to damages because of bodily injury or property damage arising out of a product which was sold for use or consumption within the territory described in paragraph (1) above, provided the original suit for such damages is brought within such territory;

          “products hazard” includes bodily injury and property damage arising out of the named insured’s products or reliance upon a representation or warranty made at any time with respect thereto, but only if the bodily injury or property damage occurs away from premises owned by or rented to the named insured and after physical possession of such products has been relinquished to others;

          “property damage” means injury to or destruction of tangible property.

VII. CONDITIONS

          1. Premium: An estimated premium for this endorsement has been used as a factor in the computation of the Provisional premium for this policy. The actual premium for the insurance afforded by this endorsement, determined in accordance with the Company’s rules, rates, rating plans, premium and minimum premiums applicable to this insurance, shall be included as a factor in the computation of the earned premium for this policy.

          The named insured shall maintain records of such information as is necessary for premium computation, and shall send copies of such records to the company at the end of the policy period and at such times during the policy period as the company may direct.

          2. Financial Responsibility Laws: When this endorsement is certified as proof of financial responsibility for the future under the provisions of any motor vehicle financial responsibility law, such insurance as is afforded by this endorsement for bodily injury liability or for property damage liability shall comply with the

GL-6

provisions of such law to the extent of the coverage and limits of liability required by such law. The insured agrees to reimburse the company for any payment made by the company which it would not have been obligated to make under the terms of this endorsement except for the agreement contained in this paragraph.

          3. Insured’s Duties in the Event of Occurrence, Claim or Suit:

(a)

In the event of an occurrence, written notice containing particulars sufficient to identify the insured and also reasonably obtainable information with respect to the time, place and circumstances thereof, and the names and addresses of the injured and of available witnesses, shall be given by or for the insured to the company or any of its authorized agents as soon as practicable. The named insured shall promptly take at his expense all reasonable steps to prevent other bodily injury or property damage from arising out of the same or similar conditions, but such expense shall not be recoverable under this endorsement.

(b)	If claim is made or suit is brought against the insured, the insured shall immediately forward to the company every demand, notice, summons or other process received by him or his representative.

(c)

The insured shall cooperate with the company and, upon the company’s request, assist in making settlements, in the conduct of suits and in enforcing any right of contribution or indemnity against any person or organization who may be liable to the insured because of bodily injury or property damage with respect to which insurance is afforded under this endorsement; and the insured shall attend hearings and trials and assist in securing and giving evidence and obtaining the attendance of witnesses. The insured shall not, except at his own cost, voluntarily make any payment, assume any obligation or incur any expense other than for first aid to others at the time of accident.

          4. Action Against Company: No action shall lie against the company unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this endorsement, nor until the amount of the insured’s obligation to pay shall have been finally determined either by judgment against the insured after actual trial or by written agreement of the insured, the claimant and the company.

          Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this endorsement to the extent of the insurance afforded by this endorsement. No person or organization shall have any right under this endorsement to join the company as a party to any action against the insured to determine the insured’s liability, nor shall the company be impleaded by the insured or his legal representative. Bankruptcy or insolvency of the insured or of the insured’s estate shall not relieve the company of any of its obligations hereunder.

          5. Other Insurance: The insurance afforded by this endorsement is primary insurance, except when stated to apply in excess of or contingent upon the absence of other insurance. When this insurance is primary and the insured has other insurance which is stated to be applicable to the loss on an excess or contingent basis, the amount of the company’s liability under this endorsement shall not be reduced by the existence of such other insurance.

          When both this insurance and other insurance apply to the loss on the same basis, whether primary, excess or contingent, the company shall not be liable under this endorsement for a greater proportion of the loss than that stated in the applicable contribution provision below:

(a)

Contribution by Equal Shares. If all of such other valid and collectible insurance provides for contribution by equal shares, the company shall not be liable for a greater proportion of such loss than would be payable if each insurer contributes an equal share until the share of each insurer equals the lowest applicable limit of liability under any one policy or the full amount of the loss is paid, and with respect to any amount of loss not so paid the remaining insurers then continue to contribute equal shares of the remaining amount of the loss until each such insurer has paid its limit in full or the full amount of the loss is paid.

(b)

Contribution by Limits. If any of such other insurance does not provide for contribution by equal shares, the company shall not be liable for a greater proportion of such loss than the applicable limit of liability under this endorsement for such loss bears to the total applicable limit of liability of all valid and collectible insurance against such loss.

          6. Subrogation: In the event of any payment under this endorsement, the company shall be subrogated to all the insured’s rights of recovery therefor against any person or organization and the insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The insured shall do nothing after loss to prejudice such rights.

GL-7

          7. Changes: Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this endorsement or estop the company from asserting any right under the terms of this endorsement; nor shall the terms of this endorsement be waived or changed, except by endorsement issued to form a part of this endorsement, signed by a duly authorized representative of the company.

          8. Assignment: Assignment of interest under this endorsement shall not bind the company until its consent is endorsed hereon; if, however, the named insured shall die, such insurance as is afforded by this endorsement shall apply (1) to the named insured’s legal representative, as the named insured, but only while acting within the scope of his duties as such, and (2) with respect to the property of the named insured, to the person having proper temporary custody thereof, as insured, but only until the appointment and qualification of the legal representative.

          9. Cancellation: This endorsement may be cancelled in accordance with the cancellation provisions on page 2 of the policy of which it forms a part.

          10. Declarations: By acceptance of this endorsement, the named insured agrees that the statements in the declarations are his agreements and representations, that this endorsement is issued in reliance upon the truth of such representations and that this endorsement embodies all agreements existing between himself and the company or any of its agents relating to this insurance.

          11. None of the provisions, stipulations and other terms of the policy to which this endorsement is attached shall apply to insurance hereunder except as expressly provided in this endorsement. All the General Provisions of the policy apply to this endorsement except those specifically stated to apply only to other parts.

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Endorsement No. CBP 6005D

NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT

Broad Form

This endorsement forms part of Part VI and modifies the provisions of the policy relating to Comprehensive General Liability Insurance and Medical Payments Insurance.

          I. Subject to the provisions of paragraph III of this endorsement, it is agreed that the policy and any endorsement used therewith, regardless of whether such endorsement makes the policy exclusions inapplicable, does not apply:

A.	Under any Liability Coverage, to bodily injury or property damage

(1)

with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(2)

resulting from the hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

B.

Under any Medical Payments Coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respect to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

C.	Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if

(1) the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of, an insured, or (b) has been discharged or dispersed therefrom;

(2) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(3)

the bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (3) applies only to property damage to such nuclear facility and any property thereat.

II. As used in this endorsement:

“hazardous properties” include radioactive, toxic or explosive properties;

“nuclear material” means source material, special nuclear material or byproduct material;

“source material”, “special nuclear material”, and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

“spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

“waste” means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;

GL-9

“nuclear facility” means

(a) any nuclear reactor,

(b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)

any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

“nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

“property damage” includes all forms of radioactive contamination of property.

III. The provisions of this endorsement do not apply to Comprehensive Personal and Farmer’s Comprehensive Personal Insurance.

GL-10

SPECIAL ENDORSEMENT A
POLICY NO. LX 98131

ADDITIONAL INSURED - PART VI

IT IS AGREED THAT SUCH INSURANCE AS IS AFFORDED BY PART VI OF THE POLICY APPLIES TO THE ORGANIZATIONS NAMED BELOW:

1.	THE BUNKER HILL COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE STAR MINE

2.	AMERICAN SMELTING AND REFINING COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE MORNING MINE

3.	NEW PARK MINING COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE MAYFLOWER MINE.

4.	RUBY HILL MINING COMPANY

5.	NEWMONT MINING COMPANY

6.	SILVER EUREKA CORPORATION

7.	CYPRESS EXPLORATION CORPORATION

8.	RICHMOND-EUREKA MINING COMPANY

THE INTEREST OF ADDITIONAL INSURED 4, 5, 6, 7 AND 8 APPLY ONLY AS RESPECT THE OWNERSHIP AND OPERATION OF THE RUBY HILL MINE AND/OR THE RUBY HILL PROJECT.

CBP 17

Policy No. CBP 98131

POLICY CHANGE ENDORSEMENT

Applying to Part          V & VI

ADDITIONAL INSURED

IT IS UNDERSTOOD AND AGREED THAT EL PASO NATURAL GAS COMPANY, A DELAWARE CORPORATION, BUT ONLY INSOFAR AS OPERATION, CONDUCTED BY THE HECLA MINING COMPANY, AT OR IN CONNECTION WITH THE LAKESHORE PROJECT, PINAL COUNTY, ARIZONA MAY BE CONCERN, IS HEREBY NAMED AS AN ADDITIONAL INSURED.

IT IS FURTHER UNDERSTOOD AND AGREED THAT THIS ENDORSEMENT DOES NOT EXTEND COVERAGE OF ANY TYPE TO EL PASO NATURAL GAS COMPANY IN CONNECTION WITH ITS TEMPORARY USE OF THE LAKESHORE FACILITIES UNDER THE LEASE BACK AGREEMENT WITH HECLA MINING COMPANY.

HECLA MINING COMPANY

X
SIGNATURE OF THE INSURED
assistant Secretary

          This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

          This endorsement forms a part of the above-numbered policy and applies as of the effective time and date stated below.

POLICY ISSUED TO	HECLA MINING COMPANY

By	THE CONTINENTAL INSURANCE COMPANY
(Insert Name of Company)

THIS ENDORSEMENT EFFECTIVE	JUNE 24	, 19	69	AT	NOON	.M.
(Hour and Minute)

McGOVERN - CARROLL - CAVERLY
COUNTERSIGNED BY	By
Authorized Representative

PAC CBP 3067A

POLICY NO. CBP 98131

POLICY CHANGE ENDORSEMENT

APPLYING TO PART V & VI

ADDITIONAL INSURED

IT IS UNDERSTOOD AND AGREED THAT THE PAPAGO INDIAN TRIBE IS NAMED AS AN ADDITIONAL INSURED AS RESPECTS THE LAKESHORE PROJECT, PINAL COUNTY, ARIZONA

POLICY ISSUED TO: HECLA MINING COMPANY

BY: THE CONTINENTAL INSURANCE COMPANY

THIS ENDORSEMENT EFFECTIVE: SEPTEMBER 12, 1969

McGOVERN - CARROLL - CAVERLY
COUNTERSIGNED BY:	By

COUNTERSIGNED:
By
(JOHN M. SHIPLEY)
RESIDENT STATE AGENT AT
COEUR D’ALENE, IDAHO

CBP 17

CBP 98131

POLICY CHANGE ENDORSEMENT

APPLYING TO PART V AND VI

IT IS HEREBY UNDERSTOOD AND AGREED THAT THE ENDORSEMENTS NAMING

EL PASO NATURAL GAS COMPANY &
PAPAGO INDIAN TRIBE

AS ADDITIONAL NAMED INSUREDS IN CONNECTION WITH THE LAKESHORE PROJECT, PINAL COUNTY, ARIZONA ARE DELETED IN THEIR ENTIRETY.

POLICY ISSUED TO: HECLA MINING COMPANY
BY THE CONTINENTAL INSURANCE COMPANY
THIS ENDORSEMENT EFFECTIVE JANUARY 1, 1970

McGOVERN-CARROLL-CAVERLY
COUNTERSIGNED BY

[ILLEGIBLE] 17

PACIFIC INSURANCE COMPANY

A Stock Company

160 PINE STREET, SAN FRANCISCO, CALIFORNIA 94111

COMPREHENSIVE BUSINESS POLICY	No. CBP 94227

Amount: (As stated in Schedules.)	Provisional Premium
Policy Term: Three Years	$ 284,500.00 if paid in advance.
Inception: JANUARY 1, 1972	$ 99,446.00 each installment, if paid in installments.
Expiration: JANUARY 1, 1975

INSURED’S NAME AND MAILING ADDRESS

1. HECLA MINING COMPANY. 2. HECLA MINING COMPANY OF CANADA, LTD., 3. NEW PARK MINING COMPANY WITH RESPECT TO THE MAYFLOWER MINE, WASATCH COUNTY, UTAH ONLY, 4. CONSOLIDATED SILVER CORPORATION AND AMERICAN SMELTING AND REFINING COMPANY, WITH RESPECT TO THE CONSIL PROJECT (FORMERLY SILVER SUMMITT MINE), LOSS, IF ANY, TO BE ADJUSTED WITH AND PAYABLE TO HECLA MINING COMPANY. P.O. BOX 320, HECLA OPERATING CO.     WALLACE, IDAHO 83873

Insurance is afforded only under those parts of the policy designated by the word “Included” opposite such part below. The insurance afforded under any part is only in the amounts and to the extent set forth in such part, subject to all the terms of the policy having reference thereto.

Part I

Fire, Lightning, Windstorm and Hail, Explosion, Riot, Riot attending a Strike, Civil Commotion, Aircraft and Vehicles, Sonic Shock Waves, Smoke, Vandalism and Malicious Mischief, Sprinkler Leakage, Elevator Collision, Accident to an Object (Steam Boiler, Fired Pressure Vessel or Electric Steam Generator)

INCLUDED

Part I (Optional)	Unfired Vessels and Machinery	INCLUDED
Part II	Business Income	INCLUDED
Part III	Inland Marine
Part IV	Automobile Physical Damage	INCLUDED
Part V	Comprehensive Automobile Liability	INCLUDED
Part VI	Comprehensive General Liability	INCLUDED
Part VII	Crime	INCLUDED
Part VIII	BROAD FORM EXCESS POLICY	INCLUDED

IN CONSIDERATION OF THE PROVISIONS AND STIPULATIONS HEREIN OR ADDED HERETO AND OF the premium above specified, this Company for the term of years specified above from inception date shown above At Noon (Standard Time) to expiration date shown above At Noon (Standard Time) at location of property involved, to an amount not exceeding the amount(s) above specified, does insure the insured named above and legal representatives, to the extent of the actual cash value of the property at the time of loss, but not exceeding the amount which it would cost to repair or replace the property with material of like kind and quality within a reasonable time after such loss, without allowance for any increased cost of repair or reconstruction by reason of any ordinance or law regulating construction or repair, and without compensation for loss resulting from interruption of business or manufacture, nor in any event for more than the interest of the insured, against all DIRECT LOSS BY FIRE, LIGHTNING AND BY REMOVAL FROM PREMISES ENDANGERED BY THE PERILS INSURED AGAINST IN THIS POLICY, EXCEPT AS HEREINAFTER PROVIDED, to the property described hereinafter while located or contained as described in this policy, or pro rata for five days at each proper place to which any of the property shall necessarily be removed for preservation from the perils insured against in this policy, but not elsewhere.
Assignment of this policy shall not be valid except with the written consent of this Company.
This policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated, which are hereby made a part of this policy, together with such other provisions, stipulations and agreements as may be added hereto, as provided in this policy.

Countersignature Date JANUARY 1, 1972	Agency at SPOKANE, WASHINGTON
Agent
FRED S. JAMES OF WASHINGTON

70 CBP-1 N.Y.

Concealment, fraud.

This entire policy shall be void if, whether before [ILLEGIBLE], the insured has wilfully [ILLEGIBLE] any material fact or circumstance concerning this insurance or the subject thereof, or the interest of the insured therein, or in case of any fraud or false swearing by the insured relating thereto.

Uninsurable and excepted property.

This policy shall not cover accounts, bills, currency, deeds, evidences of debt, money or securities; nor, unless specifically named hereon in writing, bullion or manuscripts.

Perils not included.

This Company shall not be liable for loss by fire or other perils insured against in this policy caused, directly or indirectly, by: (a) enemy attack by armed forces, including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) insurrection; (d) rebellion; (e) revolution; (f) civil war; (g) usurped power; (h) order of any civil authority except acts of destruction at the time of and for the purpose of preventing the spread of fire, provided that such fire did not originate from any of the perils excluded by this policy; (i) neglect of the insured to use all reasonable means to save and preserve the property at and after a loss, or when the property is endangered by fire in neighboring premises; (j) nor shall this Company be liable for loss by theft.

Other Insurance. Other insurance may be prohibited or the amount of insurance may be limited by endorsement attached hereto.

Conditions suspending or restricting insurance. Unless otherwise provided in writing added hereto this Company shall not be liable for loss occurring

(a) while the hazard is increased by any means within the control or knowledge of the insured; or

(b) while a described building, whether intended for occupancy by owner or tenant, is vacant or unoccupied beyond a period of sixty consecutive days; or

(c) as a result of explosion or riot, unless fire ensue, and in that event for loss by fire only.

Other perils or subjects. Any other peril to be insured against or subject of insurance to be covered in this policy shall be by endorsement in writing hereon or added hereto.

Added provisions.

The extent of the application of insurance under this policy and of the contribution to be made by this Company in case of loss, and any other provision or agreement not inconsistent with the provisions of this policy, may be provided for in writing added hereto, but no provision may be waived except such as by the terms of this policy is subject to change.

Waiver provisions.

No permission affecting this insurance shall exist, or waiver of any provision be valid, unless granted herein or expressed in writing added hereto. No provision, stipulation or forfeiture shall be held to be waived by any requirement or proceeding on the part of this Company relating to appraisal or to any examination provided for herein.

Cancellation of policy.

This policy shall be cancelled at any time at the request of the insured, in which case this Company shall, upon demand and surrender of this policy, refund the excess of paid premium above the customary short rates for the expired time. This policy may be cancelled at any time by this Company by giving to the insured a five days’ written notice of cancellation with or without tender of the excess of paid premium above the pro rata premium for the expired time, which excess, if not tendered, shall be refunded on demand. Notice of cancellation shall state that said excess premium (if not tendered) will be refunded on demand.

Mortgagee interests and obligations.

If loss hereunder is made payable, in whole or in part, to a designated mortgagee not named herein as the insured, such interest in this policy may be cancelled by giving to such mortgagee a ten days’ written notice of cancellation.

If the insured fails to render proof of loss such mortgagee, upon notice, shall render proof of loss in the form herein specified within sixty (60) days thereafter and shall be subject to the provisions hereof relating to appraisal and time of payment and of bringing suit. If this Company shall claim that no liability existed as to the mortgagor or owner, it shall, to the extent of payment of loss to the mortgagee, be subrogated to all the mortgagee’s rights of recovery, but without impairing mortgagee’s right to sue; or it may pay off the mortgage debt and require an assignment thereof and of the mortgage. Other provisions relating [ILLEGIBLE] the interests and obligations of such mortgagee may be [ILLEGIBLE] agreement in writing.

Pro rata [ILLEGIBLE].

This Company shall not be liable for a greater proportion of any loss than the amount hereby insured shall bear to the whole insurance covering the property against the peril involved, whether collectible or not.

Requirements in case loss occurs.

The insured shall give immediate written notice to this Company of any loss, protect the property from further damage, forthwith separate the damaged and undamaged personal property, put it in the best possible order, furnish a complete inventory of the destroyed, damaged and undamaged property, showing in detail quantities, costs, actual cash value and amount of loss claimed; and within sixty days after the loss, unless such time is extended in writing by this Company, the insured shall render to this Company a proof of loss, signed and sworn to by the insured, stating the knowledge and belief of the insured as to the following: the time and origin of the loss, the interest of the insured and of all others in the property, the actual cash value of each item thereof and the amount of loss thereto, all encumbrances thereon, all other contracts of insurance, whether valid or not, covering any of said property, any changes in the title, use, occupation, location, possession or exposures of said property since the issuing of this policy, by whom and for what purpose any building herein described and the several parts thereof were occupied at the time of loss and whether or not it then stood on leased ground, and shall furnish a copy of all the descriptions and schedules in all policies and, if required, verified plans and specifications of any building, fixtures or machinery destroyed or damaged. The insured, as often as may be reasonably required, shall exhibit to any person designated by this Company all that remains of any property herein described, and submit to examinations under oath by any person named by this Company, and subscribe the same; and, as often as may be reasonably required, shall produce for examination all books of account, bills, invoices and other vouchers, or certified copies thereof if originals be lost, at such reasonable time and place as may be designated by this Company or its representative, and shall permit extracts and copies thereof to be made.

Appraisal.

In case the insured and this Company shall fail to agree as to the actual cash value or the amount of loss, then, on the written demand of either, each shall select a competent and disinterested appraiser and notify the other of the appraiser selected within twenty days of such demand. The appraisers shall first select a competent and disinterested umpire; and failing for fifteen days to agree upon such umpire, then, on request of the insured or this Company, such umpire shall be selected by a judge of a court of record in the state in which the property covered is located. The appraisers shall then appraise the loss, stating separately actual cash value and loss to each item; and, failing to agree, shall submit their differences, only, to the umpire. An award in writing, so itemized, of any two when filed with this Company shall determine the amount of actual cash value and loss. Each appraiser shall be paid by the party selecting him and the expenses of appraisal and umpire shall be paid by the parties equally.

Company’s options.

It shall be optional with this Company to take all, or any part, of the property at the agreed or appraised value, and also to repair, rebuild or replace the property destroyed or damaged with other of like kind and quality within a reasonable time, on giving notice of its intention so to do within thirty days after the receipt of the proof of loss herein required.

Abandonment. There can be no abandonment to this Company of any property.

When loss payable.

The amount of loss for which this Company may be liable shall be payable sixty days after proof of loss, as herein provided, is received by this Company and ascertainment of the loss is made either by agreement between the insured and this Company expressed in writing or by the filing with this Company of an award as herein provided.

Suit.

No suit or action on this policy for the recovery of any claim shall be sustainable in any court of law or equity unless all the requirements of this policy shall have been complied with, and unless commenced within twelve months next after inception of the loss.

Subrogation. This Company may require from the insured an assignment of all right of recovery against any party for loss to the extent that payment therefor is made by this Company.

IN WITNESS WHEREOF, this Company has executed and attested these presents; but this policy shall not be valid unless countersigned by the duly authorized Aqent of this Company at the agency hereinbefore mentioned.

Secretary	Page 2	President

Endorsement No. CBP 600E
Policy No. CBP 94227

PART VI — COMPREHENSIVE GENERAL LIABILITY INSURANCE
DECLARATIONS

The insurance afforded is only with respect to such of the following coverages as are indicated by a limit of liability. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto.

COVERAGES AND LIMITS OF LIABILITY

Coverage A Bodily Injury Liability			Coverage B Property Damage Liability
each person	each occurrence	aggregate	each occurrence	aggregate
$100,000.00	$ 300,000.00	$300,000.00	$100,000.00	$ 100,000.00

Audit Period: Annual, unless otherwise stated.

The named insured is: individual ☐; partnership ☐; corporation ☒; joint venture ☐; other (specify)

Location of all premises owned by, rented to or controlled by the named insured. (Enter “same” if same location as address shown on page 1 of the policy.) _____________________________________________________________________________ Interest of named insured in such premises. (Describe interest, such as “owner”, “general lessee” or “tenant”.)

___________________________________________________________________________________________________________
Part occupied by named insured __________________________________________________________________________
___________________________________________________________________________________________________________
Forms and Endorsements made a part of Part-VI at time of issue: CBP 6005D
CBP 644E, CBP 678E, CBP 6024, CBP 6036, SPECIAL ENDORSEMENT A AND B

When used as a premium basis:

(1)

“admissions” means the total number of persons, other than employees of the named insured, admitted to the event insured or to events conducted on the premises whether on paid admission tickets, complimentary tickets or passes;

(2)

“cost” means the total cost to the named insured with respect to operations performed for the named insured during the policy period by independent contractors of all work let or sub-let in connection with each specific project, including the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the owner, contractor or subcontractor, including all fees, allowances, bonuses or commissions made, paid or due;

(3)

“receipts” means the gross amount of money charged by the named insured for such operations by the named insured or by others during the policy period as are rated on a receipts basis other than receipts from telecasting, broadcasting or motion pictures, and includes taxes, other than taxes which the named insured collects as a separate item and remits directly to a governmental division;

(4)

“remuneration” means the entire remuneration earned during the policy period by proprietors and by all employees of the named insured, other than chauffeurs (except operators of mobile equipment) and aircraft pilots and co-pilots, subject to any overtime earnings or limitation of remuneration rule applicable in accordance with the manuals in use by the company;

(5)

“sales” means the gross amount of money charged by the named insured or by others trading under his name for all goods and products sold or distributed during the policy period and charged during the policy period for installation, servicing or repair, and includes taxes, other than taxes which the named insured and such others collect as a separate item and remit directly to a governmental division.

CBP 600 E—Dec. (Pac)—Incomplete without pages GL-2 through GL-10

COMPREHENSIVE GENERAL LIABILITY INSURANCE

          The Company, in consideration of the payment of the premium, in reliance upon the statements in the declarations of this endorsement made a part hereof and subject to all of the terms of this endorsement, agrees with the named insured as follows:

I.  COVERAGE A—BODILY INJURY LIABILITY
              COVERAGE B—PROPERTY DAMAGE LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of

A.	bodily injury or
B.	property damage

to which this insurance applies, caused by an occurrence, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

          This insurance does not apply:

(a)

to liability assumed by the insured under any contract or agreement except an incidental contract; but this exclusion does not apply to a warranty of fitness or quality of the named insured’s products or a warranty that work performed by or on behalf of the named insured will be done in a workmanlike manner;

(b)	to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of

	(1)	any automobile or aircraft owned or operated by or rented or loaned to the named insured, or

	(2)	any other automobile or aircraft operated by any person in the course of his employment by the named insured;

but this exclusion does not apply to the parking of an automobile on premises owned by, rented to or controlled by the named insured or the ways immediately adjoining, if such automobile is not owned by or rented or loaned to the named insured;

(c)	to bodily injury or property damage arising out of and in the course of the transportation of mobile equipment by an automobile owned or operated by or rented or loaned to the named insured;

(d)

to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of any watercraft, if the bodily injury or property damage occurs away from premises owned by, rented to or controlled by the named insured; but this exclusion does not apply to bodily injury or property damage included within the products hazard or the completed operations hazard or resulting from operations performed for the named insured by independent contractors or to liability assumed by the insured under an incidental contract;

(e)	to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing, with respect to

	(1)	liability assumed by the insured under an incidental contract, or

	(2)	expenses for first aid under the Supplementary Payments provision;

(f)

to bodily injury or property damage for which the insured or his indemnitee may be held liable, as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages or as an owner or lessor of premises used for such purposes, by reason of the selling, serving or giving of any alcoholic beverage

	(1)	in violation of any statute, ordinance or regulation,

	(2)	to a minor,

	(3)	to a person under the influence of alcohol, or

	(4)	which causes or contributes to the intoxication of any person;

(g)

to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(h)

to bodily injury to any employee of the insured arising out of and in the course of his employment by the insured; but this exclusion does not apply to liability assumed by the insured under an incidental contract;

(i)	to property damage to

(1) property owned or occupied by or rented to the insured,

(2) property used by the insured, or

(3) property in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control;

but parts (2) and (3) of this exclusion do not apply with respect to liability under a written sidetrack agreement and part (3) of this exclusion does not apply with respect to property damage (other than to elevators) arising out of the use of an elevator at premises owned by, rented to or controlled by the named insured;

(j)	to property damage to premises alienated by the named insured arising out of such premises or any part thereof;

(k)

to bodily injury or property damage resulting from the failure of the named insured’s products or work completed by or for the named insured to perform the function or serve the purpose intended by the named insured, if such failure is due to a mistake or deficiency in any design, formula, plan, specifications, advertising material or printed instructions prepared or developed by any insured; but this exclusion does not apply to bodily injury or property damage resulting from the active malfunctioning of such products or work;

(1)	to property damage to the named insured’s products arising out of such products or any part of such products;

(m)	to property damage to work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith;

(n)

to damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the named insured’s products or work completed by or for the named insured or of any property of which such products or work form a part, if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein.

II.   PERSONS INSURED

Each of the following is an insured under this endorsement to the extent set forth below:

(a)	if the named insured is designated in the declarations as an individual, the person so designated but only with respect to the conduct of a business of which he is the sole proprietor;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declaration as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such;

(d)	any person (other than an employee of the named insured) or organization while acting as real estate manager for the named insured; and

(e)	with respect to the operation, for the purpose of locomotion upon a public highway, of mobile equipment registered under any motor vehicle registration law,

(i) an employee of the named insured while operating any such equipment in the course of his employment, and

(ii)

any other person while operating with the permission of the named insured any such equipment registered in the name of the named insured and any person or organization legally responsible for such operation, but only if there is no other valid and collectible insurance available, either on a primary or excess basis, to such person or organization;

CBP 600E(Pac) Incomplete without CBP 600E-Dec.(Pac)

provided that no person or organization shall be an insured under this paragraph (e) with respect to:

(1)	bodily injury to any fellow employee of such person injured in the course of his employment, or

(2)	property damage to property owned by, rented to, in charge of or occupied by the named insured or the employer of any person described in subparagraph (ii).

          This insurance does not apply to bodily injury or property damage arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this endorsement as a named insured.

III.   LIMITS OF LIABILITY

          Regardless of the number of (1) insureds under this endorsement, (2) persons or organizations who sustain bodily injury or property damage, or (3) claims made or suits brought on account of bodily injury or property damage, the company’s liability under this endorsement is limited as follows:

          Coverage A—The limit of bodily injury liability stated in the declarations as applicable to “each person” is the limit of the company’s liability for all damages because of bodily injury sustained by one person as the result of any one occurrence; but subject to the above provision respecting “each person”, the total liability of the company for all damages because of bodily injury sustained by two or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the declarations as applicable to “each occurrence”.

          Subject to the above provisions respecting “each person” and “each occurrence”, the total liability of the company for all damages because of (1) all bodily injury included within the completed operations hazard and (2) all bodily injury included within the products hazard shall not exceed the limit of bodily injury liability stated in the declarations as “aggregate”.

          Coverage B—The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the declarations as applicable to “each occurrence”.

          Subject to the above provision respecting “each occurrence” the total liability of the company for all damages because of all property damage to which this coverage applies and described in any of the numbered subparagraphs below shall not exceed the limit of property damage liability stated in the declarations as “aggregate”:

(1)

all property damage arising out of premises or operations rated on a remuneration basis or contractor’s equipment rated on a receipts basis, including property damage for which liability is assumed under any incidental contract relating to such premises or operations, but excluding property damage included in subparagraph (2) below;

(2)

all property damage arising out of and occurring in the course of operations performed for the named insured by independent contractors and general supervision thereof by the named insured, including any such property damage for which liability is assumed under any incidental contract relating to such operations, but this subparagraph (2) does not include property damage arising out of maintenance or repairs at premises owned by or rented to the named insured or structural alterations at such premises which do not involve changing the size of or moving buildings or other structures;

(3)	all property damage included within the products hazard and all property damage included within the completed operations hazard.

          Such aggregate limit shall apply separately to the property damage described in subparagraphs (1), (2) and (3) above, and under subparagraphs (1) and (2), separately with respect to each project away from premises owned by or rented to the named insured.

          Coverages A and B—For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

          The limits of the company’s liability shall apply separately to each consecutive annual period comprising the policy period.

IV.   POLICY PERIOD; TERRITORY

          This insurance applies only to bodily injury or property damage which occurs during the policy period as shown on page 1 of the policy of which this endorsement is a part, within the policy territory.

V. SUPPLEMENTARY PAYMENTS

          The company will pay, in addition to the applicable limit of liability:

(a)

all expenses incurred by the company, all costs taxed against the insured in any suit defended by the company and all interest on the entire amount of any judgment therein which accrues after entry of the judgment and before the company has paid or tendered or deposited in court that part of the judgment which does not exceed the limit of the company’s liability thereon;

(b)

premiums on appeal bonds required in any such suit, premiums on bonds to release attachments in any such suit for an amount not in excess of the applicable limit of liability of this endorsement, and the cost of bail bonds required of the insured because of accident or traffic law violation arising out of the use of any vehicle to which this endorsement applies, not to exceed $250 per bail bond, but the company shall have no obligation to apply for or furnish any such bonds;

(c)	expenses incurred by the insured for first aid to others at the time of an accident, for bodily injury to which this endorsement applies;

(d)

reasonable expenses incurred by the insured at the company’s request, including actual loss of wages or salary (but not loss of other income) not to exceed $25 per day because of his attendance at hearings or trials at such request.

VI.   DEFINITIONS

          When used in this endorsement (including endorsements forming a part hereof):

          “automobile” means a land motor vehicle, trailer or semi-trailer designed for travel on public roads (including any machinery or apparatus attached thereto), but does not include mobile equipment;

          “bodily injury” means bodily injury, sickness or disease sustained by any person;

          “completed operations hazard” includes bodily injury and property damage arising out of operations or reliance upon a representation or warranty made at any time with respect thereto, but only if the bodily injury or property damage occurs after such operations have been completed or abandoned and occurs away from premises owned by or rented to the named insured. “Operations” include materials, parts or equipment furnished in connection therewith. Operations shall be deemed completed at the earliest of the following times:

(1)	when all operations to be performed by or on behalf of the named insured under the contract have been completed,

(2)	when all operations to be performed by or on behalf of the named insured at the site of the operations have been completed, or

(3)

when the portion of the work out of which the injury or damage arises has been put to its intended use by any person or organization other than another contractor or subcontractor engaged in performing operations for a principal as a part of the same project.

          Operations which may require further service or maintenance work, or correction, repair or replacement because of any defect or deficiency, but which are otherwise complete, shall be deemed completed.

          The completed operations hazard does not include bodily injury or property damage arising out of

(a)	operations in connection with the transportation of property, unless the bodily injury or property damage arises out of a condition in or on a vehicle created by the loading or unloading thereof,

(b)	the existence of tools, uninstalled equipment or abandoned or unused materials, or

(c)	operations for which the classification stated in the policy or in the company’s manual specifies “including completed operations”;

          “damages” includes damages for death and for care and loss of services resulting from bodily injury and damages for loss of use of property resulting from property damage;

          “elevator” means any hoisting or lowering device to connect floors or landings, whether or not in service, and all appliances thereof including any car, platform, shaft, hoistway, stairway, runway, power equipment and machinery; but does not include an automobile servicing hoist, or a hoist without a platform outside a building if without mechanical power or if not attached to building walls, or a hod or material hoist used in alteration, construction or demolition operations, or an inclined conveyor used exclusively for carrying property or a dumbwaiter used exclusively for carrying property and having a compartment height not exceeding four feet;

          “incidental contract” means any written (1) lease of premises, (2) easement agreement, except in connection with construction or demolition operations on or adjacent to a railroad, (3) undertaking to indemnify a municipality required by municipal ordinance, except in connection with work for the municipality, (4) sidetrack agreement, or (5) elevator maintenance agreement;

          “insured” means (1) with respect to coverages A and B any person or organization qualifying as an insured in the “Persons Insured” provision of this endorsement and (2) with respect to other coverages any person or organization qualifying as an insured in the “Persons Insured” provision of the endorsement affording such coverage. The insurance afforded applies separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the company’s liability;

          “mobile equipment” means a land vehicle (including any machinery or apparatus attached thereto), whether or not self-propelled, (1) not subject to motor vehicle registration, or (2) maintained for use exclusively on premises owned by or rented to the named insured, including the ways immediately adjoining, or (3) designed for use principally off public roads, or (4) designed or maintained for the sole purpose of affording mobility to equipment of the following types forming an integral part of or permanently attached to such vehicle: power cranes, shovels, loaders, diggers and drills; concrete mixers (other than the mix-in-transit type); graders, scrapers, rollers and other road construction or repair equipment; air-compressors, pumps and generators, including spraying, welding and building cleaning equipment; and geophysical exploration and well servicing equipment;

          “named insured” means the person or organization named on page 1 of this policy;

          “named insured’s products” means goods or products manufactured, sold, handled or distributed by the named insured or by others trading under his name, including any container thereof (other than a vehicle), but “named insured’s products” shall not include a vending machine or any property other than such container, rented to or located for use of others but not sold;

          “occurrence” means an accident, including injurious exposure to conditions, which results, during the policy period, in bodily injury or property damage neither expected nor intended from the standpoint of the insured;

          “policy territory” means

(1)	the United States of America, its territories or possessions, or Canada, or

(2)	international waters or air space, provided the bodily injury or property damage does not occur in the course of travel or transportation to or from any other country, state or nation, or

(3)

anywhere in the world with respect to damages because of bodily injury or property damage arising out of a product which was sold for use or consumption within the territory described in paragraph (1) above, provided the original suit for such damages is brought within such territory;

“products hazard” includes bodily injury and property damage arising out of the named insured’s products or reliance upon a representation or warranty made at any time with respect thereto, but only if the bodily injury or property damage occurs away from premises owned by or rented to the named insured and after physical possession of such products has been relinquished to others;

“property damage” means injury to or destruction of tangible property.

VII.   CONDITIONS

          1.  Premium: An estimated premium for this endorsement has been used as a factor in the computation of the Provisional premium for this policy. The actual premium for the insurance afforded by this endorsement, determined in accordance with the Company’s rules, rates, rating plans, premium and minimum premiums applicable to this insurance, shall be included as a factor in the computation of the earned premium for this policy.

          The named insured shall maintain records of such information as is necessary for premium computation, and shall send copies of such records to the company at the end of the policy period and at such times during the policy period as the company may direct.

          2.  Financial Responsibility Laws: When this endorsement is certified as proof of financial responsibility for the future under the provisions of any motor vehicle financial responsibility law, such insurance as is afforded by this endorsement for bodily injury liability or for property damage liability shall comply with the provisions of such law to the extent of the coverage and limits of liability required by such law. The insured agrees to reimburse the company for any payment made by the company which it would not have been obligated to make under the terms of this endorsement except for the agreement contained in this paragraph.

          3. Insured’s Duties in the Event of Occurrence, Claim or Suit:

(a)

In the event of an occurrence, written notice containing particulars sufficient to identify the insured and also reasonably obtainable information with respect to the time, place and circumstances thereof, and the names and addresses of the injured and of available witnesses, shall be given by or for the insured to the company or any of its authorized agents as soon as practicable. The named insured shall promptly take at his expense all reasonable steps to prevent other bodily injury or property damage from arising out of the same or similar conditions, but such expense shall not be recoverable under this endorsement.

(b)	If claim is made or suit is brought against the insured, the insured shall immediately forward to the company every demand, notice, summons or other process received by him or his representative.

(c)

The insured shall cooperate with the company and, upon the company’s request, assist in making settlements, in the conduct of suits and in enforcing any right of contribution or indemnity against any person or organization who may be liable to the insured because of bodily injury or property damage with respect to which insurance is afforded under this endorsement; and the insured shall attend hearings and trials and assist in securing and giving evidence and obtaining the attendance of witnesses. The insured shall not, except at his own cost, voluntarily make any payment, assume any obligation or incur any expense other than for first aid to others at the time of accident.

          4. Action Against Company: No action shall lie against the company unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this endorsement, nor until the amount of the insurer’s obligation to pay shall have been finally determined either by judgment against the insured after actual trial or by written agreement of the insured, the claimant and the company.

          Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this endorsement to the extent of the insurance afforded by this endorsement. No person or organization shall have any right under this endorsement to join the company as a party to any action against the insured to determine the insured’s liability, nor shall the company be impleaded by the insured or his legal representative. Bankruptcy or insolvency of the insured or of the insured’s estate shall not relieve the company of any of its obligations hereunder.

          5. Other Insurance: The insurance afforded by this endorsement is primary insurance, except when stated to apply in excess of or contingent upon the absence of other insurance. When this insurance is primary and the insured has other insurance which is stated to be applicable to the loss on an excess or contingent basis, the amount of the company’s liability under this endorsement shall not be reduced by the existence of such other insurance.

          When both this insurance and other insurance apply to the loss on the same basis, whether primary, excess or contingent, the company shall not be liable under this endorsement for a greater proportion of the loss than that stated in the applicable contribution provision below:

(a)

Contribution by Equal Shares. If all of such other valid and collectible insurance provides for contribution by equal shares, the company shall not be liable for a greater proportion of such loss than would be payable if each insurer contributes an equal share until the share of each insurer equals the lowest applicable limit of liability under any one policy or the full amount of the loss is paid, and with respect to any amount of loss not so paid the remaining insurers then continue to contribute equal shares of the remaining amount of the loss until each such insurer has paid its limit in full or the full amount of the loss is paid.

(b)

Contribution by Limits. If any of such other insurance does not provide for contribution by equal shares, the company shall not be liable for a greater proportion of such loss than the applicable limit of liability under this endorsement for such loss bears to the total applicable limit of liability of all valid and collectible insurance against such loss.

          6. Subrogation: In the event of any payment under this endorsement, the company shall be subrogated to all the insured’s rights of recovery therefor against any person or organization and the insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The insured shall do nothing after loss to prejudice such rights.

          7. Changes: Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this endorsement or estop the company from asserting any right under the terms of this endorsement; nor shall the terms of this endorsement be waived or changed, except by endorsement issued to form a part of this endorsement, signed by a duly authorized representative of the company.

          8. Assignment: Assignment of interest under this endorsement shall not bind the company until its consent is endorsed hereon; if, however, the named insured shall die, such insurance as is afforded by this endorsement shall apply (1) to the named insured’s legal representative, as the named insured, but only while acting within the scope of his duties as such, and (2) with respect to the property of the named insured, to the person having proper temporary custody thereof, as insured, but only until the appointment and qualification of the legal representative.

          9. Cancellation: This endorsement may be cancelled in accordance with the cancellation provisions on page 2 of the policy of which it forms a part.

          10. Declarations: By acceptance of this endorsement, the named insured agrees that the statements in the declarations are his agreements and representations, that this endorsement is issued in reliance upon the truth of such representations and that this endorsement embodies all agreements existing between himself and the company or any of its agents relating to this insurance.

          11. None of the provisions, stipulations and other terms of the policy to which this endorsement is attached shall apply to insurance hereunder except as expressly provided in this endorsement. All the General Provisions of the policy apply to this endorsement except those specifically stated to apply only to other parts.

Endorsement No. CBP 644E
Policy No. CBP 94227

EMPLOYERS’ NON-OWNERSHIP LIABILITY - AIRCRAFT

It is agreed that notwithstanding anything to the contrary set forth in exclusion (b) of Part VI of this policy the insurance afforded under Part VI of the policy applies to the liability of the insured for bodily injury, sickness, disease or death or injury to or destruction of property arising out of the operation of any aircraft by any employee of the insured, subject to the following provisions:

1.	The insurance does not apply to the operation of any aircraft owned in whole or in part by, or registered in the name of, the insured.

2.

The insurance shall be excess over any other valid and collectible insurance available to the insured, either as an insured under a policy applicable with respect to the aircraft or otherwise, against a loss for which insurance is afforded by this endorsement.

[ILLEGIBLE]

Endorsement No. CBP 6005D

NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT

Broad Form

This endorsement forms part of Part VI and modifies the provisions of the policy relating to Comprehensive General Liability Insurance and Medical Payments Insurance.

          I. Subject to the provisions of paragraph III of this endorsement, it is agreed that the policy and any endorsement used therewith, regardless of whether such endorsement makes the policy exclusions inapplicable, does not apply:

A.	Under any Liability Coverage, to bodily injury or property damage

(1)

with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(2)

resulting from the hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

B.

Under any Medical Payments Coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respect to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

C.	Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if

	(1)	the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of, an insured, or (b) has been discharged or dispersed therefrom;

	(2)	the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(3)

the bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (3) applies only to property damage to such nuclear facility and any property thereat.

	II.	As used in this endorsement:

“hazardous properties” include radioactive, toxic or explosive properties;

“nuclear material” means source material, special nuclear material or byproduct material;

“source material”, “special nuclear material”, and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

“spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

“waste” means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;

“nuclear facility” means

(a) any nuclear reactor,

(b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)

any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

“nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

“property damage” includes all forms of radioactive contamination of property.

III. The provisions of this endorsement do not apply to Comprehensive Personal and Farmer’s Comprehensive Personal Insurance.

Endorsement No. CBP 678E
Policy No. CBP 94227

PERSONAL INJURY LIABILITY INSURANCE

          This endorsement forms part of Part VI of the above-numbered policy.

SCHEDULE

Coverage			Limits of Liability

P.	Personal Injury Liability		$ 100,000. each person aggregate
	The insurance afforded is only with respect to personal injury arising out of an offense included within such of the following groups of offenses as are indicated by the word “Included.”		$ 300,000. general aggregate Insured’s Participation 0%

Groups of Offenses			Indicate if Included

	A.	False Arrest, Detention or Imprisonment, or Malicious Prosecution	INCLUDED
	B.	Libel, Slander, Defamation or Violation of Right of Privacy	INCLUDED
	C.	Wrongful Entry or Eviction or Other Invasion of Right of Private Occupancy	INCLUDED

I. COVERAGE P—PERSONAL INJURY LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of injury (herein called “personal injury”) sustained by any person or organization and arising out of one or more of the following offenses committed in the conduct of the named insured’s business:

Group A—	false arrest, detention or imprisonment, or malicious prosecution;

Group B—

the publication or utterance of a libel or slander or of other defamatory or disparaging material, or a publication or utterance in violation of an individual’s right of privacy; except publications or utterances in the course of or related to advertising, broadcasting or telecasting activities conducted by or on behalf of the named insured;

Group C—	wrongful entry or eviction, or other invasion of the right of private occupancy;

if such offense is committed during the policy period within the United States of America, its territories or possessions, or Canada, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such personal injury even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

This insurance does not apply:

(a)	to liability assumed by the insured under any contract or agreement;

(b)	to personal injury arising out of the wilful violation of a penal statute or ordinance committed by or with the knowledge or consent of any insured;

Liab. 6688A

(c)	to personal injury sustained by any person as a result of an offense directly or indirectly related to the employment of such person by the named insured;

(d)

to personal injury arising out of any publication or utterance described in Group B, if the first injurious publication or utterance of the same or similar material by or on behalf of the named insured was made prior to the effective date of this insurance.

(e)

to personal injury arising out of a publication or utterance described in Group B concerning any organization or business enterprise, or its products or services, made by or at the direction of any insured with knowledge of the falsity thereof.

II. PERSONS INSURED

Each of the following is an insured under this insurance to the extent set forth below:

(a)	if the named insured is designated in the declarations as an individual, the person so designated;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such.

          This insurance does not apply to personal injury arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured.

III. LIMITS OF LIABILITY—INSURED’S PARTICIPATION

          Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain personal injury, or (3) claims made or suits brought on account of personal injury, the total liability of the company for all damages because of all personal injury to which this coverage applies, sustained by any one person or organization, shall not exceed the limit of personal injury liability stated in the schedule as “each person aggregate”.

          Subject to the above provision respecting “each person aggregate”, the total limit of the company’s liability under this coverage for all damages shall not exceed the limit of personal injury liability stated in the schedule as “general aggregate”.

          If a participation percentage is stated in the schedule for the insured, the company shall not be liable for a greater proportion of any loss than the difference between such percentage and one hundred percent and the balance of the loss shall be borne by the insured; provided, the company may pay the insured’s portion of a loss to effect settlement of the loss, and, upon notification of the action taken, the named insured shall promptly reimburse the company therefor.

          The limits of the company’s liability shall apply separately to each consecutive annual period comprising the policy period.

IV. AMENDED DEFINITION

          When used in reference to this insurance:

“damages” means only those damages which are payable because of personal injury arising out of an offense to which this insurance applies.

V. ADDITIONAL CONDITION

          The following provisions of Part VI apply to the insurance afforded under this endorsement; Supplementary Payments; Definitions, other than the definition of damages; Conditons; Nuclear Energy Liability Exclusion.

Endorsement No. CBP 6009E
Policy No. CBP 94227

CONTRACTUAL LIABILITY INSURANCE

(Blanket Coverage)

          This endorsement forms part of Part VI of the above numbered policy.

SCHEDULE

          The insurance afforded for contractual liability is only with respect to such of the following coverages as are indicated by specific limits of liability. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto.

Coverages	Limits of Liability
Contractual Bodily Injury Liability		$100,000.00	each person
		$300,000.00	each occurrence
Contractual Property Damage Liability		$100,000.00	each occurrence
		$100,000.00	aggregate

Designation of Contracts	Premium Bases		Code

ANY CONSTRUCTION AGREEMENT ANY PURCHASE ORDER AGREEMENT ANY SERVICE AND INSTALLATION AGREEMENT	Cost
BASES TO BE DETERMINED

          The following exclusions do not apply with respect to any “construction agreement”:

          The company, in consideration of the payment of the premium and subject to all of the provisions of Part VI of the policy not expressly modified herein, agrees with the named insured as follows:

I. COVERAGES—CONTRACTUAL BODILY INJURY LIABILITY
CONTRACTUAL PROPERTY DAMAGE LIABILITY

          The company will pay on behalf of the insured all sums which the insured, by reason of contractual liability assumed by him under any written contract of the type designated in the schedule for this insurance, shall become legally obligated to pay as damages because of bodily injury or
property damage

to which this insurance applies, caused by an occurrence, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend

(1)	any arbitration proceeding wherein the company is not entitled to exercise the insured’s rights in the choice of arbitrators and in the conduct of such proceedings, or

(2)	any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

This insurance does not apply:

(a)	to liability assumed by the insured under any incidental contract;

Pac. Liab. 3328A

CLI-1

(b)	(1)	if the Insured is an architect, engineer or surveyor, to bodily injury or property damage arising out of professional services performed by such insured, including

(i) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications, and

(ii) supervisory, inspection or engineering services;

	(2)	if the indemnitee of the insured is an architect, engineer or surveyor, to the liability of the indemnitee, his agents or employees, arising out of

(i) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications, or

(ii)

the giving of or the failure to give directions or instructions by the indemnitee, his agents or employees, provided such giving or failure to give is the primary cause of the bodily injury or property damage;

(c)	to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing;

(d)

to bodily injury or property damage for which the indemnitee may be held liable, as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages or as an owner or lessor of premises used for such purposes, by reason of the selling, serving or giving of any alcoholic beverage (1) in violation of any statute, ordinance or regulation, (2) to a minor, (3) to a person under the influence of alcohol, or (4) which causes or contributes to the intoxication of any person;

(e)

to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(f)	to property damage to

	(1)	property owned or occupied by or rented to the insured,

	(2)	property used by the insured, or

	(3)	property in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control;

(g)

to any obligation for which the insured may be held liable in an action on a contract by a third party beneficiary for bodily injury or property damage arising out of a project for a public authority; but this exclusion does not apply to an action by the public authority or any other person or organization engaged in the project;

(h)	to property damage to premises alienated by the named insured arising out of such premises or any part thereof;

(i)

to bodily injury or property damage resulting from the failure of the named insured’s products or work completed by or for the named insured to perform the function or serve the purpose intended by the named insured, if such failure is due to a mistake or deficiency in any design, formula, plan, specifications, advertising material or printed instructions prepared or developed by any insured; but this exclusion does not apply to bodily injury, or property damage resulting from the active malfunctioning of such products or work;

(j)	to property damage to the named insured’s products arising out of such products or any part of such products;

(k)	to property damage to work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith;

(1)

to damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the named insured’s products or work completed by or for the named insured or of any property which such products of work form a part, if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

          Unless stated in the schedule above as not applicable, the following exclusions also apply to contractual liability assumed by the insured under any agreement relating to construction operations.

          This insurance does not apply:

(m)	to bodily injury or property damage arising out of construction, maintenance or repair of watercraft or loading or unloading thereof;

(n)	to bodily injury or property damage arising out of operations, within fifty feet of any railroad property, affecting any railroad bridge or trestle, tracks, road beds, tunnel, underpass or crossing.

CLI-2

II. PERSONS INSURED

Each of the following is an insured under this insurance to the extent set forth below:

(a)	if the named insured is designated in the declarations of Part VI as an individual, the person so designated;

(b)

if the named insured is designated in the declarations of Part VI as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations of Part VI as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such.

III. LIMITS OF LIABILITY

          Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain bodily injury or property damage, or (3) claims made or suit brought on account of bodily injury or property damage, the company’s liability is limited as follows:

Contractual Bodily Injury Liability: The limit of bodily injury liability stated in the schedule as applicable to “each person” is the limit of the company’s liability for all damages because of bodily injury sustained by one person as the result of any one occurrence; but subject to the above provision respecting “each person”, the total liability of the company for all damages because of bodily injury sustained by two or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the schedule as applicable to “each occurrence”.

Contractual Property Damage Liability: The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the schedule as applicable to “each occurrence”.

          Subject to the above provision respecting “each occurrence”, the total liability of the company for all damages because of all property damage to which this coverage applies shall not exceed the limit of property damage liability stated in the schedule as “aggregate”. Such aggregate limit of liability applies separately with respect to each project away from premises owned by or rented to the named insured.

Contractual Bodily Injury and Property Damage Liability: For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

          The limits of the company’s liability shall apply separately to each consecutive annual period comprising the policy period.

IV. ENDORSEMENT PERIOD; TERRITORY

          This insurance applies only to bodily injury or property damage which occurs during the endorsement period within the policy territory.

V. ADDITIONAL DEFINITIONS

          When used in reference to this insurance (including endorsements forming a part of Part VI of the policy):

          “Contractual liability” means liability expressly assumed under a written contract or agreement; provided, however, that contractual liability shall not be construed as including liability under a warranty of the fitness or quality of the named insured’s products or a warranty that work performed by or on behalf of the named insured will be done in a workmanlike manner;

          “Suit” includes an arbitration proceeding to which the insured is required to submit or to which the insured has submitted with the company’s consent.

CLI-3

VI. ADDITIONAL CONDITIONS

1.	Arbitration: The company shall be entitled to exercise all of the insured’s rights in the choice of arbitrators and in the conduct of any arbitration proceeding.

2.

Premium: When used as a premium basis, the word “cost” means the total cost of all work in connection with all contracts of the type designated in the schedule for this insurance with respect to which “cost” is the basis of premium, regardless of whether any liability is assumed under such contracts by the insured. It includes the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the insured, or others including all fees, allowances, bonuses or commissions made, paid or due. It shall not include the cost of any operations to which exclusions (m) or (n) apply, unless such exclusions are voided in the schedule.

          The provisional premium for this policy includes an estimated premium on account of such written contracts as are on file with or known to the company. The named insured shall notify the company of all other written contracts entered into during the policy period to which this insurance applies.

3.	The following provisions of Part VI apply to the insurance afforded by this endorsement: Supplementary Payments; Definitions; Conditions; Nuclear Energy Exclusion Endorsement.

CLI-4

EFFECTIVE JANUARY 1, 1972	POLICY NO. CBP 94227
REPLACING CBP 634F

Endorsement No. CPB 6024

BROAD FORM PROPERTY DAMAGE COVERAGE—PART VI

(Including Completed Operations)

This endorsement forms part of Part VI and modifies such insurance as is afforded by the provisions of Part VI of the policy relating to the following:

COMPREHENSIVE GENERAL LIABILITY INSURANCE
CONTRACTUAL LIABILITY INSURANCE

It is agreed that the insurance for property damage liability applies, subject to the following additional provisions:

A.

The exclusions relating to property damage to (1) property owned, occupied or used by or rented to the insured or in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control and (2) work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith, are replaced by the following exclusions (y) and (z):

	(y)	to property damage

(1)

to property owned or occupied by or rented to the insured, or, except with respect to the use of elevators, to property held by the insured for sale or entrusted to the insured for storage or safekeeping,

		(2)	except with respect to liability under a written sidetrack agreement or the use of elevators to

			(a)	property while on premises owned by or rented to the insured for the purpose of having operations performed on such property by or on behalf of the insured,

			(b)	tools or equipment while being used by the insured in performing his operations,

			(c)	property in the custody of the insured which is to be installed, erected or used in construction by the insured,

			(d)	that particular part of any property, not on premises owned by or rented to the insured,

(i) upon which operations are being performed by or on behalf of the insured at the time of the property damage arising out of such operations, or

(ii) out of which any property damage arises, or

(iii) the restoration, repair or replacement of which has been made or is necessary by reason of faulty workmanship thereon by or on behalf of the insured;

(z)

with respect to the completed operations hazard, to property damage to work performed by the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith.

B.

The insurance afforded by this endorsement shall be excess insurance over any valid and collectible property insurance (including any deductible portion thereof) available to the insured, such as but not limited to Fire and Extended Coverage, Builder’s Risk Coverage or Installation Risk Coverage, and the “Other Insurance” Condition is amended accordingly.

Liab. 7104

EFFECTIVE JANUARY 1, 1972	POLICY NO. CBP 94227

Endorsement No. CBP 6036

EXCLUSION
(Contamination or Pollution)

          This endorsement forms part of Part VI of the policy and modifies such insurance as is afforded by the provisions of Part VI of the policy relating to the following:

Comprehensive General Liability Insurance
Contractual Liability Insurance
Storekeeper’s Insurance

          It is agreed that the insurance does not apply to bodily injury or property damage arising out of the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water; but this exclusion does not apply if such discharge, dispersal, release or escape is sudden and accidental.

Liab. 7287
G335

SPECIAL ENDORSEMENT A
POLICY NO: CBP 94227

ADDITIONAL INSURED - PART VI

IT IS AGREED THAT SUCH INSURANCE AS IS AFFORDED BY PART VI OF THE POLICY APPLIES TO THE ORGANIZATIONS NAMED BELOW:

1.	THE BUNKER HILL COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE STAR MINE.

2.	AMERICAN SMELTING AND REFINING COMPANY, BUT ONLY AS RESPECTS THE CONSOLIDATED SILVER (CONSIL) PROJECT.

3.	NEW PARK MINING COMPANY, BUT ONLY AS RESPECTS THE OWNERSHIP AND OPERATION OF THE MAYFLOWER MINE.

4.	RUBY HILL MINING COMPANY.

5.	NEWMONT MINING COMPANY.

6.	SILVER EUREKA CORPORATION.

7.	CYPRESS EXPLORATION CORPORATION.

8.	RICHMOND-EUREKA MINING COMPANY.

9.	EL PASO NATURAL GAS COMPANY, BUT ONLY AS RESPECTS THE LAKESHORE PROJECT, PINAL COUNTY, ARIZONA.

10.	PAPAGO INDIAN TRIBE, BUT ONLY AS RESPECTS THE LAKESHORE PROJECT, PINAL COUNTY, ARIZONA.

THE INTEREST OF ADDITIONAL INSURED 4, 5, 6, 7 AND 8 APPLY ONLY AS RESPECT THE OWNERSHIP AND OPERATION OF THE RUBY HILL MINE AND/OR THE RUBY HILL PROJECT.

[ILLEGIBLE]

SPECIAL ENDORSEMENT B
POLICY NO. CBP 94227

ADDITIONAL INSURING AGREEMENT - PART VI

IT IS HEREBY AGREED THAT “INSURING AGREEMENT I” OF THE PERSONAL INJURY LIABILITY COVERAGE ENDORSEMENT IS AMENDED BY THE INCLUSION THEREIN OF THE FOLLOWING:

HAZARD D

DISCRIMINATION (OTHER THAN UNFAIR TRADE PRACTICES), WHERE INSURANCE IN CONNECTION THEREWITH IS NOT PROHIBITED OR HELD VIOLATIVE OF LAW OR PUBLIC POLICY BY LEGISLATION, COURT DECISION OR ADMINISTRATIVE RULING.

[ILLEGIBLE]

			A STOCK COMPANY	Policy No.
Policy	THE CONTINENTAL			L1 28 53 18
Issued By	INSURANCE COMPANY	1
	NEW YORK, N.Y.

Renewal of:
Producer’s	. Fred S. James & Co. of Wash. Inc.	46 810 446
Name	. P.O. Box 2151		◄ Producer’s	NEW
and	. Spokane, Washington 99210		Code
[ILLEGIBLE]

Named		The named insured is:
Insured	. Hecla Mining Company	Individual ☐; Partnership ☐; Corporation ☐;
and Address	. P.O. BOX 320	Joint Venture ☐;
Number and	. Wallace, Idaho 83800	Other (specify)
Street, Town or
City, County		Business of the named insured is:
and State)

Item 2.
Policy Period:	From 12:01A.M., Feb. 15, 1978 to Feb. 15, 1979
(Hour and Minute)
12:01 A.M., standard time at the address of the named insured as stated herein.

Audit Period:	Annual, unless otherwise stated.

Audit Required
☒ Yes	☐ No

LIABILITY INSURANCE POLICY – SECTION TWO – DECLARATIONS
(For Automobile Insurance or General Liability Insurance separately or combined)

Item 3.	The insurance afforded is only with respect to such of the following Coverage Parts as are indicated by specific premium charge or charges.

Coverage Parts	Advance Premiums
Basic Automobile Liability Insurance	$
Comprehensive Automobile Liability Insurance		$6,496
Automobile Medical Payments Insurance	$
Garage Insurance	$
Uninsured Motorists Insurance		$112
Automobile Physical Damage Insurance		$457
Automobile Physical Damage Insurance (Dealers)	$
	$
	$
	$
Comprehensive General Liability Insurance		$47,307
Owners’, Landlords’ and Tenants’ Liability Insurance	$
Manufacturers’ and Contractors’ Liability Insurance	$
Comprehensive Personal Insurance	$
Farmer’s Comprehensive Personal Insurance	$
Contractual Liability Insurance		$65
Premises Medical Payments Insurance	$
Owners’ and Contractors’ Protective Liability Insurance	$
Personal Injury Liability Insurance		$2,186
	$
	$
	$
	$
	$
Total Advance Premium for this policy		$56,623

Form numbers of endorsements forming a part of the policy on its effective date: 6680 7104 6688
7165 7251 0001 604 610 0010 0025 0037 0030 8186 7240

Premium is payable: On effective date of policy	$56,623	;	1st Anniversary	$	;	2nd Anniversary	$

This declarations page shall not be binding on the company unless countersigned by a duly authorized representative of the company, and attached, [ILLEGIBLE] issued, to Section One of the company’s Liability Insurance Policy, and completed by one or more Coverage Parts for which there is an advance [ILLEGIBLE] indicated on this page.

Countersigned by

LIAB 6625C

SCHEDULE

The insurance afforded is only with respect [ILLEGIBLE] each of the following coverages as are indicated [ILLEGIBLE] premium charge or charges. The limit of the company’s liability against each such [ILLEGIBLE] shall be as stated herein, subject to all [ILLEGIBLE] of this policy having reference thereto.

COVERAGES AND LIMITS OF LIABILITY

Coverage A Bodily Injury Liability	Coverage B Property Damage Liability

each occurrence	aggregate	each occurrence	aggregate
$500,000	$500,000	$500,000	$500,000

Advance Premium	$14,663	Advance Premium	$32,644
Total Advance Premium	$47,307

GENERAL LIABILITY HAZARDS

			Rates		Advance Premium
Description of Hazards	Code No.	Premium Bases	Bodily Injury Liability	Property Damage Liability	Bodily Injury Liability	Property Damage Liability
(a) Premises—Operations		(a) Area (sq.ft.)	(a) Per 100sq.ft. of Area
		(b) Remuneration	(b) Per $100 of Remuneration
		(c)	(c)

As per Form 7240 attached					14,583	32,553

(b) Escalators		Number Insured	Per Landing

(c) Independent Contractors		Cost	Per $100 of Cost
Construction operations-owner (not railroads) excluding operations on board ships	16292	TBD	.0407	.0276	22mp	19mp

(d) Completed Operations		Receipts	Per $1,000 of Receipts

(e) Products		Sales	Per $1,000 of Sales

Composition goods-not floor coverings	26612	TBD	1.193	.623	58mp	72mp

GENERAL LIABILITY MINIMUM PREMIUMS

Bodily Injury Liability		Property Damage Liability		Bodily Injury Liability		Property Damage Liability		Bodily Injury Liability		Property Damage Liability
(a) $	77		$25	(c) $	22		$19	(e) $	58	$72
(b) $		$		(d) $		$

Locations of all premises owned by, rented to or controlled by the named insured. (Enter “same” if same location as address shown in Item 1. of declarations.)

Interest of named insured in such premises. (Describe interest, such as “owner”, “general lessee” or “tenant”.)____________

Part occupied by named insured___________________________________________________________________________

The foregoing discloses all hazards insured hereunder known to exist at the effective date of this policy, unless otherwise stated herein.

When used as a premium basis:

1.

“admissions” means the total number of persons, other than employees of the named insured, admitted to the event insured or to events conducted on the premises whether on paid admission tickets, complimentary tickets or passes;

2.

“cost” means the total cost to the named insured with respect to operations performed for the named insured during the policy period by independent contractors of all work let or sub-let in connection with each specific project, including the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the owner, contractor or subcontractor, including all fees, allowances, bonuses or commissions made, paid or due;

3.

“receipts” means the gross amount of money charged by the named insured for such operations by the named insured or by others during the policy period as are rated on the receipts basis other than receipts from telecasting; broadcasting or motion pictures, and includes taxes, other than taxes which the named insured collects as a separate item and remits directly to a governmental division;

4.

“remuneration” means the entire remuneration earned during the policy period by proprietors and by all employees of the named insured, other than chaufleurs (except operators of mobile equipment) and aircraft pilots and co-pilots, subject to any overtime earnings or limitation of remuneration rule applicable in accordance with the manuals in use by the company;

5.

“sales” means the gross amount of money charged by the named insured or by others trading under his name for all goods and products sold or distributed during the policy period and charged during the policy period for installation, servicing or repair, and includes taxes, other than taxes which the named insured and such others collect as a separate item and remit directly to a governmental division.

Policy Issued By __________________________________________________	Policy No. _________________________

Named Insured _______________________________________________________________________________________

This Coverage Part shall not be binding upon the company unless attached to Sections One and Two of the company’s Liability Insurance Policy.

LIAB. 66808	PRINTED IN U.S.A

COMPREHENSIVE GENERAL LIABILITY INSURANCE

I.	COVERAGE A—BODILY INJURY LIABILITY
COVERAGE B—PROPERTY DAMAGE LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of

A.	bodily injury or
B.	property damage

to which this insurance applies, caused by an occurrence, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

This insurance does not apply:

(a)

to liability assumed by the insured under any contract or agreement except an incidental contract, but this exclusion does not apply to a warranty of fitness or quality of the named insured’s products or a warranty that work performed by or on behalf of the named insured will be done in a workmanlike manner;

(b)	to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of

	(1)	any automobile or aircraft owned or operated by or rented or loaned to any insured, or

	(2)	any other automobile or aircraft operated by any person in the course of his employment by any insured;

but this exclusion does not apply to the parking of an automobile on premises owned by, rented to or controlled by the named insured or the ways immediately adjoining, if such automobile is not owned by or rented or loaned to any insured;

(c)

to bodily injury or property damage arising out of (1) the ownership, maintenance, operation, use, loading or unloading of any mobile equipment while being used in any prearranged or organized racing, speed or demolition contest or in any stunting activity or in practice or preparation for any such contest or activity or (2) the operation or use of any snowmobile or trailer designed for use therewith;

(d)	to bodily injury or property damage arising out of and in the course of the transportation of mobile equipment by an automobile owned or operated by or rented or loaned to any insured;

(e)	to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of

	(1)	any watercraft owned or operated by or rented or loaned to any insured, or

	(2)	any other watercraft operated by any person in the course of his employment by any insured;

but this exclusion does not apply to watercraft while ashore on premises owned by, rented to or controlled by the named insured;

(f)

to bodily injury or property damage arising out of the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any water course or body of water; but this exclusion does not apply if such discharge, dispersal, release or escape is sudden and accidental;

(g)	to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing, with respect to

	(1)	liability assumed by the insured under an incidental contract or

	(2)	expenses for first aid under the Supplementary Payments provision;

(h)	to bodily injury or property damage for which the insured or his indemnitee may be held liable

	(1)	as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages, or

	(2)	if not so engaged, as an owner or lessor of premises used for such purposes, if such liability is imposed

	(i)	by, or because of the violation of, any statute, ordinance or regulation pertaining to the sale, gift, distribution or use of any alcoholic beverage, or

	(ii)	by reason of the selling, serving or giving of any alcoholic beverage to a minor or to a person under the influence of alcohol or which causes or contributes to the intoxication of any person;

but part (ii) of this exclusion does not apply with respect to liability of the insured or his indemnitee as an owner or lessor described in (2) above;

(i)

to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(j)

to bodily injury to any employee of the insured arising out of and in the course of his employment by the insured or to any obligation of the insured to indemnity another because of damages arising out of such injury; but this exclusion does not apply to liability assumed by the insured under an incidental contract;

(k)	to property damage to

	(1)	property owned or occupied by or rented to the insured,

	(2)	property used by the insured, or

	(3)	property in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control;

but parts (2) and (3) of this exclusion do not apply with respect to liability under a written sidetrack agreement and part (3) of this exclusion does not apply with respect to property damage (other than to elevators) arising out of the use of an elevator at premises owned by, rented to or controlled by the named insured;

(l)	to property damage to premises alienated by the named insured arising out of such premises or any part thereof;

(m)	to loss of use of tangible property which has not been physically injured or destroyed resulting from

	(1)	a delay in or lack of performance by or on behalf of the named insured of any contract or agreement, or

(2)

the failure of the named insured’s products or work performed by or on behalf of the named insured to meet the level of performance, quality, fitness or durability warranted or represented by the named insured;

but this exclusion does not apply to loss of use of other tangible property resulting from the sudden and accidental physical injury to or destruction of the named insured’s products or work performed by or on behalf of the named insured after such products or work have been put to use by any person or organization other than an insured;

(n)	to property damage to the named insured’s products arising out of such products or any part of such products;

(o)	to property damage to work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith;

(p)

to damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the named insured’s products or work completed by or for the named insured or of any property of which such products or work form a part, if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

II.	PERSONS INSURED

Each of the following is an insured under this insurance to the extent set forth below:

(a)

if the named insured is designated in the declarations as an individual, the person so designated but only with respect to the conduct of a business of which he is the sole proprietor, and the spouse of the named insured with respect to the conduct of such a business;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such;

(d)	any person (other than an employee of the named insured) or organization while acting as real estate manager for the named insured; and

(e)	with respect to the operation, for the purpose of locomotion upon a public highway, of mobile equipment registered under any motor vehicle registration law,

(i) an employee of the named insured while operating any such equipment in the course of his employment, and

(ii)

any other person while operating with the permission of the named insured any such equipment registered in the name of the named insured and any person or organization legally responsible for such operation, but only if there is no other valid and collectible insurance available, either on a primary or excess basis, to such person or organization;

provided that no person or organization shall be an insured under this paragraph (e) with respect to:

(1) bodily injury to any fellow employee of such person injured in the course of his employment, or

(2) property damage to property owned by, rented to, in charge of or occupied by the named insured or the employer of any person described in subparagraph (ii).

This insurance does not apply to bodily injury or property damage arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured.;

III.	LIMITS OF LIABILITY

     Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain bodily injury or property damage, or (3) claims made or suits brought on account of bodily injury or property damage, the company’s liability is limited as follows:

     Coverage A—The total liability of the company for all damages, including damages for care and loss of services, because of bodily injury sustained by one or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the schedule as applicable to “each occurrence.”

     Subject to the above provision respecting “each occurrence”, the total liability of the company for all damages because of (1) all bodily injury included within completed operations hazard and (2) all bodily injury included within the products hazard shall not exceed the limit of bodily injury liability stated in the schedule as “aggregate”.

     Coverage B—The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the schedule as applicable to “each occurrence”.

     Subject to the above provision respecting “each occurrence”, the total liability of the company for all damages because of all property damage to which this coverage applies and described in any of the numbered subparagraphs below shall not exceed the limit of property damage liability stated in the schedule as “aggregate”;

(1)

all property damage arising out of premises or operations rated on a remuneration basis or contractor’s equipment rated on a receipts basis, including property damage for which liability is assumed under any incidental contract relating to such premises or operations, but excluding property damage included in subparagraph (2) below;

(2)

all property damage arising out of and occurring in the course of operations performed for the named insured by independent contractors and general supervision thereof by the named insured, including any such property damage for which liability is assumed under any incidental contract relating to such operations, but this subparagraph (2) does not include property damage arising out of maintenance or repairs at premises owned by or rented to the named insured or structural alterations at such premises which do not involve changing the size of or moving buildings or other structures;

(3)	all property damage included within the products hazard and all property damage included within the completed operations hazard.

     Such aggregate limit shall apply separately to the property damage described in subparagraphs (1), (2) and (3) above, and under subparagraphs (1) and (2), separately with respect to each project away from premises owned by or rented to the named insured.

     Coverages A and B—For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

IV. POLICY TERRITORY

     This insurance applies only to bodily injury or property damage which occurs within the policy territory.

LIAB. 66808	OVER

SCHEDULE EXTENDED
– GENERAL LIABILITY INSURANCE

Policy No. ______________________ Issued to _____________________________________________________________

						RATES	ADVANCE PREMIUM
DESCRIPTION OF HAZARDS	CODE NO.		PREMIUM BASES		BODILY INJURY LIABILITY	PROPERTY DAMAGE LIABILITY	BODILY INJURY LIABILITY	PROPERTY DAMAGE LIABILITY

M&C Mining NOC - Idaho	12002		b)		6,761,000.173	.251	11,697	16,970
	X					.126		8,519
Mining NOC - Nevada	12002		b)		15,000.250	.126	38	19
	X					.126		19
Mining NOC - Colorado	12002		b)	TBD	.115	.0904	Incl	Incl
	X					.126		Incl
Geophysical Exploration - seismic method - all employees-including completed operations

Idaho	13841	z	b)		58,000.672	.502	390	291
Colorado	13841	z	b)		29,000.595	.326	173	95

Ore Mining - Idaho	33300		b)		487,554.346	.176	1,687	858
Machine Shops - Idaho	39996		b)		169,873.346	.176	588	299

Excess Limits	99901		Flat Charge				10	45

Broad Form Property Damage	99982		@ 20%					5,438

LIAB 7240	PRINTED IN U.S.A.

[ILLEGIBLE] FORM PROPERTY DAMAGE ENDORSEMENT
(Including Completed Operations)

This endorsement modifies such insurance as is afforded by the provisions of the policy relating to the following:

COMPREHENSIVE GENERAL LIABILITY INSURANCE
CONTRACTUAL LIABILITY INSURANCE

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
Issued By

Producer’s Name and Address		Producer’s Code	Effective
	.		_____________,19 ___at ________.M.
	. .		Hour and Minute

Named Insured and Address (Number and Street, Town or City, County and State)	. . . .

It is agreed that the insurance for property damage liability applies, subject to the following additional provisions:

A.

The exclusions relating to property damage to (1) property owned, occupied or used by or rented to the insured or in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control and (2) work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith, are replaced by the following exclusions (y) and (z):

	(y)	to property damage

(1)

to property owned or occupied by or rented to the insured, or, except with respect to the use of elevators, to property held by the insured for sale or entrusted to the insured for storage or safekeeping,

		(2)	except with respect to liability under a written sidetrack agreement or the use of elevators to

			(a)	property while on premises owned by or rented to the insured for the purpose of having operations performed on such property by or on behalf of the insured,

			(b)	tools or equipment while being used by the insured in performing his operations,

			(c)	property in the custody of the insured which is to be installed, erected or used in construction by the insured,

			(d)	that particular part of any property, not on premises owned by or rented to the insured,

(i) upon which operations are being performed by or on behalf of the insured at the time of the property damage arising out of such operations, or

(ii) out of which any property damage arises, or

(iii) the restoration, repair or replacement of which has been made or is necessary by reason of faulty workmanship thereon by or on behalf of the insured;

(z)

with respect to the completed operations hazard and with respect to any classification stated below as “including completed operations”, to property damage to work performed by the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith.

B.

The insurance afforded by this endorsement shall be excess insurance over any valid and collectible property insurance (including any deductible portion thereof) available to the insured, such as but not limited to Fire and Extended Coverage, Builder’s Risk Coverage or Installation Risk Coverage, and the “Other Insurance” Condition is amended accordingly.

Classification

As Per Form 7240

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by_______________________________________________________

PRINTED IN U.S.A.
LIAB 7104A ADV 3006

PERSONAL INJURY LIABILITY INSURANCE

I. COVERAGE P—PERSONAL INJURY LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of injury (herein called “personal injury”) sustained by any person or organization and arising out of one or more of the following offenses committed in the conduct of the named insured’s business:

Group A—false arrest, detention or imprisonment, or malicious prosecution;

Group B—the publication or utterance of a libel or slander or of other defamatory or disparaging material, or a publication or utterance in violation of an individual’s right of privacy; except publications or utterances in the course of or related to advertising, broadcasting or telecasting activities conducted by or on behalf of the named insured;

Group C—wrongful entry or eviction, or other invasion of the right of private occupancy;

if such offense is committed during the policy period within the United States of America, its territories or possessions, or Canada, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such personal injury even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

This insurance does not apply

(a)	to liability assumed by the insured under any contract or agreement;

(b)	to personal injury arising out of the wilful violation of a penal statute or ordinance committed by or with the knowledge or consent of any insured;

(c)	to personal injury sustained by any person as a result of an offense directly or indirectly related to the employment of such person by the named insured;

(d)

to personal injury arising out of any publication or utterance described in Group B, if the first injurious publication or utterance of the same or similar material by or on behalf of the named insured was made prior to the effective date of this insurance;

(e)

to personal injury arising out of a publication or utterance described in Group B concerning any organization or business enterprise, or its products or services, made by or at the on of any insured with knowledge of the falsity thereof.

II. PERSONS INSURED

          Each of the following is an insured under this insurance to the extent set forth below:

(a)	if the named insured is designated in the declarations as an individual, the person so designated and his spouse;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such.

          This insurance does not apply to personal injury arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured.

III. LIMITS OF LIABILITY INSUREDS PARTICIPATION

          Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain personal injury, or (3) claims made or suits brought on account of personal injury, the total limit of the company’s liability under this coverage for all damages shall not exceed the limit of personal injury liability stated in the schedule as “aggregate”.

          If a participation percentage is stated in the schedule for the insured, the company shall not be liable for a greater proportion of any loss than the difference between such percentage and one hundred percent and the balance of the loss shall be borne by the insured; provided, the company may pay the insured’s portion of a loss to effect settlement of the loss, and, upon notification of the action taken, the named insured stall promptly reimburse the company therefor.

IV. ADDITIONAL DEFINITION

When used in reference to this insurance:
“damages” means only those damages which are payable because of personal injury arising out of an offense to which this insurance applies.

99980 @ 15% SCHEDULE * Exclusion “C” is deleted
Coverage			Limits of Liability
P.		Personal Injury Liability	$ 500,000 aggregate

The insurance afforded is only with respect to personal injury arising out of an offense included within such of the following groups of offenses as are indicated by specific premium charge or charges.

Insured’s Participation 0%

		Groups of Offenses	Advance Premium

	A.	False Arrest, Detention or Imprisonment, or Malicious Prosecution	$ 2,186

	B.	Libel, Slander, Defamation or Violation of Right of Privacy	$ Included

	C.	Wrongful Entry or Eviction or Other Invasion of Right of Private Occupancy	$ Included
Minimum Premium $ 72 Total Advance Premium			$ 2,186

Policy Issued By______________________________________________________ Policy No.________________________

Named Insured________________________________________________________________________________________

This Coverage Part shall not be binding upon the company unless attached to Sections One and Two of the company’s Liability Insurance Policy.

LIAB. 6688B	PRINTED IN U.S.A.

(Blanket Coverage—Broad Form)

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
Issued By

Producer’s Name and Address		Producer’s Code	Effective
	.		_____________,19 ___at ________.M.
	. .		Hour and Minute

Named Insured and Address (Number and Street, Town or City, County and State)	. . . .

SCHEDULE

The insurance afforded for contractual liability is only with respect to such of the following Coverages as are indicated by a specific premium charge applicable thereto. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto.

Coverages	Limits of Liability		Advance Premium
Contractual Bodily Injury Liability	$500,000	each occurrence	$35
Contractual Property Damage Liability	$500,000	each occurrence	$30
	$500,000	aggregate
MP’s BI/35 PD/30	Total Advance Premium		$65

The following exclusions do not apply with respect to any “construction agreement”:

Designation of Contracts on file or known to the company			Rates		Advance Premium
	Code	Premium Bases	Bodily Injury	Property Damage	Bodily Injury	Property Damage

All written Contracts except Nuclear Energy Commission contracts, labor agreements, stevedoring contracts, construction agreements with railroads & agreements requiring complete indemnification for all occurences arising out of the indemnitor’s operations without reference to negligence

		(a) Cost (b) Sales	(a) Per $100 of Cost (b) Per $1000 of Sales

	15193	TBD	.0620	.0377	35mp	30mp

				Total	$35	$30

The company, in consideration of the payment of the premium and subject to all of the provisions of the policy not expressly modified herein, agrees with the named insured as follows:

          I. COVERAGES . CONTRACTUAL BODILY INJURY LIABILITY

                                         CONTRACTUAL PROPERTY DAMAGE LIABILITY

The company will pay on behalf of the insured all sums which the insured, by reason of contractual liability assumed by him under any written contract of the type designated in the schedule for this insurance, shall become legally obligated to pay as damages because of bodily injury or

property damage

to which this insurance applies, caused by an occurrence, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend

(1)	any arbitration proceeding wherein the company is not entitled to exercise the insured’s rights in the choice of arbitrators and in the conduct of such proceedings, or

(2)	any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

This insurance does not apply:

(a)	to liability assumed by the insured under any incidental contract:

(b)	(1)	if the insured is an architect, engineer or surveyor, to bodily injury or property damage arising out of professional services performed by such insured, including

		(i)	the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications, and

		(ii)	supervisory, inspection or engineering services:

	(2)	if the indemnitee of the insured is an architect, engineer or surveyor, to the liability of the indemnitee, his agents or employees, arising out of

		(i)	the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications, or

(ii)

the giving of or the failure to give directions or instructions by the indemnitee, his agents or employees, provided such giving or failure to give is the primary cause of the bodily injury or property damage;

(c)	to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing:

(d)	to bodily injury or property damage for which the indemnitee may be held liable

	(1)	as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages, or

	(2)	if not so engaged, as an owner or lessor of premises used for such purposes.

if such liability is imposed

		(i)	by or because of the violation of, any statute, ordinance or regulation pertaining to the sale, gift, distribution or use of any alcoholic beverage or

		(ii)	by reason of the selling, serving or giving of any alcoholic beverage to a minor or to a person under the influence of alcohol or which causes or contributes to the intoxication of any person:

but part [ILLEGIBLE] of this exclusion does not apply with respect to liability of the indemnitee as an owner of [ILLEGIBLE]

(e)

to any obligation for which the insured or any [ILLEGIBLE] as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law or under any similar law;

(f)

to any obligation for which the insured may be held liable in an action on a contract by a third party beneficiary for bodily injury or property damage arising out of a project for a public authority, but this exclusion does not apply to an action by the public authority or any other person or organization engaged in the project;

(g) to property damage to

(1) property owned or occupied by or rented to the insured,

(2) property used by the insured, or

(3) property in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control;

(h) to property damage to premises alienated by the named insured arising out of such premises or any part thereof;

(i) to loss of use of tangible property which has not been physically injured or destroyed resulting from

(1) a delay in or lack of performance by or on behalf of the named insured of any contract or agreement, or

(2)

the failure of the named insured’s products or worh performed by or on behalf of the named insured to meet the level of performance, quality, fitness or durability warranted or represented by the named insured;

but this exclusion does not apply to loss of use of other tangible property resulting from the sudden and accidental physical injury to or destruction of the named insured’s products or work performed by or on behalf of the named insured after such products or work have been put to use by any person or organization other than an insured;

(j) to property damage to the named insured’s products arising out of such products or any part of such products;

(k) to property damage to work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith;

(l)

to damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the named insured’s products or work completed by or for the named insured or of any property of which such products or work form a part, if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

(m)

to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of any mobile equipment while being used in any prearranged or organized racing, speed or demolition contest or in any stunting activity or in practice or preparation for any such contest or activity;

(n)

to bodily Injury or property damage arising out of the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land; the atmosphere or any water course or body of water; but this exclusion does not apply is such discharge, dispersal, release or escape is sudden and accidental;

Unless stated in the schedule above as not applicable, the following exclusions also apply to contractual liability assumed by the insured under any agreement relating to construction operations.

This insurance does not apply:

(o) to bodily injury or property damage arising out of construction, maintenance or repair of watercraft or loading or unloading thereof;

(p) to bodily injury or property damage arising out of operations, within fifty feet of any railroad property, affecting any railroad bridge or trestle, tracks, road beds, tunnel, underpass or crossing;

II.	PERSONS INSURED

Each of the following is an insured under this insurance to the extent set forth below:

(a) if the named insured is designated in the declarations as an individual the person so designated and his spouse;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such.

This insurance does not apply to bodily injury or property damage arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured.

III.	LIMITS OF LIABILITY

Regardless of the number of (1) insureds under this policy. (2) persons or organizations who sustain bodily injury or property damage, or (3) claims made or suits brought on account of bodily injury or property damage, the company’s liability is limited as follows:

CONTRACTUAL BODILY INJURY LIABILITY

The total liability of the company for all damages, including damages for care and loss of services, because of bodily injury sustained by one or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the schedule as applicable to “each occurrence”.

CONTRACTUAL PROPERTY DAMAGE LIABILITY

The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the schedule as applicable to “each occurrence”.

Subject to the above provision respecting “each occurrence”, the total liability of the company for all damages because of all property damage to which this coverage applies shall not exceed the limit of property damage liability stated in the schedule as “aggregate”. Such aggregate limit of liability applies separately with respect to each project away from premises owned by or rented to the named insured.

CONTRACTUAL BODILY INJURY AND PROPERTY DAMAGE LIABILITY

For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

IV.	ENDORSEMENT TERRITORY

This insurance applies only to bodily injury or property damage which occurs within the policy territory.

V.	ADDITIONAL DEFINITIONS

When used in reference to this insurance (including endorsements forming a part of the policy):

“contractual liability” means liability expressly assumed under a written contract or agreement; provided, however, that contractual liability shall not be construed as including liability under a warranty of the fitness or quality of the named insured’s products or a warranty that work performed by or on behalf of the named insured will be done in a workmanlike manner;

“suit” includes an arbitration proceeding to which the insured is required to submit or to which the insured has submitted with the company’s consent.

VI.	ADDITIONAL CONDITIONS

Arbitration

The company shall be entitled to exercise all of the insured’s rights in the choice of arbitrators and in the conduct of any arbitration proceeding.

Premium

The advance premium stated in the schedule is the estimated premium on account of such written contracts as are on file with or known to the company. The named insured shall notify the company of all other written contracts entered into during the endorsement period to which this insurance applies.

When used as a premium basis:

1.

the word “cost” means the total cost of all work in connection with all contracts of the type designated in the schedule for this insurance with respect to which “cost” is the basis of premium, regardless of whether any liability is assumed under such contracts by the insured. It includes the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the insured, or others including all fees, allowances, bonuses or commissions made, paid or due. It shall not include the cost of any operations to which exclusions (o) or (p) apply, unless such exclusions are voided in the schedule.

2.

the word “sales” means the gross amount of money charged by the named insured or by others trading under his name for all goods and products sold or distributed during the endorsement period and charged during the endorsement period for installation, servicing or repair, and includes taxes, other than taxes which the named insured and such others collect as a separate item and remit directly to a governmental division.

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by________

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

[ILLEGIBLE]			Policy No.
By
	The Continental Insurance Company	11	L1 28 53 18

Producer’s Name and Address		Producer’s Code	Effective
	. Fred S. James & Co. of Wash, Inc.		__Feb._____15, ____1978 at _12 : 01A.M.
	. P.O. BOX 2151 . Spokane, Washington 99210	46 810 446	Hour and Minute

Named Insured and Address (Number and Street, Town or City, County and State)	. Hecla Mining Company	ON ACCOUNT OF THE FOLLOWING THE
. P.O. Box 320
	. Wallace, Idaho 83800	ADDITIONAL PREMIUM IS $_____________
	.	RETURN PREMIUM IS $_____________

EXCLUSION ENDORSEMENT

It is agreed that such insurance as is afforded by the policy under coverage B, Property Damage, shall not apply to any and all loss caused by subsidence, land slide, or any other land movement.

Accepted: Hecla Mining Company

By:

Title	Assistant secretary

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by

LIAB 7251
C—P	PRINTED IN U.S.A.

PUNITIVE OR EXEMPLARY DAMAGES EXCLUSION AMENDATORY ENDORSEMENT	IL 00 01 (Ed. 11-77)

REGARDLESS OF ANY OTHER PROVISION OF THIS POLICY. THIS POLICY DOES NOT APPLY TO PUNITIVE OR EXEMPLARY DAMAGES.

IL 00 01 (Ed. 11-77)	Copyright, Insurance Services Office, 1977

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
[ILLEGIBLE] By

Producer’s Name and Address		Producer’s Code	Effective
	.		_________________,19___at_________. M.
	. .		Hour and Minute

Named Insured and Address (Number and Street, Town or City, County and State)	.	ON ACCOUNT OF THE FOLLOWING THE
.
	.	ADDITIONAL PREMIUM IS $_____________
	.	RETURN PREMIUM IS $_____________

ADDITIONAL INSURED ENDORSEMENT NO. 1

It is hereby agreed that such General Liabioity Insurance as is afforded by this policy applies to the organizations named below:

1.	The Bukner Hill Company, but only as respects the ownership and operation of the Star Mine

2.	American Smelting & Refining Company, but only as respects The Consolidated Silver (Consil) Project

3.	Ruby Hill Mining Company

4.	Newmont Mining Company

5.	Silver Eureka Corporation

6.	Cypress Exploration Corporation

7.	Richmond - Eureka Mining Company

The Interest of Additional Insured 3, 4, 5, 6 and 7 apply only as respects the ownership and operations of the Ruby Hill Mine and/or The Ruby Hill Project.

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by

LIAB 7251
C—P	PRINTED IN U.S.A.

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
[ILLEGIBLE] By

Producer’s Name and Address		Producer’s Code	Effective
	.		__________________,19___at_________. M.
	. .		Hour and Minute

Named Insured and Address (Number and Street, Town or City, County and State)	.	ON ACCOUNT OF THE FOLLOWING THE
.
	.	ADDITIONAL PREMIUM IS $_____________
	.	RETURN PREMIUM IS $_____________

ADDITIONAL INSURED ENDORSEMENT NO.2

It is hereby agreed that Sunshine Mining Company is added as an Additional Insured under Section I and II of this policy, but only with respect to the Consil Project (Consilidated Silver).

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by

LIAB 7251
C—P	PRINTED IN U.S.A.

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
[ILLEGIBLE] By

Producer’s Name and Address		Producer’s Code	Effective
	.		__________________,19___at_________. M.
	. .		Hour and Minute

Named Insured and Address (Number and Street, Town or City, County and State)	.	ON ACCOUNT OF THE FOLLOWING THE
.
	.	ADDITIONAL PREMIUM IS $_____________
	.	RETURN PREMIUM IS $_____________

Additional Insured Endorsement No. 3

In consideration of an additional premium of $250.00, it is agreed that Dr. Wilson Blake of Hayden Lake, Idaho is named as an additional insured under this policy, buy only insofar as a safety study regarding rock mechanics being performed by or under his supervision at the Star-Morning Mine involving amoung other things, the use of a Megamatic Drilling System being leased by Blake from the TRW Mission Manufacturing Company. It is further understood and agreed that coverage afforded to Dr. Wilson Blake under this endorsement is limited to work being performed under Contract HO 262039, in which the contracting parties are Dr. Wilson Blake and the US Department of the Interior, Bureau of Mines, executed on April 8th, 1976.

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by

LIAB 7251
C—P	PRINTED IN U.S.A.

G604
(Ed. 7-66)

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

(The following information is required only when this endorsement is issued subsequent to preparation of policy.)

Endorsement effective	Policy No.	Endorsement No.

Named Insured

Additional Premium $ _______________	Countersigned by ___________________________
(Authorized Representative)

This endorsement modifies such insurance as is afforded by the provisions of the policy relating to the following:

COMPREHENSIVE GENERAL LIABILITY INSURANCE
MANUFACTURERS AND CONTRACTORS LIABILITY INSURANCE
OWNERS AND CONTRACTORS PROTECTIVE LIABILITY INSURANCE
OWNERS, LANDLORDS AND TENANTS LIABILITY INSURANCE
SMP LIABILITY INSURANCE

DEDUCTIBLE LIABILITY INSURANCE

It is agreed that:

1.

The company’s obligation under the Bodily Injury Liability and Property Damage Liability Coverages to pay damages on behalf of the insured applies only to the amount of damages in excess of any deductible amounts stated in the schedule below as applicable to such coverages.

2.	The deductible amounts stated in the schedule apply as follows:

(a)

PER CLAIM BASIS—If the deductible is on a “per claim” basis, the deductible amount applies under the Bodily Injury Liability or Property Damage Liability Coverage, respectively, to all damages because of bodily injury sustained by one person, or to all property damage sustained by one person or organization, as the result of any one occurrence.

(b)

PER OCCURRENCE BASIS—If the deductible is on a “per occurrence” basis, the deductible amount applies under the Bodily Injury Liability or Property Damage Liability Coverage, respectively, to all damages because of all bodily injury or property damage as the result of any one occurrence.

3.

The terms of the policy, including those with respect to (a) the company’s rights and duties with respect to the defense of suits and (b) the insured’s duties in the event of an occurrence apply irrespective of the application of the deductible amount.

4.

The company may pay any part or all of the deductible amount to effect settlement of any claim or suit and, upon notification of the action taken, the named insured shall promptly reimburse the company for such part of the deductible amount as has been paid by the company.

SCHEDULE

Coverage	Amount and Basis of Deductible

Bodily Injury Liability	$	per claim
	$	per occurrence
Property Damage Liability	$ 50	per claim
	$	per occurrence

APPLICATION OF ENDORSEMENT (Enter here any limitations on the application of this endorsement. If no limitation is entered, the deductibles apply to all loss however caused):—

G604 (Ed. 7-66)

G610
(Ed. 7-66)

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

(The following information is required only when this endorsement is issued subsequent to preparation of policy.)

Endorsement effective	Policy No.	Endorsement No.

Named Insured	Countersigned by

(Authorized Representative)

This endorsement modifies such insurance as is afforded by the provisions of the policy relating to the following:

COMPREHENSIVE GENERAL LIABILITY INSURANCE
MANUFACTURERS AND CONTRACTORS LIABILITY INSURANCE
OWNERS, LANDLORDS AND TENANTS LIABILITY INSURANCE

PRODUCTS HAZARD EXCEPTIONS

It is agreed that the products hazard does not include bodily injury or property damage arising out of the named insured’s products manufactured, sold, handled or distributed in connection with (1) the use of any premises described in this endorsement, owned by or rented to the named insured or (2) any operation, described in this endorsement, conducted by or on behalf of the named insured.

Description of Premises and Operations:

Geophysical Exploration - Seismic Method - All employees - including completed operations Code 13841z

G610 (Ed. 7-66)

SCHEDULE

The insurance afforded is only with respect to such of the following coverages as are indicated by specific premium charge or charges. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto

COVERAGES AND LIMITS OF LIABILITY

COVERAGE C Badily Injury Liability		COVERAGE D Property Damage Liability

each person	each occurrence	each occurrence

$ 500,000	$ 500,000	$ 500,000

Advance Premium $ 3,928		Advance Premium $ 2,568

Total Advance Premium $ 6,496

AUTOMOBILE LIABILITY HAZARDS

DESCRIPTION OF HAZARDS						Advance Premium

						Bodily Injury Liability	Property Damage Liability

1. Owned Automobiles			Premium Basis - Per Automobile

Town or City and State in Which the Automobile Will Be Principally Garaged	Year of Model	Trade Name	Body Type and Model Truck Size; or Bus Seating Capacity	Identification No. Serial No. Motor No.	Purposes of Use

As Per Schedule Form, Auto 8186, Attached						3,876	2,556

2. Hired Automobiles			Premium Basis – Total Cost of Hire

Estimated Total Cost of Hire for Each State Where the Named Insured is Located.				Rates per $100; Total Cost of Hire

State			Estimated Total Cost of Hire	Coverage C	Coverage D

Idaho			TBD	.088	.073	26mp	6mp
Nevada			TBD	.110	.061	Incl	Incl
Colorado			TBD	.132	.073	Incl	Incl

3. Non-Owned Automobiles		Premium Basis -Total Number of Employees at All Locations

Total Number of Employees at All Locations				0-25		26	6

When used as premium basis:

“Cost of hire” means the amount incurred for (a) the hire of automobiles, including the entire remuneration of each employee of the named insured engaged in the operation of such automobiles subject to on average weekly maximum remuneration of $100, and for (b) pick-up, transportation or delivery service of property or passengers, other than such services performed by motor carriers which are subject to the security requirements of any motor carrier law or ordinance. The rates for each $100 of “cost of hire” shall be 5% of the applicable hired automobile rates, provided the owner of such hired automobile has purchased automobile Bodily Injury Liability and Property Damage Liability insurance covering the interest of the named insured on a direct primary basis as respects such automobile and submits evidence of such insurance to the named insured;

Policy Issued by ______________________________________________________Policy No___________________

Named Insured __________________________________________________________________________________

This Coverage Part shall not be binding upon the company unless attached to Sections One and Two of the company’s Liability Insurance Policy.

CP 00 10 (Ed. 10-75)	[ILLEGIBLE] Printed in U S A.

CAL	CP 00 10
(Ed 10-75)

COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE

I.	COVERAGE C–BODILY INJURY LIABILITY
COVERAGE D–PROPERTY DAMAGE LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of

C.	bodily injury or
D.	property damage

to which this insurance applies, caused by on occurrence and arising out of the ownership, maintenance or use, including loading and unloading, of any automobile, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions
          This insurance does not apply:

(a)	to liability assumed by the insured under any contract or agreement;

(b)

to any obligation for which the insured or any carrier as his insurer may be held liable, under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similiar law;

(c)

to bodily injury to any employee of the insured arising out of and in the course of his employment by the insured or to any obligation of the insured to indemnify another, because of damages arising out of such injury; but this exclusion does not apply to any such injury arising out of and in the course of domestic employment by the insured unless benefits therefor are in whole or in part either payable or required to be provided under any workmen’s compensation law;

(d)	to property damage to

(1) property owned or being transported by the insured, or

(2)

property rented to or in the core, custody or control of the insured, or to which the insured is for any purpose exercising physical control, other than property damage to a residence or private garage by a private passenger automobile covered by this insurance;

(e)

to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing, with respect to expenses for first aid under the Supplementary Payments provision;

(f)

to bodily injury or property damage arising out of the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water; but this exclusion does not apply if such discharge, dispersal, release or escape is sudden and occidental.

II.	PERSONS INSURED

          Each of the following is an insured under this insurance to the extent set forth below;

(a)	the named insured;

(b)	any partner or executive officer thereof, but with respect to a non-owned automobile only while such automobile is being used in the business of the named insured;

(c)

any other person while using an owned automobile or a hired automobile with the permission of the named insured, provided his actual operation or (if he is not operating) his other actual use thereof is within the scope of such permission, but with respect to bodily injury or property damage arising out of the loading or unloading thereof, such other person shall be an insured only if he is:

(1) a lessee or borrower of the automobile, or

(2) on employee of the named insured or of such lessee or borrower;

(d)	any other person or organization but only with respect to his or its liability because of acts or omissions of on insured under (a), (b) or (c) above.

None of the following is an insured:

(i)	any person while engaged in the business at his employer with respect to bodily injury to any fellow employee of such person injured in the course of his employment;

(ii)	the owner or lessee (of whom the named insured is a sub-lessee) of a hired automobile or the owner of a non-owned automobile, or any agent or employee of any such owner or lessee;

(iii)	an executive officer with respect to an automobile owned by him or by a member of his household;

(iv)	any person or organization, other than the named insured, with respect to:

(1)

a motor vehicle while used with any trailer owned or hired by such person or organization and not covered by like insurance in the company (except a trailer designed for use with a private passenger automobile and not being used far business purposes with another type motor vehicle), or

(2) a trailer while used with any motor vehicle owned or hired by such person or organization and not covered by like insurance in the company;

(v)	any person while employed in or otherwise engaged in duties in connection with an automobile business, other than an automobile business operated by the named insured.

          This insurance does not apply to bodily injury or property damage arising out of (1) a non-owned automobile used in the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured, of (2) if the named insured is a partnership, an automobile owned by or registered in the name of a partner thereof.

III.	LIMITS OF LIABILITY

          Regardless of the number of (1) insured under this policy, (2) persons or organizations who sustain bodily injury or property damage, (3) claims made or suits brought on account of bodily injury or property damage or (4) automobiles to which this policy applies, the company’s liability is limited as follows:

          Coverage C—The limit of bodily injury liability stated in the schedule as applicable to “each person” is the limit of the company’s liability for all damages, including damages for care and loss of services, because of bodily injury sustained by one person as the result of any one occurrence; but subject to the above provision respecting “each person”, the total liability of the company for all damages, including damages for core and loss of services, because of bodily injury sustained by two or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the schedule as applicable to “each occurrence”.

          Coverage D—The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the schedule as applicable to “each occurrence”.

          Coverages C and D—For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

IV.	POLICY TERRITORY

          This insurance applies only to bodily injury or property damage which occurs within the territory described in paragraph (1) or (2) of the definition of policy territory.

V.	ADDITIONAL DEFINITIONS

          When used in reference to this insurance (including endorsements forming a part of the policy):

          “automobile business” means the business or occupation of selling, repairing, servicing, storing or parking automobiles;

“hired automobile” means on automobile not owned by the named insured which is used under contract in behalf of, or loaned to, the named insured, provided such automobile is not owned by or registered in the name of (a) a partner or executive officer of the named insured or (b) on employee or agent of the named insured who is granted an operating allowance of any sort for the use of such automobile;

“non-owned automobile” means an automobile which is neither an owned automobile nor a hired automobile;

“owned automobile” means on automobile owned by the named insured;

“private passenger automobile” means a four wheel private passenger or station wagon type automobile;

“trailer” includes semi-trailer but does not include mobile equipment.

VI.	ADDITIONAL CONDITIONS

A.	Excess Insurance – Hired and Non-Owned Automobiles

          With respect to a hired automobile, or a non-owned automobile, this insurance shall be excess insurance over any other valid and collectible insurance available to the insured.

B.	Out of State Insurance

          If, under the provisions of the motor vehicle financial responsibility law or the motor vehicle compulsory insurance law or any similar law of any state or province, a non-resident is required to maintain insurance with respect to the operation or use of a motor vehicle in such state or province and such insurance requirements are greater than the insurance provided by the policy, the limits of the company’s liability and kinds of coverage afforded by the policy shall be as set forth in such law, in lieu of the insurance otherwise provided by the policy, but only to the extent required by such law and only with respect to the operation or use of a motor vehicle in such state or province; provided that the insurance under this provision shall be reduced to the extent that there is other valid and collectible insurance under this or any other motor vehicle insurance policy. In no event shall any person be entitled to receive duplicate payments for the same elements of loss.

(OVER)

VI.	ADDITIONAL CONDITIONS

	A.	Premium.

If during the policy period the number of insured highway vehicles owned by the named insured or spouse or the number of dealer’s license plates issued to the named insured changes, the named insured shall notify the company during the policy period of any change and the premium shall be adjusted in accordance with the manuals in use by the company. If the earned premium thus computed exceeds the advance premium paid, the named insured shall pay the excess to the company; if less, the company shall return to the named insured the unearned portion paid by such insured.

	B.	Proof of Claim; Medical Reports.

As soon as practicable, the insured or other person making claim shall give to the company written proof of claim, under oath if required, including full particulars of the nature and extent of the injuries, treatment, and other details entering into the determination of the amount payable hereunder. The insured and every other person making claim hereunder shall submit to examinations under oath by any person named by the company and subscribe the some, as often as may reasonably be required. Proof of claim shall be made upon forms furnished by the company unless the company shall have failed to furnish such forms within 15 days after receiving notice of claim.

The injured person shall submit to physical examinations by physicians selected by the company when and as often as the company may reasonably require and he, or in the event of his in capacity his legal representative, or in the event of his death his legal representative or the person or persons entitled to sue therefor, shall upon each request from the company execute authorization to enable the company to obtain medical reports and copies of records.

	C.	Assistance and Cooperation of the Insured.

After notice of claim under this insurance, the company may require the insured to take such action as may be necessary or appropriate to preserve his right to recover damages from any person or organization alleged to be legally responsible for the bodily injury; and in any action against the company, the company may require the insured to join such person or organization as a party defendant.

	D.	Notice of Legal Action.

If, before the company makes payment of loss hereunder, the insured or his legal representative shall institute any legal action for bodily injury against any person or organization legally responsible for the use of a highway vehicle involved in the accident, a copy of the summons and complaint or other process served in connection with such legal action shall be forwarded immediately to the company by the insured or his legal representative.

	E.	Other Insurance.

With respect to bodily Injury to an insured while occupying a highway vehicle not owned by the named insured, this insurance shall apply only as excess insurance over any other similar insurance available to such insured and applicable to such vehicle as primary insurance, and this insurance shall then apply only in the amount by which the limit of liability for this coverage exceeds the applicable limit of liability of such other insurance.

Except as provided in the foregoing paragraph, if the insured has other similar insurance available to him and applicable to the accident, the damages shall be deemed not to exceed the higher of the applicable limits of liability of this insurance and such other insurance, and the company shall not be liable for a greater proportion of any loss to which this coverage applies than the limit of liability hereunder bears to the sum of the applicable limits of liability of this insurance and such other insurance.

	F.	Arbitration.

If any person making claim hereunder and the company do not agree that such person is legally entitled to recover damages from the owner or operator of an uninsured highway vehicle because of bodily injury to the insured, or do not agree as to the amount of payment which may be owing under this insurance, then, upon written demand of either, the matter or matters upon which such person and the company do not agree shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association unless other means of conducting the arbitration are agreed to between the insured and the company, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such person and the company each agree to consider itself bound and to be bound by any award made by the arbitrators pursuant to this insurance.

	G.	Trust Agreement

In the event of payment to any person under this insurance:

(a)

the company shall be entitled to the extent of such payment to the proceeds of any settlement or judgment that may result from the exercise of any rights of recovery of such person against any person or organization legally responsible for the bodily injury because of which such payment is made;

(b)

such person shall hold in trust for the benefit of the company all rights of recovery which he shall have against such other person or organization because of the damages which are the subject of claim made under this insurance;

(c)	such person shall do whatever is proper to secure and shall do nothing after loss to prejudice such rights;

(d)

if requested in writing by the company, such person shall take, through any representative designated by the company, such action as may be necessary or appropriate to recover such payment as damages from such other person or organization, such action to be taken in the name of such person; in the event of a recovery, the company shall be reimbursed out of such recovery for expenses, costs and attorneys’ fees incurred by it in connection therewith;

(e)

such person shall execute and deliver to the company such instruments and papers as may be appropriate to secure the rights and obligations of such person and the company established by this provision.

H.	Payment of Loss by the Company.

Any amount due hereunder is payable

	(a)	to the insured, or

	(b)	if the insured be a minor to his parent or guardian, or

	(c)	if the insured be deceased to his surviving spouse, otherwise

	(d)	to a person authorized by law to receive such payment or to a person legally entitled to recover the damages which the payment represents;

provided, the company may at its option pay any amount due hereunder in accordance with division (d) hereof.

	Schedule	Idaho

Coverage	Limits of Liability		Advance Premium
U. Uninsured Motorists	$10	,000 each person

	$20	,000 each accident	$ 96

Designated Insured

Description of Insured Highway Vehicles
(Check appropriate box)

☒	Any automobile owned by the named insured

☐	Any private passenger automobile owned by the named insured

☐	Any highway vehicle to which are attached dealer’s license plates issued to the named insured

☐

Any highway vehicle designated in the declarations of the policy by the letters “UM” and a highway vehicle ownership of which is acquired during the policy period by the named insured as a replacement therefor

☐	Any mobile equipment owned or leased by and registered in the name of the named insured

☐

Policy Issued By ____________________________________________________ Policy No._________________________

Named Insured _______________________________________________________________________________________

This Coverage Part shall not be binding upon the company unless attached to Sections One and Two of the company’s Liability Insurance Policy.

CP 00 25 (Ed. 1-74)	PRINTED IN U. S. A.

UM	CP 00 25
(Ed 1-74)

UNINSURED MOTORISTS INSURANCE

I.	COVERAGE U—UNINSURED MOTORISTS
(Damages for Bodily Injury)

          The company will pay all sums which the insured or his legal representative shall be legally entitled to recover as damages from the owner or operator of an uninsured highway vehicle because of bodily injury sustained by the insured, caused by accident and arising out of the ownership, maintenance or use of such uninsured highway vehicle; provided, for the purposes of this coverage, determination as to whether the insured or such representative is legally entitled to recover such damages, and if so the amount thereof, shall be made by agreement between the insured or such representative and the company or, if they fail to agree, by arbitration.

          No judgment against any person or organization alleged to be legally responsible for the bodily injury shall be conclusive, as between the insured and the company, of the issues of liability of such person or organization or of the amount of damages to which the insured is legally entitled unless such judgment is entered pursuant to an action prosecuted by the insured with the written consent of the company.

Exclusions

          This insurance does not apply:

(a)

to bodily injury to an insured with respect to which such insured, his legal representative or any person entitled to payment under this insurance shall, without written consent of the company, make any settlement with any person or organization who may be legally liable therefor;

(b)

to bodily injury to an insured while occupying a highway vehicle (other than an insured highway vehicle) owned by the named insured, any designated insured or any relative resident in the same household as the named or designated insured, or through being struck by such a vehicle, but this exclusion does not apply to the named insured or his relatives while occupying or if struck by a highway vehicle owned by a designated insured or his relatives;

(c)

so as to inure directly or indirectly to the benefit of any workmen’s compensation or disability benefits carrier or any person or organization qualifying as a self-insurer under any workmen’s compensation or disability benefits law or any similar law.

II.	PERSONS INSURED

Each of the following is an insured under this insurance to the extent set forth below:

(a)	the named insured and any designated insured and, while residents of the same household, the spouse and relatives of either;

(b)	any other person while occupying on insured highway vehicle; and

(c)	any person, with respect to damages he is entitled to recover because of bodily injury to which this insurance applies sustained by on insured under (a) or (b) above.

          The insurance applies separately with respect to each insured, except with respect to the limits of the company’s liability.

III.	LIMITS OF LIABILITY

          Regardless of the number of (1) persons or organizations who are insureds under this policy, (2) persons who sustain bodily injury, (3) claims made or suits brought on account of bodily injury, or (4) highway vehicles to which this policy applies.

(a)

The limit of liability stated in the schedule as applicable to “each person” is the limit of the company’s liability for all damages because of bodily injury sustained by one person as the result of any one accident and, subject to the above provision respecting “each person”, the limit of liability stated in the schedule as applicable to “each accident” is the total limit of the company’s liability for all damages because of bodily injury sustained by two or more persons as the result of any one accident.

(b)	Any amount payable under the terms of this insurance because of bodily injury sustained in an accident by a person who is an insured under this coverage shall be reduced by

	(1)	all sums paid on account of such bodily injury by or on behalf of

		(i)	the owner or operator of the uninsured highway vehicle and

		(ii)	any other person or organization jointly or severally liable together with such owner or operator for such bodily injury,

including all sums paid under the bodily injury liability coverage of the policy, and

	(2)	the amount paid and the present value of all amounts payable on account of such bodily injury under any workmen’s compensation law, disability benefits law or any similar law.

(c)

Any payment made under this insurance to or for any insured shall be applied in reduction of the amount of damages which he may be entitled to recover from any person or organization who is an insured under the bodily injury liability coverage of the policy.

(d)

The company shall not be obligated to pay under this insurance that part of the damages which the insured may be entitled to recover from the owner or operator of an uninsured highway vehicle which represents expenses for medical services paid or payable under the medical payments coverage of the policy.

IV.	POLICY PERIOD; TERRITORY

          This insurance applies only to accidents which occur during the policy period and within the United States of America, its territories or possessions, or Canada.

V.	ADDITIONAL DEFINITIONS

          When used in reference to this insurance (including endorsements forming a part of the policy):

“designated insured” means an individual named in the schedule under Designated Insured;

“highway vehicle” means a land motor vehicle or trailer other than

(a)	a farm type tractor or other equipment designed for use principally off public roads, while not upon public roads,

(b)	a vehicle operated on rails or crawler-treads, or

(c)	a vehicle while located for use as a residence or premises;

“hit-and-run vehicle” means a highway vehicle which causes bodily injury to an insured arising out of physical contact of such vehicle with the insured or with a vehicle which the insured is occupying at the time of the accident, provided:

(a)	there cannot be ascertained the identity of either the operator or owner of such highway vehicle;

(b)

the insured or someone on his behalf shall have reported the accident within 24 hours to a police, peace or judicial officer or to the Commissioner of Motor Vehicles, and shall have filed with the company within 30 days thereafter a statement under oath that the insured or his legal representative has a cause or causes of action arising out of such accident for damages against a person or persons whose identity is unascertainable, and setting forth the facts in support thereof; and

(c)	at the company’s request, the insured or his legal representative makes available for inspection the vehicle which the insured was occupying at the time of the accident;

“insured highway vehicle” means a highway vehicle;

(a)	described in the schedule as an insured highway vehicle to which the bodily injury liability coverage of the policy applies;

(b)

while temporarily used as a substitute for an insured highway vehicle as described in subparagraph (a) above, when withdrawn from normal use because of its breakdown, repair, servicing, loss or destruction;

(c)	while being operated by the named or designated insured or by the spouse of either if a resident of the same household;

but the term “insured highway vehicle” shall not include:

(i)	a vehicle while used as a public or livery conveyance, unless such use is specifically declared and described in this policy;

(ii)	a vehicle while being used without the permission of the owner;

(iii)	under subparagraphs (b) and (c) above, a vehicle owned by the named insured, any designated insured or any resident of the same household as the named or designated insured; or

(iv)	under subparagraphs (b) and (c) above, a vehicle furnished for the regular use of the named insured or any resident of the same household;

“occupying” means in or upon or entering into or alighting from;

“state” includes the District of Columbia, a territory or possession of the United States, and a province of Canada;

“uninsured highway vehicle” means:

(a)

a highway vehicle with respect to the ownership, maintenance or use of which there is, in at least the amounts specified by the financial responsibility low of the state in which the insured highway vehicle is principally garaged, no bodily injury liability bond or insurance policy applicable at the time of the accident with respect to any person or organization legally responsible for the use of such vehicle, or with respect to which there is a bodily injury liability bond or insurance policy applicable at the time of the accident but the company writing the same denies coverage thereunder or is or becomes insolvent; or

(b)	a hit-and-run-vehicle;

but the term “uninsured highway vehicle” shall not include:

(i)	on insured highway vehicle,

(ii)	a highway vehicle which is owned or operated by a self-insurer within the meaning of any motor vehicle financial responsibility law, motor carrier law or any similar law,

(iii)	a highway vehicle which is owned by the United States of America, Canada, a state, a political subdivision of any such government or an agency of any of the foregoing.

(OVER)

VI.	ADDITIONAL CONDITIONS

	A.	Premium.

If during the policy period the number of insured highway vehicles owned by the named insured or spouse or the number of dealer’s license plates issued to the named insured changes, the named insured shall notify the company during the policy period of any change and the premium shall be adjusted in accordance with the manuals in use by the company. If the earned premium thus computed exceeds the advance premium paid, the named insured shall pay the excess to the company; if less, the company shall return to the named insured the unearned portion paid by such insured.

	B.	Proof of Claim; Medical Reports.

As soon as practicable, the insured or other person making claim shall give to the company written proof of claim, under oath if required, including full particulars of the nature and extent of the injuries, treatment, and other details entering into the determination of the amount payable hereunder. The insured and every other person making claim hereunder shall submit to examinations under oath by any person named by the company and subscribe the some, as often as may reasonably be required. Proof of claim shall be made upon forms furnished by the company unless the company shall have failed to furnish such forms within 15 days after receiving notice of claim.

The injured person shall submit to physical examinations by physicians selected by the company when and as often as the company may reasonably require and he, or in the event of his in capacity his legal representative, or in the event of his death his legal representative or the person or persons entitled to sue therefor, shall upon each request from the company execute authorization to enable the company to obtain medical reports and copies of records.

	C.	Assistance and Cooperation of the Insured.

After notice of claim under this insurance, the company may require the insured to take such action as may be necessary or appropriate to preserve his right to recover damages from any person or organization alleged to be legally responsible for the bodily injury; and in any action against the company, the company may require the insured to join such person or organization as a party defendant.

	D.	Notice of Legal Action.

If, before the company makes payment of loss hereunder, the insured or his legal representative shall institute any legal action for bodily injury against any person or organization legally responsible for the use of a highway vehicle involved in the accident, a copy of the summons and complaint or other process served in connection with such legal action shall be forwarded immediately to the company by the insured or his legal representative.

	E.	Other Insurance.

With respect to bodily injury to an insured while occupying a highway vehicle not owned by the named insured, this insurance shall apply only as excess insurance over any other similar insurance available to such insured and applicable to such vehicle as primary insurance, and this insurance shall then apply only in the amount by which the limit of liability for this coverage exceeds the applicable limit of liability of such other insurance.

Except as provided in the foregoing paragraph, if the insured has other similar insurance available to him and applicable to the accident, the damages shall be deemed not to exceed the higher of the applicable limits of liability of this insurance and such other insurance, and the company shall not be liable for a greater proportion of any loss to which this coverage applies than the limit of liability hereunder bears to the sum of the applicable limits of liability of this insurance and such other insurance.

	F.	Arbitration.

If any person making claim hereunder and the company do not agree that such person it legally entitled to recover damages from the owner or operator of an uninsured highway vehicle because of bodily injury to the insured, or do not agree as to the amount of payment which may be owing under this insurance, then, upon written demand of either, the matter or matters upon which such person and the company do not agree shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association unless other means of conducting the arbitration are agreed to between the insured and the company, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such person and the company each agree to consider itself bound and to be bound by any award made by the arbitrators pursuant to this insurance.

	G.	Trust Agreement

In the event of payment to any person under this insurance:

(a)

the company shall be entitled to the extent of such payment to the proceeds of any settlement or judgment that may result from the exercise of any rights of recovery of such person against any person or organization legally responsible for the bodily injury because of which such payment is made;

(b)

such person shall hold in trust for the benefit of the company all rights of recovery which he shall have against such other person or organization because of the damages which are the subject of claim made under this insurance;

(c)	such person shall do whatever is proper to secure and shall do nothing after loss to prejudice such rights;

(d)

if requested in writing by the company, such person shall take, through any representative designated by the company, such action as may be necessary or appropriate to recover such payment as damages from such other person or organization, such action to be taken in the name of such person; in the event of a recovery, the company shall be reimbursed out of such recovery for expenses, costs and attorneys’ fees incurred by it in connection therewith;

(e)

such person shall execute and deliver to the company such instruments and papers as may be appropriate to secure the rights and obligations of such person and the company established by this provision.

H.	Payment of Loss by the Company.

Any amount due hereunder is payable

	(a)	to the insured, or

	(b)	if the insured be a minor to his parent or guardian, or

	(c)	if the insured be deceased to his surviving spouse, otherwise

	(d)	to a person authorized by law to receive such payment or to a person legally entitled to recover the damages which the payment represents;

provided, the company may at its option pay any amount due hereunder in accordance with division (d) hereof.

	Schedule	Nevada & Colorado
Coverage	Limits of Liability		Advance Premium
U. Uninsured Motorists	$15	,000 each person

	$30	,000 each accident	$ 16

Designated Insured

Description of Insured Highway Vehicles
(Check appropriate box)

☒	Any automobile owned by the named insured

☐	Any private passenger automobile owned by the named insured

☐	Any highway vehicle to which are attached dealer’s license plates issued to the named insured

☐

Any highway vehicle designated in the declarations of the policy by the letters “UM” and a highway vehicle ownership of which is acquired during the policy period by the named insured as a replacement therefor

☐	Any mobile equipment owned or leased by and registered in the name of the named insured

☐

Policy Issued By ____________________________________________________ Policy No._________________________

Named Insured _______________________________________________________________________________________

This Coverage Part shall not be binding upon the company unless attached to Sections One and Two of the company’s Liability Insurance Policy.

CP 00 25 (Ed. 1-74)	PRINTED IN U. S. A.

UM	CP 00 25
(Ed 1-74)

UNINSURED MOTORISTS INSURANCE

I.	COVERAGE U—UNINSURED MOTORISTS
(Damages for Bodily Injury)

          The company will pay all sums which the insured or his legal representative shall be legally entitled to recover as damages from the owner or operator of an uninsured highway vehicle because of bodily injury sustained by the insured, caused by accident and arising out of the ownership, maintenance or use of such uninsured highway vehicle; provided, for the purposes of this coverage, determination as to whether the insured or such representative is legally entitled to recover such damages, and if so the amount thereof, shall be mode by agreement between the insured or such representative and the company or, if they fail to agree, by arbitration.

          No judgment against any person or organization alleged to be legally responsible for the bodily injury shall be conclusive, as between the insured and the company, of the issues of liability of such person or organization or of the amount of damages to which the insured is legally entitled unless such judgment is entered pursuant to an action prosecuted by the insured with the written consent of the company.

Exclusions

     This insurance does not apply:

(a)

to bodily injury to an insured with respect to which such insured, his legal representative or any person entitled to payment under this insurance shall, without written consent of the company, make any settlement with any person or organization who may be legally liable therefor;

(b)

to bodily injury to an insured while occupying a highway vehicle (other than on insured highway vehicle) owned by the named insured, any designated insured or any relative resident in the same household as the named or designated insured, or through being struck by such a vehicle, but this exclusion does not apply to the named insured or his relatives while occupying or if struck by a highway vehicle owned by a designated insured or his relatives;

(c)

so as to inure directly or indirectly to the benefit of any workmen’s compensation or disability benefits carrier or any person or organization qualifying as a self-insurer under any workmen’s compensation or disability benefits law or any similar law.

II.	PERSONS INSURED

          Each of the following is an insured under this insurance to the extent set forth below:

(a)	the named insured and any designated insured and, while residents of the same household, the spouse and relatives of either;

(b)	any other person while occupying on insured highway vehicle; and

(c)	any person, with respect to damages he is entitled to recover because of bodily injury to which this insurance applies sustained by an insured under (a) or (b) above.

          The insurance applies separately with respect to each insured, except with respect to the limits of the company’s liability.

III.	LIMITS OF LIABILITY

          Regardless of the number of (1) persons or organizations who are insureds under this policy, (2) persons who sustain bodily injury, (3) claims mode or suits brought on account of bodily injury, or (4) highway vehicles to which this policy applies,

(a)

The limit of liability stated in the schedule as applicable to “each person” is the limit of the company’s liability for all damages because of bodily injury sustained by one person as the result of any one accident and, subject to the above provision respecting “each person”, the limit of liability stated in the schedule as applicable to “each accident” is the total limit of the company’s liability for all damages because of bodily injury sustained by two or more persons as the result of any one accident.

(b)	Any amount payable under the terms of this insurance because of bodily injury sustained in an accident by a person who is on insured under this coverage shall be reduced by
(1) all sums paid on account of such bodily injury by or on behalf of

(i) the owner or operator of the uninsured highway vehicle and

(ii) any other person or organization jointly or severally liable together with such owner or operator for such bodily injury,

including all sums paid under the bodily injury liability coverage of the policy, and

(2) the amount paid and the present value of all amounts payable on account of such bodily injury under any workmen’s compensation law, disability benefits law or any similar law.

(c)

Any payment made under this insurance to or for any insured shall be applied in reduction of the amount of damages which he may be entitled to recover from any person or organization who is an insured under the bodily injury liability coverage of the policy.

(d)

The company shall not be obligated to pay under this insurance that part of the damages which the insured may be entitled to recover from the owner or operator of an uninsured highway vehicle which represents expenses for medical services paid or payable under the medical payments coverage of the policy.

IV.	POLICY PERIOD; TERRITORY

          This insurance applies only to accidents which occur during the policy period and within the United States of America, its territories or possessions, or Canada.

V.	ADDITIONAL DEFINITIONS

          When used in reference to this insurance (including endorsements forming a part of the policy):

“designated insured” means an individual named in the schedule under Designated Insured;

“highway vehicle” means a land motor vehicle or trailer other than

(a)	a form type tractor or other equipment designed for use principally off public roads, while not upon public roads,

(b)	a vehicle operated on rails or crawler-treads, or

(c)	a vehicle while located for use as a residence or premises;

“hit-and-run vehicle” means a highway vehicle which causes bodily injury to an insured arising out of physical contact of such vehicle with the insured or with a vehicle which the insured is occupying at the time of the accident, provided:

(a)	there cannot be ascertained the identity of either the operator or owner of such highway vehicle;

(b)

the insured or someone on his behalf shall have reported the accident within 24 hours to a police, peace or judicial officer or to the Commissioner of Motor Vehicles, and shall hove filed with the company within 30 days thereafter a statement under oath that the insured or his legal representative has a cause or causes of action arising out of such accident for damages against a person or persons whose identity is unascertainable, and setting forth the facts in support thereof; and

(c)	at the company’s request, the insured or his legal representative makes available for inspection the vehicle which the insured was occupying at the time of the accident;

“insured highway vehicle” means a highway vehicle:

(a)	described in the schedule as an insured highway vehicle to which the bodily injury liability coverage of the policy applies;

(b)

while temporarily used as a substitute for an insured highway vehicle as described in subparagraph (a) above, when withdrawn from normal use because of its breakdown, repair, servicing, loss or destruction;

(c)	while being operated by the named or designated insured or by the spouse of either if a resident of the same household;

but the term “insured highway vehicle” shall not include:

(i)	a vehicle while used as a public or livery conveyance, unless such use is specifically declared and described in this policy;

(ii)	a vehicle while being used without the permission of the owner;

(iii)	under subparagraphs (b) and (c) above, a vehicle owned by the named insured, any designated insured or any resident of the same household as the named or designated insured; or

(iv)	under subparagraphs (b) and (c) above, a vehicle furnished for the regular use of the named insured or any resident of the same household;

“occupying” means in or upon or entering into or alighting from;

“state” includes the District of Columbia, a territory or possession of the United States, and a province of Canada;

“uninsured highway vehicle” means:

(a)

a highway vehicle with respect to the ownership, maintenance or use of which there is, in at least the amounts specified by the financial responsibility law of the state in which the insured highway vehicle is principally garaged, no bodily injury liability bond or insurance policy applicable at the time of the accident with respect to any person or organization legally responsible for the use of such vehicle, or with respect to which there is a bodily injury liability bond or insurance policy applicable at the time of the accident but the company writing the same denies coverage thereunder or is or becomes insolvent; or

(b)	a hit-and-run-vehicle;

but the term “uninsured highway vehicle” shall not include:

(i)	on insured highway vehicle,

(ii)	a highway vehicle which is owned or operated by a self-insurer within the meaning of any motor vehicle financial responsibility law, motor carrier law or any similar law,

(iii)	a highway vehicle which is owned by the United States of America, Canada, a state, a political subdivision of any such government or an agency of any of the foregoing.

(OVER)

CP 00 37
(Ed. 4-76)

This endorsement modifies such insurance as is afforded by the provisions of the policy relating to the following:

AUTOMOBILE PHYSICAL DAMAGE INSURANCE (Fleet Automatic)
AUTOMOBILE PHYSICAL DAMAGE INSURANCE (Non-Fleet)
AUTOMOBILE PHYSICAL DAMAGE INSURANCE (Dealers)

SOUND RECEIVING AND TRANSMITTING EQUIPMENT EXCLUDED

It is agreed that the following exclusion is added:

“This insurance does not apply to loss to any sound receiving or sound receiving and transmitting equipment designed for use as a citizen’s band radio, two-way mobile radio or telephone, or scanning monitor receiver including any accessories or antennas. This exclusion does not apply to loss to any of this equipment if installed in a covered automobile which is:

1.	owned by a police or fire department: or

2.	equipped as an emergency vehicle and owned by a municipality, county, state or the federal government or by any political subdivision or agency of any of these; or

3.	equipped as an emergency vehicle and owned by a volunteer fire department, volunteer rescue squad or volunteer ambulance corps operations.”

This endorsement must be attached to the Change Endorsement when issued after the policy is written.

CP 00 37 (Ed. 4-76)

“pleasure and business” means personal, pleasure, family and business use.

V. CONDITIONS

          None of the Conditions of the policy shall apply to this insurance except “Premium”, “Inspection and Audit”, “Subrogation”, “Changes”, “Assignment”, “Cancellation”, and “Declarations”. This insurance shall also be subject to the following additional Conditions:

Named Insured’s Duties in Event of Loss

          In the event of loss the named insured shall;

(a)

protect the covered automobile, whether or not this insurance applies to the loss, and any further loss or damage due to the named insured’s failure to protect shall not be recoverable under this insurance; reasonable expenses incurred in affording such protection shall be deemed incurred at the company’s request;

(b)	give notice thereof as soon as practicable to the company or any of its authorized agents and also, in the event of theft or [ILLEGIBLE], to the police;

(c)

file with the company, within 91 days after loss, his [ILLEGIBLE] proof of loss in such form and including such information as the company may reasonably require and, upon the company’s request, shall exhibit the damaged property and submit to examination under oath;

(d)

cooperate with the company and, upon the company’s request, shall assist in making settlements in the conduct of [ILLEGIBLE] and in enforcing any right of contribution or indemnity against any person or organization who may be liable to the named insured because of loss with respect to which this insurance applies; and shall attend hearings and trials and assist in securing and giving evidence and obtaining the attendance of witnesses;

but the named insured shall not, except at his own cost, voluntorily make any payment, assume any obligation, offer or pay any reward for recovery of stolen property or incur any expense other than as specifically provided in this insurance.

Payment for Loss

          With respect to any loss covered by this insurance, the company may pay for said loss in money, or may:

(a)	repair or replace the damaged or stolen property, or

(b)	return at its expense any stolen property to the named insured, with payment for any resultant damage thereto, at any time before the loss is so paid or the property is so replaced, or

(c)	take all or any part of the damaged or stolen property at the agreed or appraised value,

but there shall be no abandonment to the company.

Appraisal

          If the named insured and the company fail to agree as to the amount of loss, either may, within 60 days after proof of loss is filed, demand an appraisal of the loss. In such event the named insured and the company shall each select a competent appraiser, and the appraisers shall select a competent and disinterested umpire The appraisers shall state separately the actual cash value and the amount of loss and failing to agree shall submit their differences to the umpire. An award in writing of any two shall determine the amount of loss. The named insured and the company shall each pay its chosen appraiser and shall bear equally the other expenses of the appraisal and umpire.

          The company shall not be held to have waived any of its rights by any act relating to appraisal.

Action Against Company

          No action shall lie against the company unless, as a condition precedent thereto, there shall have been full compliance with all the terms of this insurance nor until 30 days after proof of loss is filed and the amount of loss is determined as provided in this insurance.

Other Insurance

          If the named insured has other insurance against a loss covered by this insurance, the company shall not be [ILLEGIBLE] under this insurance for a greater proportion of such loss than the applicable limit of liability stated in the schedule bears to the total applicable limit of liability of all valid and collectible insurance against such loss; provided, however, with respect to any covered automobile newly acquired during the policy period and not described in the schedule, this insurance shall not apply to any loss against which the named insured has other valid and collectible insurance.

No Benefit to Bailee

          None of the provisions of this insurance shall inure directly or indirectly to the benefit of any carrier or other bailee for hire.

Terms of Insurance Conformed to Statute

          Terms of this insurance which are in conflict with the statutes of the state wherein this insurance is issued are hereby amended to conform to such statutes.

SCHEDULE — Automobile Physical Damage Insurance

PHN Item 1.

The insurance afforded is only with respect to such of the following Coverages, and under each such Coverage to such covered automobiles described in PHN Item 2, as are indicated by specific premium charge or charges. The limit of the company’s liability against each such Coverage shall be as stated or designated herein, subject to all the terms of this insurance having reference thereto.

COVERAGES	COMPREHENSIVE Actual Cash Value less Deductible		COLLISION Actual Cash Value less Deductible		FIRE, LIGHTNING OR TRANSPORTA- TION; THEFT	WINDSTORM, HAIL EARTHQUAKE OR EXPLOSION	COMBINED ADDITIONAL	TOWING [ILLEGIBLE] Available in California) [ILLEGIBLE]		TOTAL PREMIUM
As Per Schedule Form, Auto 8186, Attached
As Per Schedule Form, Auto 8186, Attached
LIMITS OF LIABILITY	$		$		$	$	$		$25	$
As Per Schedule Form, Auto 8186, Attached
PREMIUMS
Auto. 1	$		$		$	$	$	$		$
Auto. 2	$		$		$	$	$	$		$
Auto. 3	$		$		$	$	$	$		$
Auto. 4	$		$		$	$	$	$		$
TOTAL		$132		$325	$	$	$	$			$457

PHN Item 2,	Covered Automobiles as of Effective Date of this Insurance Including newly acquired vehicles, subject to the provisions of paragraph (b) of the “covered automoblile” definition)

(a) Description; Purposes of Use (P & B = Pleasure and Business; C = Commercial)
AUTO No.	Year Model: Trade Name: Body Type—Capacity Truck Load [ILLEGIBLE] Identification (I), Serial (S), Motor (M) No.: [ILLEGIBLE] Model	Principally [ILLEGIBLE] in (Town, State)	Purpose of Use	Classification
As Per Schedule Form, Auto 8186, Attached
1
2
3
4

(b) Facts Respecting Purchase
AUTO No.	List Price	Actual Cost	Purchased Mo. & Yr. — New (N): Used (U)	Rating Symbol	Any loss under Coverages other than Towing is payable as interest may appear to the named insured and the Loss Payee named below:
As Per Schedule Form, Auto 8186, Attached
1
2
3
4

PHN Item 3.

Except with respect to bailment lease, conditional sale, purchase agreement, mortgage or other encumbrance, the named insured is the sole owner of every covered automobile designated in PHN Item 2 as covered under this insurance, unless otherwise stated herein: __________________________

          ______________________________________________________________________________

Policy Issued by _______________________________________________________ Policy No. _________________
Named Insured __________________________________________________________________________________

This Coverage Part shall not be binding upon the company unless attached to Sections One and Two of the company’s Liability Insurance Policy.

CP 00 30 (Ed 8-74)	[ILLEGIBLE] PRINTED IN U.S.A.

PHN	AUTOMOBILE PHYSICAL DAMAGE INSURANCE	CP 00 30
	(Non-Fleet)	(Ed. [ILLEGIBLE])

I. COVERAGE AGREEMENTS — The company will pay for loss to covered automobiles under:

COMPREHENSIVE COVERAGE —

from any cause except collision; but, for the purpose of this coverage, breakage of glass and loss caused by missiles, falling objects, fire, theft or larceny, windstorm, hail, earthquake, explosion, riot or civil [ILLEGIBLE], malicious mischiel or vandalism, water, flood, or colliding with a bird or animal, shall not be deemed loss caused by collision;

COLLISION COVERAGE — caused by collision;

FIRE, LIGHTNING OR TRANSPORTATION COVERAGE — caused by

(a)	fire or lightning,

(b)	smoke or smudge due to a sudden, unusual and foulty operation of any fixed heating equipment serving the premises in which the covered automobile is located, or

(c)	the stranding, sinking, burning, collision or derailment of any conveyance in or upon which the covered automobile is being transported;

THEFT COVERAGE — caused by theft or larceny;

WINDSTORM, HAIL, EARTHQUAKE OR EXPLOSION COVERAGE — caused by windstorm, hail, earthquake or explosion;

COMBINED ADDITIONAL COVERAGE — caused by

(a)	windstorm, hail, earthquake or explosion,

(b)	riot or civil commotion,

(c)	the forced landing or falling of any aircraft or its ports or equipment,

(d)	malicious mischief or vandolism,

(e)	flood or rising waters, or

(f)	external discharge or leakage of water;

provided that, with respect to each covered automobile,

(i)

under the Comprehensive coverage (except as to loss from any of the causes described in the Fire, Lightning or Transportation coverage) and under the Collision coverage, such payment shall be only for the amount of each loss in excess of the deductible amount, if any, stated in the schedule as applicable thereto;

(ii)	under the Combined Additional coverage, $25 shall be deducted from the amount of each loss caused by malicious mischief or vandalism.

The company will pay under:

TOWING COVERAGE — for towing and labor costs necessitated by the disablement of covered automobiles, provident the labor is performed at the place of disablement.

SUPPLEMENTARY PAYMENTS

     In addition to the applicable limits of liability, the company will:

(a)	with respect to such transportation insurance as is afforded herein, pay general average and salvage charges for which the named insured becomes legally liable;

(b)

reimburse the named insured, in the event of a theft covered by this insurance of an entire covered automobile of the private passenger type (not used as a public or Tivery conveyance and not, at time of theft, being held for sale by on automobile dealer), for expense incurred for the rental of a substitute for such covered automobile during the period commencing [ILLEGIBLE] hours after such theft has been reported to the company and the police and terminating, regardless of expiration of the policy period, when such covered automobile is returned to use or the company pays for the loss; but, as to any one such theft, such reimbursement shall not exceed $10 for any one day [ILLEGIBLE] $300 total.

Such insurance as is afforded under each coverage applies separately to each covered automobile, and a land motor vehicle and one or more trailers or semitrailers attached thereto shall be held to be separate covered automobiles as respects limits of liability and any deductible provisions applicable thereto.

Exclusions

This insurance does not apply:

(a)	to any covered automobile while used as a public or livery conveyance, unless such use is specifically declared and described in the schedule;

(b)	to damage which is due and confined to:

(i) wear and tear, or

(ii) freezing, or

(iii) mechanical or electrical breakdown or failure,

unless such damage is the result of other loss covered by this insurance;

(c)	to tires, unless

(i) loss be coincident with and from the some cause as other loss covered by this insurance; or

(ii) damaged by fire, by malicious mischief or vandalism or stolen and, as to the covered automobile, loss caused by such damage or theft is covered by this insurance;

(d)	to loss due to

(i) war, whether or not declared, civil war, insurrection, rebellion or revolution, or to any act or condition incident to any of the foregoing;

(ii) radioactive contamination;

(e)	to loss to

(i) any device or instrument designed for the recording, reproduction, or recording and reproduction of sound unless such device or instrument is permanently installed in the covered automobile;

(ii) any tape, wire, record disc or other medium for use with any device or instrument designed for the recording, reproduction, or recording and reproduction of sound;

(f)

to loss to a comper body designed for use with a covered automobile and not designated in the schedule and for which no premium has been charged if such comper body was owned at the inception of the policy period or the inception of [ILLEGIBLE] renewal or extension period thereof;

(g)

under the Comprehensive and Theft coverages, to loss or damage due to conversion, embezzlement or secretion by any person in possession of a covered automobile under a bailment lease, conditional sale, purchase agreement, mortgage or other encumbrance;

(h)	under the Collision coverage, to breakage of glass if insurance with respect to such breakage is otherwise afforded herein;

(i)	under the Windstorm, Hail, Earthquake or Explosion and Combined Additional coverages, to loss resulting from rain, snow or sleet, whether or not wind-driven.

II. LIMIT OF LIABILITY

     The limit of the company’s liability for loss to any one covered automobile shall not exceed the least of the following amounts:

(a)	the actual cash value of such covered automobile, or if the loss is to a part thereof the actual cash value of such part, at time of loss; or

(b)	what it would then cost to repair or replace such covered automobile or part thereof with other of like kind and quality, with deduction for depreciation; or

(c)

the limit of liability stated in the schedule as applicable to “each covered automobile” under the coverage afforded for the loss to such covered automobile, provided that if such limit of liability is expressed as a stated amount it shall, with respect to a covered automobile newly acquired during the policy period and not described in the schedule, be deemed as having been replaced by “actual cash value”

III. POLICY PERIOD; TERRITORY; PURPOSES OF USE

     This insurance applies only to loss which occurs during the policy period, while the covered automobile is within the United States of America, its territories or possessions, or Canada, or is being transported between ports thereof and, if a covered automobile described in the schedule, is maintained and used for the purposes stoled therein as applicable thereto.

IV. ADDITIONAL DEFINITIONS

     When used in reference to this insurance (including endorsements forming a part of the policy):

“comper body” means a body designed to be mounted upon a covered automobile and equipped as sleeping or living quarters;

“collision” means (i) collision of a covered automobile with another object or with a vehicle to which it is attached, or (ii) upset of such covered automobile;

“covered automobile” means a land motor vehicle, trailer or semitrailer, including its equipment and other equipment permanently attached thereto (but not including robes, wearing apparel or personal effects), which is either

(a)	designated in the schedule, by description, as a covered automobile to which this insurance applies and is owned by the named insured; or

(b)	if not so designated, such vehicle is newly acquired by the named insured during the policy period provided, however, that:

	(i)	it replaces a described covered automobile, or as of the date of its delivery this insurance applies to all covered automobile, and

	(ii)	the named insured notifies the company within 30 days following such delivery date;

but “covered automobile” does not include a vehicle owned by or registered in the name of any individual partner or executive officer of the named insured, unless specifically stated otherwise by endorsement forming a part of the policy;

“loss” means direct and accidental loss or damage;

“private passenger type” means a 4-wheel land motor vehicle of the private passenger or station wagon type;

as to “purposes of use”:

“commercial” means use principally in the business occupation of the named insured as stated in the schedule, including occasional use for personal, pleasure, family and other business purposes;

(OVER)

(INSERT NAME OF COMPANY)

SCHEDULE OF AUTOMOBILES Eff. Feb. 15, 1978 to Feb. 15, 1979

Attach to, forming a part of and completing the Declarations of Policy No. _________________Issued to_______________________________________________

A = 50 miles
B = 51-200 miles
C = over 200 miles

The Insurance afforded for each automobile is only with respect to such of the following coverages as are indicated by specific premium charge or charges.

NO.					BODY TYPE SEDAN, TRUCK, TRACTOR, TRAILER, BUS, ETC.	SIZE REGISTRATION GROSS VEH. WEIGHT OR GROSS COMB. WEIGHT IF BUS, PASS, CAPACITY
							COMMERCIAL VEHICLE - MOTOR SERIAL NUMBER	PLACE OF PRINCIPAL GARAGING
				TRADE NAME					RADIUS CLASS.	RATING INFORMATION FACTORS-CODES
	OWNED	LEASED *	YEAR				PRIVATE PASSENGER VEHICLE IDENTIFICATION NUMBER				PRIM.	SECOND.	COMB.
										F
1			69	Pontiac	Sedan		2336992112339	11-02		C	7398
										F	1.00	0	1.00
2			69	Chevrolet	Pickup		CE1492891429	27-03	A	C	014	910
										F	1.90	0	1.90
			70	International	Truck		383208H954527	11-02	A	C	234	910
										F	1.00	0	1.00
4			70	International	Pickup		CE1402128744	11-02	A	C	014	910
										F	1.05	0	1.05
5			51	Dodge	Truck		T13720764	11-02	A	C	214	910
										F	1.00	0	1.00
6			51	Willys	Jeep		1516B134963	11-02	A	C	014	910
										F	1.00	0	1.00
7			70	Ford	Pickup	1/2 Ton	F10GR151156	11-02	A	C	014	910
										F
8			72	Plymouth	Sedan		RL41G2G1466658	11 -02		C	7398
										F
9			72	Chevrolet	Sedan		1K69H2C137044	11-02		C	7398
										F
10			55	Hough	Payloader		1755071	11-02		C	Unlicensed

[ILLEGIBLE] TERM LEASE THS OR LONGER			NAME OF LESSOR						NAME OF LOSS PAYEE
	PURCHASE INFORMATION – NECESSARY IF PHYSICAL DAMAGE COVERAGE TO BE AFFORDED
								COLLISION AMOUNT $ DED.					Idaho Nevada & Colorado
				(Enter “ACV” or the Amount of Insurance)					500/500	500		PREMIUMS				10/20 15/30
NO.	MONTH YEAR	SYMBOL AGE	NEW = N TOTAL COST USED = U	COMP.	FIRE–THEFT	FIRE–THEFT & CAC	RATE		BODILY INJURY	PROPERTY DAMAGE	MEDICAL PAYMENTS	COMPRE- HENSIVE	FIRE- THEFT	C.A.C.	COLL.	TOWING	UM
1									168	80							3
2									88	50							3
3									109	88							3
4									57	46							3
5									60	49							3
6									57	46							3
7									57	46							3
8									168	80							3
9									168	80							3
10									Unlicensed

AUTO 8186	The Continental Insurance Companies	757 Printed in U S A

(INSERT NAME OF COMPANY)

SCHEDULE OF AUTOMOBILES

Attach to, forming a part of and completing the Declarations of Policy No. _________________Issued to________________

A = 50 miles
B = 51-200 miles
C = over 200 miles

The Insurance afforded for each automobile is only with respect to such of the following coverages as are indicated by specific premium charge or charges.

NO.					BODY TYPE SEDAN, TRUCK, TRACTOR, TRAILER, BUS, ETC.	SIZE REGISTRATION GROSS VEH. WEIGHT OR GROSS COMB. WEIGHT IF BUS, PASS, CAPACITY
							COMMERCIAL VEHICLE - MOTOR SERIAL NUMBER	PLACE OF PRINCIPAL GARAGING
				TRADE NAME					RADIUS CLASS.	RATING INFORMATION FACTORS-CODES
	OWNED	LEASED *	YEAR				PRIVATE PASSENGER VEHICLE IDENTIFICATION NUMBER				PRIM.	SECOND.	COMB.
										F
11			72	Plymouth	Sedan		RL41G2614669	11-02		C	7398
										F	1.00	0	1.00
12			72	Ford	Pickup		F10GRN048214	11-02	A	C	014	910
										F	1.00	0	1.00
13			73	Chevrolet	Pickup		CCX143A131922	11-02	A	C	014	910
										F
14			48	Chevrolet	Ambulance		6FKB35222	11-02		C	7913
										F	1.90	0	1.90
15			61	International	Truck		SB149640E	11-02	A	C	234	910
										F
16			61	Ford	Ambulance		E11SH173658	11-02		C	7913
										F	1.00	0	1.00
17			61	GMC	Pickup		PN96863	11-02	A	C	014	910
										F	1.00	0	1.00
18			74	Ford Couvier	Pickup		SGTAPA71330	11-02	A	C	014	910
										F	1.00	0	1.00
19			74	Chevrolet	Pickup	1/2 Ton	CCQ1442157769	11-02	A	C	014	910
										F	1.00	0	1.00
20			74	Ford Couvier	Pickup		SGTAPA71329	11-02	A	C	014	910

[ILLEGIBLE] TERM LEASE THS OR LONGER			NAME OF LESSOR						NAME OF LOSS PAYEE
	PURCHASE INFORMATION – NECESSARY IF PHYSICAL DAMAGE COVERAGE TO BE AFFORDED
								COLLISION AMOUNT $ DED.					Idaho Nevada & Colorado
				(Enter “ACV” or the Amount of Insurance)					500/500	500		PREMIUMS				10/20 15/30
NO.	MONTH YEAR	SYMBOL AGE	NEW = N TOTAL COST USED = U	COMP.	FIRE–THEFT	FIRE–THEFT & CAC	RATE		BODILY INJURY	PROPERTY DAMAGE	MEDICAL PAYMENTS	COMPRE- HENSIVE	FIRE- THEFT	C.A.C.	COLL.	TOWING	UM
11									168	80							3
12									57	46							3
13									57	46							3
14									171	139							3
15									109	88							3
16									171	139							3
17									57	46							3
18									57	46							3
19									57	46							3
20									57	46							3

AUTO 8186	The Continental Insurance Companies	757 Printed in U S A

(INSERT NAME OF COMPANY)

SCHEDULE OF AUTOMOBILES

Attach to, forming a part of and completing the Declarations of Policy No. _________________Issued to_______________________________________________

A = 50 miles
B = 51-200 miles
C = over 200 miles

The Insurance afforded for each automobile is only with respect to such of the following coverages as are indicated by specific premium charge or charges.

NO.					BODY TYPE SEDAN, TRUCK, TRACTOR, TRAILER, BUS, ETC.	SIZE REGISTRATION GROSS VEH. WEIGHT OR GROSS COMB. WEIGHT IF BUS, PASS, CAPACITY
							COMMERCIAL VEHICLE - MOTOR SERIAL NUMBER	PLACE OF PRINCIPAL GARAGING
				TRADE NAME					RADIUS CLASS.	RATING INFORMATION FACTORS-CODES
	OWNED	LEASED *	YEAR				PRIVATE PASSENGER VEHICLE IDENTIFICATION NUMBER				PRIM.	SECOND.	COMB.
										F
21			63	Honda	Cycle		C105E033346	11-02		C	7942
										F
22			76	Chevrolet	Malibu		1C29Q6Z410152	11-02		C	7398
										F
23			56	Chevrolet	Sedan		UB60063390	27-03		C	7398
										F
24			46	Willys	Jeep		210506	27-03		C	7398
										F	1.00	0	1.00
25			53	Chevrolet	Pickup		J5300536	27-03	A	C	014	910
										F
26			76	Chevrolet	Vega S. W		1V15B64122463	11-02		C	7398
										F	1.00	0	1.00
27			65	Dodge Van	Truck		1962039652	11-02	A	C	014	910
										F	1.00	0	1.00
28			67	Willys	Jeep		8305A218510	11-02	A	C	014	910
										F	1.00	0	1.00
29			75	GMC	Pickup	1/2 Ton	TCQ145A507965	11-02	A	C	014	910
										F	1.05	0	1.05
30			61	International	Truck		FA62706H	11-02	A	C	214	910

[ILLEGIBLE] TERM LEASE THS OR LONGER			NAME OF LESSOR						NAME OF LOSS PAYEE
	PURCHASE INFORMATION – NECESSARY IF PHYSICAL DAMAGE COVERAGE TO BE AFFORDED
								COLLISION AMOUNT $ DED.					Idaho Nevada & Colorado
				(Enter “ACV” or the Amount of Insurance)					500/500	500		PREMIUMS				10/20 15/30
NO.	MONTH YEAR	SYMBOL AGE	NEW = N TOTAL COST USED = U	COMP.	FIRE–THEFT	FIRE–THEFT & CAC	RATE		BODILY INJURY	PROPERTY DAMAGE	MEDICAL PAYMENTS	COMPRE- HENSIVE	FIRE- THEFT	C.A.C.	COLL.	TOWING	UM
21									49	26							3
22									168	80							3
23									199	80							3
24									199	80							3
25									88	50							3
26									168	80							3
27									57	46							3
28									57	46							3
29									57	46							3
30									60	49							3

AUTO 8186	The Continental Insurance Companies	757 Printed in U S A

(INSERT NAME OF COMPANY)

SCHEDULE OF AUTOMOBILES

Attach to, forming a part of and completing the Declarations of Policy No. _________________Issued to_______________________________________________

A = 50 miles
B = 51-200 miles
C = over 200 miles

The Insurance afforded for each automobile is only with respect to such of the following coverages as are indicated by specific premium charge or charges.

NO.					BODY TYPE SEDAN, TRUCK, TRACTOR, TRAILER, BUS, ETC.	SIZE REGISTRATION GROSS VEH. WEIGHT OR GROSS COMB. WEIGHT IF BUS, PASS, CAPACITY
							COMMERCIAL VEHICLE - MOTOR SERIAL NUMBER	PLACE OF PRINCIPAL GARAGING
				TRADE NAME					RADIUS CLASS.	RATING INFORMATION FACTORS-CODES
	OWNED	LEASED *	YEAR				PRIVATE PASSENGER VEHICLE IDENTIFICATION NUMBER				PRIM.	SECOND.	COMB.
										F	.25	0.25
31			62	Alloy	Trailer		62227	11-02	A	C	684	910
										F	1.90	0	1.90
32			63	International	Truck		SB347102F	11-02	A	C	234	910
										F	1.00	0	1.00
33			73	Ford	Cargo Van		E14BX47267	11-02	A	C	0.14	910
										F	1.00	0	1.00
34			59	Ford	van		F60S9R39116	11-02	A	C	014	910
										F	1.00	0	1.00
35			73	Ford	Pickup	1/2 Ton	F10ARS48125	11-02	A	C	014	910
										F	1.00	0	1.00
36			74	Ford Stake	Truck		F37MRU41182	11-02	A	C	014	910
										F	1.90	0	1.90
37			63	International	Dump Truck		FS3739711	11-02	A	C	234	910
										F
38			73	Chevrolet	Sedan		1K69H3C184279	05-02		C	7398
										F
39			73	Dodge	Ambulance	1 Ton Van	DNB37BZ3X1013531	11-02		C	7913
										F	1.00	0	1.00
40			77	Ford	F 140		F14HRY05167	05-02	A	C	014	910

[ILLEGIBLE] TERM LEASE THS OR LONGER			NAME OF LESSOR						NAME OF LOSS PAYEE
	PURCHASE INFORMATION – NECESSARY IF PHYSICAL DAMAGE COVERAGE TO BE AFFORDED
								COLLISION AMOUNT $ DED.					Idaho Nevada & Colorado
				(Enter “ACV” or the Amount of Insurance)					500/500	500		PREMIUMS				10/20 15/30
NO.	MONTH YEAR	SYMBOL AGE	NEW = N TOTAL COST USED = U	COMP.	FIRE–THEFT	FIRE–THEFT & CAC	RATE		BODILY INJURY	PROPERTY DAMAGE	MEDICAL PAYMENTS	COMPRE- HENSIVE	FIRE- THEFT	C.A.C.	COLL.	TOWING	UM
31									16	12
32									109	88							3
33		3-6	5,000	ACV				100	57	46		58			151		3
34									57	46							3
35									57	46							3
36									57	46							3
37									109	88							3
38									124	92							2
39									171	139							3
40		3-2	6,000	ACV				100	124	83		74			174		2

AUTO 8186	The Continental Insurance Companies	757 Printed in U S A

(INSERT NAME OF COMPANY)

SCHEDULE OF AUTOMOBILES

Attach to, forming a part of and completing the Declarations of Policy No. _________________Issued to_______________________________________________

A = 50 miles
B = 51-200 miles
C = over 200 miles

The Insurance afforded for each automobile is only with respect to such of the following coverages as are indicated by specific premium charge or charges.

NO.					BODY TYPE SEDAN, TRUCK, TRACTOR, TRAILER, BUS, ETC.	SIZE REGISTRATION GROSS VEH. WEIGHT OR GROSS COMB. WEIGHT IF BUS, PASS, CAPACITY
							COMMERCIAL VEHICLE - MOTOR SERIAL NUMBER	PLACE OF PRINCIPAL GARAGING
				TRADE NAME					RADIUS CLASS.	RATING INFORMATION FACTORS-CODES
	OWNED	LEASED *	YEAR				PRIVATE PASSENGER VEHICLE IDENTIFICATION NUMBER				PRIM.	SECOND.	COMB.
F
C
F
C
F
C
F
C
F
C
F
C
F
C
F
C
F
C
F
C

[ILLEGIBLE] TERM LEASE THS OR LONGER			NAME OF LESSOR						NAME OF LOSS PAYEE
	PURCHASE INFORMATION – NECESSARY IF PHYSICAL DAMAGE COVERAGE TO BE AFFORDED
								COLLISION AMOUNT $ DED.					Idaho Nevada & Colorado
				(Enter “ACV” or the Amount of Insurance)					500/500	500		PREMIUMS				10/20 15/30
NO.	MONTH YEAR	SYMBOL AGE	NEW = N TOTAL COST USED = U	COMP.	FIRE–THEFT	FIRE–THEFT & CAC	RATE		BODILY INJURY	PROPERTY DAMAGE	MEDICAL PAYMENTS	COMPRE- HENSIVE	FIRE- THEFT	C.A.C.	COLL.	TOWING	UM
						Totals			3,876	2,556		132			325		112

AUTO 8186	The Continental Insurance Companies	757 Printed in U S A

(THIS SPACE FOR ATTACHING ENDORSEMENTS)

CONDITIONS

1. Premium All premiums for this policy shall be computed in accordance with the company’s rules, rates, rating plans, premiums and minimum premiums applicable to the insurance afforded herein.

          Premium designated in this policy as “advance premium” is a deposit premium only which shall be credited to the amount of the earned premium due at the end of the policy period. At the close of each period (or part thereof terminating with the end of the policy period) designated in the declarations as the audit period the earned premium shall be computed for such period and, upon notice thereof to the named insured, shall become due and payable. If the total earned premium for the policy period is less than the premium previously paid, the company shall return to the named insured the unearned portion paid by the named insured.

          The named insured shall maintain records of such information as is necessary for premium computation, and shall send copies of such records to the company at the end of the policy period and at such times during the policy period as the company may direct.

2. Inspection and Audit The company shall be permitted but not obligated to inspect the named insured’s property and operations at any time. Neither the company’s right to make inspections nor the making thereof nor any report thereon shall constitute an undertaking, on behalf of or for the benefit of the named insured or others, to determine or warrant that such property or operations are safe or healthful, or are in compliance with any law, rule or regulation.

          The company may examine and audit the named insured’s books and records at any time during the policy period and extensions thereof and within three years after the final termination of this policy, as far as they relate to the subject matter of this insurance.

3. Financial Responsibility Laws When this policy is certified as proof of financial responsibility for the future under the provisions of any motor vehicle financial responsibility law, such insurance as is afforded by this policy for bodily injury liability or for property damage liability shall comply with the provisions of such law to the extent of the coverage and limits of liability required by such law. The insured agrees to reimburse the company for any payment made by the company which it would not have been obligated to [ILLEGIBLE] under the terms of this policy except for the agreement contained in this [ILLEGIBLE].

4. [ILLEGIBLE] Duties in the Event of Occurrence, Claim or Suit

(a)

In the event of an occurrence, written notice containing particulars sufficient to identify the insured and also reasonably obtainable information with respect to the time, place and circumstances thereof, and the names and addresses of the injured and of available witnesses, shall be given by or for the insured to the company or any of its authorized agents as soon as practicable.

(b)	If claim is made or suit is brought against the insured, the insured shall immediately forward to the company every demand, notice, summons or other process received by him or his representative.

(c)

The insured shall cooperate with the company and, upon the company’s request, assist in making settlements, in the conduct of suits and in enforcing any right of contribution or indemnity against any person or organization who may be liable to the insured because of injury or damage with respect to which insurance is afforded under this policy; and the insured shall attend hearings and trials and assist in securing and giving evidence and obtaining the attendance of witnesses. The insured shall not, except at his own cost, voluntarily make any payment, assume any obligation or incur any expense other than for first aid to others at the time of accident.

5. Action Against Company No action shall lie against the company, unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the insured’s obligation to pay shall have been finally determined either by judgment against the insured after actual trial or by written agreement of the insured, the claimant and the company.

          Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the company as a party to any action against the insured to determine the insured’s liability, nor shall the company be impleaded by the insured or his legal representative. Bankruptcy or insolvency of the insured or of the insured’s estate shall not relieve the company of any of its obligations hereunder.

6. Other Insurance The insurance afforded by this policy is primary insurance, except when stated to apply in excess of or contingent upon the absence of other insurance When this insurance is primary and the insured has other insurance which is stated to be applicable to the loss on an excess or contingent basis, the amount of the company’s liability under this policy shall not be reduced by the existence of such other insurance.

          When both this insurance and other insurance apply to the loss on the same basis, whether primary, excess or contingent, the company shall not be liable under this policy for a greater proportion of the loss than that stated in the applicable contribution provision below:

(a)

Contribution by Equal Shares. If all of such other valid and collectible insurance provides for contribution by equal shares, the company shall not be liable for a greater proportion of such loss than would be payable if each insurer contributes an equal share until the share of each insurer equals the lowest applicable limit of liability under any one policy or the full amount of the loss is paid, and with respect to any amount of loss not so paid the remaining insurers then continue to contribute equal shares of the remaining amount of the loss until each such insurer has paid its limit in full or the full amount of the loss is paid.

(b)

Contribution by Limits. If any of such other insurance does not provide for contribution by equal shares, the company shall not be liable for a greater proportion of such loss than the applicable limit of liability under this policy for such loss bears to the total applicable limit of liability of all valid and collectible insurance against such loss.

7. Subrogation In the event of any payment under this policy, the company shall be subrogated to all the insured’s rights of recovery therefor against any person or organization and the insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The insured shall do nothing after loss to prejudice such rights.

8. Changes Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this policy or estop the company from asserting any right under the terms of this policy; nor shall the terms of this policy be waived or changed, except by endorsement issued to form a part of this policy, signed by a duly authorized representative of the company.

9. Assignment Assignment of interest under this policy shall not bind the company until its consent is endorsed hereon; if, however, the named insured shall die, such insurance as is afforded by this policy shall apply (1) to the named insured’s legal representative, as the named insured, but only while acting within the scope of his duties as such, and (2) with respect to the property of the named insured, to the person having proper temporary custody thereof, as insured, but only until the appointment and qualification of the legal representative.

10. Three Year Policy If this policy is issued for a period of three years any limit of the company’s liability stated in this policy as “aggregate” shall apply separately to each consecutive annual period thereof.

11. Cancellation This policy may be cancelled by the named insured by surrender thereof to the company or any of its authorized agents or by mailing to the company written notice stating when thereafter the cancellation shall be effective. This policy may be cancelled by the company by mailing to the named insured at the address shown in this policy, written notice stating when not less than ten days thereafter such cancellation shall be effective. The mailing of notice as aforesaid shall be sufficient proof of notice. The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the policy period. Delivery of such written notice either by the named insured or by the company shall be equivalent to mailing.

          If the named insured cancels, earned premium shall be computed in accordance with the customary short rate table and procedure. If the company cancels, earned premium shall be computed pro rata. Premium adjustment may be made either at the time cancellation is effected or as soon as practicable after cancellation becomes effective, but payment or tender of unearned premium is not a condition of cancellation.

12. Declarations By acceptance of this policy, the named insured agrees that the statements in the declarations are his agreements and representations, that this policy is issued in reliance upon the truth of such representations and that this policy embodies all agreements existing between himself and the company or any of its agents relating to this insurance.

In Witness Whereof, the company has caused this policy to be signed by an executive vice president and a secretary, but this policy shall not be binding upon the company unless completed by the attachment hereto of (1) a Declarations Page described as Section Two and [ILLEGIBLE] on the aforesaid Declarations Page by a duly authorized representative of the company, and (2) one or more Coverage Parts [ILLEGIBLE] there is an advance premium indicated on the Declarations Page.

Secretary	Executive Vice President

NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT—(Broad Form)

I.

Subject to the Provisions of paragraph III of this Endorsement, it is agreed that the policy and any endorsement used therewith, regardless of whether such endorsement [ILLEGIBLE] the policy exclusions inapplicable does not apply:

	A.	[ILLEGIBLE] any Liability Coverage, to bodily injury or property damage

(1)

with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(2)

resulting from the hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

B.

Under any Medical Payments Coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respect to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

	C.	Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if

		(1)	the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (b) has been discharged or dispersed therefrom;

		(2)	the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(3)

the bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (3) applies only to property damage to such nuclear facility and any property thereat.

II.	As used in this endorsement:

“hazardous properties” include radioactive, toxic or explosive properties:

“nuclear material” means source material, special nuclear material or byproduct material;

“source material”, “special nuclear material”, and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

“spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

“waste” means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof, “nuclear facility” means

		(a)	any nuclear reactor,

		(b)	any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)

any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235.

		(d)	any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste.

and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

“nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material:

“property damage” includes all forms of radioactive contamination of property.

III.

The provisions of this endorsement do not apply to (a) family automobile, comprehensive personal and farmer’s comprehensive personal insurance nor to (b) liability arising out of the ownership, maintenance or use of any automobile principally garaged or registered in the State of New York.

In Witness Whereof, the company has caused this endorsement to be signed by an executive vice president and a secretary.

Secretary	Executive Vice President

. Fred S. James & Co. of Wash. Inc.
. P.O. Box 2151
. Spokane, Washington 99210	LIABILITY INSURANCE POLICY – SECTION ONE (For Automobile Insurance or General Liability Insurance separately or combined)

. Hecla Mining Company
. P.O. Box 320
. Wallace, Idaho 83800
.

The Continental Insurance Companies

GENERAL OFFICES
80 Maiden Lane, New York, New York 10038
DEPARTMENTAL OFFICES
Buckeye Department	1111 East Broad Street, Columbus, Ohio 43216
Eastern Department	80 Maiden Lane, New York, New York 10038
Foreign Department	80 Maiden Lane, New York, New York 10038
Northeastern Department	333 Glen Street, Glens Falls, New York 12801
Pacific Department	100 Pine Street, San Francisco, California 94111
Southeastern Department	161 Peachtree Street, N E., Atlanta, Georgia 30303
Southwestern Department	1810 Commerce Street, Dallas, Texas 75201
Western Department	360 West Jackson Boulevard, Chicago, Illinois 60606

Branch and Field Offices in all Principal Cities

SCHEDULE

The insurance afforded is only with respect to such of the following coverages as are indicated by specific premium charge or charges. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto.

COVERAGES AND LIMITS OF LIABILITY
Coverage A		Coverage B
Bodily Injury Liability		Property Damage Liability
each occurrence	aggregate	each occurrence	aggregate
$500,000.	$500,000.	$500,000.	$500,000.
Advance Premium	$18,602.00	Advance Premium	$34,523.00
Total Advance Premium	$53,125.00

GENERAL LIABILITY HAZARDS

			Rates		Advance Premium
Description of Hazards	Code No.	Premium Bases	Bodily Injury Liability	Property Damage Liability	Bodily Injury Liability	Property Damage Liability
(a) Premises—Operations		(a) Area (sq. ft.) (b) Remuneration (c)	(a) Per 100sq. ft. of Area (b) Per $100 of Remuneration (c)

As per Form L7240 attached					18,517.	34,440.

(b) Escalators		Number Insured	Per Landing

(c) Independent Contractors		Cost	Per $100 of Cost
Construction Operations - owner (not railroads) - excluding operations on board ships	16292	TBD	.038	.026	at audit

(d) Completed Operations		Receipts	Per $1,000 of Receipts

(e) Products		Sales	Per $1,000 of Sales

Composition Goods	26612	TBD	1.109	.579	85.MP	83.MP

GENERAL LIABILITY MINIMUM PREMIUMS
Bodily Injury Liability	Property Damage Liability	Bodily Injury Liability	Property Damage Liability	Bodily Injury Liability	Property Damage Liability
(a) $ 72.	$ 35.	(c) $ 33.	$ 35.	(e) $ 85.	$ 83.
(b) $	$	(d) $	$

Locations of all premises owned by, rented to or controlled by the named insured. (Enter “same” if same location as address shown in Item 1, of declarations.)
Same

Interest of named insured in such premises. (Describe interest, such as “owner”, “general lessee” or “tenant”.) Owner

Part occupied by named insured Entire
___________________________________________________________________________________________________________

The foregoing discloses all hazards insured hereunder known to exist at the effective date of this policy, unless otherwise stated herein.

When used as a premium basis:

1.

“admissions” means the total number of persons, other than employees of the named insured, admitted to the event insured or to events conducted on the premises whether on paid admission tickets, complimentary tickets or passes;

2.

“cost” means the total cost to the named insured with respect to operations performed for the named insured during the policy period by independent contractors of all work let or sub-let in connection with each specific project, including the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the owner, contractor or subcontractor, including all fees, allowances, bonuses or commissions made, paid or due;

3.

“receipts” means the gross amount of money charged by the named insured for such operations by the named insured or by others during the policy period as are rated on the receipts basis other than receipts from telecasting; broadcasting or motion pictures, and includes taxes, other than taxes which the named insured collects as a separate item and remits directly to a governmental division;

4.

“remuneration” means the entire remuneration earned during the policy period by proprietors and by all employees of the named insured, other than chauffeurs (except operators of mobile equipment) and aircraft pilots and co-pilots, subject to any overtime earnings or limitation of remuneration rule applicable in accordance with the manuals in use by the company;

5.

“sales” means the gross amount of money charged by the named insured or by others trading under his name for all goods and products sold or distributed during the policy period and charged during the policy period for installation, servicing of repair, and includes taxes, other than taxes which the named insured and such others collect as a separate item and remit directly to a governmental division.

Policy Issued By The Continental Insurance Company Policy No. L1 30 78 76
Named Insured Hecla Mining Company

This Coverage Part shall not be binding upon the company unless attached to Sections One and Two of the company’s Liability Insurance Policy.

LIAB. 66808	PRINTED IN U. S. A.

COMPREHENSIVE GENERAL LIABILITY INSURANCE

I.	COVERAGE A—BODILY INJURY LIABILITY
COVERAGE B—PROPERTY DAMAGE LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of

A.	bodily injury or
B.	property damage

to which this insurance applies, caused by an occurrence, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of Judgments or settlements.

Exclusion

          This insurance does not apply:

(a)

to liability assumed by the insured under any contract or agreement except an incidental contract; but this exclusion does not apply to a warranty of fitness or quality of the named insured’s products or a warranty that work performed by or on behalf of the named insured will be done in a workmanlike manner;

(b)	to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of

	(1)	any automobile or aircraft owned or operated by or rented or loaned to any insured, or

	(2)	any other automobile or aircraft operated by any person in the course of his employment by any insured;

but this exclusion does not apply to the parking of an automobile on premises owned by, rented to or controlled by the named insured or the ways immediately adjoining, If such automobile is not owned by or rented or loaned to any insured;

(c)

to bodily injury or property damage arising out of (1) the ownership, maintenance, operation, use, loading or unloading of any mobile equipment while being used in any prearranged or organized racing, speed or demolition contest or in any stunting activity or in practice or preparation for any such contest or activity or (2) the operation or use of any snowmobile or trailer designed for use therewith;

(d)	to bodily injury or property damage arising out of and in the course of the transportation of mobile equipment by an automobile owned or operated by or rented or loaned to any insured;

(e)	to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of

	(1)	any watercraft owned or operated by or rented or loaned to any insured, or

	(2)	any other watercraft operated by any person in the course of his employment by any insured;

but this exclusion does not apply to watercraft while ashore on premises owned by, rented to or controlled by the named insured;

(f)

to bodily injury or property damage arising out of the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases; waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any water course or body of water; but this exclusion does not apply if such discharge, dispersal, release of escape is sudden and accidental;

(g)	to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing, with respect to

	(1)	liability assumed by the insured under an incidental contract, or

	(2)	expenses for first aid under the Supplementary Payments provision;

(h)	to bodily injury or property damage for which the insured or his indemnitee may be held liable

	(1)	as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages, or

	(2)	If not so engaged, as an owner or lessor of premises used for such purposes.

if such liability is imposed

	(i)	by, or because of the violation of, any statute, ordinance or regulation pertaining to the sale, gift, distribution or use of any alcoholic beverage, or

	(ii)	by reason of the selling, serving or giving of any alcoholic beverage to a minor or to a person under the influence of alcohol or which causes or contributes to the intoxication of any person;

but part (ii) of this exclusion does not apply with respect to liability of the insured or his indemnitee as an owner or lessor described in (2) above;

(i)

to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(j)

to bodily injury to any employee of the insured arising out of and in the course of his employment by the insured or to any obligation of the insured to indemnify another because of damages arising out of such injury; but this exclusion does not apply to liability assumed by the insured under an incidental contract;

(k)	to property damage to

	(1)	property owned or occupied by or rented to the insured,

	(2)	property used by the insured, or

	(3)	property in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control;

but parts (2) and (3) of this exclusion do not apply with respect to liability under a written sidetrack agreement and part (3) of this exclusion does not apply with respect to property damage (other than to elevators) arising out of the use of an elevator at premises owned by, rented to or controlled by the named insured;

(l)	to property damage to premises alienated by the named insured arising out of such premises or any part thereof;

(m)	to loss of use of tangible property which has not been physically injured or destroyed resulting from

	(1)	a delay in or lack of performance by or on behalf of the named insured of any contract or agreement, or

(2)

the failure of the named insured’s products or work performed by or on behalf of the named insured to meet the level of performance, quality, fitness or durability warranted or represented by the named insured;

but this exclusion does not apply to loss of use of other tangible property resulting from the sudden and accidental physical injury to or destruction of the named insured’s products or work performed by or on behalf of the named insured after such products or work have been put to use by any person or organization other than an insured;

(n)	to property damage to the named insured’s products arising out of such products or any part of such products;

(o)

to property damage to work performed by or [ILLEGIBLE] behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith;

(p)

to damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the named insured’s products or work completed by or for the named insured or of any property of which such products or work form a part if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

II.	PERSONS INSURED

          Each of the following is an insured under this insurance to the extent set forth below:

(a)

If the named insured is designated in the declarations as an individual, the person so designated but only with respect to the conduct of a business of which he is the sole proprietor, and the spouse of the [ILLEGIBLE] insured with respect to the conduct of such a business;

(b)

If the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

If the named insured is designated in the declarations as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such;

(d)	any person (other than an employee of the named insured) or organization while acting as real estate manager for the named insured; and

(e)	with respect to the operation, for the purpose of locomotion upon a public highway, of mobile equipment registered under any motor vehicle registration law,

	(i)	an employee of the named insured while operating any such equipment in the course of his employment, and

(ii)

any other person while operating with the permission of the named insured any such equipment registered in the name of the named insured and any person or organization legally responsible for such operation, but only if there is no other valid and collectible insurance available, either on a primary or excess basis, to such person or organization;

provided that no person or organization shall be an insured under this paragraph (e) with respect to:

	(1)	bodily injury to any fellow employee of such person injured in the course of his employment, or

	(2)	property damage to property owned by, rented to, in charge of or occupied by the named insured or the employer of any person described in subparagraph (ii).

This insurance does not apply to bodily injury or property damage arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured.

III.	LIMITS OF LIABILITY

          Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain bodily injury or property damage, or (3) claims made or suits brought on account of bodily injury or property damage, the company’s liability is limited as follows:

          Coverage A—The total liability of the company for all damages, including damages for care and loss of services, because or bodily injury sustained by one or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the schedule as applicable to “each occurrence.”

          Subject to the above provision respecting “each occurrence”, the total liability of the company for all damages because of (1) all bodily injury included within completed operations hazard and (2) all bodily injury included within the products hazard shall not exceed the limit of bodily injury liability stated in the schedule as “aggregate”.

          Coverage B—The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the schedule as applicable to “each occurrence”.

          Subject to the above provision respecting “each occurrence”, the total liability of the company for all damages because of all property damage to which this coverage applies and described in any of the numbered subparagraphs below shall not exceed the limit of property damage liability stated in the schedule as “aggregate”;

(1)

all property damage arising out of premises or operations rated on a remuneration basis or contractor’s equipment rated on a receipts basis, including property damage for which liability is assumed under any incidental contract relating to such premises or operations, but excluding property damage included in subparagraph (2) below:

(2)

all property damage arising out of and occurring in the course of operations performed for the named insured by independent contractors and general supervision thereof by the named insured, including any such property damage for which liability is assumed under any incidental contract relating to such operations, but this subparagraph (2) does not include property damage arising out of maintenance or repairs at premises owned by or rented to the named insured or structural alterations at such premises which do not involve changing the size of or moving buildings or other structures;

(3)	all property damage included within the products hazard and all property damage included within the completed operations hazard.

          Such aggregate limit shall apply separately to the property damage described in sub-paragraphs (1), (2) and (3) above, and under subparagraphs (1) and (2), separately with respect to each project away from premises owned by or rented to the named insured.

          Coverages A and B—For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

IV.	POLICY TERRITORY

          This insurance applies only to bodily injury or property damage which occurs within the policy territory.

LIAB. 6680B	OVER

The company named in the declarations (a stock insurance company, herein called the company) in consideration of the payment of the premium, in reliance upon the statements in the declarations made a part hereof and subject to all of the terms of this policy, agrees with the named insured as follows:

SUPPLEMENTARY PAYMENTS

          The company will pay, in addition to the applicable limit of liability:

          (a) all expenses incurred by the company, all costs taxed against the insured in any suit defended by the company and all interest on the entire amount of any judgment therein which accrues after entry of the judgment and before the company has paid or tendered or deposited in court that part of the judgment which does not exceed the limit of the company’s liability thereon;

          (b) premiums on appeal bonds required in any such suit, premiums on bonds to release attachments in any such suit for an amount not in excess of the applicable limit of liability of this policy, and the cost of bail bonds required of the insured because of accident or traffic law violation arising out of the use of any vehicle to which this policy applies, not to exceed $250 per bail bond, but the company shall have no obligation to apply for or furnish any such bonds;

          (c) expenses incurred by the insured for first aid to others at the time of an accident, for bodily injury to which this policy applies;

          (d) reasonable expenses incurred by the insured at the company’s request (in assisting the company in the investigation or defense of any claim or suit,) including actual loss of earnings not to exceed $25 per day.

DEFINITIONS

          When used in this policy (including endorsements forming a part hereof):

          “automobile” means a land motor vehicle, trailer or semitrailer designed for travel on public roads (including any machinery or apparatus attached thereto), but does not include mobile equipment;

          “bodily injury” means bodily injury, sickness or disease sustained by any person which occurs during the policy period, including death at any time resulting therefrom;

          “completed operations hazard” includes bodily injury and property damage arising out of operations or reliance upon a representation or warranty made at any time with respect thereto, but only if the bodily injury or property damage occurs after such operations have been completed or abandoned and occurs away from premises owned by or rented to the named insured. “Operations” include materials, parts or equipment furnished in connection therewith. Operations shall be deemed completed at the earliest of the following times:

(1)	when all operations to be performed by or on behalf of the named insured under the contract have been completed,

(2)	when all operations to be performed by or on behalf of the named insured at the site of the operations have been completed, or

(3)

when the portion of the work out of which the injury or damage arises has been put to its intended use by any person or organization other than another contractor or sub- contractor engaged in performing operations for a principal as a part of the same project.

          Operations which may require further service or maintenance work, or correction, repair or replacement because of any defect or deficiency, but which are otherwise complete, shall be deemed completed.

          The completed operations hazard does not include bodily injury or property damage arising out of

(a) operations in connection with the transportation of property, unless the bodily injury or property damage arises out of a condition in or on a vehicle created by the loading or unloading thereof,

(b) the existence of tools, uninstalled equipment or abandoned or unused materials, or

(c) operations for which the classification stated in the policy or in the company’s manual specifies “including completed operations”;

          “elevator” means any hoisting or lowering device to connect floors or landings, whether or not in service, and all appliances thereof including any car, platform, shaft, hoistway, stairway, runway, power equipment and machinery; but does not include an automobile servicing hoist, or a hoist without a platform outside a building if without mechanical power or if not attached to building walls, or a hod or material hoist used in alteration, construction or demolition operations, or an inclined conveyor used exclusively for carrying property or a dumbwaiter used exclusively for carrying property and having a compartment height not exceeding four feet;

          “incidental contract” means any written (1) lease of premises, (2) easement agreement, except in connection with construction or demolition operations on or adjacent to a rail-road, (3) undertaking to indemnify a municipality required by municipal ordinance, except in connection with work for the municipality, (4) sidetrack agreement, or (5) elevator maintenance agreement;

          “insured” means any person or organization qualifying as an insured in the “Persons Insured” provision of the applicable insurance coverage. The insurance afforded applies separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the company’s liability;

          “mobile equipment” means a land vehicle (including any machinery or apparatus attached thereto), whether or not self-propelled, (1) not subject to motor vehicle registration, or (2) maintained for use exclusively on premises owned by or rented to the named insured, including the ways immediately adjoining, or (3) designed for use principally off public roads, or (4) designed or maintained for the sole purpose of affording mobility to equipment of the following types forming an integral part of or permanently attached to such vehicle: power cranes, shovels, loaders, diggers and drills; concrete mixers (other than the mix-in-transit type); graders, scrapers, rollers and other road construction or repair equipment; air-compressors, pumps and generators, including spraying, welding and building cleaning equipment; and geophysical exploration and well servicing equipment;

          “named insured” means the person or organization named in Item 1. of the declarations of this policy;

          “named insured’s products” means goods or products manufactured, sold, handled or distributed by the named insured or by others trading under his name, including any container thereof (other than a vehicle), but “named insured’s products” shall not include a vending machine or any property other than such container, rented to or located for use of others but not sold;

          “occurrence” means an accident, including continuous or repeated exposure to conditions, which results in bodily injury or property damage neither expected nor intended from the standpoint of the insured;

          “policy territory” means:

(1)	the United States of America, its territories or possessions, or Canada, or

(2)	international waters or air space, provided the bodily injury or property damage does not occur in the course of travel or transportation to or from any other country, state or nation, or

(3)

anywhere in the world with respect to damages because of bodily injury or property damage arising out of a product which was sold for use or consumption within the territory described in paragraph (1) above, provided the original suit for such damages is brought within such territory;

          “products hazard” includes bodily injury and property damage arising out of the named insured’s products or reliance upon a representation or warranty made at any time with respect thereto, but only if the bodily injury or property damage occurs away from premises owned by or rented to the named insured and after physical possession of such products has been relinquished to others;

          “property damage” means (1) physical injury to or destruction of tangible property which occurs during the policy period, including the loss of use thereof at any time resulting therefrom, or (2) loss of use of tangible property which has not been physically injured or destroyed provided such loss of use is caused by an occurrence during the policy period;

Policy Issued By	The Continental Insurance Company	11	A STOCK COMPANY	Policy No. L1 30 78 76

[ILLEGIBLE] Name and Address	Fred S. James & Co. of Wash. Inc. P.O. Box 2151 Spokane, Washington 99210	46 810 446	× Producer’s Code	Renewal of: L1 28 53 18

Item 1. Named Insured and Address (Number and Street, Town or City, County and State)
	Hecla Mining Company P.O. Box 320 Wallace, Idaho 83800	The named insured is: Individual ☐; Partnership ☐; Corporation ☒; Joint Venture ☐; Other (specify) Business of the named insured is:

Mining
Item 2. Policy Period:	From 12:01 A.M., February 15, 1979 February 15, 1980 (Hour and Minute)
12:01 A.M., standard time at the address of the named insured as stated herein.

Audit Period:	Annual, unless otherwise stated.

Audit Required ☒ Yes ☐ No

LIABILITY INSURANCE POLICY — SECTION TWO — DECLARATIONS
(For Automobile Insurance or General Liability Insurance separately or combined)

Item 3. The insurance afforded is only with respect to such of the following Coverage Parts as are indicated by specific premium charge or charges.

Coverage Parts	Advance Premiums
Basic Automobile Liability Insurance	$
Comprehensive Automobile Liability Insurance	$
Automobile Medical Payments Insurance	$
Garage Insurance	$
Uninsured Motorists Insurance	$
Automobile Physical Damage Insurance	$
Automobile Physical Damage Insurance (Dealers)	$
$
$
$
Comprehensive General Liability Insurance		$53,125.00
Owners’, Landlords’ and Tenants’ Liability Insurance	$
Manufacturers’ and Contractors’ Liability Insurance	$
Comprehensive Personal Insurance	$
Farmer’s Comprehensive Personal Insurance	$
Contractual Liability Insurance		$61
Premises Medical Payments Insurance	$
Owners’ and Contractors’ Protective Liability Insurance	$
Personal Injury Liability Insurance		$2,776.00
Additional Insured (Dr. Wilson Blake)		$250.00
$
$
$
$
Total Advance Premium for this policy		$56,212.00

Form numbers of endorsements forming a part of the policy on its effective date: 6680, 6688, 7104, 7165, 7251, 7240, 604, 610

[ILLEGIBLE] is payable: On effective date of policy $     56,212.00; 1st Anniversary $               ; 2nd Anniversary $

This declarations page shall not be binding on the company unless countersigned by a duly authorized representative of the company, and attached, when issued, to Section One of the company’s Liability Insurance Policy, and completed by one or more Coverage Parts for which there is an advance premium indicated on this page.

Countersigned by__________________________________________________

SCHEDULE EXTENDED
— GENERAL LIABILITY INSURANCE —

Policy No.      L1 30 78 76                    Issued to             Hecla Mining Company

				RATES		ADVANCE PREMIUM
DESCRIPTION OF HAZARDS	CODE NO.	PREMIUM BASES		BODILY INJURY LIABILITY	PROPERTY DAMAGE LIABILITY	BODILY INJURY LIABILITY	PROPERTY DAMAGE LIABILITY

Mining NOC	12002

Idaho		b)	11,000,000.143		.163	15,730.	17,930.
	X				.082		9,020.
Nevada		b)	17,500.233		.117	41.	20.
	X				.082		14.

Geophysical Exploration - all employees - Idaho	13841		TBD	.555	.303	at audit

Ore Milling	33300

Idaho		b)	900,000.304		.186	2,736.	1,674.

Machine Shops	39996		TBD	.304	.186	at audit

Broad Form P.O.	99982		20%				5,737.

Excess Limits	99901		Flat Charge			10.	45.

LIAB 7240	PRINTED IN U.S.A.

PERSONAL INJURY LIABILITY INSURANCE

I. COVERAGE P—PERSONAL INJURY LIABILITY

          The company will pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of injury (herein called “personal injury”) sustained by any person or organization and arising out of one or more of the following offenses committed in the conduct of the named insured’s business:

Group A—	false arrest, detention or imprisonment, or malicious prosecution;

Group B—

the publication or utterance of a libel or slander or of other defamatory or disparaging material, or a publication or utterance in violation of an individual’s right of privacy; except publications or utterances in the course of or related to advertising, broadcasting or telecasting activities conducted by or on behalf of the named insured;

Group C—	wrongful entry or eviction, or other invasion of the right of private occupancy;

if such offense is committed during the policy period within the United States of America, its territories or possessions, or Canada, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such personal injury even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

This insurance does not apply

(a)	to liability assumed by the insured under any contract or agreement;

(b)	to personal injury arising out of the wilful violation of a penal statute or ordinance committed by or with the knowledge or consent of any insured;

(c)	to personal injury sustained by any person as a result of an offense directly or indirectly related to the employment of such person by the named insured;

(d)

to personal injury arising out of any publication or utterance described in Group B, if the first injurious publication or utterance of the same or similar material by or on behalf of the named insured was made prior to the effective date of this insurance;

(e)

to personal injury arising out of a publication or utterance described in Group B concerning any organization or business enterprise, or its products or services, made by or at the direction of any insured with knowledge of the falsity thereof.

II. PERSONS INSURED

          Each of the following is an insured under this insurance to the extent set forth below:

(a)	if the named insured is designated in the declarations as an individual, the person so designated and his spouse;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such.

          This insurance does not apply to personal injury arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured.

III. LIMITS OF LIABILITY INSUREDS PARTICIPATION

          Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain personal injury, or (3) claims made or suits brought on account of personal injury, the total limit of the company’s liability under this coverage for all damages shall not exceed the limit of personal injury liability stated in the schedule as “aggregate”.

          If a participation percentage is stated in the schedule for the insured, the company shall not be liable for a greater proportion of any loss than the difference between such percentage and one hundred percent and the balance of the loss shall be borne by the insured; provided, the company may pay the insured’s portion of a loss to effect settlement of the loss, and, upon notification of the action taken, the named insured shall promptly reimburse the company therefor.

IV. ADDITIONAL DEFINITION

When used in reference to this insurance:
“damages” means only those damages which are payable because of personal injury arising out of an offense to which this insurance applies.

SCHEDULE
99980 @ 15%			Exclusion (c) deleted
Coverage			Limits of Liability

P.	Personal Injury Liability		$ 500,000. aggregate

The insurance afforded is only with respect to personal injury arising out of an offense included within such of the following groups of offenses as are indicated by specific premium charge or charges.

Insured’s Participation 0%

	Groups of Offenses		Advance Premium

	A.	False Arrest, Detention or Imprisonment, or Malicious Prosecution	$ 2,776.00

	B.	Libel, Slander, Defamation or Violation of Right of Privacy	$ Included

	C.	Wrongful Entry or Eviction or Other Invasion of Right of Private Occupancy	$ Included
Minimum Premium $ Total Advance Premium			$ 2,776.00

Policy Issued By The Continental Insurance Company Policy No. L1 30 78 76

Named Insured Hecla Mining Company

This Coverage Part shall not be binding upon the company unless attached to Sections One and Two of the company’s Liability Insurance Policy.

LIAB. 66888	PRINTED IN U.S.A.

BROAD FORM PROPERTY DAMAGE ENDORSEMENT
(Including Completed Operations)

This endorsement modifies such insurance as is afforded by the provisions of the policy relating to the following:

COMPREHENSIVE GENERAL LIABILITY INSURANCE
CONTRACTUAL LIABILITY INSURANCE

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
Issued By

Producer’s Name and Address		Producer’s Code	Effective
	.		_____________,19 ___at ________.M.
	. ..		Hour and Minute

Named Insured and Address (Number and Street, Town or City, County and State)	. . . .

It is agreed that the insurance for property damage liability applies, subject to the following additional provisions:

A.

The exclusions relating to property damage to (1) property owned, occupied or used by or rented to the insured or in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control and (2) work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith, are replaced by the following exclusions (y) and (z):

	(y)	to property damage

(1)

to property owned or occupied by or rented to the insured, or, except with respect to the use of elevators, to property held by the insured for sale or entrusted to the insured for storage or safekeeping,

		(2)	except with respect to liability under a written sidetrack agreement or the use of elevators to

			(a)	property while on premises owned by or rented to the insured for the purpose of having operations performed on such property by or on behalf of the insured,

			(b)	tools or equipment while being used by the insured in performing his operations,

			(c)	property in the custody of the insured which is to be installed, erected or used in construction by the insured,

			(d)	that particular part of any property, not on premises owned by or rented to the insured,

(i) upon which operations are being performed by or on behalf of the insured at the time of the property damage arising out of such operations, or

(ii) out of which any property damage arises, or

(iii) the restoration, repair or replacement of which has been made or is necessary by reason of faulty workmanship thereon by or on behalf of the insured;

(z)

with respect to the completed operations hazard and with respect to any classification stated below as “including completed operations”, to property damage to work performed by the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith.

B.

The insurance afforded by this endorsement shall be excess insurance over any valid and collectible property insurance (including any deductible portion thereof) available to the insured, such as but not limited to Fire and Extended Coverage, Builder’s Risk Coverage or Installation Risk Coverage, and the “Other Insurance” Condition is amended accordingly.

Classification

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by_______________________________________________________

LIAB 7104A ADV 3006	PRINTED IN U.S.A.

IMPORTANT NOTICE

As you probably know, the installation of citizens’ band radios, scanners, two-way mobile radios and telephones in automobiles has become increasingly popular with car owners across the country. What you may not know is that the incidence of theft and damage of such equipment has increased at an even faster rate.

Unfortunately, it is no longer possible for us to cover communication devices under an automobile policy without charging everyone a higher premium. In the enclosed policy, you will find an endorsement which excludes coverage on such equipment.

If you would like to arrange for insurance on any of these items, please contact your agent.

The Continental Insurance Companies

AUTO 8243

NOTICE TO POLICYHOLDER

          This policy provides Protection Against Uninsured Motorists Coverage in accordance with your state law which requires this coverage to be included in all automobile liability policies, subject to rejection by the insured.

          If you do not desire this additional protection, sign the statement below and return this notice to your local agent.

TO THE COMPANY:

          I request that the Protection Against Uninsured Motorists Coverage be removed from my automobile policy.

(Signature of Named Insured)	(Policy Number)

AUTO 6402A	Printed in U.S.A.

LIABILITY INSURANCE POLICY - SECTION ONE
(For Automobile Insurance or General
Liability Insurance separately or combined)

The Continental Insurance Companies

GENERAL OFFICES

80 Maiden Lane, New York, New York 10038

DEPARTMENTAL OFFICES

Buckeye Department	1111 East Broad Street, Columbus, Ohio 43216
Eastern Department	80 Maiden Lane, New York, New York 10038
Foreign Department	80 Maiden Lane, New York. New York 10038
Northeastern Department	291 Glen Street, Glens Falls, New York 12801
Pacific Department	100 Pine Street, San Francisco, California 94111
Southeastern Department	161 Peachtree Street, N.E., Atlanta, Georgia 30303
Southwestern Department	1810 Commerce Street, Dallas, Texas 75201
Western Department	360 West Jackson Boulevard, Chicago, Illinois 60606

Branch and Field Offices in all Principal Cities

The company named in the declarations (a stock insurance company, herein called the company) in consideration of the payment of the premium, in reliance upon the statements in the declarations made a part hereof and subject to all of the terms of this policy, agrees with the named insured as follows:

SUPPLEMENTARY PAYMENTS

The company will pay, in addition to the applicable limit of liability:

          [ILLEGIBLE] expenses incurred by the company, all costs taxed against the insured in any [ILLEGIBLE] ended by the company and all interest on the entire amount of any judgment [ILLEGIBLE] which accrues after entry of the judgment and before the company has paid or tendered or deposited in court that part of the judgment which does not exceed the limit of the company’s liability thereon;

          (b) premiums on appeal bonds required in any such suit, premiums on bonds to release attachments in any such suit for an amount not in excess of the applicable limit of liability of this policy, and the cost of bail bonds required of the insured because of accident or traffic law violation arising out of the use of any vehicle to which this policy applies, not to exceed $250 per bail bond, but the company shall have no obligation to apply for or furnish any such bonds;

          (c) expenses incurred by the insured for first aid to others at the time of an accident, for bodily injury to which this policy applies;

          (d) reasonable expenses incurred by the insured at the company’s request (in assisting the company in the investigation or defense of any claim or suit,) including actual loss of earnings not to exceed $25 per day.

DEFINITIONS

          When used in this policy (including endorsements forming a part hereof):

          “automobile” means a land motor vehicle, trailer or semitrailer designed for travel on public roads (including any machinery or apparatus attached thereto), but does not include mobile equipment;

          “bodily injury” means bodily injury, sickness or disease sustained by any person which occurs during the policy period, including death at any time resulting therefrom;

          “completed operations hazard” includes bodily injury and property damage arising out of operations or reliance upon a representation or warranty made at any time with respect thereto, but only if the bodily injury or property damage occurs after such operations have been completed or abandoned and occurs away from premises owned by or rented to the named insured. “Operations” include materials, parts or equipment furnished in connection therewith. Operations shall be deemed completed at the earliest of the following times:

(1)	when all operations to be performed by or on behalf of the named insured under the contract have been completed,

(2)	when all operations to be performed by or on behalf of the named insured at the site of the operations have been completed, or

(3)

when the portion of the work out of which the injury or damage arises has been put to its intended use by any person or organization other than another contractor or [ILLEGIBLE] contractor engaged in performing operations for a principal as a part of the same project.

          [ILLEGIBLE] which may require further service or maintenance work, or correction, re-[ILLEGIBLE] replacement because of any defect or deficiency, but which are otherwise com-[ILLEGIBLE] all be deemed completed.

          The completed operations hazard does not include bodily injury or property damage arising out of

(a) operations in connection with the transportation of property, unless the bodily injury or property damage arises out of a condition in or on a vehicle created by the loading or unloading thereof,

(b) the existence of tools, uninstalled equipment or abandoned or unused materials, or

(c) operations for which the classification stated in the policy or in the company’s manual specifies “including completed operations”;

          “elevator” means any hoisting or lowering device to connect floors or landings, whether or not in service, and all appliances thereof including any car, platform, shaft, hoistway, stairway, runway, power equipment and machinery; but does not include an automobile servicing hoist, or a hoist without a platform outside a building if without mechanical power or if not attached to building walls, or a hod or material hoist used in alteration, construction or demolition operations, or an inclined conveyor used exclusively for carrying property or a dumbwaiter used exclusively for carrying property and having a compartment height not exceeding four feet;

          “incidental contract” means any written (1) lease of premises, (2) easement agreement, except in connection with construction or demolition operations on or adjacent to a rail-road, (3) undertaking to indemnify a municipality required by municipal ordinance, except in connection with work for the municipality, (4) sidetrack agreement, or (5) elevator maintenance agreement;

          “insured” means any person or organization qualifying as an insured in the “Persons Insured” provision of the applicable insurance coverage. The insurance afforded applies separately to each insured against whom claim is made or suit is brought, except with respect to the limits of the company’s liability;

          “mobile equipment” means a land vehicle (including any machinery or apparatus attached thereto), whether or not self-propelled, (1) not subject to motor vehicle registration, or (2) maintained for use exclusively on premises owned by or rented to the named insured, including the ways immediately adjoining, or (3) designed for use principally off public roads, or (4) designed or maintained for the sole purpose of affording mobility to equipment of the following types forming an integral part of or permanently attached to such vehicle: power cranes, shovels, loaders, diggers and drills; concrete mixers (other than the mix-in-transit type); graders, scrapers, rollers and other road construction or repair equipment; air-compressors, pumps and generators, including spraying, welding and building cleaning equipment; and geophysical exploration and well servicing equipment;

          “named insured” means the person or organization named in Item 1. of the declarations of this policy;

          “named insured’s products” means goods or products manufactured, sold, handled or distributed by the named insured or by others trading under his name, including any container thereof (other than a vehicle), but “named insured’s products” shall not include a vending machine or any property other than such container, rented to or located for use of others but not sold;

          “occurrence” means an accident, including continuous or repeated exposure to conditions, which results in bodily injury or property damage neither expected nor intended from the standpoint of the insured;

          “policy territory” means:

(1)	the United States of America, its territories or possessions, or Canada, or

(2)	international waters or air space, provided the bodily injury or property damage does not occur in the course of travel or transportation to or from any other country, state or nation, or

(3)

anywhere in the world with respect to damages because of bodily injury or property damage arising out of a product which was sold for use or consumption within the territory described in paragraph (1) above, provided the original suit for such damages is brought within such territory;

          “products hazard” includes bodily injury and property damage arising out of the named insured’s products or reliance upon a representation or warranty made at any time with respect thereto, but only if the bodily injury or property damage occurs away from premises owned by or rented to the named insured and after physical possession of such products has been relinquished to others;

          “property damage” means (1) physical injury to or destruction of tangible property which occurs during the policy period, including the loss of use thereof at any time resulting therefrom; or (2) loss of use of tangible property which has not been physically injured or destroyed provided such loss of use is caused by an occurrence during the policy period;

Fred S. James & Co. of Wash. Inc.
• P.O. Box 2151
• Spokane, Washington 99210	LIABILITY INSURANCE POLICY – SECTION ONE
(For Automobile Insurance or General
• Hecla Mining Company	Liability Insurance separately or combined)
• P.O. Box 320
• Wallace, Idaho 83800

The Continental Insurance Companies

GENERAL OFFICES

80 Maiden Lane, New York, New York 10038

DEPARTMENTAL OFFICES

Buckeye Department	1111 East Broad Street, Columbus, Ohio 43216
Eastern Department	80 Maiden Lane, New York, New York 10038
Foreign Department	80 Maiden Lane, New York, New York 10038
Northeastern Department	333 Glen Street, Glens Falls, New York 12801
Pacific Department	100 Pine Street, San Francisco, California 94111
Southeastern Department	161 Peachtree Street, N.E., Atlanta, Georgia 30303
Southwestern Department	1810 Commerce Street, Dallas, Texas 75201
Western Department	360 West Jackson Boulevard, Chicago, Illinois 60606

Branch and Field Offices in all Principal Cities

CONTRACTUAL LIABILITY INSURANCE
(Blanket Coverage—Broad Form)

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
Issued By

Producer’s Name and Address		Producer’s Code	Effective
	.		_____________,19___at _________.M.
	. .		[ILLEGIBLE]

Named Insured and Address (Number and Street, Town or City, County and State)	. . . .

SCHEDULE

The insurance afforded for contractual liability is only with respect to such of the following Coverages as are indicated by a specific premium charge applicable thereto. The limit of the company’s liability against each such coverage shall be as stated herein, subject to all the terms of this policy having reference thereto.

Coverages	Limits of Liability		Advance Premium
Contractual Bodily Injury Liability	$500,000	each occurrence	$33
Contractual Property Damage Liability	$500,000	each occurrence
	$500,000	aggregate	$28
	Total Advance Premium		$61

The following exclusions do not apply with respect to any “construction agreement”:

Designation of Contracts on file or known to the company			Rates		Advance Premium
	Code	Premium Bases	Bodily Injury	Property Damage	Bodily Injury	Property Damage

All written Contracts except Nuclear Energy Commission contracts, labor agreements, stevedoring contracts, construction agreements with railroads & agreements requiring complete indemnification for all occurrences arising out of the indemnitor’s operations without reference to negligence.

		(a) Cost (b) Sales	(a) Per $100 of Cost (b) Per $1000 of Sales

	15193	b) 214,060.050		.035	33mp	28mp

				Total	$33	$28

The company, in consideration of the payment of the premium and subject to all of the provisions of the policy not expressly modified herein, agrees with the named insured as follows:

          I. COVERAGES - CONTRACTUAL BODILY INJURY LIABILITY

                                         CONTRACTUAL PROPERTY DAMAGE LIABILITY

The company will pay on behalf of the insured all sums which the insured, by reason of contractual liability assumed by him under any written contract of the type designated in the schedule for this insurance, shall become legally obligated to pay as damages because of bodily injury or

property damage

to which this insurance applies, caused by an occurrence, and the company shall have the right and duty to defend any suit against the insured seeking damages on account of such bodily injury or property damage, even if any of the allegations of the suit are groundless, false or fraudulent, and may make such investigation and settlement of any claim or suit as it deems expedient, but the company shall not be obligated to pay any claim or judgment or to defend

(1)	any arbitration proceeding wherein the company is not entitled to exercise the insured’s rights in the choice of arbitrators and in the conduct of such proceedings, or

(2)	any suit after the applicable limit of the company’s liability has been exhausted by payment of judgments or settlements.

Exclusions

This insurance does not apply:

(a)	to liability assumed by the insured under any incidental contract:

(b)	(1)	if the insured is an architect, engineer or surveyor, to bodily injury or property damage arising out of professional services performed by such insured, including

		(i)	the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications, and

		(ii)	supervisory, inspection or engineering services:

	(2)	if the indemnitee of the insured is an architect, engineer or surveyor, to the liability of the indemnitee, his agents or employees, arising out of

		(i)	the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications, or

(ii)

the giving of or the failure to give directions or instructions by the indemnitee, his agents or employees, provided such giving or failure to give is the primary cause of the bodily injury or property damage;

(c)	to bodily injury or property damage due to war, whether or not declared, civil war, insurrection, rebellion or revolution or to any act or condition incident to any of the foregoing;

(d)	to bodily injury or property damage for which the indemnitee may be held liable

	(1)	as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages, or

	(2)	if not so engaged, as an owner or lessor of premises used for such purposes.

if such liability is imposed

		(i)	by, or because of the violation of, any statute, ordinance or regulation pertaining to the sale, gift, distribution or use of any alcoholic beverage or

		(ii)	by reason of the selling, serving or giving of any alcoholic beverage to a minor or to a person under the influence of alcohol or which causes or contributes to the intoxication of any person.

(e)

to any obligation for which the insured or any carrier as his insurer may be held liable under any workmen’s compensation, unemployment compensation or disability benefits law, or under any similar law;

(f)

to any obligation for which the insured may be held liable in an action on a contract by a third party beneficiary for bodily injury or property damage arising out of a project for a public authority; but this exclusion does not apply to an action by the public authority or any other person or organization engaged in the project;

(g) to property damage to

(1) property owned or occupied by or rented to the insured,

(2) property used by the insured, or

(3) property in the care, custody or control of the insured or as to which the insured is for any purpose exercising physical control:

(h) to property damage to premises alienated by the named insured arising out of such premises or any part thereof:

(i) to loss of use of tangible property which has not been physically injured or destroyed resulting from

(1) a delay in or lack of performance by or on behalf of the named insured of any contract or agreement, or

(2)

the failure of the named insured’s products or work performed by or on behalf of the named insured to meet the level of performance, quality, fitness or durability warranted or represented by the named insured;

but this exclusion does not apply to loss of use of other tangible property resulting from the sudden and accidental physical injury to or destruction of the named insured’s products or work performed by or on behalf of the named insured after such products or work have been put to use by any person or organization other than an insured;

(j) to property damage to the named insured’s products arising out of such products or any part of such products;

(k) to property damage to work performed by or on behalf of the named insured arising out of the work or any portion thereof, or out of materials, parts or equipment furnished in connection therewith;

(l)

to damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the named insured’s products or work completed by or for the named insured or of any property of which such products or work form a part, if such products, work or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

(m)

to bodily injury or property damage arising out of the ownership, maintenance, operation, use, loading or unloading of any mobile equipment while being used in any prearranged or organized racing, speed or demolition contest or in any stunting activity or in practice or preparation for any such contest or activity;

(n)

to bodily injury or property damage arising out of the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any water course or body of water; but this exclusion does not apply is such discharge, dispersal, release or escape is sudden and accidental;

Unless stated in the schedule above as not applicable, the following exclusions also apply to contractual liability assumed by the insured under any agreement relating to construction operations.

This insurance does not apply;

(o) to bodily injury or property damage arising out of construction, maintenance or repair of watercraft or loading or unloading thereof;

(p) to bodily injury or property damage arising out of operations, within fifty feet of any railroad property, affecting any railroad bridge or trestle, tracks, road beds, tunnel, underpass or crossing;

II	PERSONS INSURED

Each of the following is an insured under this insurance to the extent set forth below:

(a) if the named insured is designated in the declarations as an individual, the person so designated and his spouse;

(b)

if the named insured is designated in the declarations as a partnership or joint venture, the partnership or joint venture so designated and any partner or member thereof but only with respect to his liability as such;

(c)

if the named insured is designated in the declarations as other than an individual, partnership or joint venture, the organization so designated and any executive officer, director or stockholder thereof while acting within the scope of his duties as such.

This insurance does not apply to bodily injury or property damage arising out of the conduct of any partnership or joint venture of which the insured is a partner or member and which is not designated in this policy as a named insured.

III.	LIMITS OF LIABILITY

Regardless of the number of (1) insureds under this policy, (2) persons or organizations who sustain bodily injury or property damage, or (3) claims made or suits brought on account of bodily injury or property damage, the company’s liability is limited as follows:

CONTRACTUAL BODILY INJURY LIABILITY

The total liability of the company for all damages, including damages for care and loss of services, because of bodily injury sustained by one or more persons as the result of any one occurrence shall not exceed the limit of bodily injury liability stated in the schedule as applicable to “each occurrence”.

CONTRACTUAL PROPERTY DAMAGE LIABILITY

The total liability of the company for all damages because of all property damage sustained by one or more persons or organizations as the result of any one occurrence shall not exceed the limit of property damage liability stated in the schedule as applicable to “each occurrence”.

Subject to the above provision respecting “each occurrence”, the total liability of the company for all damages because of all property damage to which this coverage applies shall not exceed the limit of property damage liability stated in the schedule as “aggregate”. Such aggregate limit of liability applies separately with respect to each project away from premises owned by or rented to the named insured.

CONTRACTUAL BODILY INJURY AND PROPERTY DAMAGE LIABILITY

For the purpose of determining the limit of the company’s liability, all bodily injury and property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence.

IV.	ENDORSEMENT TERRITORY

This insurance applies only to bodily injury or property damage which occurs within the policy territory.

V.	ADDITIONAL DEFINITIONS

When used in reference to this insurance (including endorsements forming a part of the policy):

“contractual liability” means liability expressly assumed under a written contract or agreement; provided, however, that contractual liability shall not be construed as including liability under a warranty of the fitness or quality of the named insured’s products or a warranty that work performed by or on behalf of the named insured will be done in a workmanlike manner;

“suit” includes an arbitration proceeding to which the insured is required to submit or to which the insured has submitted with the company’s consent.

VI.	ADDITIONAL CONDITIONS

Arbitration

The company shall be entitled to exercise all of the insured’s rights in the choice of arbitrators and in the conduct of any arbitration proceeding.

Premium

The advance premium stated in the schedule is the estimated premium on account of such written contracts as are on file with or known to the company. The named insured shall notify the company of all other written contracts entered into during the endorsement period to which this insurance applies.

When used as a premium basis:

1.

the word “cost” means the total cost of all work in connection with all contracts of the type designated in the schedule for this insurance with respect to which “cost” is the basis of premium, regardless of whether any liability is assumed under such contracts by the insured. It includes the cost of all labor, materials and equipment furnished, used or delivered for use in the execution of such work, whether furnished by the insured, or others including all fees, allowances, bonuses or commissions made, paid or due. It shall not include the cost of any operations to which exclusions (o) or (p) apply, unless such exclusions are voided in the schedule.

2.

the word “sales” means the gross amount of money charged by the named insured or by others trading under his name for all goods and products sold or distributed during the endorsement period and charged during the endorsement period for installation, servicing or repair, and includes taxes, other than taxes which the named insured and such others collect as a separate item and remit directly to a governmental division.

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by __________________________

[ILLEGIBLE]

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
Issued By

Producer’s Name and Address		Producer’s Code	Effective
	.		_____________,19 ___at ________.M.
	. .		[ILLEGIBLE]

Named Insured and Address (Number and Street, Town or City, County and State)	. . . .	ON ACCOUNT OF THE FOLLOWING THE ADDITIONAL PREMIUM IS $_____________ RETURN PREMIUM IS $_____________

ADDITIONAL INSURED ENDORSEMENT NO. 1

It is hereby agreed that such General Liability Insurance as is afforded by this policy applies to the organizations named below:

1.	The Bunker Hill Company, but only as respects the ownership and operation of the Star Mine

2.	American Smelting & Refining Company, but only as respects The Consolidated Silver (Consil) Project

3.	Ruby Hill Mining Company

4.	Newmont Mining Company

5.	Silver Eureka Corporation

6.	Cypress Exploration Corporation

7.	Richmond - Eureka Mining Company

The Interest of Additional Insured 3, 4, 5, 6 and 7 apply only as respects the ownership and operations of the Ruby Hill Mine and/or The Ruby Hill Project.

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by____________________________________________________

LIAB 7251 [ILLEGIBLE]	PRINTED IN U.S.A.

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
Issued By

Producer’s Name and Address		Producer’s Code	Effective
	.		_____________,19 ___at ________.M.
	. .		[ILLEGIBLE]

Named Insured and Address (Number and Street, Town or City, County and State)	. . . .	ON ACCOUNT OF THE FOLLOWING THE ADDITIONAL PREMIUM IS $_____________ RETURN PREMIUM IS $_____________

ADDITIONAL INSURED ENDORSEMENT NO. 2

It is hereby agreed that Sunshine Mining Company as added as an Additional Insured under Section I and II of this policy, but only with respect to the Consil Project (Consilidated Silver)

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by____________________________________________________

LIAB 7251 [ILLEGIBLE]	PRINTED IN U.S.A.

This endorsement forms a part of the designated policy and applies, unless otherwise stated herein, as of the effective time and date of such policy.

Policy No.
Issued By

Producer’s Name and Address		Producer’s Code	Effective
	.		_____________,19 ___at ________.M.
	. ..		[ILLEGIBLE]

Named Insured and Address (Number and Street, Town or City, County and State)	. .. .. ..	ON ACCOUNT OF THE FOLLOWING THE ADDITIONAL PREMIUM IS $ _____ RETURN PREMIUM IS $_____

Additional Insured Endorsement NO. 3

In consideration of an additional premium of $250,00, it is agreed that Dr. Wilson Blake of Hayden Lake, Idaho is named as an additional insured under this policy, buy only insofar as a safety study regarding rock mechanics being performed by or under his supervision at the Star-Morning Mine involving amoung other things, the use of a Megamatic Drilling System being leased by Blake from the TRW Mission Manufacturing Company. It is further understood and agreed that coverage afforded to Dr. Wilson Blake under this endorsement is limited to work being performed under Contract HO 262039, in which the contracting parties are Dr. Wilson Blake and the US Department of the Interior, Bureau of Mines, executed on April 8th, 1976.

This endorsement shall not be binding upon the company unless countersigned by a duly authorized representative of the company.

Countersigned by_________________________________________________________________

LIAB 7251	PRINTED IN U.S.A.
[ILLEGIBLE]

G610 (Ed. 7-66)

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

(The following information is required only when this endorsement is issued subsequent to preparation of policy.)

Endorsement effective                                           Policy No.                                                           Endorsement No.

Named Insured

Countersigned by
(Authorized Representative)

This endorsement modifies such insurance as is afforded by the provisions of the policy relating to the following:

COMPREHENSIVE GENERAL LIABILITY INSURANCE MANUFACTURERS AND CONTRACTORS LIABILITY INSURANCE OWNERS, LANDLORDS AND TENANTS LIABILITY INSURANCE

PRODUCTS HAZARD EXCEPTIONS

It is agreed that the products hazard does not include bodily injury or property damage arising out of the named insured’s products manufactured, sold, handled or distributed in connection with (1) the use of any premises described in this endorsement, owned by or rented to the named insured or (2) any operation, described in this endorsement, conducted by or on behalf of the named insured.

Description of Premises and Operations:

         Geophysical Exploration - all employes           Code 13841

G610 (Ed. 7-66)

G604 (Ed. 7-66)

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

(The following information is required only when this endorsement is issued subsequent to preparation of policy.)

Endorsement effective Named Insured	Policy No.		Endorsement No.
Additional Premium $		Countersigned by
(Authorized Representative)

This endorsement modifies such insurance as is afforded by the provisions of the policy relating to the following:

COMPREHENSIVE GENERAL LIABILITY INSURANCE
MANUFACTURERS AND CONTRACTORS LIABILITY INSURANCE
OWNERS AND CONTRACTORS PROTECTIVE LIABILITY INSURANCE
OWNERS, LANDLORDS AND TENANTS LIABILITY INSURANCE
SMP LIABILITY INSURANCE

DEDUCTIBLE LIABILITY INSURANCE

It is agreed that:

1.

The company’s obligation under the Bodily Injury Liability and Property Damage Liability Coverages to pay damages on behalf of the insured applies only to the amount of damages in excess of any deductible amounts stated in the schedule below as applicable to such coverages.

2.	The deductible amounts stated in the schedule apply as follows:

(a)

PER CLAIM BASIS–If the deductible is on a “per claim” basis, the deductible amount applies under the Bodily Injury Liability or Property Damage Liability Coverage, respectively, to all damages because of bodily injury sustained by one person, or to all property damage sustained by one person or organization, as the result of any one occurrence.

(b)

PER OCCURRENCE BASIS–If the deductible is on a “per occurrence” basis, the deductible amount applies under the Bodily Injury Liability or Property Damage Liability Coverage, respectively, to all damages because of all bodily injury or property damage as the result of any one occurrence.

3.

The terms of the policy, including those with respect to (a) the company’s rights and duties with respect to the defense of suits and (b) the insured’s duties in the event of an occurrence apply irrespective of the application of the deductible amount.

4.

The company may pay any part or all of the deductible amount to effect settlement of any claim or suit and, upon notification of the action taken, the named insured shall promptly reimburse the company for such part of the deductible amount as has been paid by the company.

SCHEDULE

Coverage	Amount and Basis of Deductible
Bodily Injury Liability	$	per claim
	$	per occurrence
Property Damage Liability	$ 50	per claim
	$	per occurrence

APPLICATION OF ENDORSEMENT (Enter here any limitations on the application of this endorsement. If no limitation is entered, the deductibles apply to all loss however caused):–

G604 (Ed. 7-66)

RESIDENT AGENT COUNTERSIGNATURE ENDORSEMENT

Attached to and hereby made a part of policy number L1 30 78 76 of the Continental Insurance Company

Issued to Hecla Mining Company

Effective 2-15-79             Expires 2-15-80

PERIL	AMOUNT	RATE	PREMIUM

General Liability	$500,000/500,000 BI	VS	$56,212.00
	500,000 PD

The signature hereon is a valid signature for the above policy to comply with the countersignature laws and regulations in the State of Idaho insofar as concerns that portion of the property located in said State.

Countersigned this 20th day of July 1979

Licensed Resident Agent

Boise, Idano
City and State

CONDITIONS

          Premium All premiums for this policy shall be computed in accordance with the company’s rules, rates, rating plans, premiums and minimum premiums applicable to the insurance afforded herein.

          Premium designated in this policy as “advance premium” is a deposit premium only which shall be credited to the amount of the earned premium due at the end of the policy period. At the close of each period (or part thereof terminating with the end of the policy period) designated in the declarations as the audit period the earned premium shall be computed for such period and, upon notice thereof to the named insured, shall become due and payable. If the total earned premium for the policy period is less than the premium previously paid, the company shall return to the named insured the unearned portion paid by the named insured.

          The named insured shall maintain records of such information as is necessary for premium computation, and shall send copies of such records to the company at the end of the policy period and at such times during the policy period as the company may direct.

2. Inspection and Audit The company shall be permitted but not obligated to inspect the named insured’s property and operations at any time. Neither the company’s right to make inspections nor the making thereof nor any report thereon shall constitute an undertaking, on behalf of or for the benefit of the named insured or others, to determine or warrant that such property or operations are safe or healthful, or are in compliance with any law, rule or regulation.

          The company may examine and audit the named insured’s books and records at any time during the policy period and extensions thereof and within three years after the final termination of this policy, as far as they relate to the subject matter of this insurance.

3. Financial Responsibility Laws When this policy is certified as proof of financial responsibility for the future under the provisions of any motor vehicle financial responsibility law, such insurance as is afforded by this policy for bodily injury liability or for property damage liability shall comply with the provisions of such law to the extent of the coverage and limits of liability required by such law. The insured agrees to reimburse the company for any payment made by the company which it would not have been obligated to make under the terms of this policy except for the agreement contained in this paragraph.

4. Insured’s Duties in the Event of Occurrence, Claim or Suit

(a)

[ILLEGIBLE] event of an occurrence, written notice containing particulars sufficient to [ILLEGIBLE] the insured and also reasonably obtainable information with respect to the time, place and circumstances thereof, and the names and addresses of the injured and of available witnesses, shall be given by or for the insured to the company or any of its authorized agents as soon as practicable.

(b)	If claim is made or suit is brought against the insured, the insured shall immediately forward to the company every demand, notice, summons or other process received by him or his representative.
(c)

The insured shall cooperate with the company and, upon the company’s request, assist in making settlements, in the conduct of suits and in enforcing any right of contribution or indemnity against any person or organization who may be liable to the insured because of injury or damage with respect to which insurance is afforded under this policy; and the insured shall attend hearings and trials and assist in securing and giving evidence and obtaining the attendance of witnesses. The insured shall not, except at his own cost, voluntarily make any payment, assume any obligation or incur any expense other than for first aid to others at the time of accident.

5. Action Against Company No action shall lie against the company, unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the insured’s obligation to pay shall have been finally determined either by judgment against the insured after actual trial or by written agreement of the insured, the claimant and the company.

          Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the company as a party to any action against the insured to determine the insured’s liability, nor shall the company be impleaded by the insured or his legal representative. Bankruptcy or insolvency of the insured or of the insured’s estate shall not relieve the company of any of its obligations hereunder.

6. Other Insurance The insurance afforded by this policy is primary insurance, except when stated to apply in excess of or contingent upon the absence of other insurance When this insurance is primary and the insured has other insurance which is stated to be applicable to the loss on an excess or contingent basis, the amount of the company’s liability under this policy shall not be reduced by the existence of such other insurance.

          When both this insurance and other insurance apply to the loss on the same basis, whether primary, excess or contingent, the company shall not be liable under this policy for a greater proportion of the loss than that stated in the applicable contribution provision below:

(a)

Contribution by Equal Shares. If all of such other valid and collectible insurance provides for contribution by equal shares, the company shall not be liable for a greater proportion of such loss than would be payable if each insurer contributes an equal share until the share of each insurer equals the lowest applicable limit of liability under any one policy or the full amount of the loss is paid, and with respect to any amount of loss not so paid the remaining insurers then continue to contribute equal shares of the remaining amount of the loss until each such insurer has paid its limit in full or the full amount of the loss is paid.

(b)

Contribution by Limits. If any of such other insurance does not provide for contribution by equal shares, the company shall not be liable for a greater proportion of such loss than the applicable limit of liability under this policy for such loss bears to the total applicable limit of liability of all valid and collectible insurance against such loss.

7. Subrogation In the event of any payment under this policy, the company shall be subrogated to all the insured’s rights of recovery therefor against any person or organization and the insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The insured shall do nothing after loss to prejudice such rights.

8. Changes Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this policy or estop the company from asserting any right under the terms of this policy; nor shall the terms of this policy be waived or changed, except by endorsement issued to form a part of this policy, signed by a duly authorized representative of the company.

9. Assignment Assignment of interest under this policy shall not bind the company until its consent is endorsed hereon; if, however, the named insured shall die, such insurance as is afforded by this policy shall apply (1) to the named insured’s legal representative, as the named insured, but only while acting within the scope of his duties as such, and (2) with respect to the property of the named insured, to the person having proper temporary custody thereof, as insured, but only until the appointment and qualification of the legal representative.

10. Three Year Policy If this policy is issued for a period of three years any limit of the company’s liability stated in this policy as “aggregate” shall apply separately to each consecutive annual period thereof.

11. Cancellation This policy may be cancelled by the named insured by surrender thereof to the company or any of its authorized agents or by mailing to the company written notice stating when thereafter the cancellation shall be effective. This policy may be cancelled by the company by mailing to the named insured at the address shown in this policy, written notice stating when not less than ten days thereafter such cancellation shall be effective. The mailing of notice as aforesaid shall be sufficient proof of notice. The time of surrender or the effective date and hour of cancellation stated in the notice shall become the end of the policy period. Delivery of such written notice either by the named insured or by the company shall be equivalent to mailing.

          If the named insured cancels, earned premium shall be computed in accordance with the customary short rate table and procedure. If the company cancels, earned premium shall be computed pro rata. Premium adjustment may be made either at the time cancellation is effected or as soon as practicable after cancellation becomes effective, but payment or tender of unearned premium is not a condition of cancellation.

12. Declarations By acceptance of this policy, the named insured agrees that the statements in the declarations are his agreements and representations, that this policy is issued in reliance upon the truth of such representations and that this policy embodies all agreements existing between himself and the company or any of its agents relating to this insurance.

In Witness Whereof, the company has caused this policy to be signed by an executive vice president and a secretary, but this policy shall not be binding upon the company unless completed by the attachment hereto of (1) a Declarations Page described as Section Two and countersigned on the aforesaid Declarations Page by a duly authorized representative of the company, and (2) one or more Coverage Parts or which there is an advance premium indicated on the Declarations Page.

Secretary	Executive Vice President

NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT—(Broad Form)

I.

Subject to the Provisions of paragraph III of this Endorsement, it is agreed that the policy and any endorsement used therewith, regardless of whether such endorsement [ILLEGIBLE] the policy exclusions inapplicable does not apply:

Under any Liability Coverage, to bodily injury or property damage

(1)

with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(2)

resulting from the hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

B.

Under any Medical Payments Coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respect to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

	C.	Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if

(1) the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (b) has been discharged or dispersed therefrom;

(2) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(3)

the bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (3) applies only to property damage to such nuclear facility and any property thereat.

II.	As used in this endorsement:

“hazardous properties” include radioactive, toxic or explosive properties;

“nuclear material” means source material, special nuclear material or byproduct material;

“source material”, “special nuclear material”, and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

“spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

“waste” means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; “nuclear facility” means

(a) any nuclear reactor,

(b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)

any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

“nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

“property damage” includes all forms of radioactive contamination of property.

III.

The provisions of this endorsement do not apply to (a) family automobile, comprehensive personal and farmer’s comprehensive personal insurance nor to (b) liability arising out of the ownership, maintenance or use of any automobile principally garaged or registered in the State of New York.

Witness Whereof, the company has caused this endorsement to be signed by an executive vice president and a secretary.

Secretary	Executive Vice President

[ILLEGIBLE]

Appendix E

Depiction of Lucky Friday Active Area

Hecla – Lucky Friday Area Property Descriptions

Area No.	Property Reference	S-T-R	Metes & Bounds Description	Surveyor	Legal Description Derived From	Report
1	Lucky Friday Surface Plant & adjacent areas including Pond 2 (#2), ptns of millsites (#3), ptns of mineral surveys (#4) and Atlas (#5)	35-48N-5E	Yes	David Evans and Associates	Property Annexation into City of Mullan 6/2/2008	Yes
2	Pond 2	35-48N-5E	Yes	N/A	Deed from Day Mines to Hecla 12/28/1967	No
3	MS732 (Ryan Millsite) MS733 (Thomas Brennan Millsite) MS734 (PM Hennessey Millsite) MS735 (PT Kavanah Millsite)	35-48N-5E	Yes	N/A	1887-1888 Field Notes and Millsite Surveys	No
4	MS 3028 (Lucky Friday, Lucky Friday Fr. 2, Good Friday, Northern Light)	35-48N-5E	Yes	N/A	1923 Field Notes and Mineral Survey	No
5	Atlas Property	35-48N-5E	Yes	Meckel Engineering	Record of Survey 2000	Yes
6	Last Chance	35-48N-5E 36-48N-5E	Yes	N/A	Quitclaim Deed from Philp to Hecla 9/14/2000	No
7	Pond 3 (Sekulic Fish Pond/Shuler/Mayes)	36-48N-5E	Yes	N/A	Quitclaim Deed from Shuler to Hecla 12/23/71; Warranty Deed from Mayes to Hecla 2/18/1981	No
8	Pond 3-Lindroos (Angle/Myers)	36-48N-5E	Yes	N/A	Warranty Deed from Angle to Hecla 1/4//1971; Warranty Deed from Myers to Hecla 1/8/1971	No
9	Garcia	36-48N-5E	Yes	Silver Valley Engineering	Record of Survey 1994	Yes
10	Nystrum (aka Nystrom)	31-48N-6E	No (Rectangular Survey)	N/A	Homestead Plat 10/16/26 (Cortez Silver-Lead Corp. to Hecla 10/21/1965)	No
11	Silver Mountain	31-48N-6E	No (Rectangular Survey)	N/A	U.S. Patent 10/13/1993 Land Exchange Survey 1993	Yes
12	Pond 4	32-48N-6E 33-48N-6E	Yes	David Evans and Associates	Record of Survey 2007	Yes
13	National Adit	25-48N-5E	No	N/A	Point of Diversion for Water Pipeline	No

4/14/2011

Appendix F

Information on Other Excluded Locations

That portion of the Southwest Quarter of the Northwest Quarter of Section 11, Township 50 North, Range 5 West Boise Meridian, Kootenai County, State of Idaho, described as follows:

Commencing at the West Quarter corner of said Section 11; thence

North along the West line of said Section, 466.70 feet to the True Point of Beginning; thence

East parallel with the South line of said Southwest Quarter of the Northwest Quarter to the West line of that certain 25 foot strip of land described in Parcel 1 of Quitclaim Deed to James J. Biggs and Cindy R. Biggs, recorded July 10,1981 as Instrument No. 880666 in Book 313 of Deeds, Page 619; thence

North 32°27’ West along said West line to the Southeasterly line of the existing County Road; thence

Southwesterly along the Southeasterly side of said County Road to the intersection with the West line of the Northwest Quarter of said Section 11; thence

South along said West line to the True Point of Beginning

Excepting therefrom that portion shown as Parcel 2 in Quitclaim Deed from Pike W. Reynolds to James J. Biggs, etux recorded July 10, 1981 as Instrument No. 880666 in Book 313, Deeds, Page 619

“Palisades Property” (APN 47N01E153300) – 40 acres

NW1/4 of the NW1/4 of Section 15, Township 47 North, Range 01 East

Appendix G

Depiction of Star Tailings Ponds

Appendix H-1

Performance Guarantee (EPA)

PAYMENT BOND

Surety’s Payment Bond Number: _______________________
Date of Execution of Payment Bond: _______________________
Effective Date of Payment Bond: _______________________
Total Dollar Amount of Payment Bond: _______________________

Principal:
Legal Name and Address:	Hecla Limited
Attn: General Counsel
6500 N. Mineral Dr., Suite 200
Coeur d’Alene, ID 83815-9408
Type of Organization:	Corporation
State of Organization:	Delaware

Surety:
Legal Name and Address:	[name and business address of surety providing the bond]
Type of Organization:	[insert “individual,” “partnership,” “limited liability
company,” “corporation,” etc.]
State of Organization:

Obligee:
Legal Name and Address:	United States Environmental Protection Agency
c/o Regional Counsel
Office of Regional Counsel
U.S. Environmental Protection Agency, Region 10
1200 Sixth Avenue
Seattle, WA 98101
Attention: Ted Yackulic

Site Information:
Name and Location of Site:
EPA Identification Number: [Site or CERCLIS ID Number, if applicable]
Agreement Governing Settlement: [That certain [Consent Decree] [Administrative
Order on Consent] dated ____________ ____, 2011, by
and among the United States of America,
______________, and ____________________ (the
“Agreement”)]

KNOW ALL PERSONS BY THESE PRESENTS, THAT:

          WHEREAS, said Principal is required, under the above-described Agreement, to make certain payments as defined in Section VI. Payments, Deliveries and Guarantees, Paragraphs 6(d)-6(f) and 7(d)-7(f) of the Agreement (hereinafter the “Payments”); and

1

          WHEREAS, said Principal is required under Section VI Paragraph 16 of the Agreement to provide financial assurance securing the Payments.

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.          The Principal and Surety hereto are firmly bound to the United States Environmental Protection Agency (hereinafter, “EPA”), in the above Total Dollar Amount, for the payment of which we, the Principal and Surety, bind ourselves, our heirs, executors, administrators, successors, and assigns, jointly and severally, subject to and in accordance with the terms and conditions hereof.

          2.          The conditions of the Surety’s obligation hereunder are such that if the Principal shall promptly, faithfully, fully, and finally make the payment required in Section VI Paragraph ________ in accordance with the terms of the Agreement, the Surety’s obligation hereunder shall be null and void; otherwise it is to remain in full force and effect.

          3.          The Surety shall become liable on this obligation evidenced hereby only upon the Principal’s default of the payment required in Section VI Paragraph ________ (as such term is defined in the Agreement) pursuant to and in accordance with the terms of the Agreement. At any time and from time to time upon notification by the EPA (or any other designees) that the Principal has defaulted on the payment, the Surety shall promptly (and in any event within fifteen (15) business days after receiving such notification) pay funds up to the Total Dollar Amount in such amounts and to such person(s), account(s), or otherwise as the EPA (or their designee) may direct. If the Surety does not render such payments within the specified 15 business-day period, the Surety shall be deemed in default of this Payment Bond and EPA shall be entitled to enforce any remedy available to it at law, in equity, or otherwise.

          4.          In no event shall the aggregate obligation of the Surety hereunder exceed the Total Dollar Amount of this Payment Bond. The liability of the Surety shall be reduced by rider as Payments are made.

          5.          The Surety may cancel this Payment Bond only by sending notice of cancellation to the Principal and to the EPA, provided, however, that no such cancellation shall be effective during the 120-day period beginning on the date of receipt of the notice of cancellation by both the Principal and the EPA. If after ninety (90) days of such 120-day period, the Principal has not established a replacement financial assurance mechanism pursuant to and in accordance with the terms of the Agreement, EPA shall have the right to draw upon the full amount of this Payment Bond.

          6.          The Principal may terminate this Payment Bond only by sending written notice of termination to the Surety and to the EPA, provided, however, that no such termination shall become effective unless and until the Surety receives written authorization for termination of this Payment Bond by the EPA (or his or her designee).

          7.          Any modification, revision, or amendment which may be made in the terms of the

2

Agreement, or any extension of the Agreement, or other forbearance on the part of either the Principal or EPA to the other, shall not in any way release the Principal and the Surety, or either of them, or their heirs, executors, administrators, successors or assigns from liability hereunder. The Surety hereby expressly waives notice of any change, revision, or amendment to the Agreement or to any related obligations between the Principal and EPA, excluding Section VI Payments, Deliveries and Guarantees, Paragraph _____.

          8.          The Surety will immediately notify EPA of any of the following events: (a) the filing by the Surety of a petition seeking to take advantage of any laws relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; (b) the Surety’s consent to (or failure to contest in a timely manner) any petition filed against it in an involuntary case under such bankruptcy or other laws; (c) the Surety’s application for (or consent to or failure to contest in a timely manner) the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator, or the like of itself or of all or a substantial part of its assets; (d) the Surety’s making a general assignment for the benefit of creditors; or (e) the Surety’s taking any corporate action for the purpose of effecting any of the foregoing.

          9.          In the event any of the terms of this Bond are contrary to or in violation of any applicable law, those terms shall be deemed deleted from the Bond without affecting the validity of the remaining provisions of the Bond.

          10.        All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, to the address shown on this first page of this Payment Bond.

          All notices, elections, requests and demands under this Payment Bond shall be effective and deemed received upon the earliest of (a) the actual receipt of the same by personal delivery or otherwise, (b) one (1) business day after being deposited with a nationally recognized overnight courier service as required above, or (c) three (3) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.

          11.        The Surety hereby agrees that the obligations of the Surety under this Payment Bond shall be in no way impaired or affected by any winding up, insolvency, bankruptcy or reorganization of the Principal or by any other arrangement or rearrangement of the Principal for the benefit of creditors.

          12.        No right of action shall accrue on this Payment Bond to or for the use of any person other than EPA or the executors, administrators, successors or assigns of EPA.

3

          IN WITNESS WHEREOF, the Principal and Surety have executed this Payment Bond and have affixed their seals on the date set forth above.

The persons whose signatures appear below hereby represent, warrant, and certify that they are authorized to execute this Payment Bond on behalf of the Principal and Surety, respectively.

	PRINCIPAL:	Hecla Limited,
a corporation organized and in good
standing in the State of Delaware
Attest:	________________________________	By: ________________________
Name:	________________________________	Name: ________________________
Title: ________________________

	SURETY:	[________________________],
a [corporation/partnership/limited liability
company] organized and in good standing in
the State of [_____________]

Attest:	________________________________	By: ________________________
Name:	________________________________	Name: ________________________
Title: ________________________

4

Appendix H-2

Performance Guarantee (Trustees)

PAYMENT BOND

Surety’s Payment Bond Number: ________________________________________
Date of Execution of Payment Bond: __________________________________________
Effective Date of Payment Bond: ________________________________________
Total Dollar Amount of Payment Bond: ____________________________________________

Principal:
Legal Name and Address:	Hecla Limited Attn: General Counsel 6500 N. Mineral Dr., Suite 200 Coeur d’Alene, ID 83815-9408
Type of Organization:	Corporation
State of Organization:	Delaware

Surety:
Legal Name and Address: [name and business address of surety providing the bond]
Type of Organization: [insert “individual,” “partnership,” “limited liability company,” “corporation,” etc.]
State of Organization:

Obligee:
Legal Name and Address:	Coeur d’Alene Basin Trustee Council c/o U.S. Fish & Wildlife Service Pacific Region, Regional Office Kathleen Moynan, DOI Project Manager 911 NE 11th Avenue Portland, Oregon 97232

Site Information:
Name and Location of Site:
EPA Identification Number: [Site or CERCLIS ID Number, if applicable]
Agreement Governing Settlement: [That certain [Consent Decree] [Administrative
Order on Consent] dated _________ ____, 2011, by
and among the United States of America,
_____________, and ____________________ (the
“Agreement”)]

KNOW ALL PERSONS BY THESE PRESENTS, THAT:

          WHEREAS, said Principal is required, under the above-described Agreement, to make certain payments as defined in Section VI. Payments, Deliveries and Guarantees, Paragraphs 6(d)-6(f) and 7(d)-7(f) of the Agreement (hereinafter the “Payments”); and

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          WHEREAS, said Principal is required under Section VI Paragraph 16 of the Agreement to provide financial assurance securing the Payments.

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.          The Principal and Surety hereto are firmly bound to the Natural Resource Damages Trustees (hereinafter, “Trustees”), in the above Total Dollar Amount, for the payment of which we, the Principal and Surety, bind ourselves, our heirs, executors, administrators, successors, and assigns, jointly and severally, subject to and in accordance with the terms and conditions hereof.

          2.          The conditions of the Surety’s obligation hereunder are such that if the Principal shall promptly, faithfully, fully, and finally make the payment required in Section VI Paragraph ________ in accordance with the terms of the Agreement, the Surety’s obligation hereunder shall be null and void; otherwise it is to remain in full force and effect.

          3.     The Surety shall become liable on this obligation evidenced hereby only upon the Principal’s default of the payment required in Section VI Paragraph ________ (as such term is defined in the Agreement) pursuant to and in accordance with the terms of the Agreement. At any time and from time to time upon notification by the Trustees (or any other designees) that the Principal has defaulted on the payment, the Surety shall promptly (and in any event within fifteen (15) business days after receiving such notification) pay funds up to the Total Dollar Amount in such amounts and to such person(s), account(s), or otherwise as the Trustees (or their designee) may direct. If the Surety does not render such payments within the specified 15 business-day period, the Surety shall be deemed in default of this Payment Bond and Trustees shall be entitled to enforce any remedy available to it at law, in equity, or otherwise.

          4.          In no event shall the aggregate obligation of the Surety hereunder exceed the Total Dollar Amount of this Payment Bond. The liability of the Surety shall be reduced by rider as Payments are made.

          5.          The Surety may cancel this Payment Bond only by sending notice of cancellation to the Principal and to the Trustees, provided, however, that no such cancellation shall be effective during the 120-day period beginning on the date of receipt of the notice of cancellation by both the Principal and the Trustees. If after ninety (90) days of such 120-day period, the Principal has not established a replacement financial assurance mechanism pursuant to and in accordance with the terms of the Agreement, Trustees shall have the right to draw upon the full amount of this Payment Bond.

          6.          The Principal may terminate this Payment Bond only by sending written notice of termination to the Surety and to the Trustees, provided, however, that no such termination shall become effective unless and until the Surety receives written authorization for termination of this Payment Bond by the Trustees (or his or her designee).

          7.          Any modification, revision, or amendment which may be made in the terms of the

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Agreement, or any extension of the Agreement, or other forbearance on the part of either the Principal or Trustees to the other, shall not in any way release the Principal and the Surety, or either of them, or their heirs, executors, administrators, successors or assigns from liability hereunder. The Surety hereby expressly waives notice of any change, revision, or amendment to the Agreement or to any related obligations between the Principal and Trustees, excluding Section VI Payments, Deliveries and Guarantees, Paragraph _____.

          8.          The Surety will immediately notify Trustees of any of the following events: (a) the filing by the Surety of a petition seeking to take advantage of any laws relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; (b) the Surety’s consent to (or failure to contest in a timely manner) any petition filed against it in an involuntary case under such bankruptcy or other laws; (c) the Surety’s application for (or consent to or failure to contest in a timely manner) the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator, or the like of itself or of all or a substantial part of its assets; (d) the Surety’s making a general assignment for the benefit of creditors; or (e) the Surety’s taking any corporate action for the purpose of effecting any of the foregoing.

          9.          In the event any of the terms of this Bond are contrary to or in violation of any applicable law, those terms shall be deemed deleted from the Bond without affecting the validity of the remaining provisions of the Bond.

          10.         All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, to the address shown on this first page of this Payment Bond.

          All notices, elections, requests and demands under this Payment Bond shall be effective and deemed received upon the earliest of (a) the actual receipt of the same by personal delivery or otherwise, (b) one (1) business day after being deposited with a nationally recognized overnight courier service as required above, or (c) three (3) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.

          11.         The Surety hereby agrees that the obligations of the Surety under this Payment Bond shall be in no way impaired or affected by any winding up, insolvency, bankruptcy or reorganization of the Principal or by any other arrangement or rearrangement of the Principal for the benefit of creditors.

          12.         No right of action shall accrue on this Payment Bond to or for the use of any person other than Trustees or the executors, administrators, successors or assigns of Trustees.

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          IN WITNESS WHEREOF, the Principal and Surety have executed this Payment Bond and have affixed their seals on the date set forth above.

The persons whose signatures appear below hereby represent, warrant, and certify that they are authorized to execute this Payment Bond on behalf of the Principal and Surety, respectively.

PRINCIPAL:		Hecla Limited, a corporation organized and in good standing in the State of Delaware
Attest:	______________________________________	By: _________________________________
Name:	______________________________________	Name: __________________________________
Title: __________________________________

SURETY:		[________________________],
a [corporation/partnership/limited liability company] organized and in good standing in the State of [____________]

Attest:	______________________________________	By: _________________________________
Name:	______________________________________	Name: __________________________________
Title: _________________________________

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Appendix I

Depiction of Lucky Friday Tailings Pond #1

Appendix J

Notice of Consent Decree

NOTICE OF CONSENT DECREE

          This Notice of Consent Decree (“Notice”) is made this __ day of _______, 2011 by Hecla Limited (“Grantor”) for the benefit of the United States of America on behalf of the United States Environmental Protection Agency (“EPA”) and the State of Idaho on behalf of the Idaho Department of Environmental Quality (“Department”), and is given pursuant to the requirements of that certain Consent Decree entered in the United States District Court, District of Idaho, Cause Nos. 96-0122-N-EJL, 91-0342-N-EJL, 94-0206-N-HLR, on ___________, 2011 (“Consent Decree”).

          Grantor is the fee owner of certain real property located in the County of Shoshone, State of Idaho that is more particularly described on Exhibit A to this Notice (the “Real Property”). Pursuant to the Consent Decree, notice is given to all persons taking any interest in the Real Property that the Real Property is part of the Bunker Hill Mining and Metallurgical Complex Superfund Site (the “Site”), as that term is defined in the Consent Decree, that EPA has selected or may select a remedy for the Site or certain areas of the Site, that the remedy does or may affect the Real Property and that Hecla Limited has entered into the Consent Decree which requires that certain Proprietary Controls attach and run with the Real Property pursuant to an Environmental Covenant in order to enable implementation of that remedy.

          Notice is further given that the said Proprietary Controls prohibit use of the Real Property that would interfere with or adversely affect the implementation, integrity, or protectiveness of the removal or remedial measures to be performed at the Site.

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HECLA LIMITED

By:
Its:
Dated:

ADD ACKNOWLEDGEMENTS

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Appendix K

Court Order for Court Registry Deposit

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF IDAHO

)
)
UNITED STATES OF AMERICA,	)
)
Plaintiff,	)
	)	No. 96-0122-N-EJL
v.	)	No. 91-0342-N-EJL
	)	No. 94-0206-N-HLR
HECLA LIMITED, a Delaware Corporation,	)
	)	ORDER
Defendant.	)
)

)
and CONSOLIDATED CASES.	)
)

          The above-entitled cause having come before the Court upon the Unopposed Motion to Deposit Certain Funds into the Registry of the Court pursuant to Fed. R. Civ. P. 67 and L. Civ. R. 67.1, and the Court having considered the motion,

          NOW, THEREFORE, it is

          ORDERED that the Unopposed Motion to Deposit Certain Funds into the Registry of the Court shall be, and is hereby, granted.

          IT IS ORDERED that the Clerk of the Court invest the amounts received pursuant to Paragraphs 6(a) and (c) of the Consent Decree entered in this matter with Hecla Limited, et al. in an automatically renewable type of account or instrument (i.e., time certificate, treasury bill, or passbook account), in the name of the Clerk of the Court, U.S. District Court, at (name of bank, savings and loan, brokerage house, etc.) said funds to remain invested pending further order of the Court.

          IT IS FURTHER ORDERED that the Clerk of the Court must deduct a fee from the income earned on the investment equal to ten percent (10%) of the income earned while the funds are held in the Court’s registry fund regardless of the nature of the case underlying the investment and without further order of the Court. The interest payable to the U.S. Courts must be paid prior to any other distribution of the account. Investments having a maturity date will be assessed the fee at the time the investment instrument matures. However, the fee deducted from any funds to be received by the United States shall be restored pursuant to the Notice of the Administrative Office of the United States Court published at 56 Fed. Reg. 56356-01 (November 4, 1991).

          IT IS FURTHER ORDERED that counsel presenting this Order personally serve a copy thereof on the Clerk of the Court or his or her financial deputy.

          IT IS FURTHER ORDERED that Hecla Limited shall make the aforementioned payment by certified or bank check made payable to the “Clerk, United States District Court.” The check shall include on its face the terms, U.S. et al v. Hecla Limited, Civil Action No. 96-0122-N-EJL, and a copy of the payment document shall be sent to counsel for the United States and the State pursuant to Consent Decree Section XXIII (Notices and Submissions).

          IT IS FURTHER ORDERED that all funds deposited pursuant to this Order shall not be disbursed or withdrawn by any person except in accordance with the terms of the Consent Decree, and pursuant to a further order of this Court.

SO ORDERED THIS _____________DAY OF ___________________, 2011.

Hon. Edward J. Lodge
United States District Judge